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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 10/31
Date of reporting period: 10/31/08

Item 1 — Reports to Shareholders

2008 Annual Report
Janus Growth Funds

Growth
Janus Fund
Janus Enterprise Fund
Janus Orion Fund
Janus Research Fund
Janus Triton Fund
Janus Twenty Fund
Janus Venture Fund
Specialty Growth
Janus Global Life Sciences Fund
Janus Global Technology Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Growth Funds

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Fund Report	4
Management Commentaries and Schedules of Investments
Janus Fund	5
Janus Enterprise Fund	14
Janus Orion Fund	22
Janus Research Fund	32
Janus Triton Fund	41
Janus Twenty Fund	48
Janus Venture Fund	55
Janus Global Life Sciences Fund	65
Janus Global Technology Fund	73
Statements of Assets and Liabilities	82
Statements of Operations	84
Statements of Changes in Net Assets	86
Financial Highlights	88
Notes to Schedules of Investments	93
Notes to Financial Statements	97
Report of Independent Registered Public Accounting Firm	111
Additional Information	112
Explanations of Charts, Tables and Financial Statements	113
Designation Requirements	116
Trustees and Officers	117

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders
(unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment in Janus funds. While recent market events have no doubt been difficult, we are staying true to our time-tested investment process and research-driven philosophy. We believe that having a disciplined, long-term investment approach can help asset managers like Janus, and investors, weather turbulent market and economic conditions.

Major Market Themes

As we write this year’s annual letter, the extreme volatility in global financial markets experienced over the past several months continues to persist amid uncertainty surrounding the global economic picture. Turmoil resulting from the year-long credit crisis and recession fears characterized U.S. equity markets during the 12-month period ending October 31, 2008. U.S. stock prices began the period modestly lower, but as the stresses in the credit markets grew, so did negative sentiment and volatility. In mid-September, the full weight of the credit crisis seized the global financial markets as Lehman Brothers was forced into bankruptcy. Other long-standing financial institutions also fell victim to the downward cycle, leaving many of them reluctant to extend any amount of credit to businesses and consumers. This helped fuel the crisis of confidence that spread through the markets and led to a dramatic equity market sell-off during September and October. The S&P 500® Index reached its lowest level since 2003 on October 27th. In response, the U.S. Treasury and U.S. Federal Reserve, along with other central banks around the world, took unprecedented steps to support markets and global financial institutions.

The number of moves initiated by the U.S. government included implementing the Troubled Asset Relief Program (TARP), engaging in monetary policy easing, insuring certain money market holdings for a period of time, injecting capital in financial institutions and providing a backstop for mortgage lenders Fannie Mae and Freddie Mac. All of these moves were an attempt to restore confidence in capital markets.

Despite these actions, most major U.S. indices were down over 30% during the 12-month period, ending October 31, 2008, with value performing slightly better than growth and small caps outperforming large caps. The financials sector was the worst performing group due to billions of dollars of write-downs and recapitalization efforts, as well as investor concerns of more bank failures. The materials sector also performed poorly, as dramatic spikes in commodity prices earlier in the year were matched by equally steep declines late in the summer and into the fall. This sharp decline in commodity prices, particularly oil prices, has helped ease concerns about inflation. While we believe this will be favorable for the economy over the long term, in the short term it reflects a decrease in consumer and industrial demand for oil, which exacerbates the market’s fear about the slowing economy. Consumer staples and health care were the best performing sectors, which is not particularly surprising given their historically defensive characteristics. As the period came to a close, concerns over credit availability, stability of the financial markets as well as the impact on economic activity from the credit crisis continued to weigh heavily on investors.

Long-Term Relative Performance Continued to be Strong

Despite the challenging market conditions, we have stayed true to our disciplined, long-term investment approach. And while our short-term performance has suffered, our long-term results generally remained strong relative to our peers. For the one-year period ended October 31, 2008, 54% of Janus retail funds ranked within Lipper’s top two quartiles based upon total returns. Looking longer-term, 78% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 81% ranked in Lipper’s top two quartiles for the five-year period ended October 31, 2008. (See complete rankings on page 3.)

Investment Team Depth

Throughout this challenging period, we have continued to expand our investment team capabilities, particularly our research analyst bench. In 2008, Janus added six new equity research analysts, nine equity junior analysts and seven research associates to the team. We believe their expertise and our strong research commitment will continue to position us well to gain the unique insight that is at the core of our investment process.

Janus Growth Funds  October 31, 2008  1

Continued

Outlook

As our investment team works diligently to find the best ideas, we keep in mind that the market is a discounting mechanism that largely reflects expectations of the future. As such, we could see the markets improve before the economic data reflects the signs of a recovery. Conversely, we have often seen markets begin to decline prior to a peak in economic activity. On that note, we believe encouraging signs were emerging late in the period. We think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Additionally, valuations across many markets have reached what we consider to be attractive levels. More specifically, our research has uncovered many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. We also believe there is significant cash sitting on the sidelines in money market funds and bank deposits that will likely return to the market once it begins to show signs of a recovery.

In closing, our long-term investment approach has not fundamentally changed for the past 39 years. We believe in our core research philosophy, but are adapting to the current market environment. We are reviewing the balance sheets of companies with more scrutiny given the overwhelming market focus on liquidity. We are also leveraging our fundamental research efforts through increased end market surveys to help us gain unique investment insight. We believe there are opportunities to be uncovered in markets like these. And we believe our research process will lead us to these opportunities.

We sincerely appreciate your continued investment in Janus funds. We recognize the confidence that you have placed in us and we continue in our quest to deliver strong, consistent fund performance to you, our investors. We believe that our commitment to research and our long-term investment approach will help us navigate through the current market cycle.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of October 2008 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

2  Janus Growth Funds  October 31, 2008

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 10/31/08

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund (Inception Date)

Janus Fund (2/70)	Large-Cap Growth Funds	63	491/784	28	189/674	52	288/559	45	119/267	15	3/19	63	493/789

Janus Enterprise Fund(1)(9/92)	Mid-Cap Growth Funds	28	167/611	16	83/532	6	25/425	57	110/195	30	14/47	28	166/608

Janus Orion Fund (6/00)	Multi-Cap Growth Funds	93	467/502	9	33/384	4	11/327	N/A	N/A	26	53/208	94	486/518

Janus Research Fund(1) (5/93)	Large-Cap Growth Funds	88	690/784	33	219/674	14	78/559	11	27/267	4	3/82	37	257/694

Janus Triton Fund(1)(2/05)	Small-Cap Growth Funds	40	235/594	6	27/494	N/A	N/A	N/A	N/A	3	10/463	5	22/530

Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	49	378/784	1	3/674	1	2/559	9	22/267	6	2/38	69	559/818

Janus Venture Fund* (4/85)	Small-Cap Growth Funds	98	582/594	58	286/494	47	187/399	50	98/196	19	2/10	41	123/299

Janus Global Life Sciences Fund (12/98)	Global Health/Biotechnology Funds	25	15/60	40	22/54	10	5/49	N/A	N/A	32	5/15	15	9/60

Janus Global Technology Fund (12/98)	Global Science & Technology Funds	27	25/95	35	31/90	48	38/79	N/A	N/A	21	5/23	40	36/90

Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	7	34/509	3	10/375	7	17/257	5	6/143	4	1/28	2	4/353

Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	94	747/799	6	37/642	1	3/455	N/A	N/A	13	29/233	13	29/233

Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	92	821/893	74	560/763	27	171/641	9	28/347	4	8/222	90	777/867

Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	96	852/893	91	689/763	61	386/641	21	70/347	10	8/84	93	803/867

INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	19	145/799	41	258/642	14	60/455	N/A	N/A	22	89/422	22	89/422

Janus Mid Cap Value Fund – Inv(1)(2) (8/98)	Mid-Cap Value Funds	5	16/362	2	3/280	3	6/213	3	2/75	4	2/65	4	2/65

Janus Small Cap Value Fund – Inv*(2) (10/87)	Small-Cap Core Funds	1	2/779	5	31/626	11	53/486	16	32/204	7	8/123	7	8/123

Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	11	60/568	8	34/467	11	43/397	15	30/199	10	2/20	13	68/538

Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	18	82/462	16	59/389	22	71/336	12	20/180	7	6/97	18	60/338

Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	5	13/261	4	8/211	4	7/175	10	8/84	16	4/24	7	18/259

Janus Global Opportunities Fund(1) (6/01)	Global Funds	50	232/465	52	182/355	74	210/283	N/A	N/A	19	39/205	19	39/205

Janus Global Research Fund(1)(2/05)	Global Funds	75	348/465	28	99/355	N/A	N/A	N/A	N/A	8	23/321	8	23/321

Janus Overseas Fund*(1) (5/94)	International Funds	88	1014/1153	1	8/843	1	5/696	6	21/350	2	2/107	1	5/664

Janus Worldwide Fund(1) (5/91)	Global Funds	81	374/465	80	282/355	95	268/283	88	115/131	36	6/16	88	261/296

Janus Smart Portfolio – Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	82	544/666	N/A	N/A	N/A	N/A	N/A	N/A	17	91/555	17	91/555

Janus Smart Portfolio – Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	54	274/509	N/A	N/A	N/A	N/A	N/A	N/A	13	48/386	13	48/386

Janus Smart Portfolio – Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	44	196/451	N/A	N/A	N/A	N/A	N/A	N/A	10	34/340	10	34/340

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)	Rating is for the Investor Share class only; other classes may have different performance characteristics.

*	Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives.

Janus Growth Funds  October 31, 2008  3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) (2) and ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2008 to October 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive Janus Triton Fund’s total operating expenses, excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least March 1, 2009. Expenses in the example reflect application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Fund’s prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4  Janus Growth Funds  October 31, 2008

Janus Fund (unaudited)	Ticker: JANSX

Fund Snapshot
This fund invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, we focus on companies that exhibit “smart growth” meaning we place greater emphasis on sustainable and repeatable growth than the pace at which the company grows.

Jonathan Coleman
lead co-portfolio manager

Daniel Riff
co-portfolio manager

Performance Review

For the 12-month period ended October 31, 2008, Janus Fund returned -39.24%, underperforming its primary benchmark, the Russell 1000® Growth Index, which returned -36.95%. The Fund also underperformed its secondary benchmark, the S&P 500® Index, which returned -36.10%.

Economic Summary

Turmoil, resulting from the year-old credit crisis and recession fears, characterized U.S. equity markets during the 12-month period ending October 31, 2008. U.S. stock prices began the period modestly lower, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth and inflation worries weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global financial markets as Lehman Brothers was forced into bankruptcy. The deleveraging process resulted in a vicious downward cycle during the early fall and led to the demise of several long-standing, venerable financial institutions. This gave rise to the crisis of confidence that pervaded the markets and led to a dramatic equity market sell-off during September and October. The S&P 500® Index reached its lowest level since 2003. In response, the U.S. Treasury and U.S. Federal Reserve, along with other central banks around the world took unprecedented steps to support markets and global financial institutions.

Most major U.S. indices were down over 30% during the time period, with value performing marginally better than growth and small caps outperforming large caps. Unsurprisingly, the financials sector was the worst performing group due to billions of dollars of write-downs and recapitalization efforts, as well as investor concerns of more bank failures, all of which created a negative backdrop for that sector during the first half of the period. The materials sector was also a poor performing group, as dramatic spikes in commodity prices earlier in the year were matched by equally steep declines late in the summer and into the fall. These price changes eased inflationary concerns but recession fears rose. Consumer staples and health care performed the best, given their historically defensive characteristics. As the period came to a close, concerns over credit availability, stability of the financial markets as well as the impact on economic activity from the credit crisis continued to weigh on investors.

Select Consumer Staples and Health Care Holdings Diminished Performance

Belgian-based brewer InBev weighed on our overall results. The stock declined during the first half of the period after experiencing rising input costs. During the second half of the period, the stock performed very poorly following the company’s announced purchase of Anheuser Busch. Investors reacted negatively to InBev’s assumption of debt and need to raise capital via an equity “right’s offering” upon the completion of the acquisition. We believe InBev is well positioned to navigate the current environment with greater debt on its balance sheet given its strong management team and the historical stability of its product volumes. Taking a longer term view, we also believe that the resulting franchise will be better balanced geographically and more focused on fewer and stronger brands. We added to the position during the period, so that it became the fourth largest position in the Fund.

Coventry Health Care, a health maintenance organization (HMO), suffered a decline late in the period on a disappointing earnings report. The company cited greater than expected medical loss ratios in their commercial book of business. Simply put, the company underpriced its book of business relative to the medical costs its clients incurred. We were very disappointed in the report and trimmed the position slightly, but continued to hold the stock given that the company has been generating significant free cash flow and will likely have the opportunity to price its products more appropriately in the months and quarters ahead.

AES, a global leader in power generation, came under pressure late in the period amid worries about debt on its balance sheet and its access to credit for project-based financing. Concerns about a slowing economy impacting demand for electricity also weighed on the stock. We feel the company, which we added to

Janus Growth Funds  October 31, 2008  5

Janus Fund (unaudited)

the Fund during the period, has undervalued assets and the ability to generate free cash flow sufficient to service its debt needs in the years to come.

Fertilizer Distributor, Biotechnology Company Lead Contributors

Within the materials sectors, German-based K+S AG, a distributor of fertilizer, was the top contributor to the Fund’s overall performance. We benefited as the stock performed strongly during the first half of the year due to the rapid rise in commodity prices, as farmers took steps to maximize crop yields. We trimmed our position to capture gains late in the spring and early summer before the stock reached a peak, as commodity prices began to decline during the summer and into the fall. Although the stock was down almost 25% for the period, it was a net positive for the Fund given our sales of the stock earlier in the period.

Within health care, biotechnology leader Genentech rose after receiving a take-out offer late in the period from Swiss-based Roche Holdings, which already owned over 50% of the company.

Transportation services company C.H. Robinson Worldwide also contributed to the Fund’s relative performance. The stock rose strongly during the first half of the period, then began to decline as oil prices reached a peak during the summer. However, it rebounded late in the period following a better-than-expected quarterly earnings report. We took advantage of the stock’s strength earlier in the period to trim our position in favor of other opportunities with what we believed were better risk-reward profiles.

At the end of the period, the Fund was overweight in the financials and health care sectors as compared to the primary benchmark, while underweight in the consumer discretionary and industrials sectors.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Other Changes to the Fund

In this environment, we are looking for companies with attractive secular tailwinds that we believe can navigate through the cyclical headwinds. For example, we purchased Ericsson, a leader in the telecommunications infrastructure industry. We believe the long term trends of rising data services should benefit Ericsson. Similarly, we feel our new investment in Devon Energy was made at attractive valuations relative to its proven reserves, while ascribing minimal valuation to its potential reserves. Additions to the portfolio earlier in the year included McDonald’s, whose outlook has remained attractive, driven by positive comparable store sales in the US, which have been aided by new product launches as well as continued improvement in its non-US stores. We also traded our position in Procter & Gamble for Colgate, as we believe Colgate has a more robust new product pipeline and trades at a more attractive valuation than Procter & Gamble. Other new additions to the portfolio included United Healthcare Group, an HMO that we feel is well positioned to benefit from improved pricing trends and was trading at a very attractive valuation relative to its historical valuation ranges.

We took profits in names such as metal fabricator Precision Castparts, given our concerns over the slowdown in the airline cycle and the delay of the Boeing 787. We exited the Boeing position for similar reasons. Additionally, we sold positions in other economically sensitive holdings like Sony and Sharp.

Outlook

Putting capital to work in this environment requires investors to wade through a laundry list of unknowns. How deep will the global recession be? How much deleveraging needs to take place in the private sector? To what degree can public sector spending help offset this deleveraging? Where will company earnings and cash flows normalize from here? To be clear, we expect more muted growth at lower profitability from our companies for an extended period of time given the current economic climate. But we draw comfort from two sources: first, we feel the government response so far has been proactive and pragmatic rather than reactionary and dogmatic, and second, our investments are focused on companies we believe to be the long-term winners: firms with superior competitive positions and the potential to create value for shareholders across an entire economic cycle.

In our research we find that valuations the market is placing on specific companies are at their lowest point in decades. Investors are assuming either a collapse in free cash flow generation, a steep and sustained spike in the cost of capital, or both. We believe that as credit markets stabilize, investors will migrate from the sidelines back into risk assets. Companies that are currently priced at trough multiples of worst-case free cash flows could be bid back to fair value. But we recognize that being too early is often the same as being wrong. As a result, we are balancing a cautious short term view with our longer term optimism. We are proceeding prudently, building positions slowly and assembling a shopping list of compelling new opportunities. As early indicators of credit market health,

6  Janus Growth Funds  October 31, 2008

(unaudited)

consumer confidence and investor sentiment turn, we hope to be ready to take full advantage.

We are investors alongside you in the Fund. While this has certainly been an extraordinary environment, we are not pleased with our performance this year. We do believe, however, that adhering to a disciplined approach positions the Fund to achieve long term success.

Manager Change

As we have previously communicated, the Fund’s prior manager, David Corkins, left Janus as of November 1, 2007 and we assumed portfolio management responsibilities. Similar to David, we invest in large-cap companies that we believe have solid business models, strong cash flows, and high returns on invested capital. Therefore, you should not expect significant changes to style of the management of the Fund.

Thank you for your investment in Janus Fund.

Janus Fund At A Glance

5 Top Performers – Holdings

Contribution

K+S A.G.	0.40%
Genentech, Inc.	0.20%
C. H. Robinson Worldwide, Inc.	0.11%
Philip Morris International, Inc.	0.08%
Celgene Corp.	0.08%

5 Bottom Performers – Holdings

Contribution

InBev N.V.	-2.14%
Coventry Health Care, Inc.	-1.61%
AES Corp.	-1.59%
Microsoft Corp.	-1.29%
Siemens A.G.	-1.24%

5 Top Performers – Sectors

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Materials	-0.66%	6.78%	3.84%
Telecommunication Services	-0.98%	2.26%	0.72%
Energy	-1.68%	7.93%	9.70%
Utilities	-2.63%	3.87%	1.64%
Consumer Discretionary	-3.37%	7.88%	10.58%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	-11.79%	25.57%	27.94%
Industrials	-5.72%	11.12%	13.21%
Financials	-5.55%	8.01%	5.90%
Health Care	-4.72%	13.60%	15.04%
Consumer Staples	-3.84%	12.99%	11.45%

Janus Growth Funds  October 31, 2008  7

Janus Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

UnitedHealth Group, Inc. Medical – HMO	4.4%
CVS/Caremark Corp. Retail – Drug Store	3.5%
Cisco Systems, Inc. Networking Products	3.5%
InBev N.V. Brewery	3.4%
Microsoft Corp. Applications Software	3.1%

17.9%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 2.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

8  Janus Growth Funds  October 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Fund	–39.24%	–1.83%	–0.49%	12.11%	0.88%

Russell 1000® Growth Index	–36.95%	–1.29%	–2.10%	N/A**

S&P 500® Index	–36.10%	0.26%	0.40%	9.91%

Lipper Quartile	3rd	3rd	2nd	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	491/784	288/559	119/267	3/19

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of the expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Growth Funds  October 31, 2008  9

Janus Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 5, 1970

**	Since inception return is not shown for the index because the index’s inception date, December 31, 1978, differs significantly from the Fund’s inception date.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08- 10/31/08)†

Actual	$1,000.00	$669.20	$3.69

Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.47

†	Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10  Janus Growth Funds  October 31, 2008

Janus Fund

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 91.6%
Aerospace and Defense – 1.7%
2,764,090	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	$57,824,763
795,865	Lockheed Martin Corp.	67,688,318
		125,513,081
Agricultural Chemicals – 2.2%
1,126,215	Monsanto Co.**	100,210,610
212,715	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	18,136,081
238,176	Syngenta A.G.	44,436,125
		162,782,816
Applications Software – 3.1%
10,367,405	Microsoft Corp.**	231,504,154
Brewery – 3.4%
6,339,179	InBev N.V.**	255,553,191
Cable Television – 0.3%
881,760	DIRECTV Group, Inc.*	19,301,726
Casino Hotels – 0.6%
10,232,041	Crown, Ltd.**	45,755,169
Chemicals – Diversified – 1.5%
1,585,017	Bayer A.G.**	88,876,128
567,688	K+S A.G.**	22,636,596
		111,512,724
Commercial Services – Finance – 1.5%
2,088,566	Automatic Data Processing, Inc.	72,995,381
2,572,145	Western Union Co.	39,250,933
		112,246,314
Computers – 4.7%
1,358,396	Apple, Inc.*	146,149,825
3,271,995	Hewlett-Packard Co.**	125,251,969
1,607,595	Research In Motion, Ltd. (U.S. Shares)*	81,071,016
		352,472,810
Consumer Products – Miscellaneous – 0.3%
360,205	Kimberly-Clark Corp.	22,076,964
Cosmetics and Toiletries – 1.4%
1,636,495	Colgate-Palmolive Co.	102,706,426
Diversified Operations – 2.9%
1,484,600	Danaher Corp.	87,947,704
582,480	Illinois Tool Works, Inc.	19,449,007
1,761,086	Siemens A.G.**	107,620,040
		215,016,751
Electric – Generation – 1.5%
13,936,295	AES Corp.*	111,072,271
Electric Products – Miscellaneous – 0.7%
1,677,352	Emerson Electric Co.	54,899,731
Electronic Components – Semiconductors – 0.8%
2,887,360	Texas Instruments, Inc.**	56,476,762
Electronic Connectors – 0.1%
276,365	Amphenol Corp. – Class A	7,917,857
Electronic Measuring Instruments – 0.8%
313,850	Keyence Corp.**	60,620,699
Energy – Alternate Sources – 0.3%
4,537,770	EDP Renovaveis S.A.*,**	23,699,751
Enterprise Software/Services – 2.8%
11,642,140	Oracle Corp.*,**	212,934,741
Finance – Investment Bankers/Brokers – 3.4%
1,012,570	Goldman Sachs Group, Inc.	93,662,725
3,846,060	J.P. Morgan Chase & Co.	158,649,975
		252,312,700
Finance – Other Services – 0.7%
191,297	CME Group, Inc.	53,974,449
Food – Miscellaneous/Diversified – 1.0%
2,000,705	Nestle S.A.	78,013,309
Food – Retail – 1.2%
16,611,654	Tesco PLC**	90,783,344
Forestry – 1.0%
1,993,477	Weyerhaeuser Co.	76,190,691
Independent Power Producer – 1.4%
4,610,652	NRG Energy, Inc.*	107,197,659
Industrial Gases – 1.0%
1,143,925	Praxair, Inc.	74,526,714
Investment Management and Advisory Services – 1.0%
1,896,635	T. Rowe Price Group, Inc.	74,992,948
Medical – Biomedical and Genetic – 6.0%
2,910,376	Celgene Corp.*,**	187,020,762
1,928,803	Genentech, Inc.*	159,974,921
2,281,855	Gilead Sciences, Inc.*	104,623,052
		451,618,735
Medical – Drugs – 2.5%
958,538	Roche Holding A.G.	146,769,987
1,383,355	Wyeth	44,516,364
		191,286,351
Medical – HMO – 5.1%
4,050,460	Coventry Health Care, Inc.*	53,425,567
13,797,550	UnitedHealth Group, Inc.**	327,415,863
		380,841,430
Medical Products – 1.4%
2,453,065	Covidien, Ltd.	108,646,249
Metal Processors and Fabricators – 0.9%
1,002,000	Precision Castparts Corp.	64,939,620
Multimedia – 0.6%
1,249,875	Liberty Media Corp. Entertainment – Class A*	20,122,988
1,094,545	Walt Disney Co.	28,348,715
		48,471,703
Networking Products – 3.5%
14,930,380	Cisco Systems, Inc.*,**	265,312,853
Oil Companies – Exploration and Production – 3.6%
1,032,655	Devon Energy Corp.	83,500,483
703,965	EOG Resources, Inc.	56,964,848
2,399,495	Occidental Petroleum Corp.	133,267,952
		273,733,283
Oil Companies – Integrated – 4.1%
572,105	Exxon Mobil Corp.	42,404,423
3,318,787	Hess Corp.**	199,824,164
2,414,050	Petroleo Brasileiro S.A. (ADR)**	64,913,805
		307,142,392

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  October 31, 2008  11

Janus Fund

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Power Converters and Power Supply Equipment – 0.4%
1,900,285	Suntech Power Holdings Company, Ltd. (ADR)*	$33,254,988
Reinsurance – 2.3%
44,716	Berkshire Hathaway, Inc. – Class B*	171,709,440
Retail – Discount – 0.4%
521,195	Wal-Mart Stores, Inc.	29,087,893
Retail – Drug Store – 3.5%
8,715,976	CVS/Caremark Corp.	267,144,664
Retail – Office Supplies – 0.8%
3,131,182	Staples, Inc.	60,838,866
Retail – Restaurants – 1.4%
1,509,340	McDonald’s Corp.	87,436,066
717,625	Yum! Brands, Inc.	20,818,301
		108,254,367
Semiconductor Components/Integrated Circuits – 2.0%
2,085,985	Cypress Semiconductor Corp.*	10,450,785
8,448,290	Marvell Technology Group, Ltd.*	58,800,098
572,125	Sunpower Corp. – Class B*	16,936,150
43,971,664	Taiwan Semiconductor Manufacturing Company, Ltd.	65,097,730
		151,284,763
Semiconductor Equipment – 1.1%
3,652,640	KLA-Tencor Corp.	84,923,880
Telecommunication Equipment – Fiber Optics – 1.1%
7,683,505	Corning, Inc.**	83,212,359
Tobacco – 0.6%
2,437,805	Altria Group, Inc.	46,781,478
Transportation – Railroad – 0.9%
1,509,800	Canadian National Railway Co. (U.S. Shares)	65,313,948
Transportation – Services – 2.4%
1,090,165	C.H. Robinson Worldwide, Inc.	56,448,744
2,301,825	United Parcel Service, Inc. – Class B	121,490,323
		177,939,067
Web Portals/Internet Service Providers – 2.8%
579,600	Google, Inc. – Class A*	208,285,056
Wireless Equipment – 2.9%
7,550,330	Crown Castle International Corp.*	159,840,486
403,865	QUALCOMM, Inc.	15,451,875
6,531,480	Telefonaktiebolaget L.M. Ericsson – Class B	46,083,234
		221,375,595

Total Common Stock (cost $8,895,715,042)		6,893,454,732

Corporate Bonds – 0.4%
Electric – Integrated – 0.4%
$13,550,000	Energy Future Holdings 10.8750%, due 11/1/17 (144A)	10,433,500
23,170,000	Texas Competitive Electric Holdings Company LLC, 10.2500% due 11/1/15 (144A)	17,667,126

Total Corporate Bonds (cost $37,037,928)		28,100,626

Purchased Options – Calls – 0%
1,554	Potash Corporation of Saskatchewan, Inc. (U.S. Shares) expires January 2009 exercise price $165.00 (premiums paid $2,033,720)	58,710

Purchased Options – Puts – 0.5%
10,991	Hess Corp. expires January 2009 exercise price $80.00	24,798,884
6,414	Petroleo Brasileiro S.A. (ADR) expires January 2009 exercise price $100.00	15,068,474

Total Purchased Options – Puts (premiums paid $9,508,600)		39,867,358

Money Markets – 4.8%
100,482,143	Janus Institutional Cash Management Fund – Institutional Shares, 1.46%	100,482,143
263,680,252	Janus Institutional Money Market Fund – Institutional Shares, 1.09%	263,680,252

Total Money Markets (cost $364,162,395)		364,162,395

Total Investments (total cost $9,308,457,685) – 97.3%		7,325,643,821

Cash, Receivables and Other Assets net of Liabilities – 2.7%**		202,650,252

Net Assets – 100%		$7,528,294,073

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$45,755,169	0.6%
Belgium	255,553,191	3.5%
Bermuda	167,446,347	2.3%
Brazil	137,807,042	1.9%
Canada	164,579,755	2.2%
Cayman Islands	33,254,988	0.5%
Germany	219,132,764	3.0%
Japan	60,620,699	0.8%
Spain	23,699,751	0.3%
Sweden	46,083,234	0.6%
Switzerland	269,219,421	3.7%
Taiwan	65,097,730	0.9%
United Kingdom	90,783,344	1.2%
United States††	5,746,610,386	78.5%

Total	$7,325,643,821	100.0%

††	Includes Short-Term Securities (73.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

12  Janus Growth Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Australian Dollar 12/12/08	55,000,000	$36,388,908	$(462,908)
British Pound 11/12/08	37,100,000	59,669,525	10,784,954
British Pound 12/12/08	14,000,000	22,468,077	104,124
Euro 11/12/08	179,000,000	228,057,980	40,753,851
Euro 12/19/08	137,400,000	174,845,647	5,766,653
Japanese Yen 12/12/08	2,800,000,000	28,486,795	385,900
Japanese Yen 12/19/08	2,395,000,000	24,378,214	(547,368)

Total		$574,295,146	$56,785,206

Schedule of Written Options – Calls	Value

Cisco Systems, Inc. expires January 2009 35,221 contracts exercise price $30.00	$(176,105)
Corning, Inc. expires November 2008 23,440 contracts exercise price $12.50	(391,725)
Hess Corp. expires January 2009 21,983 contracts exercise price $150.00	(10,992)
Hewlett-Packard Co. expires January 2009 22,619 contracts exercise price $55.00	(260,119)
Microsoft Corp. expires January 2009 31,894 contracts exercise price $32.50	(159,470)
Monsanto Co. expires November 2008 2,815 contracts exercise price $80.00	(3,829,413)
Oracle Corp. expires January 2009 58,265 contracts exercise price $22.50	(2,779,240)
Petroleo Brasileiro S.A. (ADR) expires January 2009 6,414 contracts exercise price $165.00	(4,618)
Texas Instruments, Inc. expires January 2009 22,570 contracts exercise price $30.00	(111,496)

Total Written Options – Calls
(Premiums received $28,187,292)	$(7,723,178)

Schedule of Written Options – Puts
Cisco Systems, Inc. expires January 2009 35,950 contracts exercise price $18.50	$(8,124,700)
Hewlett-Packard Co. expires January 2009 22,619 contracts exercise price $35.00	$(5,650,226)
Microsoft Corp. expires January 2009 31,894 contracts exercise price $22.50	(7,590,772)
Oracle Corp. expires January 2009 58,265 contracts exercise price $17.50	(9,619,552)
Texas Instruments, Inc. expires January 2009 22,570 contracts exercise price $20.00	(4,893,627)

Total Written Options – Puts
(Premiums received $15,408,530)	$(35,878,877)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  October 31, 2008  13

Janus Enterprise Fund (unaudited)	Ticker: JAENX

Fund Snapshot
This fund invests in medium-sized companies that have grown large enough to be well established but are small enough to still have room to grow.

Brian Demain
portfolio manager

Performance Overview

During the 12 months ended October 31, 2008, Janus Enterprise Fund returned -39.87%. Meanwhile, the Fund’s primary benchmark, the Russell Midcap® Growth Index, returned -42.65%. The Fund’s secondary benchmark, the S&P MidCap 400 Index, returned -36.46% for the same time period.

Economic Overview

Turmoil, resulting from the year-old credit crisis and recession fears, characterized U.S. equity markets during the 12-month period ending October 31, 2008. U.S. stock prices began the period modestly lower, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth and inflation worries weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global financial markets as Lehman Brothers was forced into bankruptcy. The deleveraging process resulted in a vicious downward cycle during the early fall and led to the demise of several long-standing, venerable financial institutions. This gave rise to the crisis of confidence that pervaded the markets and led to a dramatic equity market sell-off during September and October. The S&P 500® Index reached its lowest level since 2003. In response, the U.S. Treasury and U.S. Federal Reserve, along with other central banks around the world took unprecedented steps to support markets and global financial institutions.

Most major U.S. indices were down over 30% during the time period, with value performing marginally better than growth and small caps outperforming large caps, and mid caps, the focus of this fund, performing worse than both. Unsurprisingly, the financials sector was the worst performing group due to billions of dollars of write-downs and recapitalization efforts, as well as investor concerns of more bank failures, all of which created a negative backdrop for that sector during the first half of the period. The materials sector was also a poor performing group, as dramatic spikes in commodity prices earlier in the year were matched by equally steep declines late in the summer and into the fall. These price changes eased inflationary concerns but recession fears rose. Consumer staples and health care performed the best, given their historically defensive characteristics. As the period came to a close, concerns over credit availability, stability of the financial markets as well as the impact on economic activity from the credit crisis continued to weigh on investors.

Energy and Materials Stocks Aided Performance

Our selections in industrials, information technology and materials added the most to relative returns during the period. Within materials, Potash Corporation of Saskatchewan was a top contributor. Potash Corporation has the world’s largest excess supply of potash, a key ingredient in agricultural fertilizer. Potash-based fertilizer has improved agriculture efficiency and has seen higher demand in the agricultural sector along with increasing demands on the world’s arable land. Additionally, the company benefited from pricing power, as the end user is generally insensitive to increases in potash prices. We exited the position during the first half of the period based on what we saw as a reduced risk/reward profile. The stock subsequently sold down along with other commodities and commodity-related investments over concerns of reduced demand in a slowing economy.

Petrohawk Energy Corp. was the largest individual contributor to the Fund’s performance. Petrohawk benefited from increasing natural gas prices through June and initial reports that their productivity from new wells in the Haynesville natural gas shale area (including the state line areas of Louisiana, Texas and Arkansas) was much better than expected. We did exit the position prior to the sell-off in energy prices in favor of what we believed to be better risk/reward opportunities. Staying within energy, EOG Resources also spiked higher after announcing new discoveries and upped its production guidance during the period. The company, which focuses on natural gas production, also benefited from the rise in energy prices. We trimmed the holding to accurately reflect our view of the company’s risk/reward profile.

Select Consumer Discretionary and Telecommunications Stocks Weighed on Results

Our selections in the consumer discretionary, telecommunications and consumer staples sectors detracted the most from relative performance. Within consumer

14  Janus Growth Funds  October 31, 2008

(unaudited)

discretionary, long-time holding Lamar Advertising suffered as a slowing economy and concerns about advertising revenue weighed on the stock. We continue to believe in the stability and predictability of Lamar’s business, outdoor advertising services. Given what we believe to be strong underlying fundamentals, predictability and potential for future growth, we added to the position on the weakness.

Another key detractor was Coventry Health Care, which fell significantly after reporting higher-than-expected medical loss ratios. We added to the position on the stock’s initial weakness early in the period and held our position as the stock sold off further towards the end of October. Within financials, National Financial Partners declined significantly as part of a general sell-off for the sector as a result of the credit crisis. The company, which provides financial products (life insurance primarily) to wealthy clients and corporations through a network of independent financial advisers, suffered as a result of American International Group’s (AIG) woes and general softness in its markets.

Outlook

The economic environment remains challenged in our view. As financial institutions continue to de-lever in an attempt to protect their scarce remaining equity, the rest of the economy may struggle to find the capital it needs to invest in growth projects. Companies that have debt levels considered prudent in 2007 are now forced to use free cash flow to pay down debt, rather than to invest in high-return growth investments. The effects of this are likely to be felt most strongly in the fourth quarter of 2008 in our view, but may continue through the first half of 2009 and perhaps longer. In our opinion, the governmental policy responses have been necessary, but the question as to whether they will prove to be sufficient was an unanswered one at the end of October.

It is sometimes hard, during market environments like this, to remain focused on the long term. However, we believe that it is precisely in an environment like this when a focus on the long term provides the best opportunities. Valuations on stocks across many sectors are compelling in our view, even on earnings estimates reflective of a deep and longer-duration recession. Risk aversion is high with the amount of capital stashed in money markets relative to the capitalization of the U.S. stock market at historically high levels.

We don’t know how deep or how long this downturn will last, but upon its turn, we think strong companies will emerge even stronger. We seek to own those businesses in anticipation of that emergence.

On November 1, 2007, new management assumed leadership of the Fund; however, the approach and style remains the same, except with slightly fewer holdings. We continue to focus on finding businesses with strong competitive advantages, high and improving returns on invested capital, sustainable smart growth and strong management. We seek to buy companies at attractive valuations and limit volatility of the Fund’s returns by emphasizing names that we believe have repeatable growth. The same team of Janus analysts who supported the Fund during the past five years remains. This talented, hard-working, diverse group provides a constant flow of new investment ideas, as well as detailed work on existing positions.

Thank you for your investment in Janus Enterprise Fund.

Janus Growth Funds  October 31, 2008  15

Janus Enterprise Fund (unaudited)

Janus Enterprise Fund At A Glance

5 Top Performers – Holdings

Contribution

Petrohawk Energy Corp.	1.22%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares).	0.92%
EOG Resources, Inc.	0.79%
Respironics, Inc.	0.45%
Helmerich & Payne, Inc.	0.36%

5 Bottom Performers – Holdings

Contribution

Lamar Advertising Co. – Class A	-2.34%
Coventry Health Care, Inc.	-1.63%
National Financial Partners Corp.	-1.57%
Crown Castle International, Corp.	-1.39%
SAVVIS, Inc.	-1.32%

5 Top Performers – Sectors

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	0.18%	6.08%	4.98%
Utilities	-0.54%	1.09%	3.59%
Energy	-0.74%	8.18%	12.40%
Consumer Staples	-1.26%	1.86%	4.41%
Telecommunication Services	-3.12%	5.97%	2.36%

5 Bottom Performers – Sectors

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	-8.79%	14.33%	16.37%
Financials	-8.12%	15.50%	7.36%
Information Technology	-7.82%	21.49%	19.29%
Industrials	-7.70%	14.81%	16.85%
Health Care	-3.22%	10.71%	12.38%

16  Janus Growth Funds  October 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

Celgene Corp. Medical-Biomedical and Genetic	3.7%
Iron Mountain, Inc. Commercial Services	3.0%
Atmel Corp. Semiconductor Components/Integrated Circuits	2.8%
Crown Castle International Corp. Wireless Equipment	2.6%
Berkshire Hathaway, Inc. – Class B Reinsurance	2.5%

14.6%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 1.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

Janus Growth Funds  October 31, 2008  17

Janus Enterprise Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Enterprise Fund	–39.87%	3.53%	2.68%	8.16%	0.94%

Russell Midcap® Growth Index	–42.65%	–0.18%	2.19%	6.98%

S&P MidCap 400 Index	–36.46%	1.96%	6.71%	10.41%

Lipper Quartile	2nd	1st	3rd	2nd

Lipper Ranking – based on total return for Mid-Cap Growth Funds	167/611	25/425	110/195	14/47

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

18  Janus Growth Funds  October 31, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08- 10/31/08)†

Actual	$1,000.00	$623.30	$3.79

Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.72

†	Expenses are equal to the annualized expense ratio of 0.93% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Growth Funds  October 31, 2008  19

Janus Enterprise Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Common Stock – 98.9%
Advertising Sales – 1.7%
1,559,340	Lamar Advertising Co. – Class A*	$23,655,188
Aerospace and Defense – 1.2%
800,545	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	16,747,401
Aerospace and Defense – Equipment – 1.8%
313,705	Alliant Techsystems, Inc.*	25,849,292
Agricultural Operations – 0.4%
8,070,000	Chaoda Modern Agriculture Holdings, Ltd.	5,516,550
Airlines – 1.7%
1,054,741	Ryanair Holdings PLC (ADR)*,**	23,489,082
Apparel Manufacturers – 2.3%
2,845,700	Esprit Holdings, Ltd.	15,976,068
281,520	VF Corp.	15,511,752
		31,487,820
Applications Software – 0.9%
509,320	Citrix Systems, Inc.*	13,125,176
Batteries and Battery Systems – 1.7%
476,940	Energizer Holdings, Inc.*	23,303,288
Casino Hotels – 0.5%
1,634,945	Crown, Ltd.**	7,311,072
Cellular Telecommunications – 1.3%
642,630	Leap Wireless International, Inc.*	18,019,345
Chemicals – Diversified – 1.1%
386,221	K+S A.G.**	15,400,587
Commercial Services – 3.0%
1,708,447	Iron Mountain, Inc.*	41,481,093
Commercial Services – Finance – 2.1%
297,380	Equifax, Inc.	7,755,670
293,187	Global Payments, Inc.	11,877,006
348,961	Paychex, Inc.	9,959,347
		29,592,023
Computer Aided Design – 0.6%
588,030	Logitech International*	8,696,964
Computer Services – 0.5%
198,820	IHS, Inc. – Class A*	7,036,240
Computers – 1.1%
137,707	Apple, Inc.*	14,815,896
Consulting Services – 0.8%
614,330	Gartner Group, Inc.*	11,303,672
Containers – Metal and Glass – 2.7%
627,365	Ball Corp.	21,455,883
716,615	Owens-Illinois, Inc.*	16,396,151
		37,852,034
Decision Support Software – 1.2%
1,007,819	MSCI, Inc.*	17,374,800
Distribution/Wholesale – 1.3%
9,352,720	Li & Fung, Ltd.	18,806,561
Diversified Operations – 0.9%
375,675	Cooper Industries, Ltd. – Class A	11,627,141
35,394,279	Polytec Asset Holdings, Ltd.	1,550,191
		13,177,332
Electric Products – Miscellaneous – 1.2%
514,892	AMETEK, Inc.	17,120,159
Electronic Components – Semiconductors – 1.7%
1,087,495	Microsemi Corp.*	23,642,141
Electronic Connectors – 1.3%
646,035	Amphenol Corp. – Class A	18,508,903
Electronic Measuring Instruments – 1.2%
836,900	Trimble Navigation, Ltd.*	17,215,033
Entertainment Software – 0.6%
346,125	Electronic Arts, Inc.*	7,884,728
Fiduciary Banks – 0.9%
226,295	Northern Trust Corp.	12,742,671
Filtration and Separations Products – 0.7%
368,350	Pall Corp.	9,728,124
Finance – Consumer Loans – 1.1%
1,090,844	Nelnet, Inc. – Class A*	15,959,048
Finance – Other Services – 1.1%
52,350	CME Group, Inc.	14,770,553
Independent Power Producer – 1.3%
810,020	NRG Energy, Inc.*	18,832,965
Instruments – Controls – 0.9%
155,350	Mettler-Toledo International, Inc.*	11,890,489
Instruments – Scientific – 1.7%
576,144	Thermo Fisher Scientific, Inc.*	23,391,446
Investment Management and Advisory Services – 2.1%
1,181,805	National Financial Partners Corp.	7,870,821
527,855	T. Rowe Price Group, Inc.	20,871,387
		28,742,208
Machinery – General Industrial – 2.1%
651,120	Roper Industries, Inc.	29,528,292
Machinery – Pumps – 0.9%
496,605	Graco, Inc.	12,281,042
Medical – Biomedical and Genetic – 6.1%
796,103	Celgene Corp.*	51,157,578
71,910	Genzyme Corp.*	5,240,801
411,697	Gilead Sciences, Inc.*	18,876,307
163,390	Millipore Corp.*	8,478,307
		83,752,993
Medical – Drugs – 0.8%
298,495	Shire PLC (ADR)	11,775,628
Medical – HMO – 0.8%
826,913	Coventry Health Care, Inc.*	10,906,982
Metal Processors and Fabricators – 1.2%
254,450	Precision Castparts Corp.	16,490,905
Oil Companies – Exploration and Production – 5.5%
255,355	EOG Resources, Inc.	20,663,327
841,320	Forest Oil Corp.*	24,574,956
1,462,667	Sandridge Energy, Inc.*	15,650,537
279,244	Whitting Petroleum Corp.*	14,517,896
		75,406,716
Oil Companies – Integrated – 1.0%
240,540	Hess Corp.	14,482,913
Oil Field Machinery and Equipment – 0.6%
241,410	FMC Technologies, Inc.*	8,446,936

See Notes to Schedules of Investments and Financial Statements.

20  Janus Growth Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Physical Practice Management – 1.3%
475,134	Pediatrix Medical Group, Inc.*	$18,363,929
Pipelines – 1.4%
378,149	Kinder Morgan Management LLC*	18,888,543
Real Estate Management/Services – 1.4%
931,150	CB Richard Ellis Group, Inc. – Class A*	6,527,362
403,630	Jones Lang LaSalle, Inc.	13,287,499
		19,814,861
Real Estate Operating/Development – 2.6%
3,736,000	CapitaLand, Ltd.	7,381,577
5,783,000	Hang Lung Properties, Ltd.	13,973,782
482,495	St. Joe Co.*	14,918,746
		36,274,105
Reinsurance – 2.5%
9,154	Berkshire Hathaway, Inc. – Class B*	35,151,360
REIT – Diversified – 1.6%
2,953,661	CapitalSource, Inc.	21,857,091
Retail – Apparel and Shoe – 1.0%
809,665	Nordstrom, Inc.	14,646,840
Retail – Office Supplies – 1.1%
808,875	Staples, Inc.	15,716,441
Semiconductor Components/Integrated Circuits – 4.6%
9,277,410	Atmel Corp.*	38,501,251
2,435,590	Cypress Semiconductor Corp.*	12,202,306
423,249	Sunpower Corp. – Class B*	12,532,403
		63,235,960
Semiconductor Equipment – 1.5%
912,900	KLA-Tencor Corp.	21,224,925
Telecommunication Equipment – 1.3%
1,231,255	CommScope, Inc.*	18,111,761
Telecommunication Services – 3.6%
1,095,395	Amdocs, Ltd. (U.S. Shares)*	24,712,111
1,087,765	SAVVIS, Inc.*	9,354,779
2,256,020	Time Warner Telecom, Inc. – Class A*	15,972,622
		50,039,512
Toys – 2.2%
2,027,958	Mattel, Inc.	30,459,929
Transportation – Railroad – 1.0%
330,770	Canadian National Railway Co. (U.S. Shares)	14,309,110
Transportation – Services – 1.9%
296,830	C.H. Robinson Worldwide, Inc.	15,369,858
364,505	Expeditors International of Washington, Inc.	11,901,088
		27,270,946
Transportation – Truck – 1.7%
332,640	Con-Way, Inc.	11,323,066
333,140	Landstar System, Inc.	12,855,872
		24,178,938
Web Hosting/Design – 2.0%
456,406	Equinix, Inc.*	28,488,863
Wireless Equipment – 2.6%
1,749,780	Crown Castle International Corp.*	37,042,843

Total Common Stock (cost $1,783,838,368)		1,382,618,248

Money Market – 0.7%
10,006,000	Janus Institutional Money Market Fund – Institutional Shares, 1.09% (cost $10,006,000)	10,006,000

Total Investments (total cost $1,793,844,368) – 99.6%		1,392,624,248

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		4,891,678

Net Assets – 100%		$1,397,515,926

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$7,311,072	0.5%
Bermuda	46,409,770	3.3%
Brazil	16,747,401	1.2%
Canada	14,309,110	1.0%
Cayman Islands	7,066,740	0.5%
Germany	15,400,588	1.1%
Guernsey	24,712,111	1.8%
Hong Kong	13,973,782	1.0%
Ireland	23,489,082	1.7%
Singapore	7,381,578	0.5%
United Kingdom	11,775,628	0.9%
United States††	1,204,047,386	86.5%

Total	$1,392,624,248	100.0%

††	Includes Short-Term Securities (85.7% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S.$	Gain/(Loss)

Australian Dollar 12/12/08	9,890,000	$6,543,387	$520,051
Euro 11/12/08	20,396,365	25,986,334	3,609,270

Total		$32,529,721	$4,129,321

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  October 31, 2008  21

Janus Orion Fund (unaudited)	Ticker: JORNX

Fund Snapshot
This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

John Eisinger
portfolio manager

For the 12-month period ended October 31, 2008, the Fund returned -47.21% underperforming its primary benchmark, the Russell 3000® Growth Index, which returned -37.04% and its secondary benchmark, the S&P 500® Index, which returned -36.10% for the same period.

Investment Philosophy and Process

While management of the Fund changed on January 2, 2008, it is being managed very similarly to how it always has been. We believe in taking focused positions in a small number of stocks where the investment team has a high level of conviction. By uncovering what we see as discrepancies between current stock prices and true intrinsic value through deep, fundamental research, we seek to generate strong, risk-adjusted returns over the long term.

The Fund is a focused growth fund, which means it will typically hold between 20 and 50 stocks with at least 80% invested in the top 20 to 30 positions. Focusing on a core group of holdings is important to us, because we believe that is the best way to generate alpha (returns in excess of its underlying benchmark.) The ability to invest with conviction comes from the intensive analysis our research department conducts.

Economic Environment

Turmoil, resulting from the year-old credit crisis and recession fears, characterized U.S. equity markets during the 12-month period ending October 31, 2008. U.S. stock prices began the period modestly lower, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth and inflation worries weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global financial markets as Lehman Brothers was forced into bankruptcy. The deleveraging process resulted in a vicious downward cycle during the early fall and led to the demise of several long-standing, venerable financial institutions. This gave rise to the crisis of confidence that led to a deepening of the downturn in the global economy and led to a dramatic equity market sell-off during September and October. In response, the U.S. Treasury and U.S. Federal Reserve, along with other central banks around the world took unprecedented steps to support markets and global financial institutions.

The Fund used derivatives, such as buying put options or selling call options, to both hedge market exposure and express views on stocks. An example of this over the past 12 months was the buying of put option contracts on the S&P 500® Index in an attempt to lessen the impact of a downward move in the overall market. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Investment Process

The process begins by trying to understand what the downside risk is of a stock. Based on thorough valuation work we need to be confident that the downside risk in a stock is small, especially relative to its upside potential. We then look at where our estimates of future cash flows for the firm are different from the rest of Wall Street. Our ability to add value – to deliver returns over those of the Fund’s benchmark index – is often predicated on having a different view of the value of a company which is based on that company’s ability to generate cash flow over the long term. Another important metric that I focus on is return on invested capital (ROIC), a measure of how effectively a company used the money invested in its operations. We need to see that ROIC will be improving over time. Ideally, we try to buy stocks that are under-earning (cash flow) or under-returning (ROIC) relative to the business’s potential. The catalyst for change could be a new management team, a new product cycle or just a new focus on improving the business by the existing management, etc. The primary valuation method we use is discounted cash flow (DCF) analysis, which is a valuation method used to estimate the attractiveness of an investment opportunity. DCF analysis uses future free cash flow projections and discounts them (most often using the weighted average cost of capital) to arrive at a present value, which is used to evaluate the potential for investment. If the value arrived at through DCF analysis is higher than the current cost of the investment, the opportunity may be a good one. The last important goal of our portfolio management approach is not just picking good stocks, but putting them together to form a diversified portfolio that maximizes the overall discount to intrinsic value. Stocks we believe have the best risk/reward profiles are at the top of the portfolio – this potentially maximizes the overall Fund’s discount to intrinsic value. To diversify the portfolio we

22  Janus Growth Funds  October 31, 2008

(unaudited)

focus on minimizing the correlation of each stock within the portfolio. Again, it is not enough to just put together undervalued stocks, but rather to try to put together a portfolio of undervalued stocks that together act in different ways in all markets. We believe this is diversification.

Performance

As stated above, the goal of the Fund is to find and invest in stocks across all market caps that are incorrectly priced by the market (discrepancies between current stock prices and true intrinsic value). We have chosen to stick to this mandate, which means the Fund did not overweight traditionally defensive areas such as consumer staple and healthcare stocks as generally we did not find these stocks to be incorrectly priced.

Detractors from Performance

The Fund underperformed during what was a very challenging market environment for what we see as even the most fundamentally sound companies, those with great business models, strong balance sheets, solid free cash flows and improving ROICs. We saw many of our favorite names negatively impacted by the high level of volatility and the fear that dominated market sentiment. While we are disappointed with the poor relative performance, many portfolio changes we made during the period attempted to take advantage of the volatility and reflected our continued focus on identifying great businesses trading at attractive valuations.

Our holdings within industrials and financials detracted the most from relative performance. Within industrials, Siemens AG, a new holding, declined on prospects for a global economic slowdown and concerns about potential customers’ ability to finance purchases; however, we believe the German company will continue to benefit from various power generation and infrastructure projects worldwide. The company is also reducing its cost structure through a broad restructuring, which we think should lead to better than estimated ROIC and free cash flow in the future.

Two financial holdings were also among our main detractors. CapitalSource, a middle market lending based financial business, has been under pressure during the financial crisis. We have held the thesis throughout the period that CapitalSource’s access to funding was stronger than the market was pricing in. We think the firm’s capital base and liquidity remained in good shape and management has demonstrated prudence in its lending practices, which gave us confidence to increase our position during the period. Another financial holding that detracted from performance was Singapore-based real estate firm CapitaLand, a new holding. The stock sold off over concerns that slowing economic growth in Singapore and more broadly across Asia would negatively impact their business. In the first half of 2008, the company saw slower volumes in the Singaporean and Chinese residential real estate markets. Long term, we believe the company’s strategic model of recycling capital from lower-yielding Singapore assets into high growth areas should create value.

Contributors to Performance

The largest contributor to performance was Potash Corporation of Saskatchewan. The Canadian firm is a supplier of several key components of fertilizer. One of the multi-year themes we like is the increasing demand for agricultural products from both changing global diets and demand for non-traditional energy sources. This has driven overall unit demand for key minerals like phosphate significantly higher than recent history. Our research into the supply and demand dynamics of the industry led us to conclude that the company’s ability to increase prices – and the associated incremental cash flow – was substantial and much higher than expected. Our thesis has played out and price increases continued until the summer months when commodity prices began to decline. While we believe the demands on global agricultural land should continue to support potash prices, we trimmed the position to rotate into what we believe to be better risk/reward opportunities.

Within healthcare, Celgene Corp. was a top contributor. This biopharmaceutical company has held up better than the broader market given better-than-expected sales and earnings reports, which was primarily driven by robust sales of its blood cancer drug Revlimid. We trimmed our position modestly during the period. Within materials, Newmont Mining Corp., which focuses on gold mining, returned approximately 10.2% during the period. We sold the position before gold began to decline along with other precious metals late in the summer and into the fall.

Outlook

There is no clear crystal ball showing when, or at exactly what level, the stock market will bottom. We expect we will endure an environment characterized by high volatility as the market battles a deteriorating economy against attractive valuations and a proactive government intervention program. The key factors we are looking to for clues to the duration of this downturn and what the eventual recovery will look like include unemployment, home prices, confidence in the U.S. dollar and the credit markets.

Janus Growth Funds  October 31, 2008  23

Janus Orion Fund (unaudited)

One positive is that the market has already discounted one of the worst profit recessions in history. According to an October research report produced by Empirical Research Partners, LLC., “The market is now discounting the worst profit downturn since the Great Depression, around 40% for the earnings of non-financial companies, or double the post WWII average.” With stocks already discounting a very negative economic outlook and governments appearing prepared to continue to do what it takes to prevent that worst case outcome, we think there is reason to be optimistic. Further, irrespective of the direction of markets, our research team is committed to uncovering the best investment ideas. As always, this includes a focus on finding individual businesses that consistently demonstrate an ability to generate value for shareholders over the long term, that are currently being valued as if a normalized economic environment will never again return. We believe the exciting thing for long-term investors is that broadly, valuations are very attractive across most asset classes and many stocks have not been this cheap in years.

Thank you for your continued investment in Janus Orion Fund.

Janus Orion Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.41%
Celgene Corp.	0.39%
Newmont Mining Corp.	0.26%
Intrepid Potash, Inc.	0.19%
Assurant, Inc.	0.17%

5 Bottom Performers – Holdings

Contribution

Siemens A.G.	-3.22%
CapitalSource, Inc.	-2.63%
CapitaLand, Ltd.	-2.45%
Sotheby’s Holdings, Inc. – Class A	-2.14%
Anglo Irish Bank Corporation PLC	-2.13%

5 Top Performers – Sectors

		Fund Weighting	Russell 3000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	0.32%	7.89%	3.83%
Other*	0.01%	-0.02%	0.00%
Utilities	-0.18%	0.73%	1.56%
Health Care	-1.08%	8.98%	15.57%
Consumer Staples	-1.50%	5.74%	10.76%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 3000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-13.63%	17.68%	5.99%
Industrials	-12.87%	15.12%	13.56%
Information Technology	-8.67%	19.18%	27.49%
Consumer Discretionary	-7.56%	10.94%	10.87%
Telecommunication Services	-4.19%	9.15%	0.76%

*	Industry not classified by Global Classification Standard.

24  Janus Growth Funds  October 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

Hess Corp. Oil Companies – Integrated	6.6%
CVS/Caremark Corp. Retail – Drug Store	6.4%
CapitalSource, Inc. REIT – Diversified	5.3%
Celgene Corp. Medical – Biomedical and Genetic	5.0%
UnitedHealth Group, Inc. Medical – HMO	4.4%

27.7%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 4.2% of total net assets.

* Includes Securities Sold Short of (0.5)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

Janus Growth Funds  October 31, 2008  25

Janus Orion Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008				Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus Orion Fund	–47.21%	5.08%	–3.79%	0.94%

Russell 3000® Growth Index	–37.04%	–1.19%	–7.78%

S&P 500® Index	–36.10%	0.26%	–3.09%

Lipper Quartile	4th	1st	2nd

Lipper Ranking – based on total return for Multi-Cap Growth Funds	467/502	11/327	53/208

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

26  Janus Growth Funds  October 31, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in non-diversification, specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

A hedging strategy is one that attempts to minimize or protect against loss by strategically using instruments in the market to offset counterbalancing one transaction against another. Hedging does not prevent a negative event from happening. It attempts to reduce the impact of the event. A reduction in such risk usually means a reduction in potential profits. Hedging, for the most part, is a technique not by which you will necessarily make money but by which you can reduce potential loss.

Returns include reinvestment of dividends from investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 30, 2000

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$556.10	$3.76

Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.88

†	Expenses are equal to the annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Growth Funds  October 31, 2008  27

Janus Orion Fund

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 91.4%
Advertising Sales – 1.3%
2,300,661	Lamar Advertising Co. – Class A*	$34,901,027
Aerospace and Defense – 1.1%
1,439,085	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	30,105,658
Agricultural Chemicals – 2.6%
811,130	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	69,156,944
Auction House – Art Dealer – 1.9%
5,604,913	Sotheby’s Holdings, Inc. – Class A**,£	52,181,740
Building – Residential and Commercial – 0.4%
5,886,145	Rossi Residencial S.A.	11,989,792
Building Products – Wood – 2.2%
5,914,540	Masco Corp.**	60,032,581
Cable Television – 0.8%
33,931	Jupiter Telecommunications Company, Ltd.**	22,810,721
Casino Hotels – 1.0%
6,377,064	Melco PBL Entertainment (Macau), Ltd. (ADR)*	26,145,962
Cellular Telecommunications – 1.4%
1,232,010	America Movil S.A. de C.V. – Series L (ADR)**	38,118,389
Commercial Banks – 1.5%
12,916,069	Anglo Irish Bank Corporation PLC**	40,831,703
Computers – 3.3%
1,780,385	Research In Motion, Ltd. (U.S. Shares)*,**	89,784,816
Diversified Operations – 3.7%
1,527,510	Siemens A.G.**	93,346,201
4,233,650	YTL Corporation Berhad	7,487,678
		100,833,879
Electronic Connectors – 0.3%
91,600	Hirose Electric Company, Ltd.**	8,009,379
Electronic Measuring Instruments – 1.6%
2,101,123	Trimble Navigation, Ltd.*,**,£	43,220,100
Finance – Credit Card – 2.7%
2,663,408	American Express Co.**	73,243,720
Finance – Investment Bankers/Brokers – 4.7%
328,500	Credit Suisse Group (ADR)	12,285,900
738,056	Credit Suisse Group A.G.	28,178,765
587,610	Goldman Sachs Group, Inc.**	54,353,926
1,804,890	Morgan Stanley Co.	31,531,428
		126,350,019
Finance – Other Services – 2.8%
2,260,400	BM&F Bovespa S.A.*	6,045,134
6,738,241	Hong Kong Exchanges & Clearing, Ltd.	68,885,071
		74,930,205
Hotels and Motels – 1.6%
1,938,680	Starwood Hotels & Resorts Worldwide, Inc.**	43,697,847
Internet Gambling – 0.9%
11,873,309	Partygaming PLC.*,**	23,045,033
Medical – Biomedical and Genetic – 5.0%
2,102,020	Celgene Corp.*	135,075,805
Medical – HMO – 4.4%
4,967,206	UnitedHealth Group, Inc.	117,871,798
Metal Processors and Fabricators – 1.2%
480,780	Precision Castparts Corp.	31,159,352
Oil Companies – Integrated – 6.6%
2,952,020	Hess Corp.**	177,741,125
Printing – Commercial – 1.6%
2,455,343	VistaPrint, Ltd.*,**,£	41,912,705
Real Estate Management/Services – 2.3%
1,844,349	Jones Lang LaSalle, Inc.£	60,715,969
Real Estate Operating/Development – 4.3%
58,730,000	CapitaLand, Ltd.	116,038,556
REIT – Diversified – 5.3%
19,202,077	CapitalSource, Inc.**,£	142,095,370
Retail – Apparel and Shoe – 2.6%
3,924,390	Nordstrom, Inc.**	70,992,215
Retail – Drug Store – 6.4%
5,627,410	CVS/Caremark Corp.**	172,480,117
Semiconductor Components/Integrated Circuits – 4.4%
929,997	Atmel Corp.*	3,859,488
7,645,625	Cypress Semiconductor Corp.*,**,£	38,304,581
2,560,458	Sunpower Corp. – Class B*,**,£	75,815,162
		117,979,231
Super-Regional Banks – 3.8%
4,238,720	Bank of America Corp.	102,449,862
Tools – Hand Held – 0.5%
741,900	Makita Corp.**	13,827,240
Transportation – Railroad – 0.7%
3,995,577	All America Latina Logistica (GDR)	18,639,874
Veterinary Diagnostics – 2.4%
3,552,226	VCA Antech, Inc.*,**	64,295,291
Wireless Equipment – 4.1%
5,222,927	Crown Castle International Corp.*,**	110,569,365

Total Common Stock (cost $3,733,712,369)		2,463,233,390

Corporate Bonds – 0.5%
Advertising Sales – 0.5%
$18,132,000	Lamar Advertising Co., 2.8750%, due 12/31/10 (cost $13,221,829)	13,032,375

Rights/Warrants – 0%
Building – Residential and Commercial – 0%
1,299,498	Rossi Residencial S.A. (cost $0)*	114,044

Purchased Options – Calls – 1.9%
14,781	Chesapeake Energy Corp. expires April 2009 exercise price $25.00**	6,543,105
20,097	CVS/Caremark Corp. (LEAPS) expires January 2010 exercise price $30.00	12,982,662
59,106	JA Solar Holdings Co., Ltd. (LEAPS) expires January 2010 exercise price $5.00	13,492,718

See Notes to Schedules of Investments and Financial Statements.

28  Janus Growth Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Purchased Options – Calls – (continued)
9,861	National City Corp. (LEAPS) expires January 2010 exercise price $2.50	$493,050
49,425	Nvidia Corp. expires December 2008 exercise price $12.50**	1,171,372
4,925	Occidental Petroleum Corp. (LEAPS) expires January 2011 exercise price $30.00	13,888,500
3,950	UnitedHealth Group, Inc. expires March 2009 exercise price $35.00	296,250
6,781	UnitedHealth Group, Inc. (LEAPS) expires January 2010 exercise price $30.00	2,861,921
5,552	Valero Energy Corp. expires December 2008 exercise price $52.50**	1

Total Purchased Options – Calls (premiums paid $57,419,569)		51,729,579

Purchased Options – Puts – 0.1%
985	Hess Corp. expires January 2009 exercise price $55.00**	737,863
2,955	Nordstrom, Inc. expires January 2009 exercise price $15.00	534,087

Total Purchased Options – Puts (premiums paid $1,755,910)		1,271,950

Money Market – 4.2%
114,130,000	Janus Institutional Money Market Fund – Institutional Shares, 1.09% (cost $114,130,000)	114,130,000

Total Investments (total cost $3,920,239,677) – 98.1%		2,643,511,338

Securities Sold Short – (0.5)%
Currency – (0.5)%
113,000	Currency Shares Euro Trust (proceeds $14,661,884)	(14,428,970)

Cash, Receivables and Other Assets, net of Liabilities – 2.4%**		65,798,360

Net Assets – 100%		$2,694,880,728

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$41,912,705	1.6%
Brazil	66,894,503	2.5%
Canada	158,941,759	6.0%
Cayman Islands	26,145,962	1.0%
Germany	93,346,201	3.5%
Gibraltar	23,045,033	0.9%
Hong Kong	68,885,071	2.6%
Ireland	40,831,703	1.6%
Japan	44,647,340	1.7%
Malaysia	7,487,678	0.3%
Mexico	38,118,389	1.4%
Singapore	116,038,556	4.4%
Switzerland	40,464,666	1.5%
United States††	1,876,751,772	71.0%

Total	$2,643,511,338	100.0%

††	Includes Short-Term Securities (66.7% excluding Short-Term)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(14,428,970)	100.0%

Total	$(14,428,970)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 11/12/08	11,760,000	$18,914,114	$3,466,406
Euro 11/12/08	70,400,000	89,694,312	20,108,849
Euro 12/12/08	12,000,000	15,271,541	(37,541)
Japanese Yen 12/12/08	1,700,000,000	17,295,554	(47,178)
Japanese Yen 12/19/08	1,769,000,000	18,006,288	(404,298)

Total		$159,181,809	$23,086,238

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  October 31, 2008  29

Janus Orion Fund

Schedule of Investments

As of October 31, 2008

Schedule of Written Options – Calls	Value

Chesapeake Energy Corp. expires April 2009 9,854 contracts exercise price $37.50	$(1,135,378)
Cypress Semiconductor Corp. expires December 2008 11,160 contracts exercise price $32.00	(1)
Hess Corp. expires January 2009 985 contracts exercise price $35.00	(567,754)
Nvidia Corp. expires December 2008 49,425 contracts exercise price $17.50	(168,045)
Nordstrom, Inc. expires January 2009 2,955 contracts exercise price $15.00	(1,345,678)
Nordstrom, Inc. expires January 2009 2,958 contracts exercise price $30.00	(83,356)
Nordstrom, Inc. expires January 2009 6,903 contracts exercise price $35.00	(87,391)
Research In Motion, Ltd. (U.S. Shares) expires January 2009 1,980 contracts exercise price $150.00	–
Russell 2000® Index expires December 2008 493 contracts exercise price $780.00	(7,395)
Russell 2000® Index expires December 2008 493 contracts exercise price $800.00	(4,930)
S&P 500® Index expires December 2008 2,821 contracts exercise price $1450.00	(7,786)
Valero Energy Corp. expires December 2008 5,552 contracts exercise price $62.50	(1)

Total Written Options – Calls
(Premiums received $23,116,816)	$(3,407,715)

Schedule of Written Options – Puts
Chesapeake Energy Corp. expires April 2009 9,854 contracts exercise price $15.00	$(2,644,025)
CVS/Caremark Corp. (LEAPS) expires January 2010 20,097 contracts exercise price $20.00	(3,999,303)
Hess Corp. expires January 2009 985 contracts exercise price $35.00	(181,536)
Intel Corp. expires November 2008 1,549 contracts exercise price $17.50	(30,980)
JA Solar Holding Co., Ltd. (LEAPS) expires January 2010 59,106 contracts exercise price $2.50	(5,222,015)
Nvidia Corp. expires December 2008 17,241 contracts exercise price $10.00	(3,258,549)
Occidental Petroleum Corp. (LEAPS) expires January 2011 4,925 contracts exercise price $30.00	(2,462,500)
Research In Motion, Ltd. (U.S. Shares) expires January 2009 2,138 contracts exercise price $100.00	(10,569,631)
UnitedHealth Group, Inc. expires March 2009 1,975 contracts exercise price $27.50	(1,244,250)
UnitedHealth Group, Inc. (LEAPS) expires January 2010 6,781 contracts exercise price $30.00	(6,846,708)

Total Written Options – Puts
(Premiums received $23,342,981)	$(36,459,497)

See Notes to Schedules of Investments and Financial Statements.

30  Janus Growth Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Total Return Swaps outstanding at 10/31/08

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Appreciation/(Depreciation)

Goldman Sachs	$7,110,293	Goldman Sachs Custom J Consumer Basket	1-month LIBOR minus 120 basis points	10/1/2009	$(1,563,147)

Goldman Sachs	17,667,339	Goldman Sachs Small Cap AMP Consumer Discretionary Index	1-month LIBOR minus 120 basis points	8/14/2009	1,740,629

Goldman Sachs	9,719,085	Goldman Sachs Small Cap AMP Consumer Discretionary Index	1-month LIBOR minus 310 basis points	11/3/2009	(1,380,403)

Total					$(1,202,921)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  October 31, 2008  31

Janus Research Fund (unaudited)	Ticker: JAMRX

Fund Snapshot
This fund provides investors with broad exposure to what our research team feels are the most dynamic growth opportunities, regardless of company size.

Team Based Approach
Led by Jim Goff
Director of Research

Performance Overview

For the 12-month period ended October 31, 2008, Janus Research Fund returned -43.08%, underperforming its primary benchmark, the Russell 1000® Growth Index, which returned -36.95% and its secondary benchmark, the S&P 500® Index, which returned -36.10%.

Economic Overview

Turmoil, resulting from the year-old credit crisis and recession fears, characterized U.S. equity markets during the 12-month period ending October 31, 2008. U.S. stock prices began the period modestly lower, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth and inflation worries weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global financial markets as Lehman Brothers was forced into bankruptcy. The deleveraging process resulted in a vicious downward cycle during the early fall and led to the demise of several long-standing, venerable financial institutions. This gave rise to the crisis of confidence that pervaded the markets and led to a dramatic equity market sell-off during September and October. The S&P 500® Index reached its lowest level since 2003. In response, the U.S. Treasury and U.S. Federal Reserve, along with other central banks around the world took unprecedented steps to support markets and global financial institutions.

Most major U.S. indices were down over 30% during the time period, with value performing marginally better than growth and small caps outperforming large caps. Unsurprisingly, the financials sector was the worst performing group due to billions of dollars of write-downs and recapitalization efforts, as well as investor concerns of more bank failures, all of which created a negative backdrop for that sector during the first half of the period. The materials sector was also a poor performing group, as dramatic spikes in commodity prices earlier in the year were matched by equally steep declines late in the summer and into the fall. These price changes eased inflationary concerns but recession fears rose. Consumer staples and health care performed the best, given their historically defensive characteristics. As the period came to a close, concerns over credit availability, stability of the financial markets as well as the impact on economic activity from the credit crisis continued to weigh on investors.

Since February 1, 2006, Janus Research Fund has been team managed, representing the best ideas from Janus’ more than 30 equity analysts and Director of Research Jim Goff oversees the team. Individual analysts primarily drive stock selection, with debate and oversight provided by each one of the seven global sector research teams. We believe there is great power in individual analysts driving investment decisions, as they are most familiar with the stocks they cover. We strive to keep the Fund sector-neutral compared to its primary benchmark, although the Fund had a 18.68% non-U.S. exposure at period end. The Fund may also use total return swaps to fully utilize the research process. (Please see “Notes to Financial Statements” for discussion of various hedging techniques used.) The focus is on consistency and on capturing the value of Janus’ research.

Detractors to Fund Performance

The Fund’s underperformance can be attributed to holdings in the technology and consumer sectors. Within technology, JA Solar Holdings, a manufacturer of solar cells, fell late in the period over concerns that the credit crisis would negatively impact financing for solar projects. The negative implications for alternative energy demand in the wake of steep price declines for oil also weighed on the stock. While we continued to monitor the credit situation, we feel there is sufficient financing available to keep solar projects on track. Longer term, we are positive on the outlook for solar companies in general and for JA Solar in particular based on its competitive advantages. We added to our position during the period.

Staying within technology, CommScope, a provider of infrastructure solutions for communication networks and wireless networks, fell late in the period on concerns that the macro-economic environment would impact demand for the company’s on-premise enterprise and broadband businesses. While business conditions were admittedly difficult, we believed investor concerns were overstated and that the company’s strengths in other areas would help moderate declines overall. Looking ahead, we believe CommScope is a market leader and should benefit from both its domestic and international exposure as well as pricing power. We added to our position during the period.

32  Janus Growth Funds  October 31, 2008

(unaudited)

The largest individual detractor was Coventry Health Care, a health maintenance organization (HMO) that suffered a significant decline late in the period due to a worse-than-expected quarterly report. Within the report, the company cited significantly greater than expected loss ratios in their commercial book of business. Given that pricing power was strong in the report, the rising loss ratios imply the company is having difficulty managing their costs. We sold the position as our fundamental thesis centered on management’s ability to run a profitable, low cost and predictable business, which was invalidated.

Contributors to Fund Performance

Our holdings in industrials added to relative performance. Within industrials, NVR Inc. was our largest individual contributor, as it rose off of depressed levels during the time period. We consider NVR to be the best homebuilder stock based on its continued ability to generate cash and exceed earnings expectations in a difficult market environment. We did trim our position to capture gains.

The Fund’s leading performer during the period was EOG Resources, an energy company focused on natural gas production that rose significantly during the first half of the period on strong projections of future production and a general rise in energy prices. While we believe EOG has an attractive asset base with continued growth potential, we sold our position as the company’s valuation became stretched.

Respironics, a health care company focused on the global sleep therapy and respiratory markets, was also a top contributor to Fund performance. The company saw its share price spike in December 2007 on a buy-out offer from Royal Philips Electronics NV, which later completed the acquisition. We captured our gains.

Outlook

We believe encouraging signs were emerging late in the period. We think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Additionally, valuations across many markets reached attractive levels. More specifically, our research found many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. Lastly, we believe there is significant cash sitting on the sidelines in money market funds and bank deposits.

While we can’t predict how long it will take for the financial markets to emerge from this crisis, we were seeing signs that the funding and credit markets were functioning again. LIBOR rates and swap spreads have been declining since the global intervention, suggesting some stability in the inter-bank lending market. Given this, we believe the seeds are being sown for a longer-term recovery.

The Fund remained sector-neutral and we expect stock selection to be a key driver of returns going forward. Looking ahead, we will continue to invest with conviction in areas where we feel we can develop an edge through research. Through our valuation discipline and focus on risk management, we remain committed to delivering superior long-term results for our clients.

Thank you for your investment in Janus Research Fund.

Janus Growth Funds  October 31, 2008  33

Janus Research Fund (unaudited)

Janus Research Fund At A Glance

5 Top Performers – Holdings

Contribution

EOG Resources, Inc.	0.39%
Respironics, Inc	0.30%
NVR, Inc.	0.15%
Syngenta A.G.	0.14%
United Therapeutics Corp.	0.13%

5 Bottom Performers – Holdings

Contribution

Coventry Health Care, Inc.	-1.60%
JA Solar Holdings Company, Ltd. (ADR)	-1.11%
CommScope, Inc.	-0.97%
AES Corp.	-0.93%
Bunge, Ltd.	-0.92%

5 Top Performers – Sectors

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Materials	-0.36%	4.94%	3.84%
Telecommunication Services	-1.40%	2.58%	0.72%
Utilities	-2.00%	2.85%	1.64%
Consumer Staples	-3.08%	9.12%	11.45%
Energy	-3.56%	8.33%	9.70%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	-11.06%	23.55%	27.94%
Industrials	-7.23%	13.81%	13.21%
Consumer Discretionary	-5.92%	15.10%	10.58%
Health Care	-4.35%	13.83%	15.04%
Financials	-3.94%	5.89%	5.90%

34  Janus Growth Funds  October 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

Oracle Corp. Enterprise Software/Services	2.0%
Atmel Corp. Semiconductor Components/Integrated Circuits	2.0%
NIKE, Inc. – Class B Athletic Footwear	2.0%
Colgate-Palmolive Co. Cosmetics and Toiletries	1.9%
Apple, Inc. Computers	1.8%

9.7%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 2.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

Janus Growth Funds  October 31, 2008  35

Janus Research Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Research Fund	–43.08%	0.23%	1.69%	8.65%	1.01%

Russell 1000® Growth Index	–36.95%	–1.29%	–2.10%	5.57%

S&P 500® Index	–36.10%	0.26%	0.40%	7.18%

Lipper Quartile	4th	1st	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	690/784	78/559	27/267	3/82

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

36  Janus Growth Funds  October 31, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 6, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 3, 1993

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$612.20	$4.30

Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.38

†	Expenses are equal to the annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Growth Funds  October 31, 2008  37

Janus Research Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Common Stock – 98.9%
Advertising Sales – 0.4%
689,445	Lamar Advertising Co. – Class A*	$10,458,881
Aerospace and Defense – 3.5%
1,387,595	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	29,028,487
629,155	Northrop Grumman Corp.	29,501,078
1,960,455	Spirit Aerosystems Holdings, Inc.*	31,622,140
		90,151,705
Aerospace and Defense – Equipment – 1.8%
847,465	United Technologies Corp.	46,576,676
Agricultural Chemicals – 0.8%
242,730	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	20,695,160
Agricultural Operations – 0.9%
601,530	Bunge, Ltd.	23,104,767
Apparel Manufacturers – 1.4%
1,445,000	Esprit Holdings, Ltd.	8,112,387
517,945	VF Corp.	28,538,769
		36,651,156
Applications Software – 2.4%
1,189,210	Citrix Systems, Inc.*	30,645,942
1,446,600	Microsoft Corp.	32,302,578
		62,948,520
Athletic Footwear – 2.0%
877,520	NIKE, Inc. – Class B	50,571,478
Brewery – 0.4%
275,036	InBev N.V.**	11,087,607
Building – Residential and Commercial – 1.5%
80,275	NVR, Inc.*	39,351,608
Building Products – Wood – 0.9%
2,230,083	Masco Corp.	22,635,342
Casino Hotels – 1.5%
3,153,317	Crown, Ltd.	14,100,858
3,602,885	Melco PBL Entertainment (Macau), Ltd. (ADR)*	14,771,828
663,640	MGM Mirage*	10,923,514
		39,796,200
Cellular Telecommunications – 0.5%
419,230	America Movil S.A. de C.V. – Series L (ADR)	12,970,976
Chemicals – Diversified – 1.1%
485,475	Bayer A.G.**	27,221,877
Chemicals – Specialty – 0.3%
11,740,000	Huabao International Holdings, Ltd.	7,533,536
Computers – 3.8%
437,883	Apple, Inc.*	47,111,832
685,815	Hewlett-Packard Co.	26,252,998
495,905	Research In Motion, Ltd. (U.S. Shares)*	25,008,489
		98,373,319
Computers – Peripheral Equipment – 1.1%
1,950,827	Logitech International S.A.*,**	29,358,020
Consumer Products – Miscellaneous – 1.6%
667,470	Kimberly-Clark Corp.	40,909,236
Containers – Metal and Glass – 2.8%
1,890,330	Crown Holdings, Inc.*	38,146,859
1,486,450	Owens-Illinois, Inc.*,**	34,009,976
		72,156,835
Cosmetics and Toiletries – 3.6%
1,803,590	Avon Products, Inc.	44,783,140
788,690	Colgate-Palmolive Co.	49,498,184
		94,281,324
Decision Support Software – 0.3%
409,690	MSCI, Inc.*	7,063,056
Diversified Operations – 4.6%
964,195	Cooper Industries, Ltd. – Class A	29,841,836
491,045	Danaher Corp.	29,089,506
5,729,250	Keppel Corp., Ltd.	17,654,302
411,722	Siemens A.G.**	25,160,349
424,180	SPX Corp.	16,432,733
		118,178,726
Electric – Generation – 0.6%
2,108,215	AES Corp.*	16,802,474
Electronic Components – Semiconductors – 1.7%
14,544,007	ARM Holdings PLC**	22,656,918
999,740	Microsemi Corp.*	21,734,348
		44,391,266
Enterprise Software/Services – 2.0%
2,847,185	Oracle Corp.*	52,075,014
Entertainment Software – 0.5%
524,929	Electronic Arts, Inc.*	11,957,883
Finance – Investment Bankers/Brokers – 1.9%
205,255	Goldman Sachs Group, Inc.	18,986,088
580,530	J.P. Morgan Chase & Co.	23,946,862
415,997	optionsXpress Holdings, Inc.	7,388,107
		50,321,057
Finance – Other Services – 0.6%
59,400	CME Group, Inc.	16,759,710
Food – Miscellaneous/Diversified – 0.5%
359,975	Nestle S.A.**	14,036,473
Food – Retail – 0.5%
2,213,525	Tesco PLC**	12,097,001
Hotels and Motels – 0.8%
928,285	Starwood Hotels & Resorts Worldwide, Inc.	20,923,544
Independent Power Producer – 1.3%
1,000,197	NRG Energy, Inc.*	23,254,580
1,943,670	Reliant Energy, Inc.*	10,204,268
		33,458,848
Investment Companies – 0.4%
1,691,616	Man Group PLC**	9,704,435
Medical – Biomedical and Genetic – 4.1%
557,062	Celgene Corp.*	35,796,804
496,899	Genzyme Corp.*	36,214,000
759,533	Gilead Sciences, Inc.*	34,824,588
		106,835,392

See Notes to Schedules of Investments and Financial Statements.

38  Janus Growth Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Medical – Drugs – 4.8%
1,403,230	Grifols S.A.**	$27,994,601
1,131,285	Merck & Company, Inc.	35,013,271
178,866	Roche Holding A.G.**	27,387,710
2,491,070	Schering-Plough Corp.	36,095,605
		126,491,187
Medical Products – 2.4%
792,295	Covidien, Ltd.	35,090,746
987,320	Hospira, Inc.*	27,467,242
		62,557,988
Multimedia – 0.7%
1,817,305	News Corporation, Inc. – Class A	19,336,125
Networking Products – 1.3%
1,890,365	Cisco Systems, Inc.*,**	33,591,786
Oil and Gas Drilling – 1.2%
415,720	Helmerich & Payne, Inc.	14,263,353
1,096,170	Nabors Industries, Ltd.*	15,762,925
		30,026,278
Oil Companies – Exploration and Production – 2.8%
281,840	Devon Energy Corp.	22,789,582
455,680	Occidental Petroleum Corp.	25,308,467
459,921	Whitting Petroleum Corp.*	23,911,293
		72,009,342
Oil Companies – Integrated – 2.4%
688,420	Hess Corp.	41,449,768
742,225	Petroleo Brasileiro S.A. (ADR)	19,958,430
		61,408,198
Oil Field Machinery and Equipment – 1.2%
481,929	Cameron International Corp.*	11,691,598
368,910	National-Oilwell Varco, Inc.*	11,026,720
1,107,715	Wellstream Holdings PLC**	7,727,628
		30,445,946
Physical Practice Management – 1.1%
731,260	Pediatrix Medical Group, Inc.*	28,263,199
Power Converters and Power Supply Equipment – 0.6%
3,158,189	JA Solar Holdings Company, Ltd. (ADR)*	15,159,307
Real Estate Management/Services – 0.3%
502,000	Mitsubishi Estate Company, Ltd.**	8,838,256
Real Estate Operating/Development – 1.3%
4,821,000	CapitaLand, Ltd.	9,525,317
9,510,000	Hang Lung Properties, Ltd.	22,979,537
		32,504,854
REIT – Diversified – 0.4%
1,415,830	CapitalSource, Inc.	10,477,142
Retail – Apparel and Shoe – 1.3%
828,675	Aeropostale, Inc.*	20,062,222
385,440	Industria de Diseno Textil S.A.**	13,019,926
		33,082,148
Retail – Consumer Electronics – 0.5%
233,830	Yamada Denki Company, Ltd.**	12,673,748
Retail – Discount – 2.1%
531,445	Dollar Tree Stores, Inc.*	20,205,539
593,450	Wal-Mart Stores, Inc.	33,120,444
		53,325,983
Retail – Drug Store – 1.4%
1,144,310	CVS/Caremark Corp.	35,073,102
Retail – Regional Department Stores – 0.8%
557,165	Kohl’s Corp.*	19,573,206
Retail – Restaurants – 2.1%
446,635	McDonald’s Corp.	25,873,566
1,002,770	Yum! Brands, Inc.	29,090,357
		54,963,923
Semiconductor Components/Integrated Circuits – 3.9%
12,228,124	Atmel Corp.*	50,746,714
1,555,560	Cypress Semiconductor Corp.*	7,793,356
4,155,200	Marvell Technology Group, Ltd.*	28,920,192
426,533	Sunpower Corp. – Class B*	12,629,642
		100,089,904
Semiconductor Equipment – 1.2%
1,388,990	KLA-Tencor Corp.	32,294,018
Telecommunication Equipment – 2.2%
4,907,305	Arris Group, Inc.*	33,909,477
1,508,835	CommScope, Inc.*	22,194,963
		56,104,440
Telecommunication Equipment – Fiber Optics – 1.1%
2,672,775	Corning, Inc.	28,946,153
Telecommunication Services – 1.6%
986,600	Amdocs, Ltd. (U.S. Shares)*,**	22,257,696
1,102,250	SAVVIS, Inc.*	9,479,350
1,541,879	Time Warner Telecom, Inc. – Class A*	10,916,503
		42,653,549
Television – 0.5%
2,197,846	British Sky Broadcasting Group PLC**	13,398,189
Toys – 0.6%
1,057,950	Mattel, Inc.	15,890,409
Transportation – Services – 2.3%
505,360	C.H. Robinson Worldwide, Inc.	26,167,541
610,220	United Parcel Service, Inc. – Class B	32,207,411
		58,374,952
Web Portals/Internet Service Providers – 1.7%
124,155	Google, Inc. – Class A*	44,616,341
Wireless Equipment – 3.0%
1,083,545	Crown Castle International Corp.*	22,938,648
957,060	QUALCOMM, Inc.	36,617,115
2,507,849	Telefonaktiebolaget L.M. Ericsson – Class B	17,694,273
		77,250,036

Total Common Stock (cost $3,540,621,349)		2,560,858,811

Money Market – 1.9%
49,436,000	Janus Institutional Money Market Fund – Institutional Shares, 1.09% (cost $49,436,000)	49,436,000

Total Investments (total cost $3,590,057,349) – 100.8%		2,610,294,811

Liabilities, net of Cash, Receivables and Other Assets – (0.8)%**		(19,774,005)

Net Assets – 100%		$2,590,520,806

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  October 31, 2008  39

Janus Research Fund

Schedule of Investments

As of October 31, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$14,100,858	0.5%
Belgium	11,087,607	0.4%
Bermuda	148,366,387	5.7%
Brazil	48,986,918	1.9%
Canada	45,703,649	1.8%
Cayman Islands	29,931,136	1.1%
Germany	52,382,226	2.0%
Guernsey	22,257,696	0.9%
Hong Kong	22,979,537	0.9%
Japan	21,512,004	0.8%
Mexico	12,970,976	0.5%
Singapore	27,179,619	1.0%
Spain	41,014,527	1.6%
Sweden	17,694,273	0.7%
Switzerland	70,782,202	2.7%
United Kingdom	65,584,173	2.5%
United States††	1,957,761,023	75.0%

Total	$2,610,294,811	100.0%

††	Includes Short-Term Securities (73.1% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 11/12/08	22,000,000	$35,383,546	$6,903,314
Euro 11/12/08	500,000	637,033	127,967
Euro 12/12/08	31,900,000	40,596,847	2,580,474
Japanese Yen 12/12/08	1,090,000,000	11,089,502	(413,694)
Swiss Franc 11/12/08	16,000,000	13,803,169	297,101
Swiss Franc 12/19/08	23,800,000	20,550,443	75,261

Total		$122,060,540	$9,570,423

Total Return Swaps outstanding at October 31, 2008

	Notional	Return Paid	Return Received
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Unrealized (Depreciation)

Morgan Stanley Capital Services	$(3,013,674)	1-month Wynn Resorts, Ltd. plus LIBOR minus 70 basis points	1-month Melco International Development, Ltd. plus LIBOR plus 45 basis points	12/11/2008	$(345,730)

Total					$(345,730)

See Notes to Schedules of Investments and Financial Statements.

40  Janus Growth Funds  October 31, 2008

Janus Triton Fund (unaudited)	Ticker: JATTX

Fund Snapshot
A unique growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Chad Meade
co-portfolio manager

Brian Schaub
co-portfolio manager

Performance Overview

For the 12-month period ended October 31, 2008, Janus Triton Fund returned -41.05%. Meanwhile, the Fund’s benchmark, the Russell 2500tm Growth Index, returned -41.00%.

Economic Overview

Turmoil, resulting from the year-old credit crisis and recession fears, characterized U.S. equity markets during the 12-month period ending October 31, 2008. U.S. stock prices began the period modestly lower, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth and inflation worries weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global financial markets as Lehman Brothers was forced into bankruptcy. The deleveraging process resulted in a vicious downward cycle during the early fall and led to the demise of several long-standing, venerable financial institutions. This gave rise to the crisis of confidence that pervaded the markets and led to a dramatic equity market sell-off during September and October. The S&P 500® Index reached its lowest level since 2003. In response, the U.S. Treasury and U.S. Federal Reserve, along with other central banks around the world took unprecedented steps to support markets and global financial institutions.

Most major U.S. indices were down over 30% during the time period, with value performing marginally better than growth and small caps outperforming large caps. Unsurprisingly, the financials sector was the worst performing group due to billions of dollars of write-downs and recapitalization efforts, as well as investor concerns of more bank failures, all of which created a negative backdrop for that sector during the first half of the period. The materials sector was also a poor performing group, as dramatic spikes in commodity prices earlier in the year were matched by equally steep declines late in the summer and into the fall. These price changes eased inflationary concerns but recession fears rose. Consumer staples and health care performed the best, given their historically defensive characteristics. As the period came to a close, concerns over credit availability, stability of the financial markets as well as the impact on economic activity from the credit crisis continued to weigh on investors.

Key Detractors

Data center and information technology (IT) services provider SAVVIS suffered on concerns that increasing supply in the industry could hamper further growth prospects, IT spending could be reduced in an economic slowdown and mis-steps by management in setting investors expectations. Longer term, we believe SAVVIS is well-positioned to take advantage of increased out-sourcing of non-core IT infrastructure. In addition, we think this recurring revenue business will benefit from pricing power and high incremental margins. As such, we added to our position.

Over the course of the period, shipping company Horizon Lines declined amid concerns over increased fuel costs, worries about the slowing economy and angst over the amount of debt on its balance sheet. Late in the period, the company lowered its full-year guidance. Despite the recent volatility and evidence of a tough economic environment over the near-term, we feel Horizon’s competitive position remains intact. We added to the position because we think the company’s relatively stable volumes, pricing power and cash flows continue to make it a compelling risk/reward opportunity in our view.

Tomotherapy, Inc. fell as a couple quarterly earnings misses provided a negative backdrop for this radiation-therapy equipment maker. In its July quarterly report, the company cited a lack of funding from institutions and increased competition as the primary reasons for the weakness. While we have some concerns about Tomotherapy’s sales and distribution efforts in light of reinvigorated competition, we believe Tomotherapy’s superior product could likely gain market share over the long run and have sized the position appropriately for our view of the risk/reward tradeoff.

Key Contributors

Old Dominion was among the top contributors during the period, benefiting from better-than-expected quarterly profit reports. The company’s solid performance came after it experienced strong tonnage growth as a result of continued

Janus Growth Funds  October 31, 2008  41

Janus Triton Fund (unaudited)

market share gains. Since Old Dominion is the low cost provider in the less-than-truckload space, we believe the company is well-positioned to further increase market share as well as generate solid margin and profit performance.

Oil and gas exploration and production company Petrohawk was another contributor during the period. Rising oil and natural gas prices over much of the period provided a tailwind for the shares of the company. In addition, Petrohawk benefited from better-than-expected productivity reports from new wells in the Haynesville natural gas shale area. While we believe the market undervalued the full potential of Petrohawk’s underlying assets, we exited the position in favor of what we believe were better risk/reward opportunities prior to the sell-off in energy prices.

Outlook

We believe encouraging signs were emerging late in the period. We think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Additionally, valuations across many markets reached attractive levels. More specifically, our research found many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. Lastly, we believe there is significant cash sitting on the sidelines in money market funds and bank deposits.

While we can’t predict how long it will take for the financial markets to emerge from this crisis, we were seeing signs that the funding and credit markets were functioning again. LIBOR rates and swap spreads have been declining since the global intervention, suggesting some stability in the inter-bank lending market. Given this, we believe the seeds are being sown for a longer-term recovery.

Thank you for your investment in Janus Triton Fund.

Janus Triton Fund At A Glance

5 Top Performers – Holdings

Contribution

Petrohawk Energy Corp.	0.88%
Old Dominion Freight Line, Inc.	0.48%
Solera Holdings, Inc.	0.34%
Respironics, Inc.	0.30%
C.H. Robinson Worldwide, Inc.	0.30%

5 Bottom Performers – Holdings

Contribution

SAVVIS, Inc.	-2.17%
Tomotherapy, Inc.	-1.69%
Horizon Lines, Inc.	-1.63%
National Cinemedia, Inc.	-1.26%
Vistaprint, Ltd.	-1.24%

5 Top Performers – Sectors

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Utilities	0.00%	0.00%	1.02%
Consumer Staples	-0.02%	0.00%	2.65%
Materials	-0.04%	0.07%	5.86%
Telecommunication Services	-1.69%	4.07%	1.14%
Energy	-2.13%	6.38%	9.03%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	-13.18%	27.30%	19.63%
Industrials	-7.50%	25.63%	18.82%
Health Care	-7.32%	14.65%	18.46%
Consumer Discretionary	-7.25%	11.72%	15.78%
Financials	-3.68%	10.19%	7.63%

42  Janus Growth Funds  October 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

SBA Communications Corp. – Class A Wireless Equipment	3.6%
Amphenol Corp. – Class A Electronic Connectors	3.2%
CoStar Group, Inc. Commercial Services	3.2%
Donaldson Company, Inc. Filtration and Separation Products	3.1%
Iron Mountain, Inc. Commercial Services	2.7%

15.8%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 0.3% of total net assets.

*Includes Securities Sold Short of (1.0)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

Janus Growth Funds  October 31, 2008  43

Janus Triton Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008			Expense Ratios – for the fiscal year ended October 31, 2007
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Triton Fund	–41.05%	0.74%	1.13%	1.13%

Russell 2500tm Growth Index	–41.00%	–4.49%

Lipper Quartile	2nd	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	235/594	10/463

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of October 31, 2008, the limit will continue in effect until at least March 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

See important disclosures on the next page.

44  Janus Growth Funds  October 31, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/01/08)	(10/31/08)	(5/01/08- 10/31/08)†

Actual	$1,000.00	$689.70	$5.82

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.95

†	Expenses are equal to the annualized expense ratio of 1.37%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Growth Funds  October 31, 2008  45

Janus Triton Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Common Stock – 97.1%
Advanced Materials/Products – 0.3%
43,965	Metabolix, Inc.*	$411,952
Advertising Sales – 0.7%
52,948	Lamar Advertising Co. – Class A*	803,221
Aerospace and Defense – 1.0%
41,280	TransDigm Group, Inc.*	1,244,179
Agricultural Chemicals – 0.5%
27,540	Intrepid Potash, Inc.*	598,720
Auction House – Art Dealer – 2.6%
171,935	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	3,192,833
Audio and Video Products – 2.0%
120,395	DTS, Inc.*	2,486,157
Casino Services – 0%
127,320	Elixir Gaming Technologies, Inc.	17,825
149,625	Elixir Gaming Technologies, Inc.*	20,947
		38,772
Commercial Services – 7.6%
107,700	CoStar Group, Inc.*	3,879,353
136,895	Iron Mountain, Inc.*	3,323,811
101,172	Standard Parking Corp.*	2,120,565
		9,323,729
Commercial Services – Finance – 4.0%
225,545	Euronet Worldwide, Inc.*	2,688,496
29,425	Morningstar, Inc.*	1,101,672
75,960	Riskmetrics Group, Inc.*	1,170,544
		4,960,712
Computer Software – 0.7%
72,840	Omniture, Inc.*	837,660
Decision Support Software – 1.1%
79,571	MSCI, Inc.*	1,371,804
Diagnostic Kits – 0.8%
27,135	IDEXX Laboratories, Inc.*	954,881
Distribution/Wholesale – 1.2%
42,756	MWI Veterinary Supply, Inc.*	1,480,640
Diversified Operations – 1.8%
141,480	Barnes Group, Inc.	2,052,875
976,000	Melco International Development, Ltd.	173,172
		2,226,047
Electronic Components – Semiconductors – 2.6%
530,631	ARM Holdings PLC	826,627
109,080	Microsemi Corp.*	2,371,399
		3,198,026
Electronic Connectors – 3.2%
136,960	Amphenol Corp. – Class A	3,923,904
Electronic Measuring Instruments – 1.0%
61,494	Trimble Navigation, Ltd.*,**	1,264,932
Filtration and Separations Products – 4.3%
39,405	Clarcor, Inc.	1,394,543
109,710	Donaldson Company, Inc.	3,856,306
		5,250,849
Finance – Other Services – 1.9%
401,156	MarketAxess Holdings, Inc.*	2,294,612
Footwear and Related Apparel – 1.4%
73,570	Wolverine World Wide, Inc.	1,728,895
Human Resources – 2.3%
161,070	Resources Connection, Inc.*	2,792,954
Internet Applications Software – 1.1%
93,445	DealerTrack Holdings, Inc.*	1,002,665
1,111	E-Seikatsu Company, Ltd.*	397,608
		1,400,273
Life and Health Insurance – 0.1%
7,740	Odontoprev S.A.	99,744
Machinery – General Industrial – 3.6%
59,430	Roper Industries, Inc.	2,695,151
42,375	Wabtec Bond	1,684,830
		4,379,981
Medical – Biomedical and Genetic – 0.6%
42,395	Sequenom, Inc.*	763,110
Medical – Drugs – 1.1%
368,484	Achillion Pharmaceuticals, Inc.*	589,574
153,485	Array BioPharma, Inc.*	755,147
		1,344,721
Medical Information Systems – 0.6%
23,665	Athenahealth, Inc.*	724,149
Medical Instruments – 2.5%
48,095	Conmed Corp.*	1,260,089
10,380	Intuitive Surgical, Inc.*	1,793,560
		3,053,649
Medical Products – 1.0%
372,810	Tomotherapy, Inc.*	1,211,633
Oil Companies – Exploration and Production – 2.4%
136,830	Sandridge Energy, Inc.*	1,464,081
29,364	Whitting Petroleum Corp.*	1,526,634
		2,990,715
Oil Field Machinery and Equipment – 2.2%
118,085	Dresser-Rand Group, Inc.*	2,645,104
Pipelines – 1.9%
46,956	Kinder Morgan Management LLC*	2,345,452
Power Converters and Power Supply Equipment – 0.6%
148,860	JA Solar Holdings Company, Ltd. (ADR)*	714,528
Printing – Commercial – 2.6%
187,700	VistaPrint, Ltd.*	3,204,039
Real Estate Management/Services – 1.6%
58,780	Jones Lang LaSalle, Inc.	1,935,038
Real Estate Operating/Development – 0.2%
88,870	Rodobens Negocios Imobiliarios S.A.	286,519
REIT – Diversified – 0.8%
131,293	CapitalSource, Inc.	971,568
Retail – Apparel and Shoe – 1.2%
169,775	BeBe Stores, Inc.	1,504,207
Retail – Petroleum Products – 1.9%
106,975	World Fuel Services Corp.	2,292,474
Schools – 1.6%
8,440	Strayer Education, Inc.	1,909,719

See Notes to Schedules of Investments and Financial Statements.

46  Janus Growth Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Semiconductor Components/Integrated Circuits – 4.5%
714,345	Atmel Corp.*	$2,964,532
243,850	Cypress Semiconductor Corp.*	1,221,689
45,522	Sunpower Corp. – Class B*	1,347,906
		5,534,127
Telecommunication Equipment – 1.4%
114,915	CommScope, Inc.*	1,690,400
Telecommunication Services – 2.0%
43,445	Amdocs, Ltd. (U.S. Shares)*	980,119
173,135	SAVVIS, Inc.*	1,488,961
		2,469,080
Theaters – 2.4%
370,495	National Cinemedia, Inc.	3,001,010
Therapeutics – 1.4%
324,389	MannKind Corp.*	1,219,703
76,850	Theravance, Inc.*	521,043
		1,740,746
Transportation – Marine – 1.3%
339,395	Horizon Lines, Inc. – Class A	1,591,763
Transportation – Services – 1.4%
46,730	Expeditors International of Washington, Inc.	1,525,735
292,620	Integrated Distribution Services Group, Ltd.	246,646
		1,772,381
Transportation – Truck – 6.1%
53,955	Forward Air Corp.	1,412,002
80,530	Landstar System, Inc.	3,107,652
97,060	Old Dominion Freight Line, Inc.*	2,944,800
		7,464,454
Web Hosting/Design – 3.3%
42,775	Equinix, Inc.*,**	2,670,015
311,105	Terremark Worldwide, Inc.*	1,403,084
		4,073,099
Wireless Equipment – 4.7%
63,170	Crown Castle International Corp.*	1,337,309
210,460	SBA Communications Corp. – Class A*	4,417,554
		5,754,863

Total Common Stock (cost $164,981,871)		119,254,025

Money Markets – 2.9%
827,059	Janus Institutional Cash Management Fund – Institutional Shares, 1.46%	827,059
2,775,000	Janus Institutional Money Market Fund – Institutional Shares, 1.09%	2,775,000

Total Money Markets (cost $3,602,059)		3,602,059

Total Investments (total cost $168,583,930) – 100.0%		122,856,084

Securities Sold Short – (1.0)%
E-Commerce/Products – (0.5)%
19,415	Blue Nile, Inc.*	(593,711)
Retail – Restaurants – (0.5)%
21,010	Buffalo Wild Wings, Inc.*	(594,163)

Total Securities Sold Short (proceeds $1,140,947) – (1.0)%		(1,187,874)

Cash, Receivables and Other Assets, net of Liabilities – 1.0%		1,183,359

Net Assets – 100%		$122,851,569

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$3,450,685	2.8%
Brazil	386,263	0.3%
Canada	3,192,833	2.6%
Cayman Islands	714,528	0.6%
Guernsey	980,119	0.8%
Hong Kong	173,172	0.1%
Japan	397,608	0.3%
United Kingdom	826,626	0.7%
United States††	112,734,250	91.8%

Total	$122,856,084	100.0%

††	Includes Short-Term Securities (88.8% excluding Short-Term Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(1,187,874)	100.0%

Total	$(1,187,874)	100.0%

Schedule of Written Options – Calls	Value

Trimble Navigation, Ltd. expires November 2008 223 contracts exercise price $30.00 (Premiums received $77,380)	$(3,345)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  October 31, 2008  47

Janus Twenty Fund (unaudited) (closed to new investors)	Ticker: JAVLX

Fund Snapshot
This high conviction fund invests primarily in companies we believe have sustainable businesses with large addressable markets that trade at attractive valuations.

Ron Sachs
portfolio manager

For the 12-month period ended October 31, 2008, the Fund returned -37.91% versus a return of -36.95% for the Fund’s primary benchmark, the Russell 1000® Growth Index. The Fund’s secondary benchmark, the S&P 500® Index, returned -36.10% for the period. This performance is disappointing. The world has changed. I hope to explain why our stocks and the overall markets have declined so dramatically and explain how the Fund is positioned for the difficult economic environment ahead.

The world has likely fallen into a potentially deep and protracted recession. The seizure of the credit markets following the bankruptcy of Lehman Brothers in mid-September 2008 accelerated and deepened the slowdown that was developing because of an unwind of the excess consumer and financial-service industry leverage in the U.S. and many other markets. Policy makers have been scrambling to stop the slowdown and have put in place the fiscal, monetary, and regulatory framework for economies worldwide to work towards a recovery. It looks like their actions haven’t been very successful, but nobody knows how bad the economy and markets would be without the government actions-to-date and some actions, such as lowering interest rates globally, will likely take time to have an impact. I do believe that this unprecedented coordination by central banks and governments will prove effective in reviving economies globally.

Our Fund performed strongly early in the period as it was levered to global growth and we had identified companies delivering strong results. As the U.S. housing crisis spiraled into a global financial crisis and a global economic slowdown, many of the businesses that were the biggest beneficiaries of global growth saw demand and pricing for their products fall. While I reduced the Fund’s exposure to financials, the U.S. consumer, and energy early in 2008 because of my concerns over the weakness of the U.S. economy, I did not reposition the Fund sufficiently for the economic meltdown we find ourselves in. Moreover, I was late to recognize the severity of the global slowdown and how dramatically pricing power would shift from suppliers of even scarce commodity-based products to customers. I viewed many stock prices as already fully discounting one or two years of very weak results earlier this year. Many of those names have continued to decline. I believe many of the companies we held in the Fund at the end of the period were trading at valuations that implied their businesses and the economy never recovers. An assessment I find hard to believe.

Select Technology and Financial Holdings Detracted from Performance

The largest detractor during the period was Research In Motion Ltd. (RIM), which declined late in the period following delays in new handset rollouts at a number of carriers, causing a shortfall in revenues and margins. I believe the smart phone category will grow in the coming years because carriers and consumers find smart phones to be a superior product. Carriers prefer smart phone customers because they have generated higher monthly revenues and proven to be stickier customers. Businesses and consumers have been adopting smart phones because they enable communications beyond voice and text. Because of its integration of hardware, software, and network operations, I believe RIM’s Blackberry offers a superior user experience for many customer segments, especially business customer who rely on RIM’s integration with their corporate information technology systems. RIM has been investing heavily in new products and co-marketing with carriers in an attempt to widen its market share lead during this “land grab” phase of the growth cycle in the smart-phone category. I think this is a solid strategy that can create significant shareholder value over the long term. I believe RIM’s stock represents an attractive risk/reward profile.

Concerns of a slowing economy and its impact on the volume of commerce-related searches provided a negative backdrop for shares of Google. Although Google, Inc. was a significant detractor for the period, I believe the business continues to gain share in a growing market for online information and advertising. Weighing improving market share and competitive positioning against the impact of a shrinking advertising pie is a challenge. I believe short-term results could be choppy because revenues per search may decline, but think management is proactively taking steps to counter that headwind by expanding placement of ads and cutting costs. Driven by increasing use of the internet globally and mobile search, I believe Google has the potential to reaccelerate growth as the economy stabilizes.

48  Janus Growth Funds  October 31, 2008

(unaudited)

Turning to financials, Lehman Brothers Holdings was a top detractor amid turmoil in the credit markets and a bankruptcy protection filing in September. My thesis on Lehman centered on the premise that it had sufficient liquidity to weather the market storms. In fact, I evaluated the downside risk through multiple scenario analyses, including a stand alone valuation of Neuberger Berman, its asset management arm. We built our own model of Lehman’s balance sheet with as much detail as we found available to try to independently assess the value of the assets held by Lehman. I was attracted by the substantial discount to my determination of book value the market was placing on the company. Unfortunately, I did not anticipate the continuing decline in values residential mortgages, commercial mortgages, and whole loans would have on Lehman’s balance sheet. Moreover, I missed the fact that the crisis of confidence that hit Lehman went beyond share price and created a “run on the bank” by Lehman’s clients and counterparties. What I believe should have been a liquidity issue became a solvency issue and the company filed for bankruptcy protection. After an extremely frustrating turn of events I exited the position.

Select Biotechnology and Telecommunication Companies Aided Results

The largest contributor to returns was Genentech, a leader in drugs for a variety of cancers. Roche, which already owned 56% of Genentech, made an offer to buy the remaining shares of the company at $89 per share, or $43.7 billion. I exited the position soon after Roche’s bid. Celgene Corp. outperformed during the period, benefiting from the European rollout of its cancer drug Revlimid. I added to the position during the period on weakness as I think the company is on track to continue to dominate the multiple myeloma (bone marrow cancer) market with Revlimid.

A late-period addition to the Fund, Crown Castle International, provided a boost to results. The stock performed poorly during the summer and into the fall amid concerns that the credit crisis could negatively impact the company’s ability to service its debt and to fund new projects. After a significant amount of research into this wireless infrastructure company’s leverage profile, I felt the market’s concerns were overblown and took advantage of the stock’s weakness to initiate a position in the company. Long-term, I am attracted to the company’s potential to generate revenues without adding infrastructure as they add more tenants to their existing cell towers.

Outlook

Risk appetite across every asset class is at unprecedented lows. Equities have been especially hard hit because layering lowered earnings expectations from a slowing economy with that diminished risk appetite leads to lower valuations for stocks. Many great companies are selling for extremely attractive valuations. Our research team is identifying many compelling investment opportunities in businesses that we believe are both well-positioned for the slowdown and that should thrive in a recovery with better market shares and business models. I don’t know how deep and protracted this recession will be or the pace of the recovery. Consequently, I am positioning the Fund in those companies that I expect to deliver respectable results in this downturn while improving their competitive positioning for the long term. That means companies with strong balance sheets that can weather a protracted slowdown and take share from competitors struggling to manage their debt burdens. Most of these companies have leading market shares in their key businesses. During uncertain economic times, customers generally gravitate to suppliers with trusted relationships and strong balance sheets.

Thank you for your investment in Janus Twenty Fund. I look forward to reporting results in the future.

Janus Growth Funds  October 31, 2008  49

Janus Twenty Fund (unaudited)

Janus Twenty Fund At A Glance

5 Top Perfomers – Holdings

Contribution

Genentech, Inc.	0.35%
Crown Castle International Corp.	0.06%
Celgene Corp.	0.05%
News Corporation, Inc. – Class A	0.01%
America Movil S.A. de C.V. – Series L (ADR)	0.00%

5 Bottom Performers – Holdings

Contribution

Research In Motion, Ltd. (U.S. Shares)	-5.61%
Google, Inc. – Class A	-3.53%
Lehman Brothers Holdings, Inc.	-3.19%
Apple, Inc.	-3.14%
Companhia Vale do Rio Doce (ADR)	-3.10%

5 Top Performers – Sectors

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Telecommunication Services	0.06%	0.04%	0.72%
Utilities	0.00%	0.00%	1.64%
Health Care	-1.31%	17.88%	15.04%
Energy	-2.34%	11.57%	9.70%
Industrials	-2.76%	4.63%	13.21%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	-14.47%	25.42%	27.94%
Financials	-7.90%	7.03%	5.90%
Consumer Discretionary	-4.44%	5.16%	10.58%
Materials	-4.40%	19.73%	3.84%
Consumer Staples	-3.59%	8.54%	11.45%

50  Janus Growth Funds  October 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

Gilead Sciences, Inc. Medical – Biomedical and Genetic	9.1%
Celgene Corp. Medical – Biomedical and Genetic	8.2%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	7.1%
Apple, Inc. Computers	6.3%
Research In Motion, Ltd. (U.S. Shares) Computers	5.9%

36.6%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 1.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

Janus Growth Funds  October 31, 2008  51

Janus Twenty Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Twenty Fund(1)	–37.91%	6.65%	1.96%	11.53%	0.88%

Russell 1000® Growth Index	–36.95%	–1.29%	–2.10%	8.90%

S&P 500® Index	–36.10%	0.26%	0.40%	10.03%

Lipper Quartile	2nd	1st	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	378/784	2/559	22/267	2/38

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

52  Janus Growth Funds  October 31, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The use of short sales may cause the fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Due to certain investment strategies, the fund may have an increased position in cash.

Returns include reinvestment of dividends from investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – April 30, 1985

(1)Closed to new investors.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08- 10/31/08)†

Actual	$1,000.00	$606.40	$3.43

Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32

†	Expenses are equal to the annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Growth Funds  October 31, 2008  53

Janus Twenty Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Common Stock – 86.6%
Aerospace and Defense – 1.0%
13,608,825	BAE Systems PLC	$76,438,416
Agricultural Chemicals – 12.9%
3,744,115	Monsanto Co.	333,151,353
6,428,000	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	548,051,279
574,706	Syngenta A.G.	107,222,002
		988,424,634
Agricultural Operations – 2.0%
4,028,510	Bunge, Ltd.	154,735,069
Brewery – 0.9%
1,781,166	InBev N.V.	71,804,670
Casino Hotels – 0.2%
1,184,774	Las Vegas Sands Corp.*	16,811,943
Cellular Telecommunications – 0.3%
721,935	America Movil S.A. de C.V. – Series L (ADR)	22,336,669
Computers – 12.2%
4,512,010	Apple, Inc.*	485,447,156
8,909,245	Research In Motion, Ltd. (U.S. Shares)*	449,293,225
		934,740,381
Diversified Minerals – 1.5%
8,522,860	Companhia Vale do Rio Doce (ADR)	111,819,923
Engineering – Research and Development Services – 3.5%
20,509,137	ABB, Ltd.	271,271,523
Enterprise Software/Services – 4.7%
19,604,280	Oracle Corp.*	358,562,281
Entertainment Software – 0.6%
2,152,070	Electronic Arts, Inc.*	49,024,155
Finance – Investment Bankers/Brokers – 2.8%
1,168,400	Goldman Sachs Group, Inc.	108,077,000
2,660,035	J.P. Morgan Chase & Co.	109,726,444
		217,803,444
Finance – Other Services – 1.8%
473,515	CME Group, Inc.	133,602,257
Medical – Biomedical and Genetic – 17.3%
9,806,091	Celgene Corp.*	630,139,408
15,190,830	Gilead Sciences, Inc.*	696,499,555
		1,326,638,963
Medical – Drugs – 1.5%
773,583	Roche Holding A.G.	118,449,939
Medical – HMO – 1.3%
4,187,990	UnitedHealth Group, Inc.	99,381,003
Multimedia – 0.8%
5,592,365	News Corporation, Inc. – Class A	59,502,764
Networking Products – 3.6%
15,541,195	Cisco Systems, Inc.*	276,167,035
Oil Companies – Exploration and Production – 1.3%
1,783,545	Occidental Petroleum Corp.	99,058,089
Oil Companies – Integrated – 2.8%
3,578,845	Hess Corp.	215,482,258
Optical Supplies – 1.7%
1,502,290	Alcon, Inc. (U.S. Shares)	132,381,795
Retail – Drug Store – 4.3%
10,623,745	CVS/Caremark Corp.	325,617,784
Telecommunication Equipment – Fiber Optics – 0.8%
5,413,445	Corning, Inc.	58,627,609
Web Portals/Internet Service Providers – 5.6%
1,201,011	Google, Inc. – Class A*	431,595,313
Wireless Equipment – 1.2%
4,414,695	Crown Castle International Corp.*	93,459,093

Total Common Stock (cost $6,003,123,980)		6,643,737,010

Money Markets – 16.8%
722,098,836	Janus Institutional Cash Management Fund – Institutional Shares, 1.46%	722,098,836
569,076,966	Janus Institutional Money Market Fund – Institutional Shares, 1.09%	569,076,966

Total Money Markets (cost $1,291,175,802)		1,291,175,802

Total Investments (total cost $7,294,299,782) – 103.4%		7,934,912,812

Liabilities, net of Cash, Receivables and Other Assets – (3.4)%		(263,674,197)

Net Assets – 100%		$7,671,238,615

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$71,804,670	0.9%
Bermuda	154,735,069	1.9%
Brazil	111,819,923	1.4%
Canada	997,344,505	12.6%
Mexico	22,336,669	0.3%
Switzerland	629,325,258	7.9%
United Kingdom	76,438,416	1.0%
United States††	5,871,108,302	74.0%

Total	$7,934,912,812	100.0%

††	Includes Short-Term Securities (57.7% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

54  Janus Growth Funds  October 31, 2008

Janus Venture Fund (unaudited) (closed to new investors)	Ticker: JAVTX

Fund Snapshot
This growth fund focuses on small companies, where there’s less Wall Street coverage and more opportunity for a research edge.

Will Bales
portfolio manager

Performance Overview

For the 12-month period ended October 31, 2008, Janus Venture Fund returned -52.62%. Meanwhile, the Fund’s primary and secondary benchmarks, the Russell 2000® Growth Index and the Russell 2000® Index, returned -37.87% and -34.16%, respectively.

Economic Overview

Turmoil, resulting from the year-old credit crisis and recession fears, characterized U.S. equity markets during the 12-month period ending October 31, 2008. U.S. stock prices began the period modestly lower, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth and inflation worries weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global financial markets as Lehman Brothers was forced into bankruptcy. The deleveraging process resulted in a vicious downward cycle during the early fall and led to the demise of several long-standing, venerable financial institutions. This gave rise to the crisis of confidence that pervaded the markets and led to a dramatic equity market sell-off during September and October. The S&P 500® Index reached its lowest level since 2003. In response, the U.S. Treasury and U.S. Federal Reserve, along with other central banks around the world took unprecedented steps to support markets and global financial institutions.

Most major U.S. indices were down over 30% during the time period, with value performing marginally better than growth and small caps outperforming large caps. Unsurprisingly, the financials sector was the worst performing group due to billions of dollars of write-downs and recapitalization efforts, as well as investor concerns of more bank failures, all of which created a negative backdrop for that sector during the first half of the period. The materials sector was also a poor performing group, as dramatic spikes in commodity prices earlier in the year were matched by equally steep declines late in the summer and into the fall. These price changes eased inflationary concerns but recession fears rose. Consumer staples and health care performed the best, given their historically defensive characteristics. As the period came to a close, concerns over credit availability, stability of the financial markets as well as the impact on economic activity from the credit crisis continued to weigh on investors.

Information Technology Holdings Weighed on Performance

The Fund’s underperformance during the period was largely driven by weakness in the information technology sector. NaviSite, an application service provider, was the largest detractor from performance, falling early in the period amid weak quarterly results attributed to contract delays. We think over the long-term the company’s low cost outsourcing business model, has the potential to generate recurring revenues and sustainable growth as businesses look for options to reduce costs and improve productivity. We took advantage of the stock’s weakness and added to our position during the period.

Our investment in VistaPrint finished the volatile period in negative territory. Late in the period, this internet supplier of graphics and printed products lowered its full-year profit and sales forecasts, which pressured the stock. We maintained our position in VistaPrint given our view that the company has the ability to navigate a slowing economic environment. We also believe the company’s differentiated business model of leveraging high volume production to serve customers that place low volume orders should benefit returns over the longer term. We believe a potential savings of 20-40% to the end customer should drive growth as customers look for a lower price alternative.

Ultimate Software declined during the period as well, suffering largely from a weaker-than-expected profit report in July. The miss was a result of longer implementation times for its human resources software contracts. We believe the longer implementation times are a result of the company winning contracts with larger customers. In our opinion, this provider of payroll software solutions’ recurring revenue model should provide transparency into future results. Furthermore, we think Ultimate’s growth profile remains intact. We did trim the position late in the period.

Select Health Care, Energy and Consumer Discretionary Holdings Aided Performance

Individual contributors to performance included health care services company LHC Group, Inc. This provider of skilled

Janus Growth Funds  October 31, 2008  55

Janus Venture Fund (unaudited)

home-based health care services gained during the period amid strong quarterly earnings reports, which were largely driven by high volumes and accretive acquisitions. Management also raised its full-year forecast late in the period.

Oil and gas exploration and production company Petrohawk was another contributor during the period. Rising oil and natural gas prices over much of the period provided a tailwind for the shares of the company. In addition, Petrohawk benefited from better-than-expected productivity reports from new wells in the Haynesville natural gas shale area. While we believe the market undervalued the full potential of Petrohawk’s underlying assets, we exited the position in July (prior to the sell off in energy prices) in favor of what we believe were better risk/reward opportunities.

After starting the period on a strong note, Marvel Entertainment, a distributor of movies and comics, continued its upward momentum over the first half of the period following strong quarterly results and an upbeat outlook for 2008. While the stock suffered from higher volatility in September and October, it held on to most of its gains. The company’s recent success can be attributed to improved distribution agreements and the release of popular movies like “Iron Man.” We think the company continues to execute its strategy well, but recognize there may not be a strong catalyst for further strength in the stock over the near-term given a slowing economy, a strong 2008 and a slew of movies, such as “Iron Man 2,” “Thor,” and “Captain America,” scheduled for release in 2010 and 2011. We trimmed our position in the company.

Outlook

We believe encouraging signs were emerging late in the period. We think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Additionally, valuations across many markets reached attractive levels. More specifically, our research found many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. Lastly, we believe there is significant cash sitting on the sidelines in money market funds and bank deposits.

We continued to manage the portfolio with the same research driven process and long term discipline throughout the current market environment. We have seen tumultuous markets in the past and believe the best way to manage client assets through them is to identify high quality small cap growth companies with good management teams trading at attractive risk/reward profiles. The unwinding of leverage, credit concerns, and forced selling continue to dominate market sentiment and that has hurt our performance as fundamental quality has likely not been valued in the short term. Longer term, we expect our collection of stocks – both proven and unproven business models – to emerge as winners from this period of market volatility.

Thank you for your investment in Janus Venture Fund.

56  Janus Growth Funds  October 31, 2008

(unaudited)

Janus Venture Fund At A Glance

5 Top Performers – Holdings

Contribution

LHC Group LLC	0.45%
Petrohawk Energy Corp.	0.27%
Marvel Entertainment, Inc.	0.26%
United Therapeutics Corp.	0.21%
Solera Holdings, Inc.	0.20%

5 Bottom Performers – Holdings

Contribution

NaviSite, Inc.	-2.18%
VistaPrint, Ltd.	-2.13%
Ultimate Software Group, Inc.	-1.87%
Equinix, Inc.	-1.61%
Omniture, Inc.	-1.29%

5 Top Performers – Sectors

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Materials	0.16%	0.09%	3.71%
Other*	0.07%	0.02%	0.00%
Utilities	0.00%	0.00%	0.65%
Consumer Staples	-0.08%	0.01%	2.54%
Telecommunication Services	-0.38%	0.77%	1.22%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	-22.38%	36.50%	22.18%
Consumer Discretionary	-9.08%	16.73%	14.30%
Industrials	-6.91%	17.53%	17.70%
Health Care	-6.84%	16.45%	21.81%
Financials	-4.82%	8.10%	7.04%

*	Industry not classified by Global Classification Standard.

Janus Growth Funds  October 31, 2008  57

Janus Venture Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

Equinix, Inc. Web Hosting/Design	4.0%
CoStar Group, Inc. Commercial Services	3.5%
Solera Holdings, Inc. Transactional Software	3.3%
Lions Gate Entertainment Corp. (U.S. Shares) Motion Pictures and Services	2.7%
LHC Group LLC Medical – Outpatient and Home Medical Care	2.6%

16.1%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 1.7% of total net assets.

* Includes Securities Sold Short of (0.5)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

58  Janus Growth Funds  October 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Venture Fund(1)	–52.62%	–1.58%	3.62%	10.17%	0.88%

Russell 2000® Growth Index	–37.87%	–0.13%	1.63%	5.91%

Russell 2000® Index	–34.16%	1.57%	4.90%	8.52%

Lipper Quartile	4th	2nd	2nd	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	582/594	187/399	98/196	2/10

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Growth Funds  October 31, 2008  59

Janus Venture Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

(1)Closed to new investors.

*	The Fund’s inception date – April 30, 1985

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08- 10/31/08)†

Actual	$1,000.00	$627.90	$3.81

Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.72

†	Expenses are equal to the annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

60  Janus Growth Funds  October 31, 2008

Janus Venture Fund

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 99.5%
Advanced Materials/Products – 0.1%
110,712	Metabolix, Inc.*	$1,037,371
Advertising Agencies – 0.3%
539,695	MDC Partners, Inc. – Class A (U.S. Shares)*	2,353,070
Advertising Sales – 0.2%
88,465	Lamar Advertising Co. – Class A*	1,342,014
Auction House – Art Dealer – 0.3%
259,085	Sotheby’s Holdings, Inc. – Class A	2,412,081
Audio and Video Products – 1.3%
492,045	DTS, Inc.*	10,160,729
Automotive – Truck Parts and Eqpmt – Replacement – 0.4%
588,688	Motorcar Parts of America, Inc.*,£	2,672,644
Broadcast Services and Programming – 0%
4,850,000	Genius Products, Inc.*,£	339,500
Building and Construction – Miscellaneous – 0%
731,687	Dore Holdings, Ltd.	6,933
Casino Hotels – 0.2%
1,451,136	Century Casinos, Inc.*,£	1,741,363
Casino Services – 0.2%
4,324,091	Elixir Gaming Technologies, Inc.*,£	605,373
81,212	Elixir Gaming Technologies, Inc.*	11,370
482,833	Pokertek, Inc.*,£	1,013,948
681,705	Progressive Gaming International Corp.*,£	224,963
		1,855,654
Commercial Services – 5.1%
741,815	CoStar Group, Inc.*,**	26,720,176
268,355	HMS Holdings Corp.*	6,647,153
2,346,939	Intermap Technologies, Ltd.*,£	4,850,496
229,805	Providence Service Corp.*	275,766
		38,493,591
Commercial Services – Finance – 3.1%
276,395	Bankrate, Inc.*	9,096,159
510,075	Euronet Worldwide, Inc.*	6,080,094
520,155	Riskmetrics Group, Inc.*	8,015,589
		23,191,842
Computer Graphics – 0.7%
817,532	Monotype Imaging Holdings, Inc.*	5,567,393
Computer Services – 0.8%
3,140,420	LivePerson, Inc.*,£	6,155,223
Computer Software – 1.3%
878,050	Omniture, Inc.*	10,097,575
Computers – Memory Devices – 1.4%
594,210	Data Domain, Inc.*	10,969,117
Consulting Services – 2.6%
263,911	Huron Consulting Group, Inc.*	14,348,841
1,961,073	Information Services Group, Inc.*,£	5,392,951
		19,741,792
Consumer Products – Miscellaneous – 2.3%
983,640	Jarden Corp.*	17,508,792
Decision Support Software – 0.3%
134,100	MSCI, Inc.*	2,311,884
Distribution/Wholesale – 1.0%
210,556	MWI Veterinary Supply, Inc.*	7,291,554
Diversified Operations – 1.5%
867,990	Digital Domain – Private Placement*,°° ,§,£	7,291,116
302,885	Barnes Group, Inc.	4,394,861
		11,685,977
Drug Delivery Systems – 0.7%
904,930	I-Flow Corp.*	5,103,805
E-Commerce/Products – 0.7%
313,535	Mercadolibre, Inc.*	4,286,023
973,062	Parent Co.*	778,450
29,670	Parent Co.*	23,736
		5,088,209
E-Commerce/Services – 0.1%
3,127,885	Think Partnership, Inc.*,£	437,904
4,539,447	Workstream, Inc. (U.S. Shares)*,£	220,617
		658,521
Electronic Components – Miscellaneous – 0.6%
541,525	Harbin Electric*	4,435,090
Electronic Components – Semiconductors – 1.1%
376,970	Microsemi Corp.*	8,195,328
E-Marketing/Information – 0.4%
271,900	Constant Contact, Inc.*	3,265,519
Enterprise Software/Services – 4.3%
287,290	Concur Technologies, Inc.*	7,248,326
262,550	MedAssets, Inc.*	3,788,597
195,085	Omnicell, Inc.*	2,142,033
229,245	Salary.com, Inc.*	754,216
1,409,050	Ultimate Software Group, Inc.*,**,£	18,782,636
		32,715,808
E-Services/Consulting – 1.1%
804,165	GSI Commerce, Inc.*	8,323,108
Finance – Investment Bankers/Brokers – 2.1%
222,340	Duff & Phelps Corp.*	4,224,460
362,930	Evercore Partners, Inc. – Class A	4,416,858
417,485	optionsXpress Holdings, Inc.	7,414,534
		16,055,852
Finance – Other Services – 0.2%
242,305	FCStone Group, Inc.*	1,441,715
Firearms and Ammunition – 1.4%
1,512,505	Smith & Wesson Holding Corp.*	3,478,762
1,052,040	Sturm Ruger and Company, Inc.*,£	7,522,086
		11,000,848
Gambling – Non-Hotel – 0.5%
907,650	Great Canadian Gaming Corp.*	3,766,808
Hotels and Motels – 1.5%
1,901,500	Kingdom Hotel Investments (GDR)*	10,458,250
176,520	Morgans Hotel Group Co.*	840,235
		11,298,485
Human Resources – 1.8%
781,740	Resources Connection, Inc.*	13,555,372
Identification Systems and Devices – 0.9%
864,775	L-1 Identity Solutions, Inc.*	7,091,155

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  October 31, 2008  61

Janus Venture Fund

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Internet Applications Software – 1.7%
638,620	DealerTrack Holdings, Inc.*	$6,852,393
347,530	Vocus, Inc.*	5,848,930
		12,701,323
Internet Content – Information/News – 0.7%
1,640,185	Health Grades, Inc.*,£	3,526,398
416,620	TechTarget*	2,037,272
		5,563,670
Investment Companies – 1.1%
630,338	Hercules Technology Growth Capital, Inc.	5,471,352
260,960	UTEK Corp.*,#	2,661,792
		8,133,144
Life and Health Insurance – 0%
10,200	OdontoPrev S.A.	131,446
Marine Services – 0.8%
1,548,955	Odyssey Marine Exploration, Inc.*	5,855,050
Medical – Biomedical and Genetic – 1.3%
359,330	Acorda Therapeutics, Inc.*	7,330,332
154,480	Phase Forward Inc.*	2,204,430
		9,534,762
Medical – Nursing Homes – 0.8%
499,050	Skilled Healthcare Group, Inc.*	6,128,334
Medical – Outpatient and Home Medical Care – 2.8%
684,932	Hythiam, Inc.*	438,356
1,549,375	Hythiam, Inc.*	991,600
557,450	LHC Group LLC*	19,666,836
		21,096,792
Medical Information Systems – 0.8%
200,460	Athenahealth, Inc.*	6,134,076
Medical Instruments – 0.5%
140,679	CONMED Corp.*	3,685,790
Medical Labs and Testing Services – 1.7%
205,893	Bio-Reference Laboratories, Inc.*	5,062,909
235,792	Genoptix, Inc.*	7,884,884
		12,947,793
Medical Products – 2.7%
891,275	PSS World Medical, Inc.*	16,167,728
1,231,731	Tomotherapy, Inc.*	4,003,126
		20,170,854
Motion Pictures and Services – 2.7%
2,928,485	Lions Gate Entertainment Corp. (U.S. Shares)*	20,499,395
MRI and Medical Diagnostic Imaging Center – 0.3%
659,020	Radnet, Inc.*	2,267,029
Networking Products – 0.5%
388,915	Switch and Data, Inc.*	3,663,579
Oil – Field Services – 0%
21,350	Flint Energy Services, Ltd.*	123,159
Oil Companies – Exploration and Production – 1.6%
277,860	Carrizo Oil & Gas, Inc.*	6,499,145
445,057	Northern Oil and Gas, Inc.*	2,425,561
66,860	Whitting Petroleum Corp.*	3,476,051
		12,400,757
Pharmacy Services – 2.3%
546,780	HealthExtras, Inc.*	9,224,179
632,570	SXC Health Solutions Corp. (U.S. Shares)*	8,267,690
		17,491,869
Physical Practice Management – 1.7%
421,840	Healthways, Inc.*	4,260,584
232,410	Pediatrix Medical Group, Inc.*	8,982,647
		13,243,231
Physical Therapy and Rehabilitation Centers – 1.2%
268,880	Psychiatric Solutions, Inc.*	8,951,015
Power Converters and Power Supply Equipment – 0.6%
1,012,125	JA Solar Holdings Company, Ltd. (ADR)*	4,858,200
Printing – Commercial – 2.5%
1,121,479	VistaPrint, Ltd.*	19,143,647
Private Corrections – 1.7%
712,880	Geo Group, Inc.*	12,589,461
Real Estate Management/Services – 1.4%
508,020	E-House China Holdings, Ltd. (ADR)*	3,454,536
1,877,877	LPS Brasil – Consultoria de Imoveis S.A.	7,069,144
		10,523,680
Real Estate Operating/Development – 0.1%
184,200	Rodobens Negocios Imobiliarios S.A.	593,864
Retail – Apparel and Shoe – 1.4%
1,159,450	BeBe Stores, Inc.	10,272,727
Retail – Petroleum Products – 1.5%
515,130	World Fuel Services Corp.	11,039,236
Schools – 3.3%
366,464	American Public Education, Inc.*	16,223,362
684,565	Anhanguera Educacional	5,055,979
290,355	Corinthian Colleges, Inc.*	4,146,269
		25,425,610
Specified Purpose Acquisition Company – 0.2%
176,285	Heckmann Corp.*	1,318,612
Telecommunication Equipment – 0.6%
687,236	Arris Group, Inc.*	4,748,801
Telecommunication Equipment – Fiber Optics – 0.8%
434,767	IPG Photonics Corp.*	6,173,691
Telecommunication Services – 2.8%
775,570	NeuStar, Inc. – Class A*	15,278,729
515,205	SAVVIS, Inc.*,**	4,430,763
1,581,188	UCN, Inc.*,£	1,739,307
		21,448,799
Theaters – 0.8%
755,590	National Cinemedia, Inc.	6,120,279
Toys – 2.3%
539,320	Marvel Entertainment, Inc.*	17,360,711
Transactional Software – 4.2%
998,240	Solera Holdings, Inc.*	24,846,193
1,030,350	Yucheng Technologies, Ltd. (U.S. Shares)*,£	7,356,699
		32,202,892
Transportation – Marine – 1.0%
1,630,698	Horizon Lines, Inc. – Class A**,£	7,647,974

See Notes to Schedules of Investments and Financial Statements.

62  Janus Growth Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Transportation – Truck – 2.4%
340,065	Forward Air Corp.	$8,899,501
309,570	Old Dominion Freight Line, Inc.*	9,392,354
		18,291,855
Veterinary Diagnostics – 0.3%
341,695	Animal Health International, Inc.*	2,203,933
Web Hosting/Design – 4.2%
482,567	Equinix, Inc.*,**	30,121,832
3,704,519	NaviSite, Inc.*,£	1,852,260
		31,974,092
Wire and Cable Products – 0.4%
623,061	Fushi Copperweld, Inc.*	2,772,621
86,955	Fushi Copperweld, Inc.*	386,950
		3,159,571
Wireless Equipment – 1.3%
469,400	SBA Communications Corp. – Class A*	9,852,706

Total Common Stock (cost $1,090,228,443)		756,605,131

Warrants – 0%
Automotive – Truck Parts and Equipment – Replacement – 0%
88,303	Motorcar Parts of America, Inc. – expires 5/17/12*,°° ,§	25,113
Casino Services – 0%
146,926	Pokertek, Inc. – expires 4/23/12*,°° ,§	18,234
Networking Products – 0%
2090	Lantronix – expires 2/9/11°°	93
Retail – Video Rental – 0%
1,425,000	Genius Products, Inc. – expires 12/5/10*,°° ,§	9,975

Total Warrants (cost $1,994,295)		53,415

Purchased Options – Calls – 0%
80,391	Parent Co. (LEAPS) expires July 2009 exercise price $6.40°°	6,310
20,231	Parent Co. (LEAPS) expires July 2009 exercise price $6.85°°	1,467
1,000	Equinix, Inc.** expires December 2008 exercise price $75.00	150,300

Total Purchased Options – Calls (premiums paid $886,075)		158,077

Money Market – 0.3%
2,206,000	Janus Institutional Money Market Fund – Institutional Shares, 1.09% (cost $2,206,000)	2,206,000

Other Securities – 0%
8,885	Cash Collateral†	8,885
274,689	Repurchase Agreements†	274,689

Total Other Securities (cost $283,574)		283,574

Total Investments (total cost $1,095,598,387) – 99.8%		759,306,197

Securities Sold Short – (0.5)%
Decision Support Software – (0.4)%
130,000	SPSS, Inc.*	(3,036,800)
Investment Companies – (0)%
29,957	American Capital Strategies, Ltd.	(420,896)
Wireless Equipment – (0.1)%
100,000	Novatel Wireless, Inc.*	(521,000)

Total Securities Sold Short (proceeds $4,555,764)		(3,978,696)

Cash, Receivables and Other Assets, net of Liabilities – 0.7%**		5,552,834

Net Assets – 100%		$760,880,335

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$19,150,579	2.5%
Brazil	12,850,433	1.7%
Canada	40,081,236	5.3%
Cayman Islands	18,770,986	2.5%
United States††	661,096,264	87.0%
Virgin Islands	7,356,699	1.0%

Total	$759,306,197	100.0%

††	Includes Short-Term Securities and Other Securities (86.7% excluding Short-Term Securities and Other Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(3,978,696)	100.0%

Total	$(3,978,696)	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  October 31, 2008  63

Janus Venture Fund

Schedule of Investments

As of October 31, 2008

Schedule of Written Options – Calls	Value

Equinix, Inc. expires December 2008 1,000 contracts exercise price $85.00 (Premiums received $250,000)	$(35,200)

Schedule of Written Options – Puts
Equinix, Inc. expires December 2008 1,000 contracts exercise price $60.00	$(492,700)
FCStone Group, Inc. expires January 2009 2,000 contracts exercise price $12.50	(1,360,000)

Total Written Options – Puts
(Premiums received $731,250)	$(1,852,700)

See Notes to Schedules of Investments and Financial Statements.

64  Janus Growth Funds  October 31, 2008

Janus Global Life Sciences Fund (unaudited)	Ticker: JAGLX

Fund Snapshot
This fund seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Andy Acker
portfolio manager

Performance Overview

The year ended October 31, 2008 was extremely difficult for global equity markets. High commodity prices, declining home values, and a spreading financial crisis contributed to a global economic slowdown. While the U.S. Federal Reserve responded with aggressive rate cuts and liquidity injections, the credit crisis intensified with the collapse of major financial institutions resulting in a vicious downward cycle. The crisis of confidence that pervaded the markets led to unprecedented volatility and dramatic worldwide equity market sell-offs during September and October.

For the 12-month period ended October 31, 2008, the S&P 500® Index (the Fund’s primary benchmark) declined by -36.10%, with most of the deterioration occurring in the final two months. Janus Global Life Sciences Fund outperformed this index by nearly 10 percentage points, but still declined by -26.29% during the period. The Fund underperformed the MSCI World Health Care IndexSM (the Fund’s secondary benchmark), which declined by -22.81% during the period.

As of October 31, 2008	One Year	Three Years	Five Years

Lipper Quartile	1st	2nd	1st
Rank	(15th out of 60)	(22nd out of 54)	(5th out of 49)
Percentile	25th	40th	10th

Lipper rankings based on total returns in the Lipper Global Health/Biotechnology Funds category.

Data presented reflects past performance, which is no guarantee of future results.

Investment Strategy

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceuticals, health care services, and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe.

Portfolio Composition

The portfolio includes companies that can be categorized into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the portfolio is invested in core growth holdings (companies with dominant franchises that generate strong, consistent free cash flow). Emerging growth companies (those with new products that we believe can drive earnings acceleration) represent 20-30% of the portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term market misperceptions that should resolve over time.

Stocks That Aided Returns

The largest contributor during the period was United Therapeutics, a biotechnology firm and a good example of what we call an emerging growth stock. The company develops therapies for a severe respiratory disease called pulmonary hypertension. While the stock benefited from strong sales of the company’s injectable Remodulin franchise, the key driver during the period was positive clinical data for a new inhaled formulation of the drug. We took significant profits and reduced the position after the run up in the stock but continue to like the long term growth prospects.

Barr Pharmaceuticals, a leading provider of generic pharmaceuticals, was another top contributor and a good example of what we consider an opportunistic investment. We purchased the stock in the late spring 2008, after an earnings disappointment led to a significant correction in the share price. Our analysis indicated inventory adjustments were the key reason for the miss and we liked the company’s market position and large pipeline of new generic drugs. Our confidence was rewarded shortly afterwards as Teva Pharmaceuticals made an acquisition offer at a 57% premium to our purchase price.

Respironics, a leading provider of products for the treatment of sleep apnea, was another top contributor and a good example of what we consider a core growth holding. Along with Resmed Inc., Respironics dominates the rapidly growing market for sleep apnea products (a key cause of insomnia). We earned an attractive return on our investment (+80% from our initial

Janus Growth Funds  October 31, 2008  65

Janus Global Life Sciences Fund (unaudited)

purchase over two years) when Dutch giant Philips Electronics acquired the company at a significant premium.

Stocks That Weighed on Returns

Two health maintenance organizations (HMOs) were among our top detractors. Coventry Health Care and UnitedHealth Group suffered from missed earnings expectations due to poor pricing execution and concerns about accelerating cost trends. Uncertainty about the U.S. Presidential election also weighed on the shares. Given the relatively short cycle of these businesses (ability to re-price each year) and what we viewed as attractive valuations, we added to our positions on the weakness.

Another key detractor was pharmaceutical firm Merck & Company. After several years of strong price appreciation, Merck’s stock was adversely impacted in 2008 by a negative study involving Vytorin, a key cholesterol drug marketed jointly with Schering-Plough. Adverse publicity led to bigger-than-expected sales declines for the franchise. Safety concerns and manufacturing issues also slowed growth for several other drugs and vaccines. Despite these setbacks, we continue to like the valuation and long-term outlook for the company and added to the position on weakness.

Risk Management

The Fund continues with its “value at risk’’ approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means the position size of any one holding is limited so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance.

Looking Ahead

The economic environment is likely to remain challenging in the near term with rising unemployment and continued pressure on housing prices weighing on consumer sentiment. The strengthening dollar could negatively affect overseas earnings for many U.S. companies and tight hospital budgets could reduce demand for expensive medical equipment.

While we can’t predict how long it will take for the financial markets to emerge from this crisis, we believe the unprecedented global cooperation by governments and central banks should help to thaw the banking system and increase the availability of credit, sowing the seeds for a long term recovery. Meanwhile, we believe the health care sector should remain somewhat insulated from these economic pressures, although not immune.

We continue to focus on what we believe are the best risk/reward opportunities in the sector. With the recent market weakness, we have found what we consider to be many high quality companies trading at historically attractive valuations. During challenging times, we believe patience and a long term perspective are important and should be rewarded over time.

Thank you for your continued investment in Janus Global Life Sciences Fund.

66  Janus Growth Funds  October 31, 2008

(unaudited)

Janus Global Life Sciences Fund At A Glance

5 Top Performers – Holdings

Contribution

United Therapeutics Corp.	0.51%
K+S A.G.	0.46%
MGI Pharmaceutical, Inc.	0.45%
Barr Pharmaceuticals, Inc.	0.42%
Respironics, Inc.	0.40%

5 Bottom Performers – Holdings

Contribution

Coventry Health Care, Inc.	-2.24%
Merck & Company, Inc.	-2.13%
UnitedHealth Group, Inc.	-1.45%
Shire PLC (ADR)	-1.23%
Tomotherapy, Inc.	-1.19%

5 Top Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	0.28%	6.27%	3.53%
Consumer Discretionary	0.10%	-0.14%	8.54%
Energy	0.00%	0.00%	13.43%
Information Technology	0.00%	0.00%	16.23%
Telecommunication Services	0.00%	0.00%	3.36%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	-26.19%	85.60%	12.29%
Consumer Staples	-1.43%	5.52%	10.99%
Financials	-0.61%	2.53%	16.43%
Industrials	-0.25%	0.22%	11.53%
Utilities	0.00%	0.00%	3.68%

Janus Growth Funds  October 31, 2008  67

Janus Global Life Sciences Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

CVS/Caremark Corp. Retail – Drug Store	4.0%
Merck & Company, Inc. Medical – Drugs	3.8%
Roche Holding A.G. Medical – Drugs	3.8%
Celgene Corp. Medical – Biomedical and Genetic	3.3%
UnitedHealth Group, Inc. Medical – HMO	3.1%

18.0%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 2.8% of total net assets.

*Includes Securities Sold Short of (1.0)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

68  Janus Growth Funds  October 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008				Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus Global Life Sciences Fund	–26.29%	4.02%	6.04%	1.01%

S&P 500® Index	–36.10%	0.26%	–0.76%

Morgan Stanley Capital International World Health Care IndexSM	–22.81%	2.51%	0.06%

Lipper Quartile	1st	1st	2nd

Lipper Ranking – based on total return for Global Health/Biotechnology Funds	15/60	5/49	5/15

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Growth Funds  October 31, 2008  69

Janus Global Life Sciences Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

This Fund invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$791.60	$4.46

Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.03

†	Expenses are equal to the annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

70  Janus Growth Funds  October 31, 2008

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of October 31, 2008

Shares or Principal Amount		Value

Common Stock – 94.1%
Agricultural Chemicals – 1.9%
61,675	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	$5,258,411
37,128	Syngenta A.G.	6,926,913
		12,185,324
Chemicals – Diversified – 4.1%
353,465	Bayer A.G.	19,819,724
176,287	K+S A.G.	7,029,456
		26,849,180
Hospital Beds and Equipment – 0.5%
130,886	Hillenbrand Industries, Inc.	2,978,965
Life and Health Insurance – 1.2%
615,340	ODONTOPREV S.A.	7,929,786
Medical – Biomedical and Genetic – 25.0%
627,209	Acorda Therapeutics, Inc.*	12,795,064
295,097	Alexion Pharmaceuticals, Inc.*	12,025,203
195,595	Amgen, Inc.*	11,714,185
855,883	Arena Pharmaceuticals, Inc.*	3,149,649
335,305	Celgene Corp.*	21,546,699
173,039	Cougar Biotechnology, Inc.*	4,395,191
702,370	Exelixis, Inc.*	2,416,153
1,271,821	Fibrogen, Inc. – Private Placement*,°° ,§	7,440,153
208,030	Genentech, Inc.*	17,254,008
248,805	Genzyme Corp.*	18,132,908
370,337	Gilead Sciences, Inc.*	16,979,951
1,074,817	Human Genome Sciences, Inc.*	3,471,659
998,096	INCYTE BOND*	4,142,098
138,160	OSI Pharmaceuticals, Inc.*	5,243,172
786,805	Sequenom, Inc.*	14,162,490
95,962	United Therapeutics Corp.*	8,370,765
		163,239,348
Medical – Drugs – 30.2%
151,605	Abbott Laboratories	8,361,016
845,485	Achillion Pharmaceuticals, Inc.*,£	1,352,776
536,768	Array BioPharma, Inc.*	2,640,899
418,385	AstraZeneca Group PLC (ADR)	17,764,627
193,613	Auxilium Pharmaceuticals, Inc.*	3,804,495
448,290	BioForm Medical, Inc.*	918,995
341,350	Bristol-Myers Squibb Co.	7,014,743
141,185	Eli Lilly and Co.	4,774,877
414,550	Forest Laboratories, Inc.*	9,629,997
402,310	Grifols S.A.	8,026,131
393,439	K-V Pharmaceutical Co. – Class A*	6,688,463
803,475	Merck & Company, Inc.	24,867,550
72,081	Merck KGaA	6,383,189
172,210	Novartis A.G.	8,714,876
203,245	Novo Nordisk S.A.	10,881,957
162,338	Roche Holding A.G.	24,856,966
110,777	Sanofi-Aventis	6,971,778
727,027	Savient Pharmaceuticals, Inc.*	3,460,649
682,180	Schering-Plough Corp.	9,884,788
214,591	Shire PLC (ADR)	8,465,615
435,900	Wyeth	14,027,262
188,917	Xenoport, Inc.*	7,860,836
		197,352,485
Medical – Generic Drugs – 2.5%
8,364,183	Mediquest Therapeutics – Private Placement°° ,§,£	5,018,510
535,845	Mylan Laboratories, Inc.*	4,592,192
412,908	Pharmstandard (GDR) (144A)*	6,684,286
		16,294,988
Medical – HMO – 5.6%
389,596	Coventry Health Care, Inc.*	5,138,771
389,005	Humana, Inc.*	11,510,658
838,790	UnitedHealth Group, Inc.	19,904,487
		36,553,916
Medical Instruments – 2.9%
116,843	GMP Companies, Inc. – Private Placement°° ,§	1,055,092
260,530	Medtronic, Inc.	10,507,175
186,830	St. Jude Medical, Inc.*	7,105,145
		18,667,412
Medical Labs and Testing Services – 0.5%
300,105	Diagnosticos da America	3,479,277
Medical Products – 4.2%
309,130	Covidien, Ltd.	13,691,367
191,480	Hospira, Inc.*	5,326,974
954,685	Tomotherapy, Inc.*	3,102,726
119,385	Zimmer Holdings, Inc.*	5,543,046
		27,664,113
Optical Supplies – 0.6%
43,910	Alcon, Inc. (U.S. Shares)	3,869,349
Patient Monitoring Equipment – 0.9%
286,290	Mindray Medical Intl., Ltd. (ADR)	6,172,412
Pharmacy Services – 1.9%
318,845	Medco Health Solutions, Inc.*	12,100,168
Physical Practice Management – 1.5%
260,935	Pediatrix Medical Group, Inc.*	10,085,138
REIT – Diversified – 0.9%
761,914	CapitalSource, Inc.	5,638,156
REIT – Office Property – 0.6%
57,935	Alexandria Real Estate Equities, Inc.	4,027,641
Retail – Drug Store – 4.0%
854,219	CVS/Caremark Corp.	26,181,812
Soap and Cleaning Preparations – 0.9%
134,483	Reckitt Benckiser PLC	5,651,302
Sovereign – 0.5%
308,029	Crucell N.V.*	3,580,582
Therapeutics – 3.7%
2,919,304	Portola Pharmaceuticals, Inc. – Private Placement°° ,§	4,130,815
373,100	BioMarin Pharmaceutical, Inc.*	6,835,192
385,985	Onyx Pharmaceuticals, Inc.*	10,413,876
442,435	Theravance, Inc.*	2,999,709
		24,379,592

Total Common Stock (cost $696,532,639)		614,880,946

Preferred Stock – 0.9%
Medical Instruments – 0.9%
659,604	GMP Companies, Inc. – Promissory Note°° (cost $5,812,497)	5,956,224

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  October 31, 2008  71

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of October 31, 2008

Shares or Principal Amount		Value

Warrants – 0.1%
Medical – Generic Drugs – 0.1%
3,345,673	Mediquest Therapeutics – expires 6/15/11°° ,§	$367,690
803,980	Mediquest Therapeutics – expires 6/15/12°° ,§	108,698

Total Warrants (cost $94,066)		476,388

Promissory Note – 0.4%
Medical – Generic Drugs – 0.4%
2,679,934	Mediquest Therapeutics – Private Placement, 14.00%, due 3/31/09°° ,§ (cost $2,645,941)	2,585,868

Money Markets – 2.8%
350,275	Janus Institutional Cash Management Fund – Institutional Shares, 1.46%	350,275
17,734,000	Janus Institutional Money Market Fund – Institutional Shares, 1.09%	17,734,000

Total Money Markets (cost $18,084,275)		18,084,275

Total Investments (total cost $723,169,418) – 98.3%		641,983,701

Securities Sold Short – (1.0%)

Medical – Biomedical and Genetic – (0.5)%

71,741	Genmab A/S*	(3,243,579)
Optical Supplies – (0.5)%
160,941	Luxottica Group S.P.A.	(3,255,048)

Total Securities Sold Short (proceeds $7,596,385)		(6,498,627)

Cash, Receivables and Other Assets, net of Liabilities – 2.7%		17,621,105

Net Assets – 100%		$653,106,179

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$13,691,368	2.1%
Brazil	11,409,063	1.8%
Canada	5,258,411	0.8%
Cayman Islands	6,172,412	1.0%
Denmark	10,881,957	1.7%
France	6,971,778	1.1%
Germany	33,232,369	5.2%
Netherlands	3,580,582	0.5%
Russia	6,684,287	1.0%
Spain	8,026,131	1.3%
Switzerland	44,368,104	6.9%
United Kingdom	31,881,544	5.0%
United States††	459,825,695	71.6%

Total	$641,983,701	100.0%

††	Includes Short-Term Securities (68.8% excluding Short-Term Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Denmark	$(3,243,579)	49.9%
Italy	(3,255,048)	50.1%

Total	$(6,498,627)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 11/12/08	6,622,000	$10,650,447	$1,567,455
Danish Krone 11/12/08	9,500,000	1,625,730	13,530
Euro 11/12/08	14,868,000	18,942,827	3,290,280
Euro 12/12/08	2,800,000	3,563,360	277,680
Russian Rouble 11/12/08	147,000,000	5,392,651	(31,568)
Swiss Franc 11/12/08	12,700,000	10,956,265	381,502
Swiss Franc 12/19/08	11,350,000	9,800,316	35,891

Total		$60,931,596	$5,534,770

See Notes to Schedules of Investments and Financial Statements.

72  Janus Growth Funds  October 31, 2008

Janus Global Technology Fund (unaudited)	Ticker: JAGTX

Fund Snapshot
This fund pursues forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Barney Wilson
portfolio manager

Performance Overview

During the 12 months ended October 31, 2008, Janus Global Technology Fund returned -43.51%. By comparison, the Fund’s benchmarks, the S&P 500® Index and the Morgan Stanley Capital International (MSCI) World Information Technology IndexSM returned -36.10% and -43.44%, respectively.

Investment Strategy

Janus Global Technology Fund’s objective is to seek long-term growth of capital. We work closely with the Janus analysts covering technology and technology-related companies to identify high quality and innovative technology companies that are growing earnings and cash flow in excess of market expectations. While investing in the information technology sector can be more volatile than a broader market index, we believe the sector can provide an excellent opportunity for attractive investment returns if one can tolerate the volatility.

Three things are at the core of the Fund’s investment and portfolio construction philosophy: fundamental research, valuation analysis and diversification. First, in the intensive research that is a hallmark of Janus, we seek out the customers, competitors and suppliers of a company to develop our view of the future fundamental performance of that company. We try to anticipate material changes in industries and to understand which companies are going to win on a multi-year basis in the product marketplace and why. Second, in conducting our valuation analysis, we focus foremost on the value of the future cash flows of the company. Third, when constructing the Fund, we deliberately seek to control risk by diversifying across multiple dimensions, such as subsectors, geographies, market capitalizations and valuation ranges.

To anticipate changes in foreign currency, we may hedge a portion of the Fund’s foreign currency exposure. Forward foreign currency exchange contracts may be used to buy and sell currencies in order to fix a price for foreign securities. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Market Environment

The credit crisis and the global economic slowdown provided a negative backdrop for worldwide equity markets during much of the 12-month period ending October 31, 2008. Non-U.S. markets began the period with modest losses, but essentially followed U.S. stocks sharply lower in what was a very volatile period. While the U.S. Federal Reserve’s aggressive rate cuts and liquidity injections provided a tailwind for world markets in March and April, rising energy prices (oil hit a record in July), more evidence of slowing economic growth and inflation worries weighed on markets. However, those concerns became secondary, as the credit crisis intensified in September. The deleveraging process, which began early in the period, resulted in a vicious downward cycle during the early fall, giving rise to the crisis of confidence that pervaded the markets and led to a dramatic worldwide equity market sell-off during September and October. The MSCI EAFE® Index declined to its lowest level since May of 2004, while the MSCI Emerging Markets® Index dropped to its lowest level since December of 2004. Central banks around the world took various steps in an attempt to support markets and global financial institutions.

Stocks in the U.S. outperformed those in Europe and Japan in local currency terms. Emerging markets fell more than developed markets in the late-period sell-off, substantially underperforming during the 12-month period. Latin American countries were the strongest emerging markets while markets such as China, India and Russia were the weakest, despite early strong relative performance.

Detractors from Performance

Our largest detractor was Corning Inc., a maker of glass substrates that declined late in the period after it lowered its earnings outlook. Concerns of inventory build up given potentially slowing U.S. demand also weighed on the stock. We think the company is well managed and has a competitive advantage. In addition, our thesis on Corning relates to some of the key themes in the portfolio, such as increasing bandwidth needs on the Internet with its liquid crystal display (LCD) glass and glass fiber businesses and alternative energy with its holdings in companies that sell to the solar industry.

ARM Holdings, a U.K. electronics company, fell after reporting mixed results during the period. The company, which generates licensing revenue partly from its designs for integrated circuits in smart phones, was hurt by lower-than-expected revenues and weakness in the U.S. dollar during the first half of the period. We believe the short-term issues mask the long-term opportunities, as smart phones will likely come to represent a greater share of

Janus Growth Funds  October 31, 2008  73

Janus Global Technology Fund (unaudited)

the wireless handset market, providing ARM with the opportunity to sell chip designs with higher royalties.

KLA-Tencor, a manufacturer of semiconductor equipment, declined significantly late in the period as a result of a dramatic slowdown in semiconductor spending. The company plans to reduce expenses in response, which we feel is proper. While we continued to believe in the company’s long-term positioning, we did trim the holding during the period.

Contributors to Fund Performance

One investment theme in the Fund has been alternative energy, which represents only a small part of today’s energy generation. As the use grows, however, technology companies that provide competitive and effective solutions should benefit. While some of the Fund’s alternative energy holdings dropped significantly during the period, a couple of them were relative outperformers. One of the strongest contributors for the period is involved in solar energy. First Solar produces solar cells using thin-film technology, a specialized approach to solar energy production. The company continued to report strong results and growth as it ramped up its production. The stock did retreat late in the period similar to other alternative energy companies in the wake of falling oil prices. We continued to believe in solar power’s future in general and in First Solar in particular, but did trim the position.

Another alternative energy holding, Vestas Wind System, a Denmark-based turbine manufacturer, was the Fund’s top contributor during the period. The company benefited from steeply rising prices for turbines until late in the period when investors grew concerned over decreased funding for wind power projects and discounted pricing for turbines. While we continued to believe in wind power, we did sell the position to capture gains.

Celgene Corp., a biotechnology company, also outperformed the overall market following a better-than-expected sales and earnings report, which was driven by robust sales of its blood cancer drug Revlimid. We added to our position during the period.

Looking Ahead

We believe encouraging signs were emerging late in the period. We think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Additionally, valuations across many markets reached attractive levels. More specifically, our research found many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. Lastly, we believe there is significant cash sitting on the sidelines in money market funds and bank deposits.

While we can’t predict how long it will take for the financial markets to emerge from this crisis, we were seeing signs that the funding and credit markets were functioning again. LIBOR rates and swap spreads have been declining since the global intervention, suggesting some stability in the inter-bank lending market. Given this, we believe the seeds are being sown for a longer-term recovery.

We focus on anticipating change, trying to determine which companies are going to win on a multi-year basis in the product marketplace, and on finding companies where we feel the price of the stock is below the value of the cash flows of the company. Our goal will continue to be to leverage the strong, grassroots research foundation of Janus to uncover what we believe are the best investment opportunities for our shareholders.

Thank you for your investment in Janus Global Technology Fund.

74  Janus Growth Funds  October 31, 2008

(unaudited)

Janus Global Technology Fund At A Glance

5 Top Performers – Holdings

Contribution

Vestas Wind Systems A.S.	0.29%
PowerShares QQQ	0.19%
Celgene Corp.	0.18%
First Solar, Inc.	0.17%
Valeant Pharmaceuticals International	0.16%

5 Bottom Performers – Holdings

Contribution

Corning, Inc.	-2.15%
KLA-Tencor Corp.	-2.02%
ARM Holdings PLC	-1.57%
SAVVIS, Inc.	-1.34%
Cisco Systems, Inc.	-1.31%

5 Top Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	0.00%	0.00%	10.99%
Energy	0.00%	0.00%	13.43%
Financials	0.00%	0.00%	16.43%
Utilities	0.00%	0.01%	3.68%
Other*	-0.20%	0.03%	0.00%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	-32.94%	70.68%	16.23%
Industrials	-7.81%	13.69%	11.53%
Consumer Discretionary	-2.27%	7.49%	8.54%
Telecommunication Services	-1.33%	2.40%	3.36%
Health Care	-0.86%	4.33%	12.29%

*	Industry not classified by Global Classification Standard.

Janus Growth Funds  October 31, 2008  75

Janus Global Technology Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

Oracle Corp. Enterprise Software/Services	4.7%
Cisco Systems, Inc. Networking Products	3.9%
Apple, Inc. Computers	3.1%
Atmel Corp. Semiconductor Components/Integrated Circuits	3.0%
Microsoft Corp. Applications Software	2.7%

17.4%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 3.9% of total net assets.

*Includes Securities Sold Short of (0.3)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

76  Janus Growth Funds  October 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008				Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus Global Technology Fund	–43.51%	–2.22%	–0.48%	1.04%

S&P 500® Index	–36.10%	0.26%	–0.76%

Morgan Stanley Capital International World Information Technology IndexSM	–43.44%	–3.39%	–4.91%

Lipper Quartile	2nd	2nd	1st

Lipper Ranking – based on total return for Global Science & Technology Funds	25/95	38/79	5/23

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Growth Funds  October 31, 2008  77

Janus Global Technology Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08- 10/31/08)†

Actual	$1,000.00	$643.80	$4.34

Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33

†	Expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

78  Janus Growth Funds  October 31, 2008

Janus Global Technology Fund

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 95.7%
Applications Software – 5.8%
473,850	Citrix Systems, Inc.*	$12,211,115
645,525	Microsoft Corp.	14,414,572
698,606	Satyam Computer Services, Ltd.	4,378,545
		31,004,232
Batteries and Battery Systems – 1.6%
2,307,169	BYD Company, Ltd.	3,910,800
15,798,000	BYD Electronic Company, Ltd.	4,799,890
		8,710,690
Cable Television – 1.2%
299,815	DIRECTV Group, Inc.*	6,562,950
Chemicals – Diversified – 1.0%
106,400	Shin-Etsu Chemical Company, Ltd.**	5,569,323
Commercial Services – 1.0%
495,109	Live Nation*	5,569,976
Computer Software – 0.2%
103,120	Omniture, Inc.*	1,185,880
Computers – 7.3%
153,829	Apple, Inc.*,**	16,550,462
104,910	Hewlett-Packard Co.	4,015,955
86,480	IBM Corp.	8,040,046
209,700	Research In Motion, Ltd. (U.S. Shares)*	10,575,171
		39,181,634
Computers – Peripheral Equipment – 0.5%
161,322	Logitech International S.A.*	2,427,737
Consulting Services – 0.5%
351,189	Genpact, Ltd.*	2,749,810
Decision Support Software – 0.8%
584,590	DemandTec, Inc.*	4,214,894
Diversified Operations – 1.7%
146,814	Siemens A.G.**	8,971,810
E-Commerce/Services – 0.4%
149,310	eBay, Inc.*	2,279,964
Electric – Generation – 0.3%
172,560	AES Corp.*	1,375,303
Electronic Components – Semiconductors – 5.1%
8,835,530	ARM Holdings PLC**	13,764,150
410,014	MediaTek, Inc.	3,660,996
175,310	Microsemi Corp.*	3,811,239
611,168	MIPS Technologies, Inc.*	1,705,159
180,400	National Semiconductor Corp.	2,375,868
433,510	PMC-Sierra, Inc.*	2,028,827
		27,346,239
Electronic Connectors – 2.2%
405,995	Amphenol Corp. – Class A	11,631,757
Electronic Measuring Instruments – 0.9%
149,195	Memsic, Inc.*	322,261
209,284	Trimble Navigation, Ltd.*	4,304,972
		4,627,233
Energy – Alternate Sources – 1.2%
23,995	First Solar, Inc.*	3,448,081
322,750	GT Solar International, Inc.*	1,487,878
106,570	Nordex A.G.*,**	1,484,283
		6,420,242
Engineering – Research and Development Services – 0.3%
139,587	ABB, Ltd.	1,846,298
Enterprise Software/Services – 8.0%
269,160	Concur Technologies, Inc.*	6,790,907
1,375,055	Oracle Corp.*,**	25,149,755
466,065	RightNow Technologies, Inc.*	3,066,708
69,980	SAP A.G. (ADR)**	2,472,393
235,735	Taleo Corp.*	3,253,143
120,251	Temenos Group A.G.*	1,520,125
		42,253,031
Growth – Large Cap – 2.0%
320,000	PowerShares QQQ	10,524,800
Human Resources – 1.3%
896,640	SuccessFactors, Inc.*	7,164,154
Internet Applications Software – 1.5%
242,073	DealerTrack Holdings, Inc.*	2,597,443
330,955	Vocus, Inc.*	5,569,973
		8,167,416
Internet Connectivity Services – 1.8%
204,681	NDS Group PLC (ADR)*,**	9,761,237
Internet Content – Entertainment – 0.4%
145,305	Meetic*,**	2,040,347
Internet Content – Information/News – 0.5%
511,010	TechTarget*	2,498,839
Internet Investment – 0.5%
460,325	Lawson Software, Inc.*	2,448,929
Internet Security – 0.7%
306,410	Symantec Corp.*	3,854,638
Life and Health Insurance – 0.7%
284,700	OdontoPrev S.A.	3,668,882
Machinery – General Industrial – 0.7%
13,238,000	Shanghai Electric Group Company, Ltd.*	3,905,825
Medical – Biomedical and Genetic – 2.0%
85,721	Celgene Corp.*	5,508,432
110,045	Gilead Sciences, Inc.*	5,045,563
		10,553,995
Multimedia – 0.8%
676,590	WPP Group PLC**	4,086,736
Networking Products – 3.9%
1,167,560	Cisco Systems, Inc.*	20,747,541
Power Converters and Power Supply Equipment – 5.7%
634,515	Advanced Energy Industries, Inc.*	6,770,275
5,128,000	China High Speed Transmission Equipment Group Company, Ltd.	4,013,303
305,545	Energy Conversion Devices*	10,431,306
700,405	JA Solar Holdings Company, Ltd. (ADR)*	3,361,944
127,500	SunPower Corp. – Class A*	4,980,150
1,191,323	Suzlon Energy, Ltd.	1,090,717
		30,647,695
Retail – Consumer Electronics – 0.9%
92,890	Yamada Denki Company, Ltd.**	5,034,702
Semiconductor Components/Integrated Circuits – 7.8%
182,020	Analog Devices, Inc.	3,887,947
3,835,170	Atmel Corp.*	15,915,956
1,923,100	Cypress Semiconductor Corp.*	9,634,731

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  October 31, 2008  79

Janus Global Technology Fund

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Semiconductor Components/Integrated Circuits – (continued)
720,050	Marvell Technology Group, Ltd.*	$5,011,548
222,827	Sunpower Corp. – Class B*	6,597,078
		41,047,260
Semiconductor Equipment – 4.6%
381,125	Applied Materials, Inc.	4,920,324
377,969	ASML Holdings N.V. (U.S. Shares)**	6,633,356
183,757	Centrotherm Photovoltaics A.G.*,**	5,443,014
331,550	KLA-Tencor Corp.	7,708,537
		24,705,231
Telecommunication Equipment – 4.1%
1,791,310	Arris Group, Inc.*	12,377,952
663,135	CommScope, Inc.*	9,754,716
		22,132,668
Telecommunication Equipment – Fiber Optics – 1.9%
941,565	Corning, Inc.**	10,197,149
Telecommunication Services – 3.1%
604,030	Amdocs, Ltd. (U.S. Shares)*,**	13,626,917
360,902	SAVVIS, Inc.*	3,103,757
		16,730,674
Television – 0.6%
498,060	British Sky Broadcasting Group PLC**	3,036,201
Web Hosting/Design – 0.5%
539,680	Terremark Worldwide, Inc.*	2,433,957
Web Portals/Internet Service Providers – 2.4%
29,335	Google, Inc. – Class A*,**	10,541,826
170,210	Yahoo!, Inc.*	2,182,092
		12,723,918
Wireless Equipment – 7.3%
562,035	Crown Castle International Corp.*	11,898,281
335,585	QUALCOMM, Inc.	12,839,482
1,999,930	Telefonaktiebolaget L.M. Ericsson (ADR)	14,139,505
		38,877,268

Total Common Stock (cost $696,732,859)		510,919,065

Purchased Options – Calls – 0.3%
1,352	Citrix Systems, Inc. expires January 2009 exercise $35.00	47,320
3,110	PowerShares QQQ expires November 2008 exercise $33.00	506,930
3,085	PowerShares QQQ expires December 2008 exercise $33.00	780,505

Total Purchased Options – Calls (cost $1,147,881)		1,334,755

Money Markets – 6.1%
10,567,761	Janus Institutional Cash Management Fund – Institutional Shares, 1.46%	10,567,761
21,855,000	Janus Institutional Money Market Fund – Institutional Shares, 1.09%	21,855,000

Total Money Markets (cost $32,422,761)		32,422,761

Total Investments (total cost $730,303,501) – 102.1%		544,676,581

Securities Sold Short – (0.3)%
Cellular Telecommunications – (0.3)%
1,236,000	China Unicom Hong Kong, Ltd. (proceeds 1,636,201)	(1,780,329)

Liabilities, net of Cash, Receivables and Other Assets – (1.8)%		(9,567,380)

Net Assets – 100%		$533,328,872

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$7,761,358	1.4%
Brazil	3,668,882	0.7%
Canada	10,575,171	1.9%
Cayman Islands	7,375,247	1.3%
China	7,816,625	1.4%
France	2,040,347	0.4%
Germany	18,371,501	3.4%
Guernsey	13,626,917	2.5%
Hong Kong	4,799,890	0.9%
India	5,469,261	1.0%
Japan	10,604,025	1.9%
Netherlands	6,633,356	1.2%
Sweden	14,139,505	2.6%
Switzerland	5,794,160	1.1%
Taiwan	3,660,996	0.7%
United Kingdom	30,648,323	5.6%
United States††	391,691,017	72.0%

Total	$544,676,581	100.0%

††	Includes Short-Term Securities (66.0% excluding Short-Term Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Hong Kong	$(1,780,329)	100.0%

Total	$(1,780,329)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 11/12/08	10,147,000	$16,319,856	$2,977,257
Euro 12/19/08	8,050,000	10,243,868	337,857
Japanese Yen 12/19/08	577,000,000	5,873,165	(131,871)

Total		$32,436,889	$3,183,243

See Notes to Schedules of Investments and Financial Statements.

80  Janus Growth Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Schedule of Written Options – Calls	Value

Apple, Inc. expires November 2008 919 contracts exercise price $105.00	$(794,935)
Google, Inc. – Class A expires November 2008 65 contracts exercise price $360.00	(139,750)

Total Written Options – Calls
(Premiums received $783,985)	$(934,685)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  October 31, 2008  81

Statements of Assets and Liabilities

		Janus	Janus	Janus
As of October 31, 2008	Janus	Enterprise	Orion	Research
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Fund

Assets:
Investments at cost(1)	$9,308,458	$1,793,844	$3,920,240	$3,590,057
Unaffiliated investments at value(1)	$6,961,482	$1,382,618	$2,529,381	$2,560,859
Affiliated money market investments	$364,162	$10,006	$114,130	$49,436
Cash	396	326	–	2,463
Cash denominated in foreign currency(2)	–	–	7,578	–
Restricted cash (Note 1)	154,230	–	68,094	7,770
Deposits with broker for short sales	–	–	14,662	–
Receivables:
Investments sold	90,287	2,269	41,987	41,718
Fund shares sold	6,148	1,379	29,426	4,343
Dividends	5,455	711	3,231	3,191
Interest	1,923	34	174	3
Non-interested Trustees’ deferred compensation	49	5	50	19
Other assets	155	22	2,378	36
Forward currency contracts	57,795	4,129	23,575	9,984
Total Assets	7,642,082	1,401,499	2,834,666	2,679,822
Liabilities:
Payables:
Short sales, at value(3)	–	–	14,429	–
Options written, at value(4)	43,602	–	39,867	–
Collateral for securities loaned (Note 1)	–	–	–	–
Due to Custodian	–	–	14,271	–
Investments purchased	55,229	1,370	44,935	84,042
Fund shares repurchased	6,999	1,276	21,327	1,619
Advisory fees	4,153	786	1,560	1,658
Transfer agent fees and expenses	1,980	493	1,080	926
Non-interested Trustees’ fees and expenses	24	1	–	10
Non-interested Trustees’ deferred compensation fees	49	5	50	19
Foreign tax liability	–	–	209	–
Accrued expenses and other payables	742	52	365	267
Unrealized depreciation on swap agreements	–	–	1,203	346
Forward currency contracts	1,010	–	489	414
Total Liabilities	113,788	3,983	139,785	89,301
Net Assets	$7,528,294	$1,397,516	$2,694,881	$2,590,521
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$13,476,137	$5,405,486	$5,089,968	$8,088,627
Undistributed net investment income/(loss)*	64,903	(25)	22,099	6,674
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(4,086,382)	(3,610,848)	(1,171,262)	(4,533,874)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(5)	(1,926,364)	(397,097)	(1,245,924)	(970,906)
Total Net Assets	$7,528,294	$1,397,516	$2,694,881	$2,590,521
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	369,951	39,134	377,672	141,962
Net Asset Value Per Share	$20.35	$35.71	$7.14	$18.25

*	See Note 3 in Notes to Financial Statements.

(1)	Investments at cost and value include $275,471 of securities loaned for Janus Venture Fund (Note 1).
(2)	Includes cost of $7,577,757, $118,653 and $170,328 for Janus Orion Fund, Janus Triton Fund, and Janus Venture Fund, respectively.
(3)	Includes proceeds of $14,661,884, $1,140,947, $4,555,764, $7,596,385, and $1,636,201 on short sales for Janus Orion Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund, and Janus Global Technology Fund, respectively.
(4)	Includes premiums of $43,595,822, $46,459,797, $77,380, $981,250, and $783,985 on written options for Janus Fund, Janus Orion Fund, Janus Triton Fund, Janus Venture Fund, and Janus Global Technology Fund, respectively.
(5)	Net of foreign taxes on investments of $209,079, $3,476, $52,261, $43,357 and $13,942 for Janus Orion Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund, and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.

82  Janus Growth Funds  October 31, 2008

			Janus	Janus
Janus	Janus	Janus	Global Life	Global
Triton	Twenty	Venture	Sciences	Technology
Fund	Fund	Fund	Fund	Fund

$168,584	$7,294,300	$1,095,598	$723,169	$730,304
$119,254	$6,643,737	$757,100	$623,900	$512,254
$3,602	$1,291,176	$2,206	$18,084	$32,423
398	580	351	398	2,781
119	–	170	–	–
–	–	2,500	–	2,255
1,141	–	4,556	7,596	1,636

1,370	–	6,487	8,772	13,759
237	3,192	61	247	223
24	10,843	9	336	353
–	–	41	298	8
2	22	3	5	8
2	182	37	19	170
–	–	–	5,566	3,315
126,149	7,949,732	773,521	665,221	569,185

1,188	–	3,979	6,499	1,780
3	–	1,888	–	935
–	–	284	–	–
–	–	–	–	–
1,879	268,299	5,409	3,592	32,006
66	4,161	281	262	258
67	4,111	431	360	306
48	1,627	161	231	304
–	2	7	1	3
2	22	3	5	8
3	–	52	43	14
41	271	146	1,090	110
–	–	–	–	–
–	–	–	32	132
3,297	278,493	12,641	12,115	35,856
$122,852	$7,671,239	$760,880	$653,106	$533,329

$177,031	$7,932,804	$1,140,877	$1,324,837	$3,060,567
7	1,662	(129)	986	(8)

(8,476)	(903,872)	(43,205)	(597,122)	(2,344,623)

(45,710)	640,645	(336,663)	(75,595)	(182,607)
$122,852	$7,671,239	$760,880	$653,106	$533,329
13,816	165,712	25,519	36,725	57,403
$8.89	$46.29	$29.82	$17.78	$9.29

See Notes to Financial Statements.

Janus Growth Funds  October 31, 2008  83

Statements of Operations

		Janus	Janus	Janus
For the fiscal year ended October 31, 2008	Janus	Enterprise	Orion	Research
(all numbers in thousands)	Fund	Fund	Fund	Fund

Investment Income:
Interest	$4,676	$95	$772	$83
Securities lending income	2,366	1,212	1,612	1,789
Dividends	155,668	15,842	42,373	49,366
Dividends from affiliates	8,170	2,566	32,576	3,232
Foreign tax withheld	(8,654)	(369)	(1,737)	(1,659)
Total Investment Income	162,226	19,346	75,596	52,811
Expenses:
Advisory fees	69,967	12,886	29,960	32,041
Transfer agent expenses	23,804	5,017	11,542	9,989
Registration fees	128	93	270	123
Custodian fees	615	72	610	225
Audit fees	58	35	41	40
Printing fees	289	150	–	189
Non-interested Trustees’ fees and expenses	190	36	86	76
Short sales dividend expense	–	–	768	–
Other expenses	1,230	422	1,223	694
Non-recurring costs (Note 2)	9	1	2	3
Cost assumed by Janus Capital Management LLC (Note 2)	(9)	(1)	(2)	(3)
Total Expenses	96,281	18,711	44,500	43,377
Expense and Fee Offset	(409)	(101)	(355)	(215)
Net Expenses	95,872	18,610	44,145	43,162
Net Investment Income/(Loss)	66,354	736	31,451	9,649
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	797,191	338,257	482,892	(70,127)
Net realized gain/(loss) from futures contracts	–	–	(5,595)	–
Net realized gain/(loss) from short sales	–	–	1,365	–
Net realized gain/(loss from swap contracts	–	–	18,339	(5,389)
Net realized gain/(loss) from options contracts	(12,037)	–	41,135	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(5,806,130)	(1,295,005)	(3,127,027)	(1,963,789)
Net Gain/(Loss) on Investments	(5,020,976)	(956,748)	(2,588,891)	(2,039,305)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(4,954,622)	$(956,012)	$(2,557,440)	$(2,029,656)

(1)	Net of foreign taxes on investments of $209,079, $3,476, $52,261, $43,357, and $13,942 for Janus Orion Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.

84  Janus Growth Funds  October 31, 2008

			Janus	Janus
Janus	Janus	Janus	Global Life	Global
Triton	Twenty	Venture	Sciences	Technology
Fund	Fund	Fund	Fund	Fund

$5	$27	$11	$371	$22
200	825	1,882	300	534
937	80,181	3,073	8,864	5,984
250	25,071	636	390	1,221
(13)	(4,271)	(10)	(544)	(461)
1,379	101,833	5,592	9,381	7,300

908	74,737	8,119	5,334	5,267
389	23,185	2,462	2,224	2,515
38	151	37	29	35
11	314	269	134	123
35	43	35	39	45
156	277	117	–	138
6	196	26	17	16
57	–	164	–	26
125	1,024	230	405	305
N/A	6	1	1	1
N/A	(6)	(1)	(1)	(1)
1,725	99,927	11,459	8,182	8,470
(11)	(276)	(41)	(67)	(84)
1,714	99,651	11,418	8,115	8,386
(335)	2,182	(5,826)	1,266	(1,086)

(10,683)	522,599	(9,914)	69,084	64,903
–	(16,633)	–	–	–
2,299	–	585	(2,017)	4,175
–	–	–	–	–
464	–	3,622	–	166

(69,480)	(5,301,020)	(872,722)	(305,197)	(498,155)
(77,400)	(4,795,054)	(878,429)	(238,130)	(428,911)
$(77,735)	$(4,792,872)	$(884,255)	$(236,864)	$(429,997)

See Notes to Financial Statements.

Janus Growth Funds  October 31, 2008  85

Statements of Changes in Net Assets

	Janus		Janus		Janus
For the fiscal years ended October 31	Fund		Enterprise Fund		Orion Fund
(all numbers in thousands)	2008	2007(1)	2008	2007(1)	2008	2007(1)

Operations:
Net investment income/(loss)	$66,354	$61,024	$736	$(768)	$31,451	$12,758
Net realized gain/(loss) from investment and foreign currency transactions	797,191	524,470	338,257	179,006	482,892	130,929
Net realized gain/(loss) from futures contracts	–	–	–	–	(5,595)	–
Net realized gain/(loss) from short sales	–	–	–	–	1,365	–
Net realized gain/(loss) from swap contracts	–	–	–	–	18,339	–
Net realized gain/(loss) from options contracts	(12,037)	5,817	–	–	41,135	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(5,806,130)	1,894,759	(1,295,005)	333,510	(3,127,027)	1,293,241
Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,954,622)	2,486,070	(956,012)	511,748	(2,557,440)	1,436,928
Dividends and Distributions to Shareholders:
Net investment income *	(62,048)	(38,592)	–	–	(16,326)	(7,756)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–
Return of Capital	N/A	N/A	N/A	N/A	N/A	N/A
Net (Decrease) from Dividends and Distributions	(62,048)	(38,592)	–	–	(16,326)	(7,756)
Capital Share Transactions:
Shares sold	1,410,540	1,261,748	649,837	391,601	1,524,851	1,185,601
Redemption fees	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	60,491	37,606	–	–	16,032	7,599
Shares repurchased	(1,964,814)	(1,916,714)	(529,533)	(413,741)	(1,460,583)	(677,127)
Net Increase/(Decrease) from Capital Share Transactions	(493,783)	(617,360)	120,304	(22,140)	80,300	516,073
Net Increase/Decrease in Net Assets	(5,510,453)	1,830,118	(835,708)	489,608	(2,493,466)	1,945,245
Net Assets:
Beginning of period	13,038,747	11,208,629	2,233,224	1,743,616	5,188,347	3,243,102
End of period	$7,528,294	$13,038,747	$1,397,516	$2,233,224	$2,694,881	$5,188,347

Undistributed net investment income/(loss)*	$64,903	$61,584	$(25)	$(1,996)	$22,099	$8,765

*	See Note 3 in Notes to Financial Statements

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

86  Janus Growth Funds  October 31, 2008

								Janus		Janus
								Global		Global
Janus		Janus		Janus		Janus		Life		Technology
Research Fund		Triton Fund		Twenty Fund		Venture Fund		Sciences Fund		Fund
2008	2007(1)	2008	2007(1)	2008	2007(1)	2008	2007(1)	2008	2007(1)	2008	2007(1)

$9,649	$4,649	$(335)	$(333)	$2,182	$22,480	$(5,826)	$(7,578)	$1,266	$(2,348)	$(1,086)	$3,697
(70,127)	550,960	(10,683)	17,537	522,599	467,014	(9,914)	339,663	69,084	98,772	64,903	147,009
–	–	–	–	(16,633)	–	–	–	–	–	–	–
–	–	2,299	–	–	3,530	585	–	(2,017)	(42)	4,175	(1,786)
(5,389)	–	–	–	–	–	–	–	–	–	–	–
–	3,961	464	80	–	–	3,622	–	–	–	166	(7,203)
(1,963,789)	658,151	(69,480)	16,781	(5,301,020)	3,319,230	(872,722)	134,510	(305,197)	53,059	(498,155)	137,328
(2,029,656)	1,217,721	(77,735)	34,065	(4,792,872)	3,812,300	(884,255)	466,595	(236,864)	149,441	(429,997)	279,045
(4,261)	(2,946)	–	–	(24,898)	(57,335)	–	–	–	–	(3,731)	–
–	–	(17,032)	(1,572)	–	–	(319,906)	(158,239)	–	–	–	–
N/A	N/A	–	N/A	N/A	N/A	–	N/A	N/A	N/A	N/A	N/A
(4,261)	(2,946)	(17,032)	(1,572)	(24,898)	(57,335)	(319,906)	(158,239)	–	–	(3,731)	–
853,392	733,685	109,888	62,179	1,011,075	608,972	31,117	48,385	124,073	32,728	81,328	69,583
N/A	N/A	N/A	N/A	–	N/A	N/A	N/A	220	55	229	62
4,054	2,818	16,261	1,546	24,383	56,152	308,642	152,890	–	–	3,662	–
(1,239,247)	(822,036)	(60,418)	(56,323)	(1,315,914)	(1,233,087)	(138,884)	(143,920)	(128,325)	(270,252)	(146,246)	(234,955)
(381,801)	(85,533)	65,731	7,342	(280,456)	(567,963)	200,875	57,355	(4,032)	(237,469)	(61,027)	(165,310)
(2,415,718)	1,129,242	(29,036)	39,895	(5,098,226)	3,187,002	(1,003,286)	365,711	(240,896)	(88,028)	(494,755)	113,735
5,006,239	3,876,997	151,888	111,993	12,769,465	9,582,463	1,764,166	1,398,455	894,002	982,030	1,028,084	914,349
$2,590,521	$5,006,239	$122,852	$151,888	$7,671,239	$12,769,465	$760,880	$1,764,166	$653,106	$894,002	$533,329	$1,028,084

$6,674	$4,213	$7	$(166)	$1,662	$24,779	$(129)	$(1,658)	$986	$(17)	$(8)	$3,721

See Notes to Financial Statements.

Janus Growth Funds  October 31, 2008  87

Financial Highlights

	Janus Fund
For a share outstanding during each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$33.66	$27.43	$24.44	$22.69	$22.52
Income from Investment Operations:
Net investment income/(loss)	.18	.16	.09	.02	–
Net gains/(losses) on securities (both realized and unrealized)	(13.33)	6.17	2.92	1.73	.17
Total from Investment Operations	(13.15)	6.33	3.01	1.75	.17
Less Distributions:
Dividends (from net investment income)*	(.16)	(.10)	(.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.16)	(.10)	(.02)	–	–
Net Asset Value, End of Period	$20.35	$33.66	$27.43	$24.44	$22.69
Total Return	(39.24)%	23.12%	12.31%	7.71%	0.75%
Net Assets, End of Period (in thousands)	$7,528,294	$13,038,747	$11,208,629	$11,142,921	$13,277,473
Average Net Assets for the Period (in thousands)	$10,973,577	$11,816,878	$11,232,055	$12,310,464	$15,433,191
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.88%	0.88%	0.90%	0.88%	0.90%
Ratio of Net Expenses to Average Net Assets(1)	0.87%	0.87%	0.90%	0.87%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.60%	0.52%	0.34%	0.07%	(0.17)%
Portfolio Turnover Rate	95%	32%	69%	78%	21%

	Janus Enterprise Fund
For a share outstanding during each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$59.39	$45.65	$39.48	$33.73	$30.02
Income from Investment Operations:
Net investment income/(loss)	.05	(.01)	(.04)	–(1)	–(1)
Net gains/(losses) on securities (both realized and unrealized)	(23.73)	13.75	6.21	5.75	3.71
Total from Investment Operations	(23.68)	13.74	6.17	5.75	3.71
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$35.71	$59.39	$45.65	$39.48	$33.73
Total Return	(39.87)%	30.10%	15.63%	17.05%	12.36%
Net Assets, End of Period (in thousands)	$1,397,516	$2,233,224	$1,743,616	$1,703,542	$1,679,958
Average Net Assets for the Period (in thousands)	$2,025,505	$1,926,163	$1,778,532	$1,728,579	$1,795,534
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.92%	0.94%	1.00%	0.96%	1.04%
Ratio of Net Expenses to Average Net Assets(1)	0.92%	0.93%	0.99%	0.95%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.04%	(0.04)%	(0.24)%	(0.30)%	(0.46)%
Portfolio Turnover Rate	69%	32%	40%	28%	27%

*	See Note 3 in Notes to Financial Statements.

(1)	See “Explanations of Charts, Tables and Financial Statements.”
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

88  Janus Growth Funds  October 31, 2008

	Janus Orion Fund
For a share outstanding during each fiscal year ended October 31	2008	2007	2006(1)	2005	2004

Net Asset Value, Beginning of Period	$13.57	$9.49	$7.80	$6.25	$5.64
Income from Investment Operations:
Net investment income/(loss)	.08	.03	.04	.03	–
Net gains/(losses) on securities (both realized and unrealized)	(6.47)	4.07	1.71	1.52	.61
Total from Investment Operations	(6.39)	4.10	1.75	1.55	.61
Less Distributions:
Dividends (from net investment income)*	(.04)	(.02)	(.06)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.04)	(.02)	(.06)	–	–
Net Asset Value, End of Period	$7.14	$13.57	$9.49	$7.80	$6.25
Total Return	(47.21)%	43.32%	22.58%	24.80%	10.82%
Net Assets, End of Period (in thousands)	$2,694,881	$5,188,347	$3,243,102	$691,401	$529,804
Average Net Assets for the Period (in thousands)	$4,709,077	$3,773,555	$966,223	$590,421	$540,305
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.94%(4)	0.93%	1.00%	1.02%	1.09%
Ratio of Net Expenses to Average Net Assets(2)	0.94%(4)	0.92%	0.99%	1.01%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.67%	0.34%	0.80%	0.52%	(0.05)%
Portfolio Turnover Rate	144%	24%	63%	68%	69%

	Janus Research Fund
For a share outstanding during each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$32.09	$24.19	$22.05	$19.48	$18.14
Income from Investment Operations:
Net investment income/(loss)	.05	.03	.02	.09	–
Net gains/(losses) on securities (both realized and unrealized)	(13.86)	7.89	2.18	2.51	1.34
Total from Investment Operations	(13.81)	7.92	2.20	2.60	1.34
Less Distributions:
Dividends (from net investment income)*	(.03)	(.02)	(.06)	(.03)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.03)	(.02)	(.06)	(.03)	–
Net Asset Value, End of Period	$18.25	$32.09	$24.19	$22.05	$19.48
Total Return	(43.08)%	32.76%	10.00%	13.35%	7.39%
Net Assets, End of Period (in thousands)	$2,590,521	$5,006,239	$3,876,997	$4,473,431	$4,471,514
Average Net Assets for the Period (in thousands)	$4,097,719	$4,266,701	$4,052,013	$4,447,616	$5,007,156
Ratio of Gross Expenses to Average Net Assets(2)(3)	1.06%	1.01%	0.98%	0.93%	0.97%
Ratio of Net Expenses to Average Net Assets(2)	1.05%	1.00%	0.97%	0.92%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.24%	0.11%	0.11%	0.42%	(0.26)%
Portfolio Turnover Rate	102%	72%	147%	38%	43%

*	See Note 3 in Notes to Financial Statements.

(1)	Effective October 31, 2006, Janus Olympus Fund merged into Janus Orion Fund.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.93% and 0.92%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Growth Funds  October 31, 2008  89

Financial Highlights  (continued)

	Janus Triton Fund
For a share outstanding during each fiscal year or period ended October 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$17.13	$13.09	$10.86	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	–	.01	–
Net gains/(losses) on securities (both realized and unrealized)	(6.36)	4.22	2.27	0.86
Total from Investment Operations	(6.34)	4.22	2.28	0.86
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.03)	–
Distributions (from capital gains)*	(1.90)	(.18)	(.02)	–
Return of Capital	–(2)	N/A	N/A	N/A
Total Distributions and Other	(1.90)	(.18)	(.05)	–
Net Asset Value, End of Period	$8.89	$17.13	$13.09	$10.86
Total Return**	(41.05)%	32.57%	21.06%	8.60%
Net Assets, End of Period (in thousands)	$122,852	$151,888	$111,993	$37,695
Average Net Assets for the Period (in thousands)	$143,209	$120,057	$105,268	$25,904
Ratio of Gross Expenses to Average Net Assets***(3)(4)	1.20%(5)	1.13%	1.11%	1.27%(6)
Ratio of Net Expenses to Average Net Assets***(3)	1.20%(5)	1.11%	1.09%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.23)%	(0.28)%	0.12%	(0.24)%
Portfolio Turnover Rate***	88%	93%	262%	48%

	Janus Twenty Fund
For a share outstanding during each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$74.70	$52.93	$47.63	$39.60	$34.06
Income from Investment Operations:
Net investment income/(loss)	.01	.15	.32	.10	.03
Net gains/(losses) on securities (both realized and unrealized)	(28.27)	21.94	5.08	7.94	5.68
Total from Investment Operations	(28.26)	22.09	5.40	8.04	5.71
Less Distributions:
Dividends (from net investment income)*	(.15)	(.32)	(.10)	(.01)	(.17)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.15)	(.32)	(.10)	(.01)	(.17)
Net Asset Value, End of Period	$46.29	$74.70	$52.93	$47.63	$39.60
Total Return	(37.91)%	41.95%	11.35%	20.31%	16.85%
Net Assets, End of Period (in thousands)	$7,671,239	$12,769,465	$9,582,463	$9,612,503	$9,023,479
Average Net Assets for the Period (in thousands)	$11,801,120	$10,355,207	$9,511,589	$9,458,921	$9,319,532
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.85%	0.88%(7)	0.88%(7)	0.86%	0.89%
Ratio of Net Expenses to Average Net Assets(3)	0.84%	0.88%(7)	0.87%(7)	0.86%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.02%	0.22%	0.60%	0.21%	0.06%
Portfolio Turnover Rate	42%	20%	41%	44%	14%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from February 25, 2005 (inception date) through October 31, 2005.
(2)	Return of Capital aggregated less than $.01 on a per share basis for the period ended October 31, 2008.
(3)	See “Explanations of Charts, Tables and Financial Statements.”
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.16% and 1.16%, respectively, in 2008 without the inclusion of dividends on short positions.
(6)	The ratio was 1.85% in 2005 before waiver of certain fees incurred by the Fund.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.86% and 0.86%, respectively, in 2007 and 0.87% and 0.87%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

90  Janus Growth Funds  October 31, 2008

	Janus Venture Fund
For a share outstanding during each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$79.09	$65.75	$56.82	$51.57	$47.77
Income from Investment Operations:
Net investment income/(loss)	.07	(.02)	(.06)	–	–
Net gains/(losses) on securities (both realized and unrealized)	(34.87)	20.85	11.92	5.25	3.80
Total from Investment Operations	(34.80)	20.83	11.86	5.25	3.80
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(14.47)	(7.49)	(2.93)	–	–
Return of Capital	–(1)	N/A	N/A	N/A	N/A
Total Distributions and Other	(14.47)	(7.49)	(2.93)	–	–
Net Asset Value, End of Period	$29.82	$79.09	$65.75	$56.82	$51.57
Total Return	(52.62)%	34.68%	21.69%	10.18%	7.95%
Net Assets, End of Period (in thousands)	$760,880	$1,764,166	$1,398,455	$1,293,150	$1,327,088
Average Net Assets for the Period (in thousands)	$1,268,992	$1,549,495	$1,353,079	$1,367,775	$1,355,755
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.90%(4)	0.88%	0.91%	0.87%	0.90%
Ratio of Net Expenses to Average Net Assets(2)	0.90%(4)	0.87%	0.91%	0.87%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.46)%	(0.49)%	(0.55)%	(0.64)%	(0.74)%
Portfolio Turnover Rate	31%	57%	55%	63%	61%

	Janus Global Life Sciences Fund
For a share outstanding during each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$24.12	$20.25	$19.37	$16.08	$14.61
Income from Investment Operations:
Net investment income/(loss)	.03	–	–	–	–
Net gains/(losses) on securities (both realized and unrealized)	(6.38)	3.87	.88	3.29	1.47
Total from Investment Operations	(6.35)	3.87	.88	3.29	1.47
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	.01	–(5)	–(5)	–(5)	–(5)
Total Distributions and Other	.01	–	–	–	–
Net Asset Value, End of Period	$17.78	$24.12	$20.25	$19.37	$16.08
Total Return	(26.29)%	19.11%	4.54%	20.46%	10.06%
Net Assets, End of Period (in thousands)	$653,106	$894,002	$982,030	$1,149,666	$1,183,496
Average Net Assets for the Period (in thousands)	$835,370	$874,776	$1,101,726	$1,181,741	$1,288,416
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.98%	1.01%	1.02%	0.97%	1.02%
Ratio of Net Expenses to Average Net Assets(2)	0.97%	0.99%	1.01%	0.96%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.15%	(0.27)%	(0.39)%	(0.49)%	(0.52)%
Portfolio Turnover Rate	81%	61%	87%	77%	78%

*	See Note 3 in Notes to Financial Statements.

(1)	Return of Capital aggregated less than $.01 on a per share basis for the period ended October 31, 2008.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.89% and 0.89%, respectively, without the inclusion of dividends on short positions.
(5)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

Janus Growth Funds  October 31, 2008  91

Financial Highlights  (continued)

	Janus Global Technology Fund
For a share outstanding during each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$16.51	$12.23	$10.88	$9.70	$10.44
Income from Investment Operations:
Net investment income/(loss)	–	.06	–	.01	.02
Net gains/(losses) on securities (both realized and unrealized)	(7.16)	4.22	1.36	1.17	(.76)
Total from Investment Operations	(7.16)	4.28	1.36	1.18	(.74)
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	–	(.01)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–(1)	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	(.06)	–	(.01)	–	–
Net Asset Value, End of Period	$9.29	$16.51	$12.23	$10.88	$9.70
Total Return	(43.51)%	35.00%	12.48%	12.16%	(7.09)%
Net Assets, End of Period (in thousands)	$533,329	$1,028,084	$914,349	$993,663	$1,255,023
Average Net Assets for the Period (in thousands)	$828,435	$915,092	$999,147	$1,109,908	$1,480,508
Ratio of Gross Expenses to Average Net Assets(2)(3)	1.02%(4)	1.04%	1.13%	1.04%	1.07%
Ratio of Net Expenses to Average Net Assets(2)	1.01%(4)	1.03%	1.11%	1.03%	1.07%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.13)%	0.40%	(0.30)%	0.07%	(0.37)%
Portfolio Turnover Rate	90%	57%	85%	31%	24%

*	See Note 3 in Notes to Financial Statements.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.02% and 1.01%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

92  Janus Growth Funds  October 31, 2008

Notes to Schedules of Investments

Lipper Global Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolios in shares of companies engaged in healthcare, medicine, and biotechnology.

Lipper Global Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

Morgan Stanley Capital International World Health Care IndexSM	Is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Information Technology IndexSM	Is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TM Growth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Janus Growth Funds  October 31, 2008  93

Notes to Schedules of Investments (continued)

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.
#	Loaned security; a portion or all of the security is on loan at October 31, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

°° ∞  Schedule of Fair Valued Securities (as of October 31, 2008)

		Value as a %
	Value	of Net Assets

Janus Venture Fund
Digital Domain – Private Placement	$7,291,116	1.0%
Genius Products, Inc. – expires 12/5/10	9,975	0.0%
Lantronix – expires 2/9/11	93	0.0%
Motorcar Parts of America, Inc. – expires 5/17/12	25,113	0.0%
Parent Co. (LEAPS), expires July 2009, exercise price $6.40	6,310	0.0%
Parent Co. (LEAPS), expires July 2009, exercise price $6.85	1,467	0.0%
Pokertek, Inc. – expires 4/23/12	18,234	0.0%

	$7,352,308	1.0%

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	$7,440,153	1.1%
GMP Companies, Inc. – Private Placement	1,055,092	0.2%
GMP Companies, Inc. – Promissory Note	5,956,224	0.9%
Mediquest Therapeutics – Private Placement	5,018,510	0.8%
Mediquest Therapeutics – expires 6/15/11	367,690	0.1%
Mediquest Therapeutics – expires 6/15/12	108,698	0.0%
Mediquest Therapeutics – Private Placement, 14.00%, due 3/31/09	2,585,868	0.4%
Portola Pharmaceuticals, Inc. – Private Placement	4,130,815	0.6%

	$26,663,050	4.1%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

94  Janus Growth Funds  October 31, 2008

§  Schedule of Restricted and Illiquid Securities (as of October 31, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Venture Fund
Digital Domain – Private Placement°°	7/26/07	$7,291,119	$7,291,116	1.0%
Genius Products, Inc.-expires 12/5/10°°	12/5/05	1,083,000	9,975	0.0%
Motorcar Parts of America, Inc.-expires 5/17/12°°	5/17/07	198,682	25,113	0.0%
Pokertek, Inc.-expires 4/23/12°°	4/23/07	712,613	18,234	0.0%

		$9,285,414	$7,344,438	1.0%

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement°°	12/28/04-11/8/05	$5,786,786	$7,440,153	1.1%
GMP Companies, Inc. – Private Placement°°	5/31/06-2/19/08	5,869,431	1,055,092	0.2%
Mediquest Therapeutics – Private Placement°°	5/11/06-6/15/06	5,018,510	5,018,510	0.8%
Mediquest Therapeutics - expires 6/15/11°°	5/11/06-6/15/06	–	367,690	0.1%
Mediquest Therapeutics - expires 6/15/12°°	10/12/07-5/8/08	94,066	108,698	0.0%
Mediquest Therapeutics – Private Placement, 14.0000%, due 3/31/09°°	10/12/07-5/8/08	2,645,941	2,585,868	0.4%
Portola Pharmaceuticals, Inc. – Private Placement°°	10/12/07	4,130,815	4,130,815	0.6%

		$23,545,549	$20,706,826	3.2%

The Funds have registration rights for certain restricted securities held as of October 31, 2008. The issuer incurs all registration costs.

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the fiscal year ended October 31, 2008.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/08

Janus Orion Fund
CapitalSource, Inc.	11,946,076	$165,621,381	1,039,015	$20,924,610	$(8,507,057)	$24,580,167	$142,095,370
Cypress Semiconductor Corp.*	6,704,670	148,834,470	2,055,020	41,595,529	20,555,035	–	38,304,581
Dade Behring Holdings, Inc.	–	–	6,268,506	226,736,621	255,938,341	–	–
Jones Lang LaSalle, Inc.	2,194,260	137,972,143	349,911	25,401,551	(7,716,494)	378,698	60,715,969
Neustar, Inc.	2,735,730	63,047,159	5,099,160	136,613,335	(19,134,325)	–	–
Sotheby’s Holdings, Inc. – Class A	6,946,270	184,276,996	1,341,357	38,087,248	(17,849,018)	1,504,655	52,181,740
SunPower Corp. – Class B*(1)	716,380	35,572,611	252,355	17,197,522	(6,422,248)	–	75,815,162
Trimble Navigation, Ltd.*	474,615	12,096,312	2,234,247	56,411,937	10,655,325	–	43,220,100
VistaPrint, Ltd.*	153,575	5,825,576	325,294	11,436,258	(1,110,948)	–	41,912,705

	31,871,576	$753,246,648	18,964,865	$574,404,611	$226,408,611	$26,463,520	$454,245,627

Janus Growth Funds  October 31, 2008  95

Notes to Schedules of Investments (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/08

Janus Venture Fund
Century Casinos, Inc.*	–	$–	76,955	$537,715	$(63,000)	$–	$1,741,363
Digital Domain – Private Placement*	–	–	–	–	–	–	7,291,116
Elixir Gaming Technologies, Inc.*	–	–	80,110	280,385	(270,904)	–	605,373
Genius Products, Inc.*	100,000	177,480	–	–	–	–	339,500
Health Grades, Inc.*	–	–	–	–	–	–	3,526,398
Horizon Lines, Inc. – Class A	307,575	3,395,644	–	–	–	541,909	7,647,974
Information Services Group, Inc.*	–	–	–	–	–	–	5,392,951
Intermap Technologies, Ltd.*	–	–	–	–	–	–	4,850,496
LivePerson, Inc.*	–	–	–	–	–	–	6,155,223
Megacable Holdings SAB de C.V.*	2,665,495	8,526,223	2,665,495	8,526,223	375,370	–	–
Motorcar Parts of America, Inc.*	–	–	–	–	–	–	2,672,644
NaviSite, Inc.*	488,314	2,641,430	–	–	–	–	1,852,260
NuCo2, Inc.*	–	–	803,330	22,678,317	185,345	–	–
Pokertek, Inc.*	–	–	–	–	–	–	1,013,948
Progressive Gaming International Corp.*	5,453,640	13,547,452	–	–	–	–	224,963
Sturm Ruger and Company, Inc.*	–	–	–	–	–	–	7,522,086
Think Partnership, Inc.*	–	–	–	–	–	–	437,904
UCN, Inc.*	267,110	877,456	–	–	–	–	1,739,307
Ultimate Software Group, Inc.*	–	–	156,540	1,203,525	4,383,673	–	18,782,636
Workstream, Inc. (U.S. Shares)*	–	–	400,855	2,164,337	(1,992,834)	–	220,617
Yucheng Technologies, Ltd. (U.S. Shares)*	584,990	8,414,589	–	–	–	–	7,356,699

		$37,580,274		$35,390,502	$2,617,650	$541,909	$79,373,458

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/08

Janus Global Life Sciences Fund
Achillion Pharmaceuticals, Inc.*	31,265	$42,546	45,170	$303,336	$(135,262)	$–	$1,352,776
Mediquest Therapeutics – Private Placement	–	–	–	–	–	–	5,018,510

		$42,546		$303,336	$(135,262)	$–	$6,371,286

(1)	Spun off from Cypress Semiconductor Corp. on 9/30/2008 with terms of .2743 shares for 1.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of October 31, 2008 are noted below.

Fund	Aggregate Value

Growth
Janus Fund	$1,723,585,928
Janus Enterprise Fund	46,200,741
Janus Orion Fund	733,714,962
Janus Research Fund	293,761,085
Janus Triton Fund	2,456,151
Janus Venture Fund	15,428,300
Specialty Growth
Janus Global Life Sciences Fund	152,794,652
Janus Global Technology Fund	111,496,080

96  Janus Growth Funds  October 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Fund, Janus Enterprise Fund, Janus Orion Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-eight Funds with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Orion Fund and Janus Twenty Fund, which are classified as nondiversified. The Funds are no-load investments.

Certain prior year amounts in the Statement of Changes in Net Assets for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust.

Securities Lending
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

Janus Growth Funds  October 31, 2008  97

Notes to Financial Statements (continued)

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2008, the following Fund had on loan securities valued as indicated:

Value at
Fund	October 31, 2008

Growth
Janus Venture Fund	$275,471

As of October 31, 2008, the following Fund received cash collateral for securities lending activity as indicated:

Cash Collateral at
Fund	October 31, 2008

Growth
Janus Venture Fund	$283,574

As of October 31, 2008, all cash collateral received by the following Fund that was invested is noted in the following table:

Fund	Repurchase Agreements

Growth
Janus Venture Fund	$274,689

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a

98  Janus Growth Funds  October 31, 2008

contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may utilize American-Style and European style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Janus Growth Funds  October 31, 2008  99

Notes to Financial Statements (continued)

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the fiscal year ended October 31, 2008 as indicated in the table below:

Fund	Gains/(Losses)

Growth
Janus Fund	$(16,403,369)
Janus Orion Fund	18,294,459
Janus Triton Fund	132,026
Janus Venture Fund	3,295,892
Specialty Growth
Janus Global Technology Fund	(720,989)

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended October 31, 2008 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Fund
Options outstanding at October 31, 2007	9,869	$1,103,756
Options written	266,330(1)	37,798,242
Options closed	(46,822)	(10,277,140)
Options expired	(4,156)	(437,566)
Options exercised	–	–

Options outstanding at October 31, 2008	225,221	$28,187,292

(1)	Adjusted for Petroleo Brasileiro S.A. (ADR) 2 for 1 stock split 5/8/2008

	Number of	Premiums
Put Options	Contracts	Received

Janus Fund
Options outstanding at October 31, 2007	2,660	$202,866
Options written	210,252	21,846,646
Options closed	(38,954)	(6,438,116)
Options expired	(1,143)	(33,147)
Options exercised	(1,517)	(169,719)

Options outstanding at October 31, 2008	171,298	$15,408,530

	Number of	Premiums
Call Options	Contracts	Received

Janus Orion Fund
Options outstanding at October 31, 2007	–	$–
Options written	1,681,763	172,471,148
Options closed	(1,265,027)	(113,491,591)
Options expired	(316,758)	(35,195,376)
Options exercised	(4,399)	(667,365)

Options outstanding at October 31, 2008	95,579	$23,116,816

	Number of	Premiums
Put Options	Contracts	Received

Janus Orion Fund
Options outstanding at October 31, 2007	–	$–
Options written	1,881,575	128,539,459
Options closed	(1,660,266)	(97,562,184)
Options expired	(93,545)	(6,956,276)
Options exercised	(3,113)	(678,018)

Options outstanding at October 31, 2008	124,651	$23,342,981

	Number of	Premiums
Call Options	Contracts	Received

Janus Triton Fund
Options outstanding at October 31, 2007	–	$–
Options written	1,110	209,406
Options closed	(887)	(132,026)
Options expired	–	–
Options exercised	–	–

Options outstanding at October 31, 2008	223	$77,380

100  Janus Growth Funds  October 31, 2008

	Number of	Premiums
Call Options	Contracts	Received

Janus Venture Fund
Options outstanding at October 31, 2007	–	$–
Options written	18,185	4,330,162
Options closed	(1,780)	(510,857)
Options expired	(15,405)	(3,569,305)
Options exercised	–	–

Options outstanding at October 31, 2008	1,000	$250,000

	Number of	Premiums
Put Options	Contracts	Received

Janus Venture Fund
Options outstanding at October 31, 2007	–	$–
Options written	13,407	2,385,178
Options closed	(1,000)	(185,000)
Options expired	(5,980)	(609,019)
Options exercised	(3,427)	(859,909)

Options outstanding at October 31, 2008	3,000	$731,250

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at October 31, 2007	2,091	$1,449,365
Options written	16,413	3,508,658
Options closed	(11,635)	(3,949,762)
Options expired	(5,885)	(224,276)
Options exercised	–	–

Options outstanding at October 31, 2008	984	$783,985

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at October 31, 2007	–	$–
Options written	1,760	925,704
Options closed	(1,760)	(925,704)
Options expired	–	–
Options exercised	–	–

Options outstanding at October 31, 2008	–	$–

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which a Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. As of October 31, 2008, Janus Orion Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund had deposits with brokers of $14,661,884, $1,140,947, $4,555,764, $7,596,385 and $1,636,201, respectively. The deposits represent restricted cash held as collateral in relation to short sales.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. On September 15, 2008, Lehman Brothers Holding, Inc. (Lehman) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of

Janus Growth Funds  October 31, 2008  101

Notes to Financial Statements (continued)

Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Funds to write-off Lehman foreign exchange currency gains and losses and the associated receivables and payables. The written off receivables and payables were written off from “Investments Sold” and “Investments Purchased”, respectively on the Statements of Assets and Liabilities. The written off gains and losses were written off from “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations.

The Funds utilizes foreign currency-denominated assets and forward currency contracts in which the Fund may incur losses due to changes in the market or failure of the other party to a contract to perform (counterparty risk). Like other financial transactions involving counterparties, the potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund’s risk, consist principally of cash due from counterparties and investments. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

102  Janus Growth Funds  October 31, 2008

Restricted Cash
As of October 31, 2008, Janus Fund, Janus Orion Fund, Janus Research Fund, Janus Venture Fund and Janus Global Technology Fund had restricted cash in the amounts of $154,229,575, $68,093,750, $7,770,000, $2,500,000 and $2,255,400 respectively. The restricted cash represents collateral received in relation to swap agreements and options contracts invested in by the Fund at October 31, 2008. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability.  SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts;

Janus Growth Funds  October 31, 2008  103

Notes to Financial Statements (continued)

however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Advisory Fee %

Growth
Janus Fund	0.64%
Janus Enterprise Fund	0.64%
Janus Orion Fund	0.64%
Janus Research Fund	0.64%
Janus Triton Fund	0.64%
Janus Twenty Fund	0.64%
Janus Venture Fund	0.64%
Specialty Growth
Janus Global Life Sciences Fund	0.64%
Janus Global Technology Fund	0.64%

For Janus Research Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

Janus Research Fund	Russell 1000® Growth Index

Only the base fee rate applied until February 2007 for Janus Research Fund, at which time the calculation of the performance adjustment was applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment)

The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for Janus Research Fund. No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment.

104  Janus Growth Funds  October 31, 2008

During the fiscal year ended October 31, 2008, the following Fund recorded the Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Janus Research Fund	$5,905,533

Until at least March 1, 2009, provided that Janus Capital remains investment adviser to the Fund, Janus Capital has agreed to reimburse Janus Triton Fund by the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses, (including, but not limited to, acquired fund fees and expenses) exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Each Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted average annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through financial intermediaries. The applicable fee rates were 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. Effective October 13, 2008, the rates changed to 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for each of the Funds (excluding Janus Twenty Fund and Janus Venture Fund) for transfer agent services.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of October 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2008.

For the fiscal year ended October 31, 2008, Janus Capital assumed $59,332 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $76,461 was paid by the Trust during fiscal year ended October 31, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 2.00% redemption fee may be imposed on shares of Janus Global Life Sciences Fund and Janus Global Technology Fund held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Funds for the fiscal year ended October 31, 2008 are indicated in the table below:

Fund	Redemption Fee

Janus Global Life Sciences Fund	$220,065
Janus Global Technology Fund	$228,514

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and

Janus Growth Funds  October 31, 2008  105

Notes to Financial Statements (continued)

expenses.” Custodian offsets received reduce “Custodian fees.” The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds are used to purchase shares of Janus institutional money market funds. During the fiscal year ended October 31, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/08

Janus Institutional Cash Management Fund - Institutional Shares
Growth
Janus Fund	$792,379,995	$868,237,844	$5,206,035	$100,482,143
Janus Enterprise Fund	184,910,064	209,739,485	1,878,083	–
Janus Orion Fund	756,755,638	930,245,206	4,085,147	–
Janus Research Fund	654,384,825	758,237,675	2,345,122	–
Janus Triton Fund	25,400,718	30,771,962	119,311	827,059
Janus Twenty Fund	903,851,795	609,617,001	16,325,672	722,098,836
Janus Venture Fund	51,242,857	54,803,857	24,914	–
Specialty Growth
Janus Global Life Sciences Fund	95,999,716	99,714,591	240,366	350,275
Janus Global Technology Fund	101,193,563	125,312,859	849,345	10,567,761

	$3,566,119,171	$3,686,680,480	$31,073,995	$834,326,074

Janus Institutional Money Market Fund - Institutional Shares
Growth
Janus Fund	$2,041,571,214	$1,862,603,156	$2,964,230	$263,680,252
Janus Enterprise Fund	523,397,570	528,021,821	688,254	10,006,000
Janus Orion Fund	1,991,072,959	1,876,942,959	2,027,327	114,130,000
Janus Research Fund	1,329,887,173	1,340,561,873	887,115	49,436,000
Janus Triton Fund	87,779,472	85,004,473	130,963	2,775,000
Janus Twenty Fund	2,935,643,358	2,873,947,999	8,745,296	569,076,966
Janus Venture Fund	133,026,803	130,820,803	69,724	2,206,000
Specialty Growth
Janus Global Life Sciences Fund	211,100,081	198,220,931	150,111	17,734,000
Janus Global Technology Fund	274,336,432	258,480,293	371,420	21,855,000

	$9,527,815,062	$9,154,604,308	$16,034,440	$1,050,899,218

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

106  Janus Growth Funds  October 31, 2008

	Undistributed	Undistributed		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Differences	(Depreciation)

Growth
Janus Fund	$65,041,542	$–	$(3,940,447,379)	$(473,980)	$(2,071,962,792)
Janus Enterprise Fund	–	–	(3,604,018,104)	(32,259)	(403,920,178)
Janus Orion Fund	22,003,621	–	(1,050,184,018)	(4,466,474)	(1,362,440,657)
Janus Research Fund	6,730,396	–	(4,496,418,988)	(770,679)	(1,007,646,514)
Janus Triton Fund	–	–	(5,740,739)	28,139	(48,466,704)
Janus Twenty Fund	1,410,558	–	(887,238,809)	283,853	623,980,219
Janus Venture Fund	–	–	(42,433,428)	(335,422)	(337,228,138)
Specialty Growth
Janus Global Life Sciences Fund	972,998	–	(564,535,591)	126,888	(108,294,644)
Janus Global Technology Fund	–	–	(2,336,867,481)	212,684	(190,538,168)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

The capital loss carryforward in Janus Orion Fund is subject to annual limitations under applicable tax laws and may expire unused as a result of the Janus Olympus Fund acquisition during the fiscal year ended October 31, 2006. Due to these limitations, $43,227,226 of the carryforward will not be available for use. As a result, this amount has been reclassified to paid-in capital.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2008

					Accumulated
Fund	October 31, 2009	October 31, 2010	October 31, 2011	October 31, 2016	Capital Losses

Growth
Janus Fund(1)	$(678,219,336)	$(2,692,706,418)	$(569,521,625)	$–	$(3,940,447,379)
Janus Enterprise Fund(1)	(2,387,573,344)	(1,180,687,781)	(35,756,979)	–	(3,604,018,104)
Janus Orion Fund(1)	(466,109,767)	(584,074,251)	–	–	(1,050,184,018)
Janus Research Fund	(1,556,504,638)	(2,677,021,633)	(222,598,721)	(40,293,996)	(4,496,418,988)
Janus Triton Fund	–	–	–	(5,740,739)	(5,740,739)
Janus Twenty Fund	(126,048,003)	(117,584,500)	(643,606,306)	–	(887,238,809)
Janus Venture Fund(1)	(25,161,575)	(12,580,788)	–	(4,691,065)	(42,433,428)
Specialty Growth
Janus Global Life Sciences Fund	(209,544,393)	(251,753,591)	(103,237,607)	–	(564,535,591)
Janus Global Technology Fund	(1,396,606,045)	(857,178,929)	(83,082,507)	–	(2,336,867,481)

(1)	Capital loss carryovers subject to annual limitations.

During the fiscal year ended October 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the following table:

Capital Loss
Fund	Carryover Utilized

Growth
Janus Fund	$931,316,894
Janus Enterprise Fund	344,661,844
Janus Orion Fund	660,699,446
Janus Twenty Fund	513,939,646
Specialty Growth
Janus Global Life Sciences Fund	91,818,591
Janus Global Technology Fund	76,919,749

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Janus Growth Funds  October 31, 2008  107

Notes to Financial Statements (continued)

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Growth
Janus Fund	$9,397,606,613	$563,562,740	$(2,635,525,532)
Janus Enterprise Fund	1,796,544,426	210,735,850	(614,656,028)
Janus Orion Fund	4,005,742,917	93,752,075	(1,455,983,654)
Janus Research Fund	3,617,941,325	74,878,486	(1,082,525,000)
Janus Triton Fund	171,319,312	4,750,440	(53,213,668)
Janus Twenty Fund	7,310,932,593	1,727,988,817	(1,104,008,598)
Janus Venture Fund	1,096,482,073	104,558,015	(441,733,891)
Specialty Growth
Janus Global Life Sciences Fund	750,234,989	70,346,346	(178,597,634)
Janus Global Technology Fund	735,245,809	34,626,667	(225,195,895)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Growth
Janus Fund	$62,048,009	$–	$–	$–
Janus Enterprise Fund	–	–	–	(905,586)
Janus Orion Fund	16,325,391	–	–	–
Janus Research Fund	4,260,965	–	–	–
Janus Triton Fund	12,746,421	4,285,068	30	(501,247)
Janus Twenty Fund	24,898,590	–	–	–
Janus Venture Fund	43,495,586	276,410,821	42	(7,626,092)
Specialty Growth
Janus Global Life Sciences Fund	–	–	–	–
Janus Global Technology Fund	3,730,806	–	–	(2,064,527)

For the fiscal year ended October 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Growth
Janus Fund	$38,591,845	$–	$–	$–
Janus Enterprise Fund	–	–	–	(324,160)
Janus Orion Fund	7,756,114	–	–	–
Janus Research Fund	2,946,471	–	–	–
Janus Triton Fund	239,370	1,333,033	–	–
Janus Twenty Fund	57,335,032	–	–	–
Janus Venture Fund	–	158,238,541	–	–
Specialty Growth
Janus Global Life Sciences Fund	–	–	–	(2,426,926)
Janus Global Technology Fund	–	–	–	–

108  Janus Growth Funds  October 31, 2008

4.	Capital Share Transactions

For each fiscal year ended October 31	Janus Fund		Janus Enterprise Fund		Janus Orion Fund		Janus Research Fund		Janus Triton Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Transactions in Fund Shares:
Shares sold	51,312	41,962	12,080	7,478	126,802	102,438	30,440	25,694	8,878	4,172
Reinvested dividends and distributions	1,905	1,317	-	-	1,261	763	132	112	1,166	113
Shares repurchased	(70,606)	(64,516)	(10,547)	(8,075)	(132,761)	(62,559)	(44,621)	(30,052)	(5,095)	(3,972)
Net Increase/(Decrease) in Fund Shares	(17,389)	(21,237)	1,533	(597)	(4,698)	40,642	(14,049)	(4,246)	4,949	313
Shares Outstanding, Beginning of Period	387,340	408,577	37,601	39,198	382,370	341,728	156,011	160,257	8,867	8,554
Shares Outstanding, End of Period	369,951	387,340	39,134	37,601	377,672	382,370	141,962	156,011	13,816	8,867

For each fiscal year ended October 31	Janus Twenty Fund		Janus Venture Fund		Janus Global Life Sciences Fund		Janus Global Technology Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007	2008	2007

Transactions in Fund Shares:
Shares sold	14,515	9,915	638	713	5,529	1,518	5,922	4,803
Reinvested dividends and distributions	339	1,014	5,473	2,441	-	-	239	-
Shares repurchased	(20,082)	(21,025)	(2,898)	(2,118)	(5,868)	(12,952)	(11,039)	(17,295)
Net Increase/(Decrease) in Fund Shares	(5,228)	(10,096)	3,213	1,036	(339)	(11,434)	(4,878)	(12,492)
Shares Outstanding, Beginning of Period	170,940	181,036	22,306	21,270	37,064	48,498	62,281	74,773
Shares Outstanding, End of Period	165,712	170,940	25,519	22,306	36,725	37,064	57,403	62,281

5.	Purchases and Sales of Investment Securities

For the fiscal year ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Growth
Janus Fund	$10,162,043,417	$10,798,157,657	$–	$–
Janus Enterprise Fund	1,527,699,031	1,343,313,025	–	–
Janus Orion Fund	6,117,890,548	6,126,367,559	–	–
Janus Research Fund	4,099,257,835	4,295,457,220	–	–
Janus Triton Fund	174,013,945	119,890,734	–	–
Janus Twenty Fund	4,558,933,268	4,962,979,881	–	–
Janus Venture Fund	390,347,892	519,493,977	–	–
Specialty Growth
Janus Global Life Sciences Fund	663,345,195	670,412,471	–	–
Janus Global Technology Fund	716,066,137	758,119,972	–	–

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including

Janus Growth Funds  October 31, 2008  109

Notes to Financial Statements (continued)

ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

110  Janus Growth Funds  October 31, 2008

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Enterprise Fund, Janus Orion Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (nine of the portfolios constituting the Janus Investment Fund, hereafter referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

December 19, 2008
Denver, Colorado

Janus Growth Funds  October 31, 2008  111

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

112  Janus Growth Funds  October 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2008. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Growth Funds  October 31, 2008  113

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

114  Janus Growth Funds  October 31, 2008

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Growth Funds  October 31, 2008  115

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2008:

Capital Gain Distributions

Fund

Growth
Janus Triton Fund	4,285,068
Janus Venture Fund	276,410,821

Dividends Received Deduction Percentage

Fund

Growth
Janus Fund	100%
Janus Orion Fund	71%
Janus Research Fund	100%
Janus Twenty Fund	100%
Specialty Growth
Janus Global Life Sciences Fund	100%

Qualified Dividend Income

Fund

Growth
Janus Fund	100%
Janus Orion Fund	94%
Janus Research Fund	100%
Janus Twenty Fund	100%
Specialty Growth
Janus Global Life Sciences Fund	100%

116  Janus Growth Funds  October 31, 2008

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Aspen Series. Collectively, these three registered investment companies consist of 73 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios/ Funds
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with Funds	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	73	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	73	Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Janus Growth Funds  October 31, 2008  117

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios/ Funds
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with Funds	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002- 2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

*	Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 89 funds.

118  Janus Growth Funds  October 31, 2008

OFFICERS

		Term of Office*	Principal Occupations
Name, Address, and Age	Positions Held with Funds	and Length of Time Served	During the Past Five Years

Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Portfolio Manager Janus Global Life Sciences Fund	5/07-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts.

William Bales 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Janus Venture Fund	2/97-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Fund	11/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2002-2007) for Janus Enterprise Fund and Vice President (1998-2006) of Janus Capital.

Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Enterprise Fund	11/07-Present	Vice President of Janus Capital. Formerly, Assistant Portfolio Manager (2004-2007) for Janus Enterprise Fund and Janus Olympus Fund (2003-2004), and Analyst (1999-2007) for Janus Capital.

John Eisinger 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Orion Fund	1/08-Present	Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2003-2007) for Janus Capital.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Research Fund	2/06-Present	Vice President and Director of Research of Janus Capital. Formerly, Portfolio Manager (1992-2002) for Janus Enterprise Fund.

Chad Meade 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Triton Fund	6/06-Present	Research Analyst of Janus Capital. Formerly, Analyst for Goldman Sachs’ Global Investment Research Team.

Daniel Riff 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Fund	11/07-Present	Portfolio manager for other Janus accounts. Formerly, Analyst (2003-2007) for Janus Capital.

Ron Sachs 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Portfolio Manager Janus Twenty Fund	1/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2000-2007) for Janus Orion Fund and Portfolio Manager (2005-2006) for Janus Triton Fund.

Brian A. Schaub 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Triton Fund	6/06-Present	Portfolio Manager for other Janus accounts and Research Analyst of Janus Capital.

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Portfolio Manager Janus Global Technology Fund	2/06-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2000-2004) for Lincoln Equity Management.

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Growth Funds  October 31, 2008  119

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

		Term of Office*	Principal Occupations
Name, Address, and Age	Positions Held with Funds	and Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of INTECH Investment Management LLC. Formerly, Chief Compliance Officer of INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

120  Janus Growth Funds  October 31, 2008

Notes

Janus Growth Funds  October 31, 2008  121

Janus provides access to a wide range of investment disciplines.

Asset Allocation
Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-3713

Funds distributed by Janus Distributors LLC (10/08)

C-1108-241	111-02-105 12-08

2008 Annual Report

Janus	Core, Risk-Managed and Value Funds

Core
Janus Balanced Fund
Janus Contrarian Fund
Janus Fundamental Equity Fund
Janus Growth and Income Fund
Risk-Managed
INTECH Risk-Managed Stock Fund
Value
Janus Mid Cap Value Fund
Janus Small Cap Value Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Core, Risk-Managed and Value Funds

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Fund Report	4
Management Commentaries and Schedules of Investments
Janus Balanced Fund	5
Janus Contrarian Fund	17
Janus Fundamental Equity Fund	27
Janus Growth and Income Fund	35
INTECH Risk-Managed Stock Fund	44
Janus Mid Cap Value Fund	54
Janus Small Cap Value Fund	65
Statements of Assets and Liabilities	74
Statements of Operations	76
Statements of Changes in Net Assets	78
Financial Highlights	81
Notes to Schedules of Investments	86
Notes to Financial Statements	89
Report of Independent Registered Public Accounting Firm	104
Additional Information	105
Explanations of Charts, Tables and Financial Statements	106
Designation Requirements	109
Trustees and Officers	110

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment in Janus funds. While recent market events have no doubt been difficult, we are staying true to our time-tested investment process and research-driven philosophy. We believe that having a disciplined, long-term investment approach can help asset managers like Janus, and investors, weather turbulent market and economic conditions.

Major Market Themes

As we write this year’s annual letter, the extreme volatility in global financial markets experienced over the past several months continues to persist amid uncertainty surrounding the global economic picture. Turmoil resulting from the year-long credit crisis and recession fears characterized U.S. equity markets during the 12-month period ending October 31, 2008. U.S. stock prices began the period modestly lower, but as the stresses in the credit markets grew, so did negative sentiment and volatility. In mid-September, the full weight of the credit crisis seized the global financial markets as Lehman Brothers was forced into bankruptcy. Other long-standing financial institutions also fell victim to the downward cycle, leaving many of them reluctant to extend any amount of credit to businesses and consumers. This helped fuel the crisis of confidence that spread through the markets and led to a dramatic equity market sell-off during September and October. The S&P 500® Index reached its lowest level since 2003 on October 27th. In response, the U.S. Treasury and U.S. Federal Reserve, along with other central banks around the world, took unprecedented steps to support markets and global financial institutions.

The number of moves initiated by the U.S. government included implementing the Troubled Asset Relief Program (TARP), engaging in monetary policy easing, insuring certain money market holdings for a period of time, injecting capital in financial institutions and providing a backstop for mortgage lenders Fannie Mae and Freddie Mac. All of these moves were an attempt to restore confidence in capital markets.

Despite these actions, most major U.S. indices were down over 30% during the 12-month period, ending October 31, 2008, with value performing slightly better than growth and small caps outperforming large caps. The financials sector was the worst performing group due to billions of dollars of write-downs and recapitalization efforts, as well as investor concerns of more bank failures. The materials sector also performed poorly, as dramatic spikes in commodity prices earlier in the year were matched by equally steep declines late in the summer and into the fall. This sharp decline in commodity prices, particularly oil prices, has helped ease concerns about inflation. While we believe this will be favorable for the economy over the long term, in the short term it reflects a decrease in consumer and industrial demand for oil, which exacerbates the market’s fear about the slowing economy. Consumer staples and health care were the best performing sectors, which is not particularly surprising given their historically defensive characteristics. As the period came to a close, concerns over credit availability, stability of the financial markets as well as the impact on economic activity from the credit crisis continued to weigh heavily on investors.

Long-Term Relative Performance Continued to be Strong

Despite the challenging market conditions, we have stayed true to our disciplined, long-term investment approach. And while our short-term performance has suffered, our long-term results generally remained strong relative to our peers. For the one-year period ended October 31, 2008, 54% of Janus retail funds ranked within Lipper’s top two quartiles based upon total returns. Looking longer-term, 78% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 81% ranked in Lipper’s top two quartiles for the five-year period ended October 31, 2008. (See complete rankings on page 3.)

Investment Team Depth

Throughout this challenging period, we have continued to expand our investment team capabilities, particularly our research analyst bench. In 2008, Janus added six new equity research analysts, nine equity junior analysts and seven research associates to the team. We believe their expertise and our strong research commitment will continue to position us well to gain the unique insight that is at the core of our investment process.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  1

Continued

Outlook

As our investment team works diligently to find the best ideas, we keep in mind that the market is a discounting mechanism that largely reflects expectations of the future. As such, we could see the markets improve before the economic data reflects the signs of a recovery. Conversely, we have often seen markets begin to decline prior to a peak in economic activity. On that note, we believe encouraging signs were emerging late in the period. We think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Additionally, valuations across many markets have reached what we consider to be attractive levels. More specifically, our research has uncovered many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. We also believe there is significant cash sitting on the sidelines in money market funds and bank deposits that will likely return to the market once it begins to show signs of a recovery.

In closing, our long-term investment approach has not fundamentally changed for the past 39 years. We believe in our core research philosophy, but are adapting to the current market environment. We are reviewing the balance sheets of companies with more scrutiny given the overwhelming market focus on liquidity. We are also leveraging our fundamental research efforts through increased end market surveys to help us gain unique investment insight. We believe there are opportunities to be uncovered in markets like these. And we believe our research process will lead us to these opportunities.

We sincerely appreciate your continued investment in Janus funds. We recognize the confidence that you have placed in us and we continue in our quest to deliver strong, consistent fund performance to you, our investors. We believe that our commitment to research and our long-term investment approach will help us navigate through the current market cycle.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of October 2008 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

2  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 10/31/08

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund (Inception Date)

Janus Fund (2/70)	Large-Cap Growth Funds	63	491/784	28	189/674	52	288/559	45	119/267	15	3/19	63	493/789

Janus Enterprise Fund(1)(9/92)	Mid-Cap Growth Funds	28	167/611	16	83/532	6	25/425	57	110/195	30	14/47	28	166/608

Janus Orion Fund (6/00)	Multi-Cap Growth Funds	93	467/502	9	33/384	4	11/327	N/A	N/A	26	53/208	94	486/518

Janus Research Fund(1) (5/93)	Large-Cap Growth Funds	88	690/784	33	219/674	14	78/559	11	27/267	4	3/82	37	257/694

Janus Triton Fund(1)(2/05)	Small-Cap Growth Funds	40	235/594	6	27/494	N/A	N/A	N/A	N/A	3	10/463	5	22/530

Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	49	378/784	1	3/674	1	2/559	9	22/267	6	2/38	69	559/818

Janus Venture Fund* (4/85)	Small-Cap Growth Funds	98	582/594	58	286/494	47	187/399	50	98/196	19	2/10	41	123/299

Janus Global Life Sciences Fund (12/98)	Global Health/Biotechnology Funds	25	15/60	40	22/54	10	5/49	N/A	N/A	32	5/15	15	9/60

Janus Global Technology Fund (12/98)	Global Science & Technology Funds	27	25/95	35	31/90	48	38/79	N/A	N/A	21	5/23	40	36/90

Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	7	34/509	3	10/375	7	17/257	5	6/143	4	1/28	2	4/353

Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	94	747/799	6	37/642	1	3/455	N/A	N/A	13	29/233	13	29/233

Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	92	821/893	74	560/763	27	171/641	9	28/347	4	8/222	90	777/867

Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	96	852/893	91	689/763	61	386/641	21	70/347	10	8/84	93	803/867

INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	19	145/799	41	258/642	14	60/455	N/A	N/A	22	89/422	22	89/422

Janus Mid Cap Value Fund – Inv(1)(2) (8/98)	Mid-Cap Value Funds	5	16/362	2	3/280	3	6/213	3	2/75	4	2/65	4	2/65

Janus Small Cap Value Fund – Inv*(2) (10/87)	Small-Cap Core Funds	1	2/779	5	31/626	11	53/486	16	32/204	7	8/123	7	8/123

Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	11	60/568	8	34/467	11	43/397	15	30/199	10	2/20	13	68/538

Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	18	82/462	16	59/389	22	71/336	12	20/180	7	6/97	18	60/338

Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	5	13/261	4	8/211	4	7/175	10	8/84	16	4/24	7	18/259

Janus Global Opportunities Fund(1) (6/01)	Global Funds	50	232/465	52	182/355	74	210/283	N/A	N/A	19	39/205	19	39/205

Janus Global Research Fund(1)(2/05)	Global Funds	75	348/465	28	99/355	N/A	N/A	N/A	N/A	8	23/321	8	23/321

Janus Overseas Fund*(1) (5/94)	International Funds	88	1014/1153	1	8/843	1	5/696	6	21/350	2	2/107	1	5/664

Janus Worldwide Fund(1) (5/91)	Global Funds	81	374/465	80	282/355	95	268/283	88	115/131	36	6/16	88	261/296

Janus Smart Portfolio – Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	82	544/666	N/A	N/A	N/A	N/A	N/A	N/A	17	91/555	17	91/555

Janus Smart Portfolio – Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	54	274/509	N/A	N/A	N/A	N/A	N/A	N/A	13	48/386	13	48/386

Janus Smart Portfolio – Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	44	196/451	N/A	N/A	N/A	N/A	N/A	N/A	10	34/340	10	34/340

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)	Rating is for the Investor Share class only; other classes may have different performance characteristics.

*	Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including redemption fees, where applicable (and any related exchange fees), and (2) ongoing costs, including management fees, administrative services fees (where applicable) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2008 to October 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

By written agreement, Janus Capital Management LLC (“Janus Capital”) has agreed to waive the transfer agency fees payable to certain limits for the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund until at least March 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Janus Balanced Fund (unaudited)	Ticker: JABAX

Fund Snapshot
The fund combines the growth potential of stocks with the balance of bonds.

Marc Pinto
co-portfolio manager

Gibson Smith
co-portfolio manager

Performance Overview

Janus Balanced Fund returned -19.34% for the 12-month period ended October 31, 2008, compared with a -21.69% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund’s primary benchmark, and a 45% weighting in the Barclays Government/Credit Index, the Fund’s other secondary benchmark, which returned -36.10% and -1.06%, respectively.

Economic Overview

Turmoil, resulting from the year-old credit crisis and recession fears, characterized financial markets during the 12-month period ending October 31, 2008. U.S. stock prices began the period modestly lower, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth, along with inflation worries weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global financial markets as Lehman Brothers was forced into bankruptcy. The deleveraging process resulted in a vicious downward cycle during the early fall and led to the demise of several long-standing, venerable financial institutions. This gave rise to the crisis of confidence that pervaded the markets and led to a dramatic equity market sell-off during September and October. The S&P 500® Index reached its lowest level since 2003. In response to the financial market turmoil, the U.S. Treasury and U.S. Federal Reserve, along with other central banks around the world took unprecedented steps to support markets and global financial institutions.

Most major U.S. indices were down over 30% during the period, with value performing marginally better than growth and small caps outperforming large caps. Unsurprisingly, the financials sector was the worst performing group due to billions of dollars of write-downs and recapitalization efforts, as well as investor concerns of more bank failures, all of which created a negative backdrop for that sector during the first half of the period. The materials sector also performed poorly, as dramatic spikes in commodity prices earlier in the year were matched by equally steep declines late in the summer and into the fall, as inflationary concerns abated and recession worries rose over slowing demand.

Investors sought stability by buying three-month T-bills, which pushed bond equivalent yields 354 basis points (bps) lower to 0.38%. Intermediate government bonds had the best return followed by short-term government bonds. The two-year Treasury yield fell 238 bps, while the yield on the 10-year Treasury declined 51 bps, resulting in a steepening of the yield curve. Due largely to a lack of liquidity (i.e. fewer investors willing to lend), high-yield spreads spiked to their highest levels late in the period, widening 1,058 bps to 1,479 bps over comparable Treasuries and surpassing the levels recorded in the last recession of 2002, to easily make it the worst-performing sector. Investment grade corporate bonds also performed poorly with yields approximating the average historic level for high-yield bonds – approximately 5% over Treasuries – and levels not seen for investment grade debt since the late 1930s. During the period, the spreads on intermediate investment grade corporate bonds increased 399 bps. Credit spreads in general finished off their highest levels, but concerns over the lingering effects of the credit crisis, namely credit contraction and slower economic activity remained as the period came to a close.

Lowering Equity Exposure Aided Relative Performance

The Fund’s performance during this challenging period reflected both our conservative investment philosophy and our dynamic asset allocation strategy, as our equity and fixed-income teams worked together to determine what we believe to be the optimal balance between stocks and bonds. During this period, our concerns over whether risk was being correctly priced in the stock market led us to reduce our allocation to equities, which were weighted about equal with fixed-income holdings by the end of July. We reduced our equity exposure to 42.56% by the end of October.

Underweight in Credits Bolstered Fixed Income Performance

Performance on the fixed-income side of the portfolio benefited from a significant underweighting in credits as well as hard-hit industries within credits such as financials

Janus Core, Risk-Managed and Value Funds  October 31, 2008  5

Janus Balanced Fund (unaudited)

and energy. Other contributors included an overweight in Treasury bonds and a modest exposure to mortgage-backed securities, which rebounded late in the period and are not in the Barclays Government/Credit Index.

Select Materials Holdings Boosted Equity Returns

The equity portion of the portfolio performed in line with the S&P 500® Index, as strong performance early in the period was offset by weak performance late in the period. Our holdings within materials and a significant underweight in financials benefited performance. Two of the Fund’s top three equity holdings were in materials led by Potash Corporation of Saskatchewan, Inc., a fertilizer company that benefited from growing demand for productive farmland, the limited global supply of potash and the company’s resulting pricing power. While we believed that Potash Corporation’s revenue outlook remained favorable, we trimmed our position in the stock to more accurately reflect our view of the company’s risk/reward profile. Our trimming was timely, because the stock subsequently fell as commodity prices declined late in the period.

Also within the materials sector, Swiss-based Syngenta, a leader in crop protection, reported strong results early in the period driven by demand in Latin America. We trimmed the position following its strong performance during the first half of the period, then exited the position as the stock was impacted by declining commodity prices. Another top contributor was Canada-based Suncor, a leader in oil-sands mining that also posted gains in reaction to higher oil prices during the first half of the period. We trimmed the position to harvest gains and subsequently exited the holding as energy prices declined during the summer and into the fall.

Underweight in Agency Debt Weighed on Fixed Income

The largest detractor for the fixed income portion of the portfolio was our significant underweight in agency/government debt particularly during the first half of the period. We favored Treasuries over agencies for providing the best protection from market uncertainty.

In terms of credits, our main detractors were investment banks Morgan Stanley and Goldman Sachs. Both were hurt by the market’s lack of faith in investment banks. Even though these companies demonstrated relative strength throughout the crisis, the performance of the entire financial sector was hit hard as questions of bank liquidity and solvency continued to arise. We exited both positions due to uncertainty within the financial systems.

Select Consumer Equity Holdings Detracted

Our equity holdings in consumer discretionary and consumer staples detracted the most from our relative performance. Within consumer staples, Belgium-brewer InBev declined after experiencing rising input costs and competitive pricing the last few quarters. In addition, investors became concerned that the company’s proposed merger with Anheuser Busch may dilute returns. We are watching closely as the deal plays out and expect InBev’s management team to continue to focus on returns on invested capital regardless of the outcome.

The largest individual detractor was Fannie Mae. We sold our holdings based on the expectation that if agency debt spreads widen out dramatically the government would be forced to step in to protect the national housing market at which point the equity would be at zero or near zero; this occurred in September. Our view was that Fannie Mae and Freddie Mac were suffering from a crisis of confidence.

Another key detractor was data storage company EMC, which struggled as VMware (of which EMC owns 80%) offered conservative guidance during the first half of the period. Longer term, we view VMware’s competitive position to be solid. That, coupled with the fact EMC’s core data storage business had been performing well led us to add to our position.

Outlook

There is little question that markets are suffering from a crisis of confidence. The plans currently being executed by the U.S. and governments around the globe continue to evolve. On the positive side, we are seeing considerable coordination of efforts by various segments of the public and private sectors, which we believe is a necessary precursor to restoring confidence in the markets. However, there is still significant uncertainty surrounding what final form these plans will take and that uncertainty has been a large driver of the continued volatility in the financial markets. Declines in consumer confidence and consumption and weak employment have also weighed on market sentiment. While credit conditions have improved somewhat, investor confidence has remained quite low.

We think governments worldwide must continue their efforts to restore confidence in the markets. One potential method would be for central banks to again lower interest rates in an effort to make short-term rates unattractive and spur investment in longer-term vehicles. Another approach may

6  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

be to initiate further stimulus packages. There has been talk in Congress of a second stimulus package in the U.S. The amount, form, timing and likely impact of a U.S. package are still in question. In our view, however, a package would go a long way toward restoring confidence. Ultimately, governments around the world will need to allow some time for the various programs put in place to be implemented and to start working.

Valuations across many markets were at attractive levels at the end of the period. More specifically, our research found many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. In addition, we believe there is significant cash sitting on the sidelines in money market funds and bank deposits. While we can’t predict how long it will take for the financial markets to emerge from this crisis nor when this cash might be put to work, we were seeing signs that the funding and credit markets were functioning again. LIBOR rates and swap spreads have been declining since the global intervention, suggesting some stability in the inter-bank lending market. Given this, we believe the seeds are being sown for a longer-term recovery.

Thank you for investing in Janus Balanced Fund.

Janus Balanced Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.08%
Syngenta A.G.	0.68%
Suncor Energy, Inc.	0.20%
Morgan Stanley Co.	0.05%
Union Pacific Corp.	0.04%

5 Bottom Performers – Holdings

Contribution

Fannie Mae	-1.90%
EMC Corp.	-1.65%
InBev N.V.	-1.60%
ConocoPhillips	-1.59%
SLM Corp.	-1.40%

5 Top Performers – Sectors

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Materials	1.27%	7.69%	3.53%
Utilities	0.00%	0.00%	3.68%
Telecommunication Services	-0.17%	0.22%	3.36%
Energy	-2.85%	11.07%	13.43%
Health Care	-3.36%	12.91%	12.29%

5 Bottom Performers – Sectors

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Consumer Discretionary	-7.36%	11.72%	8.54%
Information Technology	-7.03%	16.05%	16.23%
Industrials	-6.46%	12.06%	11.53%
Consumer Staples	-5.51%	22.87%	10.99%
Financials	-5.20%	5.40%	16.43%

Janus Core, Risk-Managed and Value Funds  October 31, 2008  7

Janus Balanced Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

Roche Holding A.G. Medical – Drugs	2.6%
Nestle S.A. Food – Miscellaneous/Diversified	1.9%
ConocoPhillips Oil Companies – Integrated	1.8%
Reckitt Benckiser PLC Soap and Cleaning Preparations	1.8%
CVS/Caremark Corp. Retail – Drug Store	1.6%

9.7%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 0.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

8  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Balanced Fund	–19.34%	4.04%	5.15%	9.26%	0.79%

S&P 500® Index	–36.10%	0.26%	0.40%	7.40%

Barclays Government/Credit Index	–1.06%	3.08%	4.81%	5.92%

Balanced Index	–21.69%	1.73%	2.69%	7.03%

Lipper Quartile	1st	1st	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Moderate Funds	34/509	17/257	6/143	1/28

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  9

Janus Balanced Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$820.70	$3.66

Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.06

†	Expenses are equal to the annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Janus Balanced Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Common Stock – 42.1%
Advertising Sales – 0.1%
220,935	Lamar Advertising Co. – Class A*	$3,351,584
Aerospace and Defense – 1.0%
1,290,270	BAE Systems PLC**	7,247,223
147,295	Boeing Co.	7,699,110
390,970	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	8,179,092
		23,125,425
Agricultural Chemicals – 1.7%
77,775	Monsanto Co.	6,920,420
110,670	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	9,435,724
669,515	Syngenta A.G. (ADR)**	25,026,470
		41,382,614
Apparel Manufacturers – 0.6%
2,347,480	Esprit Holdings, Ltd.	13,179,007
Applications Software – 0.6%
129,635	Citrix Systems, Inc.*	3,340,694
513,915	Microsoft Corp.	11,475,722
		14,816,416
Athletic Footwear – 0.6%
258,555	NIKE, Inc. – Class B	14,900,525
Automotive – Cars and Light Trucks – 0.1%
134,429	BMW A.G.**	3,483,664
Beverages – Non-Alcoholic – 0.3%
179,380	Coca-Cola Co.	7,903,483
Brewery – 1.3%
788,090	InBev N.V.**	31,770,504
Building Products – Air and Heating – 0.3%
303,535	Daikin Industries, Ltd.**	6,823,223
Cable Television – 0.1%
81,879	DIRECTV Group, Inc.*	1,792,331
Casino Hotels – 0.8%
1,209,201	Crown, Ltd.	5,407,249
535,804	MGM Mirage*	8,819,334
81,080	Wynn Resorts, Ltd.*	4,897,232
		19,123,815
Commercial Services – Finance – 0.5%
154,380	Visa, Inc. A-Shares	8,544,933
249,370	Western Union Co.	3,805,386
		12,350,319
Computers – 1.3%
207,455	Apple, Inc.*	22,320,084
156,975	Research In Motion, Ltd. (U.S. Shares)*	7,916,249
		30,236,333
Computers – Memory Devices – 1.0%
1,942,900	EMC Corp.*	22,887,362
Cosmetics and Toiletries – 1.4%
715,780	Avon Products, Inc.	17,772,818
256,715	Colgate-Palmolive Co.	16,111,433
		33,884,251
Diversified Operations – 1.6%
2,141,580	China Merchants Holdings International Company, Ltd.	5,064,023
369,904	Danaher Corp.	21,913,112
4,063,815	Melco International Development, Ltd.	721,045
157,745	Siemens A.G.**	9,639,804
		37,337,984
E-Commerce/Services – 0.2%
249,405	eBay, Inc.*	3,808,414
219,795	Liberty Media Corp. – Interactive – Class A*	1,072,600
		4,881,014
Electric Products – Miscellaneous – 0.3%
233,315	Emerson Electric Co.	7,636,400
Electronic Connectors – 0.2%
129,635	Amphenol Corp. – Class A	3,714,043
Enterprise Software/Services – 1.6%
2,025,720	Oracle Corp.*	37,050,419
Finance – Investment Bankers/Brokers – 0.6%
64,870	Credit Suisse Group (ADR)**	2,426,138
51,895	Goldman Sachs Group, Inc.	4,800,288
354,045	Morgan Stanley Co.	6,185,166
		13,411,592
Food – Miscellaneous/Diversified – 1.9%
1,167,185	Nestle S.A.**	45,511,939
Hotels and Motels – 0.5%
555,225	Starwood Hotels & Resorts Worldwide, Inc.	12,514,772
Industrial Gases – 0.2%
90,735	Praxair, Inc.	5,911,385
Machinery – General Industrial – 0.2%
14,483,170	Shanghai Electric Group Company, Ltd.*	4,273,208
Medical – Biomedical and Genetic – 1.6%
179,100	Celgene Corp.*	11,508,966
584,220	Gilead Sciences, Inc.*	26,786,487
		38,295,453
Medical – Drugs – 4.7%
287,155	Allergan, Inc.	11,391,439
652,640	Bristol-Myers Squibb Co.	13,411,752
512,225	Merck & Company, Inc.	15,853,364
404,643	Roche Holding A.G.**	61,958,365
24,710	Roche Holdings, A.G. (ADR)**	1,873,018
173,845	Wyeth	5,594,332
		110,082,270
Medical – HMO – 1.0%
124,685	Coventry Health Care, Inc.*	1,644,595
885,255	UnitedHealth Group, Inc.	21,007,101
		22,651,696
Medical Instruments – 0.2%
105,250	Medtronic, Inc.	4,244,733
Medical Products – 0.2%
129,735	Covidien, Ltd.	5,745,963
Networking Products – 0.4%
503,560	Cisco Systems, Inc.*	8,948,261

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  11

Janus Balanced Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – 1.2%
582,025	EnCana Corp. (U.S. Shares)	$29,630,893
Oil Companies – Integrated – 3.1%
833,215	ConocoPhillips	43,343,843
479,875	Hess Corp.	28,893,274
		72,237,117
Optical Supplies – 0.2%
44,800	Alcon, Inc. (U.S. Shares)**	3,947,776
Power Converters and Power Supply Equipment – 0.2%
310,003	Suntech Power Holdings Company, Ltd. (ADR)*,#	5,425,053
Retail – Apparel and Shoe – 0.2%
249,370	Nordstrom, Inc.	4,511,103
Retail – Consumer Electronics – 0.4%
167,395	Yamada Denki Company, Ltd.**	9,072,925
Retail – Drug Store – 1.6%
1,217,832	CVS/Caremark Corp.	37,326,551
Retail – Jewelry – 0.1%
96,135	Tiffany & Co.	2,638,906
Retail – Restaurants – 0.4%
151,990	McDonald’s Corp.	8,804,781
Soap and Cleaning Preparations – 1.8%
994,295	Reckitt Benckiser PLC**	41,782,690
Telecommunication Equipment – 0%
1,038	Nortel Networks Corp. (U.S. Shares)*	1,298
Telecommunication Equipment – Fiber Optics – 0.7%
1,433,190	Corning, Inc.	15,521,448
Tobacco – 3.0%
1,798,295	Altria Group, Inc.	34,509,281
841,930	Philip Morris International, Inc.	36,598,696
		71,107,977
Transportation – Railroad – 1.4%
501,394	Canadian National Railway Co. (U.S. Shares)	21,690,304
188,480	Union Pacific Corp.	12,584,810
		34,275,114
Web Portals/Internet Service Providers – 0.2%
12,980	Google, Inc. – Class A*	4,664,493
Wireless Equipment – 0.5%
336,405	QUALCOMM, Inc.	12,870,855

Total Common Stock (cost $1,148,532,688)		997,040,968

Preferred Stock – 0.2%
Food – Miscellaneous/Diversified – 0.1%
16	Heinz (H.J.) Co., 8.0000% (144A)	1,581,000
Metal – Diversified – 0.1%
50,375	Freeport-McMoRan Copper & Gold, Inc. convertible 6.7500%	2,457,293

Total Preferred Stock (cost $3,986,768)		4,038,293

Corporate Bonds – 13.6%
Agricultural Chemicals – 0%
$990,000	Mosaic Co.,6.2500% due 12/4/16 (144A)	864,538
Beverages – Non-Alcoholic – 0.6%
$2,592,000	PepsiCo, Inc., 7.9000% due 11/1/18	2,734,591
6,441,000	Dr. Pepper Snapple Group, 6.1200% due 5/1/13 (144A)	6,044,563
2,359,000	Dr. Pepper Snapple Group, 6.8200% due 5/1/18 (144A)	2,065,368
2,872,000	Dr. Pepper Snapple Group, 7.4500% due 5/1/38 (144A)	2,325,372
		13,169,894
Cable Television – 0.8%
2,684,000	Comcast Corp., 6.3000%, due 11/15/17	2,319,464
2,332,000	Comcast Corp., 5.7000%, due 5/15/18	1,926,873
2,332,000	Comcast Corp., 6.4000% due 5/15/38	1,783,609
1,161,000	Cox Communications, Inc., 6.9500% due 6/1/38 (144A)	872,868
5,190,000	Time Warner Cable, Inc., 6.7500% due 7/1/18	4,451,318
8,048,000	Time Warner Cable, Inc., 7.3000% due 7/1/38	6,733,625
		18,087,757
Cellular Telecommunications – 0.2%
5,670,000	Rogers Communications, 6.3750% due 3/1/14	5,062,998
Chemicals – Diversified – 0.1%
2,795,000	E.I. DU Pont De Nemours, 5.0000% due 7/15/13	2,668,736
Coal – 0.1%
2,857,000	Arch Western Finance, 6.7500% due7/1/13	2,399,880
Commercial Banks – 0.7%
11,434,000	Credit Suisse New York, 5.0000% due 5/15/13**	10,311,764
6,090,000	U.S. Bank, 5.7000% due 12/15/08	6,107,856
		16,419,620
Computer Services – 0.1%
1,158,000	SunGard Data Systems, Inc., 9.1250% due8/15/13	961,140
1,158,000	SunGard Data Systems, Inc., 10.2500% due 8/15/15	810,600
		1,771,740
Consumer Products – Miscellaneous – 0.2%
777,000	Kimberly-Clark Corp., 7.5000% due 11/1/18	788,991
1,391,000	Clorox Co., 5.0000% due 3/1/13	1,275,516
2,988,000	Clorox Co., 5.9500% due 10/15/17	2,661,329
		4,725,836
Cosmetics and Toiletries – 0.1%
1,816,000	Estee Lauder Companies, Inc., 7.7500% due 11/1/13	1,844,379

See Notes to Schedules of Investments and Financial Statements.

12  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Data Processing and Management – 0.2%
$2,517,000	Fiserv, Inc., 6.1250% due 11/20/12	$2,216,450
2,517,000	Fiserv, Inc., 6.8000% due 11/20/17	1,923,142
		4,139,592
Diversified Operations – 0.8%
2,333,000	Morgan Stanley, 6.7500% due 4/15/11	2,176,971
10,798,000	3M Co., 4.3750% due 8/15/13	10,640,425
3,383,000	Dover Corp., 5.4500% due 3/15/18	3,074,579
1,691,000	Dover Corp., 6.6000% due 3/15/38	1,537,099
2,453,000	Eaton Corp., 4.9000% due 5/15/13	2,276,607
		19,705,681
Electric – Distribution – 0.1%
2,597,000	Midamerican Energy Holdings, 5.9500% due 5/15/37	1,857,221
Electric – Generation – 0.2%
2,845,000	Allegheny Energy Supply, 8.2500% due 4/15/12 (144A)	2,603,175
1,232,000	Edison Mission Energy, 7.0000% due 5/15/17	974,820
		3,577,995
Electric – Integrated – 2.1%
2,596,000	Midamerican Energy Holdings, 6.5000% due 9/15/37	2,004,860
5,183,000	PG&E Corp., 8.2500% due 10/15/18	5,276,350
1,376,000	Centerpoint Energy, Inc., 6.5000% due 5/1/18	1,041,252
5,689,000	CMS Energy Corp., 6.3000% due 2/1/12	5,078,957
1,688,000	Consumers Energy Co., 5.6500% due 9/15/18	1,334,178
1,337,000	Duke Energy Carolinas, 5.1000% due 4/15/18	1,164,955
1,874,000	Duke Energy Carolinas, 6.0500% due 4/15/38	1,580,646
4,280,000	Oncor Electric Delivery, 5.9500% due 9/1/13 (144A)	3,923,129
4,512,000	Oncor Electric Delivery, 6.8000% due 9/1/18 (144A)	3,812,175
1,807,000	Oncor Electric Delivery, 7.5000% due 9/1/38 (144A)	1,413,031
770,000	Pacific Gas and Electric Co., 3.6000% due 3/1/09	763,208
2,767,000	Pacific Gas and Electric Co., 4.2000% due 3/1/11	2,636,315
941,000	Pacificorp, 6.2500% due 10/15/37	766,446
855,000	Public Service Colorado, 5.8000% due 8/1/18	778,649
5,644,000	Tampa Electric, 6.1000% due 5/15/18	4,539,063
3,155,000	TXU Energy Co. LLC, 10.2500% due 11/1/15 (144A)	2,405,688
$5,772,000	Virginia Electric & Power Co., 5.1000% due 11/30/12	5,261,795
6,003,000	West Penn Power Co., 5.9500% due 12/15/17 (144A)	4,853,450
		48,634,147
Enterprise Software/Services – 0.2%
5,917,000	BMC Software, Inc., 7.2500% due 6/1/18	5,098,064
Fiduciary Banks – 0.1%
2,615,000	Bank of America Corp., 4.5000% due 4/1/13	2,453,500
Finance – Investment Bankers/Brokers – 0.6%
5,979,000	Citigroup, Inc., 6.1250% due 11/21/17	5,140,391
11,354,000	J.P. Morgan Chase & Co., 6.0000% due 1/15/18	10,185,469
		15,325,860
Food – Miscellaneous/Diversified – 0.3%
3,173,000	General Mills, Inc., 5.2500% due 8/15/13	3,003,195
1,774,000	General Mills, Inc., 5.2000% due 3/17/15	1,535,911
2,599,000	Kraft Foods, Inc., 6.1250% due 2/1/18	2,226,805
1,288,000	Kellogg Co., 4.2500% due 3/6/13	1,190,449
		7,956,360
Food – Retail – 0.5%
3,481,000	Kroger Co., 6.4000% due 8/15/17	3,028,742
1,406,000	Kroger Co., 6.1500% due 1/15/20	1,154,273
1,054,000	Stater Brothers Holdings, Inc., 7.7500% due 4/15/15	864,280
8,255,000	Supervalu, Inc., 7.5000% due 11/15/14	6,769,099
		11,816,394
Independent Power Producer – 0.3%
2,860,000	NRG Energy, Inc., 7.3750% due 2/1/16	2,466,750
5,783,000	Reliant Energy, Inc., 7.6300% due 6/15/14	4,452,910
850,000	Reliant Energy, Inc., 7.8800% due 6/15/17	650,250
		7,569,910
Machinery – Construction and Mining – 0.1%
1,455,000	Atlas Copco A.B., 5.6000% due 5/22/17§	1,305,411
Medical – Hospitals – 0.2%
2,847,000	HCA, Inc., 6.5000% due 2/15/16	1,672,613
4,475,000	HCA, Inc., 9.2500% due 11/15/16	3,803,750
		5,476,363

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  13

Janus Balanced Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Medical Products – 0.6%
$1,817,000	Covidien, Ltd., 6.5500% due 10/15/37**	$1,436,375
7,697,000	Covidien International, 5.4500% due 10/15/12**	7,427,674
5,713,000	Covidien International, 6.0000% due 10/15/17**	4,981,616
		13,845,665
Multimedia – 0%
1,488,000	Viacom, Inc., 6.1250% due 10/5/17	1,154,042
Office Automation and Equipment – 0.2%
908,000	Xerox Corp., 3.6263% due 12/18/09‡	828,343
1,877,000	Xerox Corp., 5.6500% due 5/15/13	1,481,439
4,118,000	Xerox Corp., 6.3500% due 5/15/18	3,017,671
		5,327,453
Oil Companies – Exploration and Production – 0%
463,000	Forest Oil Corp., 8.0000% due 12/15/11	412,070
Pipelines – 0.7%
4,392,000	El Paso Corp., 7.0000% due 6/15/17	3,351,992
1,208,000	Kinder Morgan Energy Partners L.P., 6.0000%, due 2/1/17	965,179
732,000	Kinder Morgan Energy Partners L.P., 6.5000%, due 2/1/37	508,051
935,000	Kinder Morgan Energy Partners N.T., 5.9500%, due 2/15/18	731,676
2,756,000	Kinder Morgan Energy Partners N.T., 6.9500%, due 1/15/38	2,021,267
8,746,000	Kinder Morgan Finance Co., 5.7000% due 1/5/16	6,778,150
1,320,000	Plains All American Pipeline, 6.5000%, due 5/1/18 (144A)	976,718
984,000	Southern Natural Gas Co., 5.9000% due 4/1/17 (144A)	758,896
		16,091,929
Reinsurance – 0.2%
5,709,000	Berkshire Hathaway, Inc., 5.0000% due 8/15/13 (144A)	5,436,418
Retail – Discount – 0.1%
1,873,000	Wal-Mart Stores, Inc., 4.2500% due 4/15/13	1,820,225
1,873,000	Wal-Mart Stores, Inc., 6.2000% due 4/15/38	1,616,826
		3,437,051
Retail – Regional Department Stores – 0.2%
4,950,000	May Department Stores Co., 4.8000% due 7/15/09	4,683,220
Special Purpose Entity – 0.1%
2,180,000	Petroplus Finance, Ltd., 6.7500% due 5/1/14 (144A)	1,460,600
562,000	Petroplus Finance, Ltd., 7.0000% due 5/1/17 (144A)	368,110
		1,828,710
Steel – Producers – 0.2%
$5,648,000	Steel Dynamics, Inc., 7.7500% due 4/15/16	3,741,800
Super-Regional Banks – 0.9%
5,740,000	Bank of America Corp., 4.9000% due 5/1/13	5,309,529
6,069,000	Bank of America Corp., 8.0000% due 7/30/99‡	4,543,921
6,833,000	Wells Fargo Co, 5.6250% due 12/11/17	6,028,011
4,878,000	Wells Fargo Co, 9.7500% due 3/26/99‡	4,731,660
		20,613,121
Telephone – Integrated – 1.0%
7,697,000	AT&T, Inc., 4.9500% due 1/15/13	7,126,414
1,763,000	AT&T, Inc., 5.5000% due 2/1/18	1,497,933
5,313,000	AT&T, Inc., 5.6000% due 5/15/18	4,533,014
3,112,000	AT&T, Inc., 6.4000% due 5/15/38	2,490,437
3,891,000	Verizon Communications, Inc., 8.7500% due 11/1/18	3,973,100
2,076,000	Verizon Communications Inc, 8.9500% due 3/1/39	2,101,701
		21,722,599
Transportation – Railroad – 0.5%
2,328,000	CSX Corp., 8.3750% due 10/15/14	2,336,730
3,047,000	Burlington North Santa Fe, 5.7500% due 3/15/18	2,668,365
1,910,000	Canadian National Railways, 4.2500% due 8/1/09	1,895,753
5,573,000	Union Pacific Corp., 5.7000% due 8/15/18	4,687,316
		11,588,164
Wireless Equipment – 0.3%
5,719,000	Rogers Communications, Inc., 6.8000% due 8/15/18	5,004,314
1,430,000	Rogers Communications, Inc., 7.5000% due 8/15/38	1,201,457
		6,205,771

Total Corporate Bonds (cost $358,012,712)		318,019,889

Mortgage Backed Securities – 22.2%
	Fannie Mae:
4,670,000	5.5000%, due 11/13/08**,Ç	4,562,006
4,670,000	6.0000%, due 11/13/08**,Ç	4,667,081
9,585,000	4.5000%, due 11/18/08Ç	9,120,722
4,310,000	5.2500%, due 1/15/09	4,332,459
880,000	6.3750%, due 6/15/09	899,716
13,182,000	2.8750%, due 10/12/10	13,135,519
10,109,000	3.6250%, due 8/15/11	10,210,181
11,154,000	3.8750%, due 7/12/13	11,021,290
5,589,000	5.3750%, due 6/12/17	5,649,624
13,062,000	5.0000%, due 2/1/23	12,777,114
32,604,928	5.5000%, due 3/1/23	32,534,405
6,726,816	4.5000%, due 6/1/23	6,405,625

See Notes to Schedules of Investments and Financial Statements.

14  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Mortgage Backed Securities – (continued)
$13,915,899	5.5000%, due 8/1/23	$13,884,408
10,817,165	5.0000%, due 9/1/23	10,581,239
6,529,000	6.0000%, due 11/1/23	6,581,028
6,950,000	6.6250%, due 11/15/30	7,854,709
11,249,628	6.0000%, due 4/1/37	11,250,167
5,415,298	5.5000%, due 6/1/37	5,293,714
15,890,209	6.5000%, due 10/1/37	16,117,141
18,109,194	5.0000%, due 3/1/38	17,161,102
5,432,971	6.0000%, due 3/1/38	5,433,232
25,297,510	5.5000%, due 4/1/38	24,726,998
5,523,297	5.0000%, due 5/1/38	5,234,129
27,935,539	5.0000%, due 5/1/38	26,472,998
11,116,023	5.5000%, due 5/1/38	10,865,333
5,562,890	5.5000%, due 6/1/38	5,437,435
5,574,697	5.5000%, due 6/1/38	5,448,976
27,975,064	5.5000%, due 6/1/38	27,344,169
21,800,792	6.0000%, due 6/1/38	21,799,657
2,267,157	5.5000%, due 7/1/38	2,216,028
5,577,195	5.5000%, due 7/1/38	5,451,417
11,333,177	6.0000%, due 7/1/38	11,332,586
		355,802,208
	Freddie Mac:
2,155,000	5.7500%, due 3/15/09	2,179,261
10,849,000	3.1250%, due 10/25/10	10,873,454
2,333,000	2.8750%, due 11/23/10	2,324,142
10,125,000	3.8750%, due 6/29/11	10,305,529
11,165,000	3.7500%, due 6/28/13	10,949,838
5,585,000	4.8750%, due 6/13/18	5,462,728
5,431,173	4.5000%, due 4/1/23	5,159,966
5,402,000	6.0000%, due 8/1/23	5,438,516
2,580,475	5.5000%, due 2/1/38	2,517,952
15,754,000	6.0000%, due 2/1/38	15,735,291
5,082,271	5.0000%, due 4/1/38	4,811,429
1,276,305	4.5000%, due 5/1/38	1,158,141
4,309,679	4.5000%, due 5/1/38	3,910,674
5,563,186	5.0000%, due 5/1/38	5,266,715
9,795,001	5.5000%, due 5/1/38	9,557,676
16,891,246	5.5000%, due 6/1/38	16,481,984
8,243,613	6.0000%, due 6/1/38	8,233,824
16,324,001	5.0000%, due 8/1/38	15,454,068
11,401,277	6.0000%, due 8/1/38	11,387,738
3,304,651	5.5000%, due 9/1/38	3,224,582
2,702,000	6.5000%, due 9/1/38	2,740,166
6,524,002	6.5000%, due 9/1/38	6,616,154
8,802,490	6.5000%, due 9/1/38	8,926,826
		168,716,654

Total Mortgage Backed Securities (cost $530,784,365)		524,518,862

U.S. Treasury Notes/Bonds – 19.0%
	U.S. Treasury Notes/Bonds:
1,720,000	4.7500%, due 12/31/08	1,731,018
27,706,000	4.8750%, due 1/31/09	27,985,221
27,483,000	4.5000%, due 2/15/09	27,770,720
18,631,000	3.1250%, due 4/15/09	18,805,666
2,635,000	4.8750%, due 5/15/09	2,686,053
17,855,000	4.8800%, due 5/31/09	18,226,045
23,072,000	6.0000%, due 8/15/09	23,901,162
14,784,000	4.6250%, due 11/15/09	15,258,699
14,051,000	4.0000%, due 4/15/10	14,563,637
3,033,000	4.5000%, due 5/15/10	3,177,304
$8,826,000	2.6250%, due 5/31/10	8,985,971
649,000	3.6250%, due 6/15/10	672,678
2,702,000	2.8750%, due 6/30/10	2,763,851
8,400,000	2.7500%, due 7/31/10	8,592,940
264,000	2.3750%, due 8/31/10	268,125
22,440,000	4.5000%, due 11/15/10	23,837,249
26,559,000	4.5000%, due 2/28/11	28,430,586
2,897,000	4.8750%, due 5/31/11	3,137,813
5,699,000	4.8750%, due 7/31/11	6,181,187
27,100,000	4.5000%, due 9/30/11	29,168,489
2,342,000	2.5000%, due 3/31/13	2,341,084
1,409,000	3.1250%, due 4/30/13	1,444,335
75,000	3.3750%, due 6/30/13	77,244
8,867,000	3.1250%, due 8/31/13	9,022,864
73,656,000	3.1250%, due 9/30/13	74,852,909
7,076,000	4.5000%, due 5/15/17	7,372,308
8,854,000	4.2500%, due 11/15/17	9,106,481
46,573,000	4.0000%, due 8/15/18	46,634,848
4,084,000	7.8750%, due 2/15/21	5,227,839
6,723,000	6.0000%, due 2/15/26	7,663,696
4,106,000	4.7500%, due 2/15/37	4,353,321
15,122,000	4.5000%, due 5/15/38	15,456,332
		449,697,675

Total U.S. Treasury Notes/Bonds (cost $442,523,893)		449,697,675

Money Markets – 5.1%
17,785,328	Janus Institutional Cash Management Fund – Institutional Shares, 1.46%	17,785,328
101,572,000	Janus Institutional Money Market Fund – Institutional Shares, 1.09%	101,572,000

Total Money Markets (cost $119,357,328)		119,357,328

Other Securities – 0%
13,987	Cash Collateral†	13,987
432,413	Repurchase Agreements†	432,413

Total Other Securities (cost $446,400)		446,400

Total Investments (total cost $2,603,644,154) – 102.2%		2,413,119,415

Liabilities, net of Cash, Receivables and Other Assets – (2.2)%		(51,582,422)

Net Assets – 100%		$2,361,536,993

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  15

Janus Balanced Fund

Schedule of Investments

As of October 31, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$5,407,249	0.2%
Belgium	31,770,504	1.3%
Bermuda	20,753,680	0.9%
Brazil	8,179,092	0.3%
Canada	88,617,141	3.7%
Cayman Islands	5,425,053	0.2%
China	4,273,208	0.2%
Germany	13,123,468	0.5%
Hong Kong	5,785,068	0.2%
Japan	15,896,148	0.7%
Luxembourg	13,845,665	0.6%
Sweden	1,305,411	0.1%
Switzerland	151,055,472	6.3%
United Kingdom	49,029,913	2.0%
United States††	1,998,652,343	82.8%

Total	$2,413,119,415	100.0%

††	Includes Short-Term Securities and Other Securities (77.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 11/12/08	6,725,000	$10,816,107	$1,370,256
British Pound 12/19/08	7,875,000	12,633,563	706,688
Euro 11/12/08	6,500,000	8,281,435	709,430
Euro 12/19/08	10,700,000	13,616,073	410,017
Japanese Yen 11/12/08	345,000,000	3,503,812	(204,429)
Swiss Franc 11/12/08	39,600,000	34,162,844	3,711,464

Total		$83,013,834	$6,703,426

See Notes to Schedules of Investments and Financial Statements.

16  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Janus Contrarian Fund (unaudited)	Ticker: JSVAX

Fund Snapshot
This fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

David Decker
portfolio manager

Thank you for your continued investment in Janus Contrarian Fund. During the fiscal year ending October 31, 2008, the Fund had a return of -46.02%, substantially trailing the -36.10% return of the S&P 500® Index, the Fund’s primary index.

This is an extremely difficult letter to write. There is simply no way to sugar coat it; the performance over the last year, particularly over the last six months has been terrible, and I take full responsibility for it. Accordingly, I will spend a substantial amount of time both explaining the situation as I see it and detailing an outlook that, while not necessarily optimistic in the near-term, is more so in the medium to long-term. While this letter addresses the period ending October 31, 2008, because the story is ongoing, it is difficult to discuss it properly without considering what is going on today, even as I write this letter.

How did we get here?

As I consider this past year, the market downturn that had taken place before September 2008 had been for the most part rational and orderly, and was properly reflective of a serious unwind of the significant housing bubble built over the previous decade. A severe slowing in the U.S. economy was obviously occurring, and I believed the market was beginning to come to grips with its magnitude and duration. However, on September 15, 2008, Lehman Brothers declared bankruptcy, the credit markets froze and global debt and equity markets began a sickening collapse that I believe has resulted in the prospect for a substantially worse economic recession than likely would have occurred otherwise.

Combining the tremendous negative wealth effect from collapsing home values with the recent collapse in equity market values has resulted in a destruction of wealth that has left consumers with no choice but to substantially alter spending behavior. In addition, faced with declining profits from the reduction in spending, companies have reduced their costs by reducing personnel, further weakening consumer spending and the economy. This is why the unemployment level is so important to the economic picture – without the consumer, there is no economy. I found it interesting that during the recent election campaign there was much discussion of “Wall Street” and “Main Street,” as if the two were mutually exclusive. The truth is, Wall Street is Main Street; the exchanges reflect the financial well-being of the companies that employ many of us, and the financial well-being of those of us it employs impacts the financial well-being of those very same companies. Weakness on Wall Street will hurt Main Street just as weakness on Main Street will hurt Wall Street. This symbiotic relationship is unfortunately spiraling itself downward as the worsening conditions on Wall Street have further impacted the wealth and employment of Main Street, further worsening the condition of Wall Street, etc.

It is my view that the problems we face today all stem from the collapse of the housing bubble and the poor (or complete lack of) underwriting of credit that fueled it. Laying blame for the U.S. housing bubble is an essay in itself, but suffice it to say that blame does not reside at the feet of any one constituency; investment banks created the conduit that magnified the impact of inept and unscrupulous mortgage brokers, greedy speculators, careless homebuyers, and bad government policy. Many share the blame; unfortunately, everyone shares its costs.

Of those constituencies listed that bear the blame, I believe the investment banks made a bad situation much worse than it would have been by magnifying the problem through the securitization of mortgages using excessive leverage. This creative financial engineering took what might have been a domestic credit issue and exported it globally, contributing to the massive destabilization of the global financial system. As the crisis has intensified globally, governments around the world have been forced to attempt to mollify a situation quickly spiraling out of control. Some have argued that any government action interferes with the natural course of markets and assert that to correct the problems that led to the crisis, the global financial system needs a crash to “cleanse the system of excess.” I could not disagree more. Corrections cleanse the system, but crashes eviscerate the system. By definition, a crash is a result of panic, and panic can lead to destructive and often permanent negative consequences. I believe that the global intervention in this situation was vital, even if bad decisions were made (and I believe many were), in order to mitigate the exceedingly dangerous and often permanent damage resulting from financial panic. As I write this letter, I believe governments must continue to add liquidity to the system to fight the potentially destabilizing force of deflation, which I feel is by far the greater risk today than is inflation.

Though I think effective and coordinated government action is and continues to be necessary, oftentimes government decisions can make a bad situation worse. In my view, two important decisions – allowing Lehman Brothers to file for

Janus Core, Risk-Managed and Value Funds  October 31, 2008  17

Janus Contrarian Fund (unaudited)

bankruptcy and unilaterally banning short selling on a large number of companies – made the economic situation substantially worse and have left the global financial market in a very precarious position.

Lehman Brothers’ bankruptcy on September 15, 2008, had a number of very important implications, the most critical of which was to show what can happen to a global financial system built on trust when trust disappears. When Lehman went bankrupt, an important trust in the financial system was lost when money market funds suddenly were forced to “break the buck,” meaning that investors that invested in the perceived safe-haven of money market funds found themselves facing a capital loss. The immediate effect was a global freeze in the extension of credit, as banks didn’t even trust other banks to make overnight loans. The amazing impact of this was that the short-term U.S. Treasury Bond began to yield roughly the equivalent of the yield of cash under one’s mattress, i.e. zero. It is important to understand that in the financial world nothing works in isolation. When investors fear for the safety of supposedly riskless investments, such as money market funds, the result is excess demand for one of the only truly historically safe investments in the world, the U.S. Treasury Bill. However, the impact of excessive demand for the safety of U.S. Treasuries resulted in demand for the U.S. dollar. This also meant a sudden reduction in demand for those currencies that were being sold in order to buy U.S. dollars, which then had very negative implications for those companies and economies globally that were exposed to the violent moves in those currencies. Very quickly, the U.S. housing crisis became even more global.

The second important policy decision impacting the global markets was the U.S. Security and Exchange Commission’s decision to ban short-selling in approximately 800 U.S. companies. Unfortunately, countries around the world, looking to the U.S. as an example for rational behavior, followed suit, eliminating from the markets an important counter-veiling force to excessive market enthusiasm. As a manager that engages in short-selling, it is important for me to convey my thoughts about this topic. Short- selling, when conducted ethically and legally, is an important tool to hedge risk and express differing views; I firmly believe that opinions do not cause stocks to go up or down, company results do. By vilifying ethical and legal short- selling, the efficiency of markets is hamstrung, which invariably leads to increased market volatility. On the other hand, naked short-selling, which involves selling shares the investor has no intention of actually borrowing (a prerequisite to legal short-selling), as well as manipulative short- selling, designed to create a so called “bear hug” (the strategy of creating a self-fulfilling downward spiral by virtue of relentless and excessive short-selling), are both unethical and can be addressed through targeted rather than blanket government policy. Believing that a company is overvalued and is likely to decline in price is not unethical and in fact offers an important governor on excessive investor enthusiasm.

I believe the problem with the decision to forbid short-selling was the elimination of a completely legitimate tool to hedge risk by a number of investors, hedge funds included. While many may not shed a tear for the poor performance of hedge funds, the unfortunate consequence is that the horrible performance of a huge number of hedge funds, which once represented close to $2 trillion in assets, over the last few months has caused a massive request for redemptions in those funds, contributing to massive selling pressure in an already precarious market. Mass redemptions are the bane of well-functioning markets because they are generally based on emotion rather than on rational behavior. When someone yells “fire!” in a movie theater, rational behavior is abandoned for the sake of survival; when someone yells “redeem!” (whether out of a hedge fund or a mutual fund), the impact is the same. The goal is to get out before the next person, irrespective of the consequences.

Because of the highly complex nature of markets it is impossible to offer simple cause and effect. However, I do believe that the combined effect of panic selling following the bankruptcy of Lehman and the impact of addressing problems with short-selling through a blanket ban on the activity magnified the extent of the problem, rather than enabling a solution. Markets are made up of individuals and therefore the emotions that drive individuals also drive the markets. Just as bubbles are built on the greed and complacency of market participants, so too are crashes built on the fear and panic of the same players.

This brings us to where we stand today. I have always tried to consider the intrinsic value of a company based on my estimation of the company’s ability to generate cash flow over time. However, when the technical impact of panic selling and forced liquidation trumps the logic of valuation, it becomes very difficult to invest rationally. As an example, if I believe that a company worth $100 is selling for $50, should I sell because I suspect that emotion may drive that company to $25, despite the fact that intrinsic value is still substantially closer to $100 than $25? I believe the answer is not to sell because investing is about making rational decisions for the long-term. Sometimes those decisions will impact short-term performance but it is important that emotion does not interfere with reason in a sound investment process

18  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

As an investor, my strategy has always been to seek to take advantage of the human behavior of excessive fear of risk by buying when others are selling. Unfortunately, this has been a very unprofitable strategy of late and has led to a serious destruction of wealth for the shareholders of Janus Contrarian Fund. I have made some very poor investment decisions that I will discuss next, but I firmly believe that the market value of the companies that make up the portfolio of your Fund do not reflect their intrinsic value. The markets, driven by fear and forced redemption, may mark down the public trading value of those companies, but the intrinsic value has not changed nearly by the same degree, in my view. As an example, NRG Energy, one of the more significant positions in the portfolio, collapsed to a level that was difficult to explain. Exelon, a competing power company, justifiably saw value emerging from the panic and bid an absurdly low valuation to take control of NRG Energy (which despite the low offer price, was 30% above the trading value the day before), further suggesting that emotion rather than logic had pushed the company to those values. As investors who invest for long-term wealth creation, we didn’t sell a share when emotion got the better of logic and we will resist any attempt by Exelon to take this company from the shareholders of Janus Contrarian Fund without proper compensation.

What went right and what went wrong?

The truth is that very little went right during the period, particularly in the last six months. As far as what went wrong, in some cases, poor decisions led to the poor performance. A case in point is Coventry Health Care (incorrectly defended in the previous letter), which following a third earnings miss, led me belatedly to conclude that the company did not have the control of its cost structure that I had previously believed. In other cases, such as NRG (mentioned previously), weakness has been painful but in my view excessive. The market has not been kind to companies exposed to easy thematic views, such as companies exposed to consumer discretionary spending. Unfortunately, this broad brush approach took down some of the companies we own that had continued to do reasonably well, such as Direct TV. Exposure to Asian markets, including India, proved unprofitable during this year. I reduced the Indian exposure to the portfolio earlier this year but unfortunately not enough. While India has suffered from the weakening economy, I am actually of the view that India will emerge well in the coming years because the destabilizing impact of inflation has been greatly reduced.

A large exposure to natural gas stocks has also been very costly to performance. This is one area in which I believe forced redemptions have had a very negative impact on valuations. While natural gas has declined approximately 24% this calendar year, companies such as Chesapeake, Forest Oil, and SandRidge were down 53%, 40%, and 67%, respectively, during the period. While I chose to sell Chesapeake, I continue to believe that Forest and SandRidge are substantially undervalued and will generate value over time.

Lastly, several real estate holdings performed very poorly during the year. In particular, Prologis, which is exposed to global development and global trade, suffered severely. While real estate in general has been substantially out of favor over the past year, the current dividend yields and low valuations relative to conservative estimates of net asset value (NAV) have led me to conclude that while value may not express itself in the near-term, selling now would compound the problem.

Under existing market conditions, I continued to implement various hedging strategies using stock and commodity index call and put options in an attempt to protect against falling market values. During the period, I purchased put options on crude oil that proved to be profitable, partially offsetting the losses in the Fund’s energy holdings. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Where are we headed?

Unfortunately, I cannot say with conviction when the down cycle will end; I only know that it will end, and when it does, it is vital to be fully invested. Because markets are driven by human behavior, they tend to overreact both positively and negatively. When the extremes are reached, the pendulum swings the other way, and generally does so before it is obvious as to why. It is for this reason, despite having no reason to be optimistic about the near-term direction of the market, I remain a buyer rather than a seller. When fear becomes pervasive, valuations become compelling, and I believe valuations are becoming compelling in many situations.

Calling the bottom is impossible, but I believe that investing when valuations are in your favor is the best path to wealth creation. Contrarian investing by definition involves buying when the easy decision is to sell. While I cannot forecast the bottom of the markets, I am extremely confident that we are near a point where the risk/reward is as compelling as it has been in many, many years. I can assure you that Janus Contrarian Fund will endeavor to be positioned to capitalize on that opportunity. Thank you again for your continued investment in Janus Contrarian Fund during these extraordinarily difficult times.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  19

Janus Contrarian Fund (unaudited)

Janus Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

Volkswagen A.G.	0.21%
Amgen, Inc.	0.20%
Kinder Morgan Management LLC	0.12%
Cypress Semiconductor Corp.	0.05%
Zions Bancorporation	0.03%

5 Bottom Performers – Holdings

Contribution

Coventry Health Care, Inc.	-3.28%
Prologis	-2.75%
Owens	-2.28%
Liberty Global, Inc	-2.15%
NRG Energy, Inc.	-1.86%

5 Top Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	0.03%	0.15%	16.23%
Telecommunication Services	0.00%	0.00%	3.36%
Consumer Staples	-1.96%	3.96%	10.99%
Industrials	-2.99%	4.29%	11.53%
Health Care	-3.25%	8.05%	12.29%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-14.42%	26.06%	16.43%
Consumer Discretionary	-10.38%	19.06%	8.54%
Utilities	-7.06%	11.23%	3.68%
Materials	-5.83%	12.34%	3.53%
Energy	-5.14%	14.86%	13.43%

20  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

St. Joe Co. Real Estate Operating/Development	7.0%
Amgen, Inc. Medical – Biomedical and Genetic	5.7%
Owens-Illinois, Inc. Containers – Metal and Glass	5.1%
Plum Creek Timber Company, Inc. Forestry	5.0%
DIRECTV Group, Inc. Cable Television	4.8%

27.6%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 12.3% of total net assets.

*Includes cash and cash equivalent of (2.5)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

Janus Core, Risk-Managed and Value Funds  October 31, 2008  21

Janus Contrarian Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008				Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus Contrarian Fund	–46.02%	5.50%	3.43%	0.98%

S&P 500® Index	–36.10%	0.26%	–2.23%

Morgan Stanley Capital International All Country World IndexSM	–43.57%	2.13%	–1.94%

Lipper Quartile	4th	1st	1st

Lipper Ranking – based on total return for Multi-Cap Core Funds	747/799	3/455	29/233

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

22  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with non-diversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Funds invest in foreign REITs, the Funds may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

This fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 29, 2000

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$585.40	$4.14

Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.28

†	Expenses are equal to the annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds  October 31, 2008  23

Janus Contrarian Fund

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 94.1%
Airport Development – Maintenance – 0.4%
10,474,873	Macquarie Airports**	$14,980,382
Automotive – Cars and Light Trucks – 0.3%
386,389	BMW A.G.	10,013,089
Brewery – 3.0%
2,962,831	InBev N.V.**	119,441,479
Broadcast Services and Programming – 3.8%
6,896,262	Liberty Global, Inc. – Class A*,**,£	113,719,360
2,112,612	Liberty Global, Inc. – Class C*,**	34,139,810
		147,859,170
Building Products – Cement and Aggregate – 1.2%
5,566,428	Cemex S.A. de C.V. (ADR)*,**	42,082,196
4,366,422	Gujarat Ambuja Cements, Ltd.	5,450,201
		47,532,397
Cable Television – 4.8%
8,673,695	DIRECTV Group, Inc.*,**	189,867,184
Commercial Banks – 2.2%
3,342,118	ICICI Bank, Ltd.	28,196,986
2,431,429	ICICI Bank, Ltd. (ADR)**	41,553,122
2,761,800	Mitsubishi UFJ Financial Group, Inc.	17,010,578
		86,760,686
Containers – Metal and Glass – 5.1%
8,816,880	Owens-Illinois, Inc.*,**,£	201,730,214
Diversified Operations – 0.9%
15,522,000	China Merchants Holdings International Company, Ltd.	36,703,631
Electric – Generation – 1.9%
26,223,649	National Thermal Power Corporation, Ltd.	75,685,646
Electric – Integrated – 3.1%
72,367,100	Tenaga Nasional Berhad	122,405,188
Electric – Transmission – 1.9%
50,754,785	Power Grid Corporation of India, Ltd.	72,716,772
Engineering – Research and Development Services – 1.3%
2,329,996	Larsen & Toubro, Ltd.	38,609,380
640,572	Larsen & Toubro, Ltd. (GDR)	10,612,485
		49,221,865
Finance – Consumer Loans – 4.0%
14,559,380	SLM Corp.*,**	155,348,585
Finance – Investment Bankers/Brokers – 1.7%
562,505	Goldman Sachs Group, Inc.	52,031,713
759,875	Merrill Lynch & Company, Inc.	14,126,076
		66,157,789
Financial Guarantee Insurance – 1.5%
1,627,455	Assured Guaranty, Ltd.	18,276,320
4,207,970	MBIA, Inc.*,**	41,364,345
		59,640,665
Forestry – 5.0%
5,216,470	Plum Creek Timber Company, Inc.**	194,470,002
Independent Power Producer – 5.0%
6,762,825	NRG Energy, Inc.* ,**	157,235,680
252,084	Reliance Power, Ltd.*	530,802
7,467,530	Reliant Energy, Inc.*	39,204,533
		196,971,015
Investment Companies – 0.3%
11,110,305	Australian Infrastructure Fund**	12,055,494
Investment Management and Advisory Services – 0%
13,545	Future Capital Holdings, Ltd.*	52,310
Medical – Biomedical and Genetic – 5.7%
3,747,945	Amgen, Inc.* ,**	224,464,426
Metal Processors and Fabricators – 0.4%
6,936,608	Bharat Forge, Ltd.	14,628,330
Multi-Line Insurance – 0.7%
498,245	ACE, Ltd. (U.S. Shares)	28,579,333
Multimedia – 4.7%
11,514,134	Liberty Media Corp. – Entertainment – Class A*,**	185,377,557
Oil Companies – Exploration and Production – 4.5%
4,128,045	Forest Oil Corp.*,**,£	120,580,194
24,400	OGX Petroleo E Gas Participacoes*	3,099,307
4,907,471	Sandridge Energy, Inc.*,**	52,509,940
		176,189,441
Paper and Related Products – 0.3%
30,946,059	Ballarpur Industries, Ltd.£	12,605,188
Pipelines – 7.9%
3,841,775	Enbridge, Inc.**	133,479,998
3,526,580	Kinder Morgan Management LLC*,**,£	176,152,671
		309,632,669
Real Estate Management/Services – 4.3%
6,507,565	CB Richard Ellis Group, Inc. – Class A*,**	45,618,031
6,892,000	Mitsubishi Estate Company, Ltd.**	121,341,152
		166,959,183
Real Estate Operating/Development – 9.0%
30,317,000	CapitaLand, Ltd.**	59,900,237
22,007,995	New World Development Company, Ltd.	18,502,233
8,938,872	St. Joe Co.*,£	276,389,921
		354,792,391
REIT – Diversified – 2.1%
1,149,155	Vornado Realty Trust**	81,072,885
REIT – Mortgage – 0.8%
1,809,485	Annaly Mortgage Management, Inc.**	25,151,841
2,126,748	Gramercy Capital Corp.£	5,657,150
		30,808,991
REIT – Warehouse/Industrial – 1.4%
4,011,780	ProLogis**	56,164,920
Resorts and Theme Parks – 2.5%
2,983,815	Vail Resorts, Inc.*,#,£	99,241,687
Retail – Consumer Electronics – 0.6%
407,720	Yamada Denki Company, Ltd.	22,098,707
Retail – Major Department Stores – 0.4%
3,714,112	Pantaloon Retail India, Ltd.	15,499,756
Soap and Cleaning Preparations – 0.6%
590,699	Reckitt Benckiser PLC**	24,822,606

See Notes to Schedules of Investments and Financial Statements.

24  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Super-Regional Banks – 0.4%
679,785	Bank of America Corp.	$16,430,403
Television – 0.4%
2,562,337	British Sky Broadcasting Group PLC**	15,620,147

Total Common Stock (cost $5,139,395,462)		3,694,602,183

Corporate Bonds – 0.9%
REIT – Diversified – 0.6%
$29,844,000	Vornado Realty Trust, 2.85% due 4/1/27	21,040,020
REIT – Warehouse/Industrial – 0.3%
29,541,000	Prologis, 2.25%, due 4/1/37	13,441,155

Total Corporate Bonds (cost $34,018,996)		34,481,175

Purchased Options – Calls – 0%
9,060	Annaly Capital Management, Inc. expires January 2009 exercise price $16.00**	520,950
12,960	Chesapeake Energy Corp. expires January 2009 exercise price $60.00**	132,192

Total Purchased Options – Calls (premiums received $8,104,500)		653,142

Purchased Options – Puts – 7.5%
9,044	Forest Oil Corp. expires November 2008 exercise price $72.00	38,694,754
1,326	MSCI World Excluding Europe Index expires December 2008 exercise price $1,143.00	26,641,475
1,328	MSCI World Excluding Europe Index expires December 2008 exercise price $1,194.00	28,861,371
4,794	S&P 500® Index expires December 2008 exercise price $925.00	26,088,948
14,381	S&P 500® Index expires December 2008 exercise price $975.00	105,944,827
475	West Texas Intermediate Crude Oil Futures expires November 2008 exercise price $105.00	17,679,500
1,446	West Texas Intermediate Crude Oil Futures expires November 2008 exercise price $104.00	52,388,580

Total Purchased Options – Puts (premiums received $199,734,040)		296,299,455

Money Markets – 0.7%
28,061,000	Janus Institutional Money Market Fund – Institutional Shares, 1.09% (cost $28,061,000)	28,061,000

Other Securities – 0.2%
197,201	Cash Collateral†	197,201
6,096,884	Repurchase Agreements†	6,096,884

Total Other Securities (cost $6,294,085)		6,294,085

Total Investments (total cost $5,415,608,083) – 103.4%		4,060,391,040

Liabilities, net of Cash, Receivables and Other Assets – (3.4)%**		(132,406,345)

Net Assets – 100%		$3,927,984,695

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$27,035,876	0.7%
Belgium	119,441,479	2.9%
Bermuda	18,276,320	0.4%
Brazil	3,099,307	0.1%
Canada	133,479,997	3.3%
Germany	10,013,089	0.2%
Hong Kong	55,205,864	1.4%
India	316,140,978	7.8%
Japan	160,450,436	4.0%
Malaysia	122,405,188	3.0%
Mexico	42,082,196	1.0%
Singapore	59,900,237	1.5%
Switzerland	28,579,333	0.7%
United Kingdom	40,442,753	1.0%
United States††	2,923,837,987	72.0%

Total	$4,060,391,040	100.0%

††	Includes Short-Term Securities and Other Securities (71.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Australian Dollar 12/12/08	39,500,000	$26,133,852	$1,976,888
British Pound 11/12/08	23,220,000	37,345,724	5,952,851
Singapore Dollar 12/12/08	74,400,000	50,259,020	835,508

Total		$113,738,596	$8,765,247

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  25

Janus Contrarian Fund

Schedule of Investments

As of October 31, 2008

Schedule of Written Options – Calls	Value

Annaly Capital Management, Inc. expires January 2009 18,120 contracts exercise price $20.00	$(181,200)
Chesapeake Energy Corp. expires January 2009 12,960 contracts exercise price $75.00	(32,400)
Forest Oil Corp. expires November 2008 20,670 contracts exercise price $84.00	(2)
S&P 500® Index expires December 2008 14,382 contracts exercise price $1,400.00	(14,382)

Total Written Options – Calls
(Premiums received $27,837,180)	$(227,984)

Schedule of Written Options – Puts
Chesapeake Energy Corp. expires January 2009 12,960 contracts exercise price $45.00	$(30,257,712)
Forest Oil Corp. expires November 2008 16,205 contracts exercise price $59.00	(48,299,003)
Forest Oil Corp. expires January 2009 4,465 contracts exercise price $55.00	(11,668,385)
S&P 500® Index expires December 2008 19,176 contracts exercise price $1,075.00	(248,731,896)

Total Written Options – Puts
(Premiums received $59,356,290)	$(338,956,996)

See Notes to Schedules of Investments and Financial Statements.

26  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Janus Fundamental Equity Fund (unaudited)	Ticker: JAEIX

Fund Snapshot
This conservative growth fund from Janus relies on detailed research to drive its fundamental approach to investing in core holdings and opportunistic companies.

Team Based Approach
Led by Jim Goff,
Director of Research

Performance Overview

For the 12-month period ended October 31, 2008, Janus Fundamental Equity Fund returned -42.21%. The Fund underperformed its primary benchmark, the S&P 500® Index, which returned -36.10%, as well as its secondary benchmark, the Russell 1000® Growth Index, which returned -36.95%.

Economic Overview

Turmoil, resulting from the year-old credit crisis and recession fears, characterized U.S. equity markets during the 12-month period ending October 31, 2008. U.S. stock prices began the period modestly lower, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth and inflation worries weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global financial markets as Lehman Brothers was forced into bankruptcy. The deleveraging process resulted in a vicious downward cycle during the early fall and led to the demise of several long-standing, venerable financial institutions. This gave rise to the crisis of confidence that pervaded the markets and led to a dramatic equity market sell-off during September and October. The S&P 500® Index reached its lowest level since 2003. In response, the U.S. Treasury and U.S. Federal Reserve, along with other central banks around the world took unprecedented steps to support markets and global financial institutions.

Most major U.S. indices were down over 30% during the time period, with value performing marginally better than growth and small caps outperforming large caps. Unsurprisingly, the financials sector was the worst performing group due to billions of dollars of write-downs and recapitalization efforts, as well as investor concerns of more bank failures, all of which created a negative backdrop for that sector during the first half of the period. The materials sector was also a poor performing group, as dramatic spikes in commodity prices earlier in the year were matched by equally steep declines late in the summer and into the fall. These price changes eased inflationary concerns but recession fears rose. Consumer staples and health care performed the best, given their historically defensive characteristics. As the period came to a close, concerns over credit availability, stability of the financial markets as well as the impact on economic activity from the credit crisis continued to weigh on investors.

Since November 7, 2007, Janus Fundamental Equity Fund has been team managed, representing the best ideas from Janus’ more than 30 equity analysts, overseen by Director of Research Jim Goff. Individual analysts primarily drive stock selection, with debate and oversight provided by each one of the seven global sector research teams with which each analyst is aligned. We believe there is great power in individual analysts driving investment decisions, as they are most familiar with the stocks they cover. We strive to keep the Fund sector-neutral compared to its primary benchmark, although the Fund had over 15.20% non-U.S. exposure at the end of the period. The focus of the Fund is on capturing the best ideas of Janus’ research platform in an attempt to generate strong and consistent investment returns.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Stocks That Hurt Performance

Areas of weakness included the consumer staples, utilities and financial sectors, where select holdings fell short of our expectations. The Fund’s largest detractor during the period was Fannie Mae, which was pressured by concerns it was inadequately capitalized. We felt both Fannie Mae and Freddie Mac were suffering from a crisis of confidence. We sold our holdings during the June quarter on the expectation that the government would be forced to step in to protect the national housing market and would bring the equity to zero or near zero, which occurred in September.

Health care holding Merck & Company was also a detractor during the period. The drug maker suffered lower sales on several of its key products, which weighed on the stock. We believed Merck continued to be significantly undervalued based on its strong free cash flow generation and sturdy research engine. We added to our position during the period.

AES, a global leader in power generation, came under pressure late in the period amid worries that its access to credit for project-based financing could be impacted. Concerns about the implications of a slowing economy impacting demand for electricity also weighed on the stock. We felt the company had

Janus Core, Risk-Managed and Value Funds  October 31, 2008  27

Janus Fundamental Equity Fund (unaudited)

undervalued assets and good growth prospects. This stock was added to the portfolio during the period.

Investments That Contributed to Performance

The technology and materials sectors aided relative performance. The Fund’s leading performer during the period was EOG Resources, an energy company focused on natural gas production. The stock rose significantly during the first half of the period on the company’s strong projections of future production and a general rise in energy prices. While we believe EOG has an attractive asset base with continued growth potential, we sold the position when we felt its valuation had become stretched.

First Solar Inc., an industrial holding, also contributed to relative performance. The stock performed strongly through most of the period as energy prices rose significantly until July when they began to decline. We sold the position to capture gains.

In consumer staples, Philip Morris International generated modest gains, but on a relative basis was among the strongest performers during the period. The tobacco stock benefited from its defensive characteristics in a volatile market environment. We sold the position late in the period to reallocate to other companies we consider to have better risk-reward profiles.

Outlook

We believe encouraging signs were emerging late in the period. We think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Additionally, valuations across many markets reached attractive levels. More specifically, our research found many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. Lastly, we believe there is significant cash sitting on the sidelines in money market funds and bank deposits.

While we can’t predict how long it will take for the financial markets to emerge from this crisis, we were seeing signs that the funding and credit markets were functioning again. LIBOR rates and swap spreads have been declining since the global intervention, suggesting some stability in the inter-bank lending market. Given this, we believe the seeds are being sown for a longer-term recovery.

The Fund remained sector-neutral and we expect stock selection to be a key driver of returns going forward. Looking ahead, we will continue to invest with conviction in areas where we feel we can develop an edge through research. Through our valuation discipline and focus on risk management, we remain committed to delivering superior long-term results for our clients.

Thank you for your investment in Janus Fundamental Equity Fund.

28  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

Janus Fundamental Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

EOG Resources, Inc.	0.95%
First Solar, Inc.	0.45%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.19%
Philip Morris International, Inc.	0.16%
Owens Illinois, Inc.	0.14%

5 Bottom Performers – Holdings

Contribution

Fannie Mae	-2.27%
AES Corp.	-1.62%
Valero Energy Corp.	-1.50%
Merck & Company, Inc.	-1.49%
Lamar Advertising Co.	-1.27%

5 Top Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	-0.86%	4.25%	3.53%
Telecommunication Services	-0.93%	2.36%	3.56%
Utilities	-2.81%	2.83%	3.68%
Health Care	-2.81%	10.11%	12.29%
Consumer Staples	-3.21%	12.76%	10.99%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-10.53%	14.41%	16.43%
Technology	-7.37%	15.97%	16.23%
Consumer Discretionary	-5.10%	11.69%	8.54%
Industrials	-4.48%	11.97%	11.53%
Energy	-4.35%	13.65%	13.43%

Janus Core, Risk-Managed and Value Funds  October 31, 2008  29

Janus Fundamental Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

J.P. Morgan Chase & Co. Finance – Investment Bankers/Brokers	4.5%
McDonald’s Corp. Retail – Restaurants	4.5%
Merck & Company, Inc. Medical – Drugs	4.3%
United Parcel Service, Inc.- Class B Transportation Services	4.0%
Microsoft Corp. Applications Software	3.8%

21.1%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 1.8% of total net assets.

Top Country Allocations– Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

30  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Fundamental Equity Fund	–42.21%	0.85%	3.18%	7.31%	0.87%

S&P 500® Index	–36.10%	0.26%	0.40%	4.76%

Russell 1000® Growth Index	–36.95%	–1.29%	–2.10%	2.59%

Lipper Quartile	4th	2nd	1st	1st

Lipper Ranking – based on total return for Large-Cap Core Funds	821/893	171/641	28/347	8/222

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited, to exchange traded-funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  31

Janus Fundamental Equity Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Funds invest in foreign REITs, the Funds may be subject to fluctuations in currency rates or political or economic conditions in a particular country

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

June 30, 1996 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date –June 28, 1996

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$648.10	$3.89

Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.77

†	Expenses are equal to the annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

32  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Janus Fundamental Equity Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Common Stock – 98.0%
Advertising Sales – 1.3%
471,453	Lamar Advertising Co. – Class A*	$7,151,942
Aerospace and Defense – 1.4%
161,415	Northrop Grumman Corp.	7,568,749
Aerospace and Defense – Equipment – 1.9%
191,400	United Technologies Corp.	10,519,344
Agricultural Chemicals – 0.5%
32,130	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2,739,404
Applications Software – 3.8%
939,825	Microsoft Corp.	20,986,292
Athletic Footwear – 1.6%
154,770	NIKE, Inc. – Class B	8,919,395
Brewery – 1.5%
205,238	InBev N.V.**	8,273,820
Building – Residential and Commercial – 1.4%
16,285	NVR, Inc.*	7,983,070
Commercial Banks – 1.6%
1,842,259	Anglo Irish Bank Corporation PLC**	5,823,953
168,615	ICICI Bank, Ltd. (ADR)	2,881,630
		8,705,583
Computers – 1.4%
34,416	Apple, Inc.*	3,702,817
107,800	Hewlett-Packard Co.	4,126,584
		7,829,401
Consumer Products – Miscellaneous – 0.3%
28,450	Kimberly-Clark Corp.	1,743,701
Containers – Metal and Glass – 0.6%
140,840	Owens-Illinois, Inc.*	3,222,419
Cosmetics and Toiletries – 5.2%
697,350	Avon Products, Inc.	17,315,200
186,455	Colgate-Palmolive Co.	11,701,916
		29,017,116
Diversified Minerals – 0.5%
195,860	Companhia Vale do Rio Doce (ADR)	2,569,683
Diversified Operations – 3.1%
89,780	Danaher Corp.	5,318,567
198,069	Siemens A.G.**	12,104,005
		17,422,572
Electric – Generation – 2.2%
1,538,210	AES Corp.*	12,259,534
Engineering – Research and Development Services – 1.0%
412,586	ABB, Ltd.**	5,457,218
Enterprise Software/Services – 2.3%
691,300	Oracle Corp.*	12,643,877
Finance – Investment Bankers/Brokers – 6.1%
62,870	Goldman Sachs Group, Inc.	5,815,475
605,725	J.P. Morgan Chase & Co.	24,986,156
369,900	Nomura Holdings, Inc.**	3,440,038
		34,241,669
Finance – Other Services – 1.6%
32,060	CME Group, Inc.	9,045,729
Hotels and Motels – 0.6%
146,635	Starwood Hotels & Resorts Worldwide, Inc.	3,305,153
Independent Power Producer – 2.3%
456,360	NRG Energy, Inc.*	10,610,370
411,095	Reliant Energy, Inc.*	2,158,249
		12,768,619
Investment Management and Advisory Services – 1.2%
171,045	T. Rowe Price Group, Inc.	6,763,119
Medical – Biomedical and Genetic – 2.1%
70,705	Celgene Corp.*	4,543,503
159,775	Gilead Sciences, Inc.*	7,325,684
		11,869,187
Medical – Drugs – 6.7%
767,255	Merck & Company, Inc.	23,746,542
79,137	Roche Holding A.G.**	12,117,346
151,145	Schering-Plough Corp.	2,190,091
		38,053,979
Medical – HMO – 0.7%
175,750	UnitedHealth Group, Inc.	4,170,548
Medical Products – 1.7%
217,360	Covidien, Ltd.	9,626,874
Multimedia – 1.1%
565,055	News Corporation, Inc. – Class B	6,000,884
Networking Products – 3.3%
1,030,995	Cisco Systems, Inc.*	18,320,781
Oil – Field Services – 1.9%
203,065	Schlumberger, Ltd. (U.S. Shares)	10,488,307
Oil and Gas Drilling – 0.5%
181,450	Nabors Industries, Ltd.*	2,609,251
Oil Companies – Exploration and Production – 4.7%
92,245	Devon Energy Corp.	7,458,931
264,305	Occidental Petroleum Corp.	14,679,500
78,666	Whitting Petroleum Corp.*	4,089,845
		26,228,276
Oil Companies – Integrated – 4.2%
309,430	Hess Corp.	18,630,780
167,940	Petroleo Brasileiro S.A. (ADR)	4,515,907
		23,146,687
Oil Field Machinery and Equipment – 0.7%
159,975	Cameron International Corp.*	3,880,994
Real Estate Management/Services – 1.7%
526,000	Mitsubishi Estate Company, Ltd.**	9,260,802
Real Estate Operating/Development – 0.5%
1,269,000	CapitaLand, Ltd.	2,507,286
REIT – Diversified – 1.4%
1,055,488	CapitalSource, Inc.	7,810,611
Retail – Apparel and Shoe – 0.9%
147,781	Industria de Diseno Textil S.A.**	4,991,951
Retail – Discount – 1.0%
103,105	Wal-Mart Stores, Inc.	5,754,290
Retail – Drug Store – 3.8%
684,185	CVS/Caremark Corp.	20,970,270

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  33

Janus Fundamental Equity Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Retail – Restaurants – 5.0%
427,967	McDonald’s Corp.	$24,792,129
98,720	Yum! Brands, Inc.	2,863,867
		27,655,996
Semiconductor Equipment – 1.4%
336,590	KLA-Tencor Corp.	7,825,718
Telecommunication Equipment – Fiber Optics – 1.0%
519,305	Corning, Inc.	5,624,073
Television – 1.3%
1,200,926	British Sky Broadcasting Group PLC**	7,320,911
Transportation – Services – 4.0%
426,450	United Parcel Service, Inc. – Class B	22,508,031
Web Portals/Internet Service Providers – 0.9%
14,470	Google, Inc. – Class A*	5,199,939
Wireless Equipment – 4.1%
675,520	Crown Castle International Corp.*	14,300,759
219,085	QUALCOMM, Inc.	8,382,192
		22,682,951

Total Common Stock (cost $758,416,270)		545,646,006

Money Market – 0.7%
3,779,000	Janus Institutional Money Market Fund – Institutional Shares, 1.09% (cost $3,779,000)	3,779,000

Total Investments (total cost $762,195,270) – 98.7%		549,425,006

Cash, Receivables and Other Assets, net of Liabilities – 1.3%		7,024,640

Net Assets – 100%		$556,449,646

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$8,273,820	1.5%
Bermuda	12,236,125	2.2%
Brazil	7,085,590	1.3%
Canada	2,739,404	0.5%
Germany	12,104,005	2.2%
India	2,881,630	0.5%
Ireland	5,823,953	1.1%
Japan	12,700,840	2.3%
Netherlands – Antilles	10,488,307	1.9%
Singapore	2,507,286	0.5%
Spain	4,991,951	0.9%
Switzerland	17,574,564	3.2%
United Kingdom	7,320,911	1.3%
United States††	442,696,620	80.6%

Total	$549,425,006	100.0%

††	Includes Short-Term Securities (79.9% excluding Short-Term Securities).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 11/12/08	2,230,000	$3,586,605	$799,225
Euro 11/12/08	11,900,000	15,161,396	3,273,294
Japanese Yen 12/12/08	563,000,000	5,727,881	(165,081)
Swiss Franc 11/12/08	10,500,000	9,058,330	1,074,947

Total		$33,534,212	$4,982,385

See Notes to Schedules of Investments and Financial Statements.

34  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Janus Growth and Income Fund (unaudited)	Ticker: JAGIX

Fund Snapshot
This growth fund seeks to create capital appreciation and income through all types of market conditions by leveraging the best ideas of the Janus Research Team.

Marc Pinto
portfolio manager

Performance Overview

For the 12-month period ended October 31, 2008, Janus Growth and Income Fund returned -43.79%. The Fund’s primary benchmark, the S&P 500® Index, and its secondary benchmark, the Russell 1000® Growth Index, returned -36.10% and -36.95%, respectively.

Economic Overview

Turmoil, resulting from the year-old credit crisis and recession fears, characterized U.S. equity markets during the 12-month period ending October 31, 2008. U.S. stock prices began the period modestly lower, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth and inflation worries weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global financial markets as Lehman Brothers was forced into bankruptcy. The deleveraging process resulted in a vicious downward cycle during the early fall and led to the demise of several long-standing, venerable financial institutions. This gave rise to the crisis of confidence that pervaded the markets and led to a dramatic equity market sell-off during September and October. The S&P 500® Index reached its lowest level since 2003. In response, the U.S. Treasury and U.S. Federal Reserve, along with other central banks around the world took unprecedented steps to support markets and global financial institutions.

Most major U.S. indices were down over 30% during the time period, with value performing marginally better than growth and small caps outperforming large caps. Unsurprisingly, the financials sector was the worst performing group due to billions of dollars of write-downs and recapitalization efforts, as well as investor concerns of more bank failures, all of which created a negative backdrop for that sector during the first half of the period. The materials sector was also a poor performing group, as dramatic spikes in commodity prices earlier in the year were matched by equally steep declines late in the summer and into the fall. These price changes eased inflationary concerns but recession fears rose. Consumer staples and health care performed the best, given their historically defensive characteristics. As the period came to a close, concerns over credit availability, stability of the financial markets as well as the impact on economic activity from the credit crisis continued to weigh on investors.

Holdings within Consumer Discretionary and Consumer Staples Detracted from Performance

Our equity holdings in consumer discretionary and consumer staples detracted the most from our relative performance. Within consumer staples, Belgium-brewer InBev declined after experiencing rising input costs and competitive pricing the last few quarters. In addition, investors became concerned about the amount of additional debt InBev will be assuming in relation to the company’s merger with Anheuser Busch. We are watching closely as the deal enters the final stages of regulatory approval and expect InBev’s management team to continue to focus on returns on invested capital regardless of the outcome.

The largest individual detractor was Fannie Mae. We sold our holdings based on the expectation that if agency debt spreads widen out dramatically the government would be forced to step in to protect the national housing market at which point the equity would be at zero or near zero; this occurred in September. Our view was that Fannie Mae and Freddie Mac were suffering from a crisis of confidence.

Another key detractor was data storage company EMC, which struggled as VMware (of which EMC owns 80%) offered conservative guidance during the first half of the period. Longer term, we viewed VMware’s competitive position to be solid. That, coupled with the fact EMC’s core data storage business had been performing well led us to add to our position.

Other stocks that negatively impacted performance included oil refiner Valero Energy. The stock declined during the first half of the period after pre-announcing weaker than expected results due to refining outages caused by equipment issues, which impacted refining margins as well as sharply rising energy prices. We subsequently exited the position.

Materials Holdings and Energy Overweight Contributed to Performance

Top contributors to the Fund’s relative performance were our select holdings within materials and an overweight in energy, which performed strongly during the first half of the period. Within energy, two holdings were among our top individual

Janus Core, Risk-Managed and Value Funds  October 31, 2008  35

Janus Growth and Income Fund (unaudited)

contributors. Peabody Energy Corp., a coal producer, and Suncor, a leader in Canadian oil-sands production, both rose significantly with the rise in energy prices during the first half of the period. We captured our gains before both sold off later in the period as energy prices declined; we redeployed the cash in opportunities that we believed offered better risk-reward potential.

Our top individual contributor to performance was Celgene Corp., a biotech leader that performed well relative to the market given the strength of the European rollout of its cancer drug Revlimid. Marvel Entertainment, a consumer discretionary holding, was also a top contributor. The movie, publishing and licensing company performed well fundamentally early in the period to be among our top contributors, but with few catalysts on the horizon we sold the position.

Portfolio Positioning

While the management of the Fund changed in November of 2007, the Fund continues to depend on Janus’ large analyst team to generate investment ideas and to conduct detailed fundamental research into each company. We have reduced our sector overweights and underweights relative to the primary benchmark in an effort to reduce the portfolio’s risk profile. The number of holdings has also been reduced in order to focus on our highest-conviction ideas in this uncertain environment in which we feel our research is truly differentiated. Finally, we focused the income-related portion of the portfolio on traditional fixed-income holdings like U.S. Treasuries, corporate bonds and select preferred holdings. The Fund also used calls and swaps to fully utilize our research process. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

We believe encouraging signs were emerging late in the period. We think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Additionally, valuations across many markets reached attractive levels. More specifically, our research found many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. Lastly, we believe there is significant cash sitting on the sidelines in money market funds and bank deposits.

While we can’t predict how long it will take for the financial markets to emerge from this crisis, we were seeing signs that the funding and credit markets were functioning again. LIBOR rates and swap spreads have been declining since the global intervention, suggesting some stability in the inter-bank lending market. Given this, we believe the seeds are being sown for a longer-term recovery.

Thank you for your investment in Janus Growth and Income Fund.

36  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

Janus Growth and Income Fund At A Glance

5 Top Performers – Holdings

Contribution

Celgene Corp.	0.12%
Marvel Entertainment	0.11%
Peabody Energy Corp.	0.09%
Suncor Energy, Inc.	0.08%
Morgan Stanley Co.	0.05%

5 Bottom Performers – Holdings

Contribution

Fannie Mae	-2.09%
EMC Corp.	-1.73%
Valero Energy Corp.	-1.55%
Inbev N.V.	-1.38%
Corning, Inc.	-1.34%

5 Top Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	-0.34%	0.44%	3.68%
Telecommunication Services	-0.51%	1.25%	3.36%
Materials	-1.43%	2.89%	3.53%
Energy	-3.01%	15.88%	13.43%
Consumer Staples	-3.92%	15.97%	10.99%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	-11.96%	24.59%	16.23%
Consumer Discretionary	-7.39%	13.26%	8.54%
Financials	-6.40%	6.45%	16.43%
Industrials	-5.17%	8.82%	11.53%
Health Care	-4.10%	10.45%	12.29%

Janus Core, Risk-Managed and Value Funds  October 31, 2008  37

Janus Growth and Income Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

CVS/Caremark Corp. Retail – Drug Store	4.1%
Oracle Corp. Enterprise Software/Services	4.1%
Hess Corp. Oil Companies – Integrated	3.7%
Roche Holding A.G. Medical – Drugs	3.4%
Nestle S.A. Food – Miscellaneous/Diversified	3.2%

18.5%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 1.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

38  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Growth and Income Fund	–43.79%	–0.94%	1.69%	9.11%	0.87%

S&P 500® Index	–36.10%	0.26%	0.40%	7.83%

Russell 1000® Growth Index	–36.95%	–1.29%	–2.10%	6.17%

Lipper Quartile	4th	3rd	1st	1st

Lipper Ranking – based on total return for Large-Cap Core Funds	852/893	386/641	70/347	8/84

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991

Janus Core, Risk-Managed and Value Funds  October 31, 2008  39

Janus Growth and Income Fund (unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$637.50	$3.58

Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.42

†	Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

40  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Janus Growth and Income Fund

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 87.1%
Advertising Sales – 0.2%
526,275	Lamar Advertising Co. – Class A*	$7,983,592
Aerospace and Defense – 2.9%
954,951	BAE Systems PLC**	5,363,795
1,107,740	Boeing Co.	57,901,569
1,603,755	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	33,550,555
		96,815,919
Agricultural Chemicals – 3.5%
210,915	Monsanto Co.	18,767,217
327,020	Potash Corporation of Saskatchewan Inc. (U.S. Shares)	27,881,725
1,869,825	Syngenta A.G. (ADR)**	69,894,058
		116,543,000
Apparel Manufacturers – 1.9%
11,458,650	Esprit Holdings, Ltd.	64,330,103
Applications Software – 1.8%
469,065	Citrix Systems, Inc.*	12,087,805
2,177,395	Microsoft Corp.	48,621,230
		60,709,035
Athletic Footwear – 1.4%
794,895	NIKE, Inc. – Class B	45,809,799
Automotive – Cars and Light Trucks – 0.3%
425,570	BMW A.G.**	11,028,446
Beverages – Non-Alcoholic – 0.6%
465,625	Coca-Cola Co.	20,515,438
Brewery – 2.8%
2,290,888	InBev N.V.**	92,353,243
Cable Television – 0.8%
1,240,400	DIRECTV Group, Inc.*	27,152,356
Casino Hotels – 1.7%
1,555,964	Crown, Ltd.	6,957,888
2,270,349	MGM Mirage*	37,369,945
220,991	Wynn Resorts, Ltd.*	13,347,856
		57,675,689
Commercial Services – Finance – 2.2%
701,775	Visa, Inc. – Class A	38,843,247
2,350,490	Western Union Co.	35,868,477
		74,711,724
Computers – 4.1%
957,209	Apple, Inc.*	102,986,116
702,255	Research In Motion, Ltd. (U.S. Shares)*	35,414,720
		138,400,836
Computers – Memory Devices – 2.2%
6,315,830	EMC Corp.*	74,400,477
Cosmetics and Toiletries – 1.0%
1,396,360	Avon Products, Inc.	34,671,619
Diversified Operations – 2.4%
5,700,000	China Merchants Holdings International Company, Ltd.	13,478,334
561,275	Danaher Corp.	33,249,931
18,748,000	Melco International Development, Ltd.	3,326,467
467,590	Siemens A.G.**	28,574,445
		78,629,177
E-Commerce/Services – 0.4%
808,145	eBay, Inc.*	12,340,374
464,365	Liberty Media Corp. – Interactive – Class A*	2,266,101
		14,606,475
Electronic Connectors – 0.4%
469,065	Amphenol Corp. – Class A	13,438,712
Enterprise Software/Services – 4.1%
7,480,205	Oracle Corp.*	136,812,950
Entertainment Software – 0.5%
748,382	Electronic Arts, Inc.*	17,048,142
Finance – Investment Bankers/Brokers – 1.5%
234,565	Credit Suisse Group (ADR)**	8,772,731
187,650	Goldman Sachs Group, Inc.	17,357,625
1,280,710	Morgan Stanley Co.	22,374,004
		48,504,360
Food – Miscellaneous/Diversified – 3.2%
2,782,270	Nestle S.A.**	108,488,802
Hotels and Motels – 0.8%
1,117,425	Starwood Hotels & Resorts Worldwide, Inc.	25,186,760
Industrial Gases – 0.5%
257,785	Praxair, Inc.	16,794,693
Medical – Biomedical and Genetic – 0.9%
465,470	Celgene Corp.*	29,911,102
Medical – Drugs – 7.9%
944,185	Allergan, Inc.	37,455,819
1,126,135	Bristol-Myers Squibb Co.	23,142,074
1,872,410	Merck & Company, Inc.	57,951,090
733,542	Roche Holding A.G.**	112,318,916
1,004,565	Wyeth	32,326,902
		263,194,801
Medical – HMO – 2.4%
717,490	Coventry Health Care, Inc.*	9,463,693
2,968,535	UnitedHealth Group, Inc.	70,443,336
		79,907,029
Medical Instruments – 0.4%
340,948	Medtronic, Inc.	13,750,433
Medical Products – 0.6%
469,130	Covidien, Ltd.	20,777,768
Networking Products – 1.0%
1,887,365	Cisco Systems, Inc.*	33,538,476
Oil Companies – Exploration and Production – 4.5%
1,842,894	EnCana Corp. (U.S. Shares)	93,821,733
706,175	EOG Resources, Inc.	57,143,681
		150,965,414
Oil Companies – Integrated – 6.5%
1,780,095	ConocoPhillips	92,600,542
2,081,480	Hess Corp.	125,325,910
		217,926,452
Optical Supplies – 1.5%
558,855	Alcon, Inc. (U.S. Shares)**	49,246,303

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  41

Janus Growth and Income Fund

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Power Converters and Power Supply Equipment – 0.8%
1,701,990	JA Solar Holdings Company, Ltd. (ADR)*	$8,169,552
1,017,785	Suntech Power Holdings Company, Ltd. (ADR)*,#	17,811,238
		25,980,790
Real Estate Operating/Development – 0.4%
5,774,175	Hang Lung Properties, Ltd.	13,952,457
Retail – Apparel and Shoe – 1.3%
2,340,530	Nordstrom, Inc.	42,340,188
Retail – Drug Store – 4.1%
4,470,865	CVS/Caremark Corp.	137,032,012
Retail – Jewelry – 0.7%
860,535	Tiffany & Co.	23,621,686
Retail – Restaurants – 1.6%
916,222	McDonald’s Corp.	53,076,740
Soap and Cleaning Preparations – 1.8%
1,402,646	Reckitt Benckiser PLC**	58,942,591
Telecommunication Equipment – 0%
2,793	Nortel Networks Corp. (U.S. Shares)*	3,491
Telecommunication Equipment – Fiber Optics – 2.0%
6,060,076	Corning, Inc.	65,630,623
Tobacco – 3.6%
2,441,140	Altria Group, Inc.	46,845,477
1,717,920	Philip Morris International, Inc.	74,677,982
		121,523,459
Web Portals/Internet Service Providers – 1.5%
134,988	Google, Inc. – Class A*	48,509,288
Wireless Equipment – 2.4%
1,666,335	Nokia Oyj (ADR)**	25,294,965
1,422,810	QUALCOMM, Inc.	54,436,711
		79,731,676

Total Common Stock (cost $3,726,307,349)		2,912,174,126

Corporate Bonds – 0.7%
Casino Hotels – 0.2%
$14,034,000	Harrahs Operating Co., Inc. 10.7500%, due 2/1/16 (144A)	4,561,050
Energy – Alternate Sources – 0.3%
23,328,000	Suntech Power Holdings Co. 3.0000%, due 3/15/13 (144A)	10,876,680
Power Converters and Power Supply Equipment – 0.2%
23,952,000	JA Solar Holdings Co. Ltd., 4.5000%, due 5/15/13	7,335,300

Total Corporate Bonds (cost $59,613,336)		22,773,030

Preferred Stock – 0.8%
Finance – Investment Bankers/Brokers – 0.5%
936,350	Citigroup, Inc., 8.1250%	15,777,497
Metal – Diversified – 0.3%
196,775	Freeport-McMoRan Copper & Gold Inc., 6.7500%	9,598,685

Total Preferred Stock (cost $41,404,401)		25,376,182

U.S. Treasury Notes/Bonds – 4.0%
	U.S. Treasury Notes/Bonds:
$56,494,000	3.2500%, due 12/31/09	57,623,880
24,730,000	2.7500%, due 7/31/10	25,298,023
24,730,000	4.8800%, due 7/31/11	26,822,381
24,730,000	3.3800%, due 7/31/13	25,456,444

Total U.S. Treasury Notes/Bonds (cost $133,309,565)		135,200,728

Purchased Options – Calls – 0.3%
12,922	ConocoPhillips (LEAPS) expires January 2009 exercise price $70.00	1,447,264
20,242	CVS/Caremark Corp. (LEAPS) expires January 2010 exercise price $35.00	7,630,828
12,156	Nordstrom, Inc. (LEAPS) expires January 2010 exercise price $40.00	962,877
12,128	Texas Instruments, Inc. (LEAPS) expires January 2010 exercise price $35.00	630,899

Total Purchased Options – Calls (premiums paid $61,557,753)		10,671,868

Money Markets – 5.2%
112,285,442	Janus Institutional Cash Management Fund – Institutional Shares, 1.46%	112,285,442
62,725,114	Janus Institutional Money Market Fund – Institutional Shares, 1.09%	62,725,114

Total Money Markets (cost $175,010,556)		175,010,556

Other Securities – 0%
24,714	Cash Collateral†	24,714
764,086	Repurchase Agreements†	764,086

Total Other Securities (cost $788,800)		788,800

Total Investments (total cost $4,197,991,760) – 98.1%		3,281,995,290

Cash, Receivables and Other Assets, net of Liabilities – 1.9%		63,705,221

Net Assets – 100%		$3,345,700,511

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$6,957,888	0.2%
Belgium	92,353,243	2.8%
Bermuda	85,107,870	2.6%
Brazil	33,550,555	1.0%
Canada	157,121,670	4.8%
Cayman Islands	33,316,089	1.0%
Finland	25,294,965	0.8%
Germany	39,602,891	1.2%
Hong Kong	30,757,259	0.9%
Switzerland	348,720,812	10.6%
United Kingdom	64,306,385	2.0%
United States††	2,364,905,663	72.1%

Total	$3,281,995,290	100.0%

††	Includes Short-Term Securities and Other Securities (66.7% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

42  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 11/12/08	19,200,000	$30,880,185	$2,143,431
Euro 11/12/08	50,000,000	63,703,346	7,023,284
Euro 12/19/08	10,800,000	13,743,326	292,694
Swiss Franc 11/12/08	51,300,000	44,256,411	2,388,425
Swiss Franc 12/19/08	31,850,000	27,501,328	100,717

Total		$180,084,596	$11,948,551

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  43

INTECH Risk-Managed Stock Fund (unaudited)	Ticker: JRMSX

Fund Snapshot
This core fund embraces the market’s natural volatility in an attempt to deliver index-beating returns with index-like risk.

Managed by INTECH

Performance Overview

For the twelve-month period ended October 31, 2008, INTECH Risk-Managed Stock Fund returned -34.82%. This compares to the -36.10% return posted by the S&P 500® Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 20 years, we have experienced twelve-month periods of similar magnitude in terms of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to control risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Risk management remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in INTECH Risk-Managed Stock Fund.

44  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

INTECH Risk-Managed Stock Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

Exxon Mobil Corp. Oil Companies – Integrated	5.1%
AT&T, Inc. Telephone – Integrated	3.4%
General Electric Co. Diversified Operations	3.0%
Procter & Gamble Co. Cosmetics and Toiletries	2.2%
Coca-Cola Co. Beverages – Non-Alcoholic	2.1%

15.8%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

Janus Core, Risk-Managed and Value Funds  October 31, 2008  45

INTECH Risk-Managed Stock Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008				Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

INTECH Risk-Managed Stock Fund	–34.82%	1.95%	5.71%	0.78%

S&P 500® Index	–36.10%	0.26%	4.45%

Lipper Quartile	2nd	1st	1st

Lipper Ranking – based on total return for Multi-Cap Core Funds	219/811	60/455	22/422

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The voluntary waiver of the Fund’s management fee terminated June 25, 2004. Without such waivers, total returns from inception to June 25, 2004 would have been lower.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

See important disclosures on the next page.

46  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

The proprietary mathematical process used by Enhanced Investment Technologies, LLC (“INTECH”) may not achieve the desired results. Since the portfolio is regularly re-balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by the risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risk to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus of janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Funds invest In foreign REITs, the Funds may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 28, 2003

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$715.00	$3.53

Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.17

†	Expenses are equal to the annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds  October 31, 2008  47

INTECH Risk-Managed Stock Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Common Stock – 99.9%
Advertising Agencies – 0.1%
67,000	Interpublic Group of Companies, Inc.*	$347,730
Aerospace and Defense – 2.0%
12,800	Boeing Co.	669,056
16,400	General Dynamics Corp.	989,248
31,300	Lockheed Martin Corp.	2,662,065
3,900	Northrop Grumman Corp.	182,871
10,000	Raytheon Co.	511,100
		5,014,340
Aerospace and Defense – Equipment – 0.5%
15,200	B.F. Goodrich Co.	555,712
14,200	United Technologies Corp.	780,432
		1,336,144
Agricultural Chemicals – 0.6%
2,600	CF Industries Holdings, Inc.	166,894
14,600	Monsanto Co.	1,299,108
		1,466,002
Agricultural Operations – 0.1%
14,600	Archer-Daniels-Midland Co.	302,658
Airlines – 0.0%
3,200	Southwest Airlines Co.	37,696
Apparel Manufacturers – 0.5%
19,200	Coach, Inc.*	395,520
14,100	Jones Apparel Group, Inc.	156,651
4,200	Polo Ralph Lauren Corp.	198,114
8,900	VF Corp.	490,390
		1,240,675
Appliances – 0.0%
700	Whirlpool Corp.	32,655
Applications Software – 1.5%
27,700	Compuware Corp.*	176,726
5,600	Intuit, Inc.*	140,336
137,100	Microsoft Corp.	3,061,443
8,900	Salesforce.com, Inc.*	275,544
		3,654,049
Athletic Footwear – 0.6%
24,600	Nike, Inc. – Class B	1,417,698
Automotive – Cars and Light Trucks – 0.1%
38,000	General Motors Corp.*	219,640
Automotive – Medium and Heavy Duty Trucks – 0.2%
13,900	Paccar, Inc.	406,436
Automotive – Truck Parts and Equipment – Original – 0.5%
66,700	Johnson Controls, Inc.	1,182,591
Beverages – Non-Alcoholic – 3.4%
116,100	Coca-Cola Co.	5,115,366
20,400	Coca-Cola Enterprises, Inc.	205,020
6,100	Dr. Pepper Snapple Group, Inc.*	139,690
3,100	Pepsi Bottling Group, Inc.	71,672
48,800	PepsiCo, Inc.	2,782,088
		8,313,836
Beverages – Wine and Spirits – 0.2%
11,875	Brown-Forman Corp. – Class B	539,125
400	Constellation Brands, Inc. – Class A*	5,016
		544,141
Brewery – 0.2%
2,700	Anheuser-Busch Companies, Inc.	167,481
8,500	Molson Coors Brewing Co. – Class B	317,560
		485,041
Building – Residential and Commercial – 0.9%
33,500	Centex Corp.*	410,375
64,200	D.R. Horton, Inc.	473,796
21,000	KB Home	350,490
43,900	Lennar Corp. – Class A	339,786
62,300	Pulte Homes, Inc.	694,022
		2,268,469
Cable Television – 1.0%
43,400	Comcast Corp. – Class A	683,984
49,200	DIRECTV Group, Inc.*	1,076,988
20,900	Scripps Networks, International	593,560
		2,354,532
Casino Services – 0.1%
12,800	International Game Technology	179,200
Chemicals – Diversified – 0.3%
2,400	Dow Chemical Co.	64,008
12,500	E.I. du Pont de Nemours and Co.	400,000
1,700	PPG Industries, Inc.	84,286
1,700	Rohm & Haas Co.	119,595
		667,889
Chemicals – Specialty – 0.7%
5,700	Eastman Chemical Co.	230,223
9,800	Ecolab, Inc.	365,148
23,700	Sigma-Aldrich Corp.	1,039,482
		1,634,853
Coal – 0.7%
27,400	Consol Energy, Inc.	860,086
19,400	Massey Energy Co.	447,946
8,800	Peabody Energy Corp.	303,688
		1,611,720
Commercial Banks – 0.6%
24,000	BB&T Corp.	860,400
5,000	M&T Bank Corp.	405,500
19,100	Regions Financial Corp.	211,819
3,100	Zions Bancorporation	118,141
		1,595,860
Commercial Services – 0.1%
21,600	Convergys Corp.*	166,104
Commercial Services – Finance – 1.4%
12,300	Equifax, Inc.	320,784
40,000	H&R Block, Inc.	788,800
7,100	MasterCard, Inc. – Class A	1,049,522
27,700	Moody’s Corp.	709,120
37,500	Western Union Co.	572,250
		3,440,476
Computer Services – 0.4%
21,300	Affiliated Computer Services, Inc. – Class A*	873,300

See Notes to Schedules of Investments and Financial Statements.

48  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Computers – 3.7%
21,500	Apple, Inc.*	$2,313,185
90,100	Hewlett-Packard Co.	3,449,028
36,200	IBM Corp.	3,365,514
		9,127,727
Computers – Memory Devices – 0.3%
36,300	EMC Corp.*	427,614
17,300	Network Appliance, Inc.*	234,069
		661,683
Computers – Peripheral Equipment – 0.0%
4,200	Lexmark International Group, Inc. – Class A*	108,486
Containers – Metal and Glass – 0.1%
7,100	Ball Corp.	242,820
Containers – Paper and Plastic – 0.4%
5,600	Bemis Company, Inc.	139,104
3,100	Pactiv Corp.*	73,036
42,300	Sealed Air Corp.	715,716
		927,856
Cosmetics and Toiletries – 3.4%
9,200	Avon Products, Inc.	228,436
41,300	Colgate-Palmolive Co.	2,591,988
5,000	Estee Lauder Companies, Inc. – Class A	180,200
83,887	Procter & Gamble Co.	5,414,067
		8,414,691
Cruise Lines – 0.1%
10,900	Carnival Corp. (U.S. Shares)	276,860
Data Processing and Management – 0.1%
4,900	Fiserv, Inc.*	163,464
Dental Supplies and Equipment – 0.1%
6,000	Patterson Companies, Inc.*	151,980
Disposable Medical Products – 0.2%
4,200	C.R. Bard, Inc.	370,650
Distribution/Wholesale – 0.1%
6,500	Fastenal Co.	261,690
300	W.W. Grainger, Inc.	23,571
		285,261
Diversified Financial Services – 0.0%
1,100	IntercontinentalExchange, Inc.*	94,116
Diversified Operations – 5.5%
9,100	3M Co.	585,130
1,000	Danaher Corp.	59,240
9,000	Dover Corp.	285,930
383,200	General Electric Co.	7,476,233
57,200	Honeywell International, Inc.	1,741,740
2,300	Illinois Tool Works, Inc.	76,797
17,453	Ingersoll-Rand Co. – Class A	322,008
12,600	Leggett & Platt, Inc.	218,736
47,300	Leucadia National Corp.	1,269,532
1,100	Parker Hannifin Corp.	42,647
23,700	Textron, Inc.	419,490
31,000	Tyco International, Ltd.	783,680
		13,281,163
E-Commerce/Products – 0.5%
23,700	Amazon.com, Inc.*	1,356,588
Electric – Integrated – 4.8%
2,500	Allegheny Energy, Inc.	75,375
500	Ameren Corp.	16,225
15,000	American Electric Power Company, Inc.	489,450
18,800	Constellation Energy Group, Inc.	455,148
2,800	Edison International	99,652
26,300	Entergy Corp.	2,052,715
1,900	Exelon Corp.	103,056
24,300	FirstEnergy Corp.	1,267,488
60,900	FPL Group, Inc.	2,876,916
1,300	PG&E Corp.	47,671
700	Pinnacle West Capital Corp.	22,155
72,200	PPL Corp.	2,369,604
36,000	Public Service Enterprise Group, Inc.	1,013,400
11,200	Southern Co.	384,608
24,600	Teco Energy, Inc.	283,884
9,600	Xcel Energy, Inc.	167,232
		11,724,579
Electric Products – Miscellaneous – 0.1%
7,600	Emerson Electric Co.	248,748
Electronic Components – Miscellaneous – 0.2%
31,200	Tyco Electronics, Ltd.	606,528
Electronic Components – Semiconductors – 1.3%
4,400	Altera Corp.	76,340
70,000	Intel Corp.	1,120,000
68,200	LSI Corp.*	262,570
14,800	MEMC Electronic Materials, Inc.*	272,024
19,700	Microchip Technology, Inc.	485,211
37,400	QLogic Corp.*	449,548
10,400	Texas Instruments, Inc.	203,424
18,900	Xilinx, Inc.	348,138
		3,217,255
Electronic Connectors – 0.1%
5,000	Amphenol Corp. – Class A	143,250
Electronic Forms – 0.0%
2,000	Adobe Systems, Inc.*	53,280
Electronics – Military – 0.2%
7,600	L-3 Communications Holdings, Inc.	616,892
Engineering – Research and Development Services – 0.7%
21,700	Fluor Corp.	866,481
23,200	Jacobs Engineering Group, Inc.*	845,176
		1,711,657
Engines – Internal Combustion – 0.2%
20,000	Cummins, Inc.	517,000
Enterprise Software/Services – 0.9%
18,400	BMC Software, Inc.*	475,088
2,900	CA, Inc.	51,620
88,942	Oracle Corp.*	1,626,749
		2,153,457
Entertainment Software – 0.0%
2,200	Electronic Arts, Inc.*	50,116
Fiduciary Banks – 0.9%
11,100	Bank of New York Mellon Corp.	361,860
20,100	Northern Trust Corp.	1,131,831
17,600	State Street Corp.	762,960
		2,256,651

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  49

INTECH Risk-Managed Stock Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Filtration and Separations Products – 0.0%
2,400	Pall Corp.	$63,384
Finance – Commercial – 0.0%
7,900	CIT Group, Inc.	32,706
Finance – Credit Card – 0.0%
4,800	Discover Financial Services	58,800
Finance – Investment Bankers/Brokers – 1.2%
17,700	Charles Schwab Corp.	338,424
6,900	Citigroup, Inc.	94,185
8,100	Goldman Sachs Group, Inc.	749,250
32,540	J.P. Morgan Chase & Co.	1,342,275
13,600	Merrill Lynch & Company, Inc.	252,824
16,000	Morgan Stanley Co.	279,520
		3,056,478
Finance – Other Services – 0.1%
400	CME Group, Inc.	112,860
3,600	Nasdaq Stock Market, Inc.*	116,856
4,000	NYSE Euronext	120,720
		350,436
Financial Guarantee Insurance – 0.0%
7,700	MBIA, Inc.*	75,691
Food – Meat Products – 0.1%
31,400	Tyson Foods, Inc. – Class A	274,436
Food – Miscellaneous/Diversified – 0.6%
3,700	General Mills, Inc.	250,638
13,400	H.J. Heinz Co.	587,188
8,100	Kellogg Co.	408,402
9,700	Kraft Foods, Inc. – Class A	282,658
1,500	McCormick & Company, Inc.	50,490
		1,579,376
Food – Retail – 0.9%
60,700	Kroger Co.	1,666,822
18,500	Safeway, Inc.	393,495
14,200	Whole Foods Market, Inc.*	152,224
		2,212,541
Food – Wholesale/Distribution – 0.0%
1,800	Sysco Corp.	47,160
Forestry – 0.2%
8,500	Plum Creek Timber Company, Inc.	316,880
5,600	Weyerhaeuser Co.	214,032
		530,912
Gas – Distribution – 0.1%
4,800	NiSource, Inc.	62,208
1,600	Sempra Energy Co.	68,144
		130,352
Gold Mining – 0.1%
4,800	Newmont Mining Corp.	126,432
Hotels and Motels – 0.2%
5,500	Marriott International, Inc. – Class A	114,785
17,600	Starwood Hotels & Resorts Worldwide, Inc.	396,704
		511,489
Human Resources – 0.0%
6,500	Robert Half International, Inc.	122,655
Industrial Gases – 0.6%
11,400	Air Products and Chemicals, Inc.	662,682
11,600	Praxair, Inc.	755,740
		1,418,422
Instruments – Scientific – 0.8%
16,400	Applera Corp. – Applied Biosystems Group	505,612
5,000	PerkinElmer, Inc.	89,700
34,200	Thermo Fisher Scientific, Inc.*	1,388,520
		1,983,832
Insurance Brokers – 0.3%
2,300	Aon Corp.	97,290
18,700	Marsh & McLennan Companies, Inc.	548,284
		645,574
Internet Infrastructure Software – 0.1%
13,500	Akamai Technologies, Inc.*	194,130
Internet Security – 0.4%
51,100	Symantec Corp.*	642,838
18,700	VeriSign, Inc.*	396,440
		1,039,278
Investment Companies – 0.0%
6,100	American Capital Strategies, Ltd.	85,705
Investment Management and Advisory Services – 0.5%
20,000	Federated Investors, Inc. – Class B	484,000
12,300	Invesco, Ltd. (U.S. Shares)	183,393
17,000	T. Rowe Price Group, Inc.	672,180
		1,339,573
Life and Health Insurance – 1.1%
30,400	AFLAC, Inc.	1,346,112
14,400	Principal Financial Group, Inc.	273,456
6,400	Prudential Financial, Inc.	192,000
6,500	Torchmark Corp.	271,505
33,600	UnumProvident Corp.	529,200
		2,612,273
Machinery – Construction and Mining – 0.5%
33,700	Caterpillar, Inc.	1,286,329
3,800	Terex Corp.*	63,422
		1,349,751
Machinery – Farm – 0.4%
25,700	Deere & Co.	990,992
Machinery – Pumps – 0.1%
3,300	Flowserve Corp.	187,836
Medical – Biomedical and Genetic – 0.9%
3,400	Amgen, Inc.*	203,626
3,100	Biogen Idec, Inc.*	131,905
9,500	Celgene Corp.*	610,470
7,800	Genzyme Corp.*	568,464
16,800	Gilead Sciences, Inc.*	770,280
		2,284,745
Medical – Drugs – 3.1%
35,600	Abbott Laboratories	1,963,340
2,000	Allergan, Inc.	79,340
9,800	Bristol-Myers Squibb Co.	201,390
6,000	Eli Lilly and Co.	202,920
10,200	Forest Laboratories, Inc.*	236,946
45,800	King Pharmaceuticals, Inc.*	402,582

See Notes to Schedules of Investments and Financial Statements.

50  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Medical – Drugs – (continued)
123,600	Merck & Company, Inc.	$3,825,420
38,100	Pfizer, Inc.	674,751
4,800	Wyeth	154,464
		7,741,153
Medical – Generic Drugs – 0.2%
3,100	Barr Pharmaceuticals, Inc.*	199,206
21,600	Mylan Laboratories, Inc.*	185,112
1,200	Watson Pharmaceuticals, Inc.*	31,404
		415,722
Medical – HMO – 0.3%
5,400	Aetna, Inc.	134,298
42,000	CIGNA Corp.	684,600
1,100	Humana, Inc.*	32,549
		851,447
Medical – Hospitals – 0.2%
104,300	Tenet Healthcare Corp.*	456,834
Medical – Wholesale Drug Distributors – 0.0%
1,500	AmerisourceBergen Corp.	46,905
1,200	Cardinal Health, Inc.	45,840
		92,745
Medical Instruments – 0.5%
69,100	Boston Scientific Corp.*	623,973
1,000	Intuitive Surgical, Inc.*	172,790
5,500	Medtronic, Inc.	221,815
3,400	St. Jude Medical, Inc.*	129,302
		1,147,880
Medical Labs and Testing Services – 0.1%
5,600	Quest Diagnostics, Inc.	262,080
Medical Products – 3.7%
34,600	Baxter International, Inc.	2,092,954
7,800	Becton, Dickinson and Co.	541,320
16,800	Covidien, Ltd.	744,072
4,300	Hospira, Inc.*	119,626
46,000	Johnson & Johnson	2,821,640
29,100	Stryker Corp.	1,555,686
20,800	Varian Medical Systems, Inc.*	946,608
7,800	Zimmer Holdings, Inc.*	362,154
		9,184,060
Metal – Aluminum – 0.0%
7,600	Alcoa, Inc.	87,476
Metal – Diversified – 0.1%
5,104	Freeport-McMoRan Copper & Gold, Inc. – Class B	148,526
Metal Processors and Fabricators – 0.4%
13,800	Precision Castparts Corp.	894,378
Multi-Line Insurance – 1.6%
3,900	Allstate Corp.	102,921
16,900	American International Group, Inc.*	32,279
19,200	Assurant, Inc.	489,216
3,300	Cincinnati Financial Corp.	85,767
94,100	Loews Corp.	3,125,061
4,500	MetLife, Inc.	149,490
		3,984,734
Multimedia – 0.6%
10,600	McGraw-Hill Companies, Inc.	284,504
37,800	News Corporation, Inc. – Class A	402,192
5,900	Time Warner, Inc.	59,531
11,600	Viacom, Inc. – Class B*	234,552
16,500	Walt Disney Co.	427,350
		1,408,129
Networking Products – 1.1%
131,700	Cisco Systems, Inc.*	2,340,309
14,500	Juniper Networks, Inc.*	271,730
		2,612,039
Non-Hazardous Waste Disposal – 0.2%
32,500	Allied Waste Industries, Inc.*	338,650
3,400	Waste Management, Inc.	106,182
		444,832
Oil – Field Services – 1.5%
10,300	BJ Services Co.	132,355
4,800	Halliburton Co.	94,992
27,600	Schlumberger, Ltd. (U.S. Shares)	1,425,540
15,200	Smith International, Inc.	524,096
9,534	Transocean, Inc.*	784,934
40,500	Weatherford International, Ltd.*	683,640
		3,645,557
Oil and Gas Drilling – 0.3%
6,400	Ensco International, Inc.	243,264
24,900	Nabors Industries, Ltd.*	358,062
1,600	Noble Corp.	51,536
		652,862
Oil Companies – Exploration and Production – 3.5%
26,900	Anadarko Petroleum Corp.	949,570
8,800	Apache Corp.	724,504
24,500	Cabot Oil & Gas Corp.	687,715
17,100	Chesapeake Energy Corp.	375,687
7,100	Devon Energy Corp.	574,106
13,700	EOG Resources, Inc.	1,108,604
3,300	Noble Energy, Inc.	171,006
25,900	Occidental Petroleum Corp.	1,438,486
10,400	Pioneer Natural Resources Co.	289,432
7,200	Questar Corp.	248,112
20,200	Range Resources Corp.	852,844
26,000	Southwestern Energy Co.*	926,120
11,000	XTO Energy, Inc.	395,450
		8,741,636
Oil Companies – Integrated – 8.7%
61,833	Chevron Corp.	4,612,742
37,800	ConocoPhillips	1,966,356
168,400	Exxon Mobil Corp.	12,481,809
12,900	Hess Corp.	776,709
18,322	Marathon Oil Corp.	533,170
16,000	Murphy Oil Corp.	810,240
		21,181,026
Oil Field Machinery and Equipment – 0.4%
1,200	Cameron International Corp.*	29,112
29,000	National-Oilwell Varco, Inc.*	866,810
		895,922
Oil Refining and Marketing – 0.1%
6,000	Valero Energy Corp.	123,480

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  51

INTECH Risk-Managed Stock Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Pharmacy Services – 1.2%
15,400	Express Scripts, Inc. – Class A*	$933,394
51,334	Medco Health Solutions, Inc.*	1,948,125
		2,881,519
Property and Casualty Insurance – 0.3%
1,900	Chubb Corp.	98,458
35,000	Progressive Corp.	499,450
3,600	Travelers Companies, Inc.	153,180
		751,088
Publishing – Newspapers – 0.0%
10,500	New York Times Co. – Class A	105,000
Quarrying – 0.1%
3,700	Vulcan Materials Co.	200,836
Real Estate Management/Services – 0.1%
36,200	CB Richard Ellis Group, Inc. – Class A*	253,762
REIT – Apartments – 0.6%
38,753	Apartment Investment & Management Co. – Class A	566,956
1,200	Avalonbay Communities, Inc.	85,224
25,800	Equity Residential	901,194
		1,553,374
REIT – Health Care – 0.5%
42,900	HCP, Inc.	1,283,997
REIT – Office Property – 0.2%
8,500	Boston Properties, Inc.	602,480
REIT – Regional Malls – 0.3%
11,200	Simon Property Group, Inc.	750,736
REIT – Shopping Centers – 0.1%
2,600	Developers Diversified Realty Corp.	34,242
12,000	Kimco Realty Corp.	270,960
		305,202
REIT – Storage – 0.6%
18,200	Public Storage	1,483,300
REIT – Warehouse/Industrial – 0.1%
9,900	ProLogis	138,600
Retail – Apparel and Shoe – 0.3%
10,600	Abercrombie & Fitch Co. – Class A	306,976
27,100	Gap, Inc.	350,674
5,000	Limited, Inc.	59,900
3,900	Nordstrom, Inc.	70,551
		788,101
Retail – Auto Parts – 0.2%
4,400	AutoZone, Inc.*	560,076
Retail – Automobile – 0.0%
16,100	Auto Nation, Inc.*	110,607
Retail – Bedding – 0.1%
9,200	Bed Bath & Beyond, Inc.*	237,084
Retail – Building Products – 0.4%
25,800	Home Depot, Inc.	608,622
17,900	Lowe’s Companies, Inc.	388,430
		997,052
Retail – Computer Equipment – 0.2%
15,100	GameStop Corp. – Class A*	413,589
Retail – Consumer Electronics – 0.2%
15,600	Best Buy Company, Inc.	418,236
Retail – Discount – 1.2%
8,700	Big Lots, Inc.*	212,541
7,100	Costco Wholesale Corp.	404,771
3,500	Family Dollar Stores, Inc.	94,185
3,600	Target Corp.	144,432
36,700	Wal-Mart Stores, Inc.	2,048,227
		2,904,156
Retail – Drug Store – 0.5%
42,399	CVS/Caremark Corp.	1,299,529
Retail – Jewelry – 0.1%
8,700	Tiffany & Co.	238,815
Retail – Major Department Stores – 0.4%
36,500	TJX Companies, Inc.	976,740
Retail – Office Supplies – 0.4%
12,000	Office Depot, Inc.*	43,200
54,500	Staples, Inc.	1,058,935
		1,102,135
Retail – Regional Department Stores – 0.0%
1,700	Kohl’s Corp.*	59,721
Retail – Restaurants – 1.8%
64,100	McDonald’s Corp.	3,713,313
21,300	Yum! Brands, Inc.	617,913
		4,331,226
Rubber – Tires – 0.2%
48,200	Goodyear Tire & Rubber Co.*	429,944
Savings/Loan/Thrifts – 0.8%
105,900	Hudson City Bancorp, Inc.	1,991,979
Schools – 0.1%
4,800	Apollo Group, Inc. – Class A*	333,648
Semiconductor Components/Integrated Circuits – 0.2%
9,200	Analog Devices, Inc.	196,512
8,600	Linear Technology Corp.	195,048
		391,560
Semiconductor Equipment – 0.1%
9,700	Applied Materials, Inc.	125,227
40,500	Teradyne, Inc.*	206,550
		331,777
Steel – Producers – 0.5%
21,600	AK Steel Holding Corp.	300,672
13,600	Nucor Corp.	550,936
12,100	United States Steel Corp.	446,248
		1,297,856
Super-Regional Banks – 2.4%
122,926	Bank of America Corp.	2,971,121
4,000	Capital One Financial Corp.	156,480
2,300	Comerica, Inc.	63,457
7,100	PNC Bank Corp.	473,357
37,600	U.S. Bancorp	1,120,856
6,200	Wachovia Corp.	39,742
31,800	Wells Fargo & Co.	1,082,790
		5,907,803
Telecommunication Equipment – 0.0%
3,200	Harris Corp.	115,040

See Notes to Schedules of Investments and Financial Statements.

52  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Telecommunication Equipment – Fiber Optics – 0.3%
64,600	Corning, Inc.	$699,618
Telephone – Integrated – 3.7%
313,453	AT&T, Inc.	8,391,137
26,000	Verizon Communications, Inc.	771,420
		9,162,557
Tobacco – 0.7%
31,300	Altria Group, Inc.	600,647
26,400	Philip Morris International, Inc.	1,147,608
1,500	UST, Inc.	101,385
		1,849,640
Tools – Hand Held – 0.2%
15,200	Snap-On, Inc.	561,640
Toys – 0.5%
31,000	Hasbro, Inc.	901,170
20,200	Mattel, Inc.	303,404
		1,204,574
Transportation – Railroad – 2.1%
17,600	Burlington Northern Santa Fe Corp.	1,567,456
33,800	CSX Corp.	1,545,336
14,300	Norfolk Southern Corp.	857,142
19,200	Union Pacific Corp.	1,281,984
		5,251,918
Transportation – Services – 0.8%
12,600	C.H. Robinson Worldwide, Inc.	652,428
6,600	Expeditors International of Washington, Inc.	215,490
1,000	FedEx Corp.	65,370
18,800	Ryder System, Inc.	744,856
5,300	United Parcel Service, Inc. – Class B	279,734
		1,957,878
Web Portals/Internet Service Providers – 0.6%
3,400	Google, Inc. – Class A*	1,221,824
18,200	Yahoo!, Inc.*	233,324
		1,455,148
Wireless Equipment – 0.4%
27,300	Qualcomm, Inc.	1,044,498

Total Common Stock (cost $301,475,153)		246,568,009

Total Investments (total cost $301,475,153) – 99.9%		246,568,009

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		367,468

Net Assets – 100%		$246,935,477

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$3,681,383	1.5%
Cayman Islands	836,470	0.3%
Netherlands	1,425,540	0.6%
Panama	276,860	0.1%
United States	240,347,756	97.5%

Total	$246,568,009	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  53

Janus Mid Cap Value Fund (unaudited)	Ticker: JMCVX

Fund Snapshot
This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Managed by
Perkins, Wolf, McDonnell
and Company, LLC

Performance Overview

During the 12 months ended October 31, 2008, Janus Mid Cap Value Fund’s Investor Shares and Institutional Shares returned -28.59% and -28.49%, respectively, outperforming the Fund’s benchmark, the Russell Midcap® Value Index, which returned -38.83%. The S&P MidCap 400® Index declined -36.46% and the S&P 500® Index was down -36.10% during the same period. As significant Fundholders ourselves, we are not happy with the results. However, we take some solace in the fact that our losses are somewhat less than the indexes.

This marks the Fund’s tenth full year. During that ten-year period the compounded annual return of the Fund’s Investor Shares was 11.36% compared to 5.74% for the Russell Midcap® Value Index, 6.71% for the S&P Midcap 400 and 0.40% for the S&P 500. Interestingly, this period encompasses two bear markets and 27 quarters of positive returns for the Russell Midcap® Value Index and 13 quarters of negative returns. We are pleased to have outperformed during these challenging times. We believe that our disciplined focus on balance sheets, cash flows and valuation levels has served us well for 30 years and should continue to do so.

Economic Environment

The months of September and October witnessed the full flowering of an historic challenge to the U.S. and global financial systems. The subprime mortgage problem that became fully apparent early last year was the first chink in the pyramid of leverage that has been built over the past decades. The last weeks of the period saw the impact of the interconnection and lack of transparency and liquidity on major financial institutions. This resulted in the credit markets, the fuel for economic activity, becoming virtually frozen. The impact of this liquidity squeeze has likely yet to be totally reflected in economic data. In a system which has tens of trillions of dollars in derivatives and complicated counterparty risks, it is unclear whether the government bailout will work. Once lost, confidence is typically difficult to restore. This has likely created the greatest financial crisis since the 1930s and near panic in the financial markets.

As has been the case throughout this market’s downturn, our standard investment approach emphasizing balance sheet strength, strong free cash flow and stock valuations assuming relatively low expectations has allowed our portfolio to hold up better than the indexes. We believe that in an uncertain financial environment it is likely that stocks with these characteristics will suffer less downside risk. Our stocks may or may not fully participate in a short-term market rally, but we believe by doing fairly well in the downturn the likelihood is they will outperform over the full cycle. We are focused on the long term and the favorable impact that somewhat containing losses has on compounding returns for the Fund.

Holdings That Contributed to Performance

For the last 12-month period our holdings in each major sector, other than materials and utilities, had positive stock selection. However, our overweighting in the energy and technology sectors as well as our underweighting in utilities offset part of the benefit of our stock selection. Other positive factors, but of a lesser magnitude, were our cash position and our small investment in index puts.

Two of the largest individual stock contributors in the past 12 months were Foundry Networks and Barr Pharmaceuticals, both of which received takeover bids from strategic corporate buyers. In each year other than 2002, merger and acquisition activity has had a positive impact on the Fund. While private equity activity is likely to decline from the record levels seen in recent years, we believe that strategic and/or foreign buyers could step in. This buyout activity is reinforcement of our belief that our long-standing investment process has been successful in identifying strong, attractively valued franchises.

Interestingly, two regional banks, BB&T and City National, and Raymond James Financial, the largest independent brokerage firm, also provided good positive returns. Each of these financial franchises was bought early in the period after their stocks had suffered significant declines. Our positions were later reduced as the stocks had substantial rebounds making their risk/reward profile less attractive to us.

Detractors

While some of our best-performing stocks during the 12-month period came from the financial sector and our stock selection was better than that of the index, the group had our two worst stocks, AllianceBernstein Holding and Protective Life. AllianceBernstein has suffered along with other money managers, as assets under management have declined due to weak markets and fund outflows. We believe AllianceBernstein and this group in general have less than average balance sheet issues and should resume growth as

54  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

markets improve. Thus, we remained overweighted AllianceBernstein and the asset management subgroup. We believe Protective Life has also been negatively impacted by soft markets. Unfortunately, unlike the asset managers, we believe Protective has a more tenuous balance sheet and might have to raise capital. Thus, we have reduced our position in the stock.

As oil prices fell from a peak of $147 per barrel to recent levels in the $60s, the energy sector was the market’s worst performing group in the past six months (for the 12 months it was slightly better than average). Although our stock selection spared us the full extent of the decline, some of our energy holdings, such as Frontier Oil and Sandridge Energy were among our largest detractors. We believe that the long-term supply/demand will support higher prices for the commodity, so we remained overweighted the sector relative to the index.

Market Outlook

We believe the U.S. economy is in a multi-year credit contraction and that it will likely be at least several more months before we can define the magnitude of the impact of this deleveraging on the world economy. It is important to note that much of the growth of the past decade was a result of consumers and corporations increasing debt. The corollary of that phenomenon is that growth for several years will likely be inhibited by rebuilding balance sheets. Until the depth of the downturn becomes clearer there might be interim rallies, but the market is likely susceptible to at least as much risk as reward. Current economic and earnings estimates do not reflect the severity of the financial situation, in our opinion. We believe stock valuations, which have had a considerable reversion to their mean, might overshoot to the downside. In fact, it is difficult for us to measure valuation because we don’t know the depth of the earnings decline. Relatedly, volatility has been at an all time high (for example in October daily price movement was above 4% compared to less than 1% in recent years) and is likely to remain elevated.

In many ways the current environment reminds us of the early 1970s when we began managing portfolios. Clearly there are differences – interest rates, inflation and unemployment were much higher, and the post Watergate, Vietnam and racial tensions created a strained political environment perhaps worse than the current one. However, financial leverage is much greater now and valuation levels might be higher. It took markets in the 1970s many years to make progress, and it could be the same this time. But, if this market is viewed as a secular bear market beginning in 2000, we probably have suffered most of the decline in magnitude and duration. Unfortunately, it must be recognized that there is also a small chance that the current economic crisis could spiral down and the stock market could continue to decline as it did in the 1930s.

We started in the investment business in the late 1960s working for an investor whose career began in the 1930s. In that period he learned the importance of strong balance sheets, positive cash flows and valuations. He imparted those principles to us and it has served us well over the long term. In the current market environment, we are finding many stocks that fit these criteria of attractiveness. While these stocks are subject to market weakness we believe they will provide above average long-term returns as the market stabilizes and moves into a more positive trend.

In terms of sector positioning, the relative exposures versus the benchmark remained as they have been for some time. At the end of October, we were overweight in energy, health care and information technology and underweight in consumer discretionary, financials and utilities. The relative weightings are more a reflection of the number of attractively valued stock opportunities we find within a sector than any macro-influenced sector allocation decision. Incidentally, we have been surprised that, in general, small caps have performed relatively well compared to large caps, although the gap narrowed late in the period. We continue to think large caps have better risk/reward characteristics than small caps, but we are taking advantage of volatility in selected smaller mid caps to establish or increase positions.

Given our guarded view of the economy and the markets, we have maintained a position in index puts. Although the position weighed on performance early in the calendar year, it added to performance in the steep market decline of September and October, which offset some of the market’s impact on our stock positions. The position overall was a net positive for the period. We think this small investment is in line with our sensitivity to the need to preserve capital and our objective of continuing to provide consistent, above average long-term investment returns on both an absolute and relative basis. Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Thank you for your investment in Janus Mid Cap Value Fund.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  55

Janus Mid Cap Value Fund (unaudited)

Janus Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Southwestern Energy Co.	0.28%
Covidien, Ltd.	0.25%
Raymond James Financial, Inc.	0.24%
Foundry Networks, Inc.	0.22%
City National Corp.	0.20%

5 Bottom Performers – Holdings

Contribution

AllianceBernstein Holding L.P.	-1.74%
Protective Life Corp.	-1.44%
Invesco, Ltd. (U.S. Shares)	-0.71%
Thomas & Betts Corp.	-0.70%
Alcoa, Inc.	-0.69%

5 Top Performers – Sectors

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	-0.66%	5.66%	7.63%
Telecommunication Services	-0.86%	1.72%	1.74%
Utilities	-1.28%	5.14%	13.90%
Health Care	-2.95%	11.50%	3.25%
Materials	-3.16%	6.78%	6.96%

5 Bottom Performers – Sectors

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-9.11%	23.41%	29.47%
Energy	-4.64%	13.80%	8.06%
Information Technology	-4.04%	9.68%	6.67%
Consumer Discretionary	-3.66%	10.13%	12.84%
Industrials	-3.40%	12.18%	9.49%

56  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

Berkshire Hathaway, Inc. – Class B Reinsurance	2.1%
People’s United Financial, Inc. Savings/Loan/Thrifts	1.7%
URS Corp. Engineering – Research and Development Services	1.7%
Cardinal Health, Inc. Medical – Wholesale Drug Distributors	1.4%
Lubrizol Corp. Chemicals – Specialty	1.4%

8.3%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 0.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

Janus Core, Risk-Managed and Value Funds  October 31, 2008  57

Janus Mid Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008					Expense Ratios – for the fiscal year ended October 31, 2007
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Mid Cap Value Fund
Investor Shares	–28.59%	5.33%	11.36%	11.70%	0.87%	0.87%
Institutional Shares(1)	–28.49%	5.50%	11.49%	11.83%	0.82%	0.78%

Russell Midcap® Value Index	–38.83%	2.97%	5.74%	5.54%

Lipper Quartile	1st	1st	1st	1st

Lipper Ranking – based on total return for Mid-Cap Value Funds	16/362	6/213	2/75	2/65

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund’s Institutional Shares to the level indicated until at least March 1, 2009. Total returns shown include fee waivers, if any, and without such waivers, the total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

See important disclosures on the next page.

58  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Berger Mid Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund – Investor Shares are those of Berger Mid Cap Value Fund – Investor Shares. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund – Institutional Shares are those of Berger Mid Cap Value Fund – Institutional Shares for the period May 17, 2002 to April 17, 2003 and Berger Mid Cap Value Fund — Investor Shares for periods prior to May 17, 2002.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Investor share class only; other classes may have different performance characteristics.

August 13, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – August 12, 1998

(1) Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Investor Shares	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$742.10	$4.69

Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.43

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$742.10	$4.03

Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.67

†	Expenses are equal to the annualized expense ratio of 1.07% for Investor Shares and 0.92% for Institutional Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital for Institutional Shares.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  59

Janus Mid Cap Value Fund

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 90.0%
Advertising Agencies – 0.5%
1,000,000	Omnicom Group, Inc.	$29,540,000
Aerospace and Defense – 0.8%
1,200,000	Rockwell Collins, Inc.	44,676,000
Agricultural Chemicals – 0.1%
200,000	Mosaic Co.	7,882,000
Applications Software – 0.5%
1,100,000	Intuit, Inc.*	27,566,000
Automotive – Truck Parts and Equipment – Original – 0.2%
340,000	Magna International, Inc. – Class A (U.S. Shares)	11,495,400
Beverages – Non-Alcoholic – 0.3%
300,000	PepsiCo, Inc.	17,103,000
Brewery – 0.8%
1,150,000	Molson Coors Brewing Co. – Class B	42,964,000
Building – Residential and Commercial – 0.7%
600,000	Centex Corp.*	7,350,000
1,000,000	KB Home	16,690,000
1,200,000	Pulte Homes, Inc.	13,368,000
		37,408,000
Cable Television – 0.2%
700,000	Comcast Corp. – Class A	11,032,000
Chemicals – Specialty – 1.4%
2,082,800	Lubrizol Corp.	78,271,624
Coal – 0.6%
1,600,000	Arch Coal, Inc.	34,256,000
Commer Banks – 1.4%
400,000	BB&T Corp.	14,340,000
349,014	City National Corp.	18,682,719
4,300,000	Synovus Financial Corp.	44,419,000
		77,441,719
Computers – Integrated Systems – 2.6%
2,200,000	Diebold, Inc.	65,384,000
4,200,000	NCR Corp.*	76,776,000
		142,160,000
Consumer Products – Miscellaneous – 0.9%
785,000	Kimberly-Clark Corp.	48,112,650
Containers – Metal and Glass – 1.1%
1,700,000	Ball Corp.	58,140,000
Containers – Paper and Plastic – 0.9%
1,699,979	Pactiv Corp.*	40,051,505
1,300,000	Temple-Inland, Inc.	7,709,000
		47,760,505
Cosmetics and Toiletries – 0.6%
515,000	Procter & Gamble Co.	33,238,100
Data Processing and Management – 0.3%
430,000	Fiserv, Inc.*	14,344,800
Distribution/Wholesale – 1.0%
1,600,000	Tech Data Corp.*	34,320,000
300,100	W.W. Grainger, Inc.	23,578,857
		57,898,857
Diversified Operations – 1.3%
500,000	Illinois Tool Works, Inc.	16,695,000
2,204,967	Tyco International, Ltd.	55,741,566
		72,436,566
E-Commerce/Services – 0.8%
1,500,000	eBay, Inc.*	22,905,000
1,250,000	IAC/InterActiveCorp*	20,950,000
		43,855,000
Electric – Integrated – 3.2%
2,000,000	DPL, Inc.	45,620,000
450,000	FPL Group, Inc.	21,258,000
1,560,000	PPL Corp.	51,199,200
2,050,000	Public Service Enterprise Group, Inc.	57,707,500
		175,784,700
Electric Products – Miscellaneous – 0.3%
478,400	Emerson Electric Co.	15,658,032
Electronic Components – Miscellaneous – 0.3%
4,000,000	Vishay Intertechnology, Inc.*	17,240,000
Electronic Components – Semiconductors – 0.4%
1,200,000	Texas Instruments, Inc.	23,472,000
Electronic Connectors – 1.2%
2,800,000	Thomas & Betts Corp.*	66,500,000
Electronic Measuring Instruments – 0.5%
1,221,200	Agilent Technologies, Inc.*	27,098,428
Electronic Parts Distributors – 0.4%
1,200,000	Avnet, Inc.*	20,088,000
Engineering – Research and Development Services – 2.3%
2,046,124	McDermott International, Inc. (U.S. Shares)*	35,050,104
3,150,000	URS Corp.*	92,578,500
		127,628,604
Finance – Investment Bankers/Brokers – 0.7%
1,687,312	Raymond James Financial, Inc.	39,297,496
Food – Miscellaneous/Diversified – 1.9%
700,000	Kellogg Co.	35,294,000
1,150,000	Kraft Foods, Inc. – Class A	33,511,000
1,650,000	Unilever PLC (ADR)	37,224,000
		106,029,000
Forestry – 0.6%
800,000	Weyerhaeuser Co.	30,576,000
Gas – Distribution – 0.4%
1,400,000	Southern Union Co.	24,108,000
Gold Mining – 0.9%
2,650,000	Goldcorp, Inc. (U.S. Shares)	49,449,000
Hotels and Motels – 0.9%
1,250,000	Marriott International, Inc. – Class A	26,087,500
1,000,000	Starwood Hotels & Resorts Worldwide, Inc.	22,540,000
		48,627,500
Human Resources – 1.2%
700,000	Manpower, Inc.	21,791,000
2,450,000	Robert Half International, Inc.	46,231,500
		68,022,500

See Notes to Schedules of Investments and Financial Statements.

60  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Industrial Gases – 0.7%
650,000	Air Products and Chemicals, Inc.	$37,784,500
Instruments – Scientific – 3.4%
1,100,000	Applera Corp. – Applied Biosystems Group	33,913,000
2,000,000	PerkinElmer, Inc.	35,880,000
1,750,000	Thermo Fisher Scientific, Inc.*	71,050,000
1,121,800	Varian, Inc.*	41,338,330
		182,181,330
Insurance Brokers – 0.9%
2,300,000	Brown & Brown, Inc.	47,196,000
Internet Infrastructure Equipment – 0.4%
1,503,838	Avocent Corp.*,£	22,587,647
Internet Telephony – 0.3%
1,000,000	J2 Global Communications, Inc.*	16,120,000
Investment Management and Advisory Services – 3.1%
2,436,100	AllianceBernstein Holding L.P.	57,102,184
550,000	Franklin Resources, Inc.	37,400,000
5,229,988	Invesco, Ltd. (U.S. Shares)	77,979,121
		172,481,305
Life and Health Insurance – 2.0%
1,250,000	AFLAC, Inc.	55,350,000
1,800,000	Lincoln National Corp.	31,032,000
2,699,580	Protective Life Corp.	22,541,493
		108,923,493
Machinery – Farm – 0.9%
1,250,000	Deere & Co.	48,200,000
Medical – Drugs – 2.1%
1,200,000	Endo Pharmaceuticals Holdings, Inc.*	22,200,000
1,650,000	Forest Laboratories, Inc.*	38,329,500
1,800,000	Wyeth	57,924,000
		118,453,500
Medical – HMO – 0.6%
1,100,000	Coventry Health Care, Inc.*	14,509,000
1,613,600	Health Net, Inc.*	20,783,168
		35,292,168
Medical – Wholesale Drug Distributors – 1.4%
2,050,000	Cardinal Health, Inc.	78,310,000
Medical Instruments – 0.4%
650,000	St. Jude Medical, Inc.*	24,719,500
Medical Labs and Testing Services – 1.4%
400,000	Covance, Inc.*	20,000,000
950,000	Laboratory Corporation of America Holdings*	58,415,500
		78,415,500
Medical Products – 1.7%
275,000	Covidien, Ltd.	12,179,750
1,250,000	Hospira, Inc.*	34,775,000
1,064,359	Zimmer Holdings, Inc.*	49,418,188
		96,372,938
Metal – Aluminum – 0.6%
3,100,000	Alcoa, Inc.	35,681,000
Metal – Diversified – 0.3%
550,000	Freeport-McMoRan Copper & Gold, Inc. – Class B	16,005,000
Metal Processors and Fabricators – 0.8%
1,375,900	Kaydon Corp.	45,968,819
Motorcycle and Motor Scooter Manufacturing – 0.2%
500,000	Harley-Davidson, Inc.	12,240,000
Multi-Line Insurance – 1.9%
1,900,000	Allstate Corp.	50,141,000
5,800,000	Old Republic International Corp.	53,418,000
		103,559,000
Multimedia – 0.9%
600,000	McGraw-Hill Companies, Inc.	16,104,000
1,600,000	Viacom, Inc. – Class B*	32,352,000
		48,456,000
Networking Products – 0.2%
600,015	Polycom, Inc.*	12,606,315
Non-Hazardous Waste Disposal – 0.6%
1,450,000	Republic Services, Inc.	34,365,000
Office Automation and Equipment – 0.4%
400,000	Pitney Bowes, Inc.	9,912,000
1,400,000	Xerox Corp.	11,228,000
		21,140,000
Oil – Field Services – 0.4%
275,696	Transocean, Inc.*	22,698,052
Oil and Gas Drilling – 0.2%
400,000	Noble Corp.	12,884,000
Oil Companies – Exploration and Production – 5.5%
1,750,000	Anadarko Petroleum Corp.	61,775,001
600,000	Bill Barrett Corp.*	12,240,000
1,100,000	Cabot Oil & Gas Corp.	30,877,000
175,000	Devon Energy Corp.	14,150,500
1,400,000	Equitable Resources, Inc.	48,594,000
1,100,028	Forest Oil Corp.*	32,131,818
400,000	Newfield Exploration Co.*	9,192,000
1,100,000	Noble Energy, Inc.	57,002,000
1,450,000	Sandridge Energy, Inc.*	15,515,000
500,000	Southwestern Energy Co.*	17,810,000
		299,287,319
Oil Companies – Integrated – 1.7%
550,000	Hess Corp.	33,115,500
2,100,000	Marathon Oil Corp.	61,110,000
		94,225,500
Oil Field Machinery and Equipment – 0.8%
1,450,000	National-Oilwell Varco, Inc.*	43,340,500
Oil Refining and Marketing – 0.8%
2,600,000	Frontier Oil Corp.	34,346,000
600,000	Valero Energy Corp.	12,348,000
		46,694,000
Paper and Related Products – 1.2%
900,000	Potlatch Corp.	29,889,000
1,130,000	Rayonier, Inc.	37,380,400
		67,269,400
Pipelines – 2.2%
850,000	Kinder Morgan Energy Partners L.P.	45,942,500
1,950,000	Plains All American Pipeline L.P.	78,000,000
		123,942,500

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  61

Janus Mid Cap Value Fund

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Property and Casualty Insurance – 1.3%
1,081,200	Mercury General Corp.	$55,541,244
1,100,000	Progressive Corp.	15,697,000
		71,238,244
Real Estate Operating/Development – 0.0%
1	Forestar Real Estate Group, Inc.*	9
Reinsurance – 2.5%
30,500	Berkshire Hathaway, Inc. – Class B*	117,120,000
250,000	Everest Re Group, Ltd.	18,675,000
		135,795,000
REIT – Apartments – 0.8%
150,000	Avalonbay Communities, Inc.	10,653,000
1,011,025	Equity Residential	35,315,103
		45,968,103
REIT – Mortgage – 0.4%
1,550,000	Redwood Trust, Inc.	23,622,000
REIT – Office Property – 0.8%
350,000	Boston Properties, Inc.	24,808,000
500,000	SL Green Realty Corp.	21,020,000
		45,828,000
REIT – Regional Malls – 0.3%
500,000	Macerich Co.	14,710,000
REIT – Warehouse/Industry – 0.4%
986,300	AMB Property Corp.	23,700,789
Retail – Apparel and Shoe – 1.0%
3,700,000	American Eagle Outfitters, Inc.	41,144,000
1,000,000	Men’s Wearhouse, Inc.	15,290,000
		56,434,000
Retail – Auto Parts – 1.0%
1,400,000	Advance Auto Parts, Inc.	43,680,000
450,000	O’Reilly Automotive, Inc.*	12,199,500
		55,879,500
Retail – Drug Store – 1.4%
1,030,000	CVS/Caremark Corp.	31,569,500
1,800,000	Walgreen Co.	45,828,000
		77,397,500
Retail – Major Department Stores – 0.4%
400,000	J.C. Penney Company, Inc.	9,568,000
500,000	TJX Companies, Inc.	13,380,000
		22,948,000
Retail – Regional Department Stores – 0.8%
700,000	Kohl’s Corp.*	24,591,000
1,450,000	Macy’s, Inc.	17,820,500
		42,411,500
Retail – Restaurants – 0.5%
1,250,000	Darden Restaurants, Inc.	27,712,500
Savings/Loan/Thrifts – 1.7%
1	Guaranty Financial Group, Inc.*	2
5,400,000	People’s United Financial, Inc.	94,500,000
		94,500,002
Schools – 0.4%
350,000	Apollo Group, Inc. – Class A*	24,328,500
Semiconductor Components/Integrated Circuits – 0.8%
2,100,000	Analog Devices, Inc.	44,856,000
Semiconductor Equipment – 0.6%
2,600,000	Applied Materials, Inc.	33,566,000
Super-Regional Banks – 1.0%
300,000	PNC Bank Corp.	20,001,000
900,000	SunTrust Banks, Inc.	36,126,000
		56,127,000
Telecommunication Equipment – 0.4%
600,000	Harris Corp.	21,570,000
Telecommunication Services – 0.7%
1,327,453	Embarq Corp.	39,823,590
Telephone – Integrated – 0.3%
600,000	CenturyTel, Inc.	15,066,000
Tools – Hand Held – 0.4%
650,000	Stanley Works	21,281,000
Transportation – Railroad – 1.3%
1,231,484	Kansas City Southern*	38,015,911
330,000	Norfolk Southern Corp.	19,780,200
200,000	Union Pacific Corp.	13,354,000
		71,150,111
Transportation – Truck – 0.2%
350,000	J.B. Hunt Transport Services, Inc.	9,950,500
X-Ray Equipment – 0.4%
1,700,000	Hologic, Inc.*	20,808,000

Total Common Stock (cost $6,510,329,039)		4,981,233,615

Purchased Options – Puts – 5.3%
19,040	iShares Russell Mid-Cap Value Index expires November 2008 exercise price $41.846	22,257,760
17,940	iShares Russell Mid-Cap Value Index expires November 2008 exercise price $45.84**	28,040,220
17,682	iShares Russell Mid-Cap Value Index expires November 2008 exercise price $45.87**	27,707,694
8,138	Mid-Cap SPDR Trust Series 1 expires December 2008 exercise price $144.50**	33,968,012
382	Russell Mid-Cap Value Index expires November 2008 exercise price $750.00	2,694,933
382	Russell Mid-Cap Value Index expires November 2008 exercise price $902.00**	8,270,235
1,788	Russell Mid-Cap Value Index expires December 2008 exercise price $840.35**	28,260,645
1,600	Russell Mid-Cap Value Index expires January 2009 exercise price $704.33**	11,132,624
768	Russell Mid-Cap Value Index expires January 2009 exercise price $980.00**	21,859,584
1,020	S&P Mid-Cap 400 Index expires November 2008 exercise price $773.17**	21,077,933

See Notes to Schedules of Investments and Financial Statements.

62  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares/Principal/Contract Amounts		Value

Purchased Options – Puts – (continued)
1,032	S&P Mid-Cap 400 Index expires December 2008 exercise price $779.10**	$21,848,472
972	S&P Mid-Cap 400 Index expires December 2008 exercise price $785.76**	21,313,608
1,022	S&P Mid-Cap 400 Index expires December 2008 exercise price $789.31**	22,722,126
478	S&P Mid-Cap 400 Index expires December 2008 exercise price $801.65**	11,278,023
1,356	S&P Mid-Cap 400 Index expires January 2009 exercise price $552.45	6,466,764
478	S&P Mid-Cap 400 Index expires January 2009 exercise price $650.00	4,541,440

Total Purchased Options – Calls (cost $79,187,605)		293,440,073

Repurchase Agreement – 9.0%
$300,000,000	Calyon, New York, 0.3500% dated 10/31/08, maturing 11/3/08 to be repurchased at $300,008,750 collateralized by $289,722,000 in U.S. Treasuries 2.3750% – 7.1250%, 4/15/09 – 2/15/23 with a value of $306,000,082	300,000,000
199,550,000	ING Financial Markets LLC, 0.3500% dated 10/31/08, maturing 11/3/08 to be repurchased at $199,555,820 collateralized by $197,514,687 in U.S. Government Agencies 2.3750% – 4.2500%, 5/15/10 – 10/15/10 with a value of $203,542,285	199,550,000

Total Repurchase Agreements (cost $499,550,000)		499,550,000

Total Investments (total cost $7,089,066,644) – 104.3%		5,774,223,688

Liabilities, net of Cash, Receivables and Other Assets – (4.3)%		(238,491,144)

Net Assets – 100%		$5,535,732,544

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$164,575,437	2.9%
Canada	60,944,400	1.1%
Cayman Islands	35,582,052	0.6%
Panama	35,050,104	0.6%
United Kingdom	37,224,000	0.6%
United States††	5,440,847,695	94.2%

Total	$5,774,223,688	100.0%

††	Includes Short-Term Securities (85.6% excluding Short-Term Securities)

Schedule of Written Options – Puts	Value

iShares Russell Mid-Cap Value Index expires November 2008 17,940 contracts exercise price $41.16	$(19,680,180)
iShares Russell Mid-Cap Value Index expires November 2008 17,682 contracts exercise price $41.19	(19,450,200)
Mid-Cap SPDR Trust Series 1 expires December 2008 4,069 contracts exercise price $129.75	(11,144,991)
Russell Mid-Cap Value Index expires November 2008 382 contracts exercise price $810.00	(4,726,501)
Russell Mid-Cap Value Index expires December 2008 894 contracts exercise price $754.60	(7,918,659)
Russell Mid-Cap Value Index expires January 2009 800 contracts exercise price $632.46	(3,204,248)
Russell Mid-Cap Value Index expires January 2009 384 contracts exercise price $880.00	(7,220,352)
S&P Mid-Cap 400® Index expires November 2008 511 contracts exercise price $694.28	(6,703,574)
S&P Mid-Cap 400® Index expires November 2008 486 contracts exercise price $770.00	(9,672,654)
S&P Mid-Cap 400® Index expires December 2008 516 contracts exercise price $699.60	(7,006,764)
S&P Mid-Cap 400® Index expires December 2008 486 contracts exercise price $705.58	(6,984,967)
S&P Mid-Cap 400® Index expires December 2008 511 contracts exercise price $708.77	(7,389,060)
S&P Mid-Cap 400® Index expires December 2008 478 contracts exercise price $719.84	(7,477,416)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  63

Janus Mid Cap Value Fund

Schedule of Investments

As of October 31, 2008

Schedule of Written Options – Puts	Value

S&P Mid-Cap 400® Index expires January 2009 678 contracts exercise price $496.07	$(1,911,282)

Total Written Options – Puts
(Premiums received $28,210,279)	$(120,490,848)

See Notes to Schedules of Investments and Financial Statements.

64  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Janus Small Cap Value Fund (unaudited) (closed to new investors)	Ticker: JSCVX

Fund Snapshot
This fund searches for small, out-of-favor companies misunderstood by the broader investment community.

Managed by
Perkins, Wolf, McDonnell
and Company, LLC

Performance Overview

During the 12 months ended October 31, 2008, Janus Small Cap Value Fund’s Investor Shares and Institutional Shares returned -22.57% and -22.39%, respectively, versus a -30.54% decline for the Fund’s benchmark, the Russell 2000® Value Index and a -34.16% decline for the broader Russell 2000® Index.

The months of September and October witnessed the full flowering of an historic challenge to the U.S. and global financial systems. The sub-prime mortgage problem that became fully apparent early last year was the first chink in the pyramid of leverage that has been built over the past decade. The last weeks of the period saw the impact of the interconnection and lack of transparency and liquidity on major financial institutions. This resulted in the credit markets, the fuel for economic activity, becoming virtually frozen. The impact of this liquidity squeeze has likely yet to be totally reflected in economic data. In a system which has hundreds of trillions of dollars in derivatives and complicated counterparty risks, it is unclear whether the government bailout will work. Once lost, confidence is typically difficult to restore. As an indication, in past instances of governmental intervention such as the Resolution Trust Corporation in the U.S. in 1990, Sweden’s successful bank recapitalization in 1992 and Japan’s ongoing financial restructuring, it took at least a year for markets to subsequently hit bottom.

Our standard investment approach emphasizing balance sheet strength, strong free cash flow and stock valuations that assume relatively low expectations has allowed our portfolios to hold up relatively well throughout this market’s downturn. At the sector level, the benefit of our approach is evident in that two of the worst performing areas within our benchmark, consumer discretionary and technology, were where the Fund outperformed the most. In terms of sector positioning, the relative exposures remained as they have for some time; we were overweight energy, health care and information technology; and underweight financials and utilities. We’ve reduced our exposure to consumer discretionary. Turnover here has been relatively high, commiserate with the sector’s volatility and while overweight mid-year, we ended the period equally weighted. We modestly reduced our exposure to financials on recent strength and increased our positions in energy and information technology on weakness.

Holdings That Contributed to Performance

Industrials and health care stocks were most numerous in our top contributors. In health care, the stock price of Perrigo Co., a drug maker, rose significantly during the first half of the year. We had built our position in the name over the years as we felt the stock was underpriced given operational improvements and the potential in their generic drug business. We reduced our holdings with this strength. On the industrials side, agricultural distributor UAP Holding was acquired at a 30% premium to its prior day’s price, and an even larger premium over our long-term cost basis.

Stock selection was positive in nine of the ten sectors that make up our benchmark. The one exception being financials which interestingly, given the attention the group has garnered in this downturn, actually held up better than average over the last year. First Niagara Financial Group, which we consider a well-capitalized thrift in upstate New York, was a contributor gaining around 25%, while new additions to the portfolio such as thrift NewAlliance Bancshares and property and casualty insurers Navigators Group, RLI Corp and Infinity Property & Casualty were flat to up mid-single digits, a real positive in this market.

Holdings That Detracted From Performance

Our overweight in energy was a large detractor from relative performance, and while the majority of our holdings in financials held up relatively well, those that didn’t overwhelmed.

Management at Boston Private Financial, a regional bank and asset manager, just months after claiming comfort with their business, surprised with very negative news regarding risk in their portfolio. Given the perceived credibility gap, we eliminated the position at a loss. More importantly, we became much more cautious in our analysis of potential downside risks of other bank and thrift stocks. As our downside price targets were lowered, risk-reward ratios deteriorated and we eliminated positions in Colonial Bancorp and South Financial amidst an SEC induced short-covering rally. We replaced those holdings with the previously-mentioned NewAlliance and Washington Federal, Inc., two thrifts that we believe, like First Niagara, are in a much better position from a capital standpoint.

The negative effect of our overweight in energy could have been worse. We still believe that the long term supply/demand situation supports higher commodity prices. Had we let that

Janus Core, Risk-Managed and Value Funds  October 31, 2008  65

Janus Small Cap Value Fund (unaudited)

belief obscure the valuations of our holdings, we wouldn’t have reduced our exposure by paring back or eliminating names like Forest Oil, Petrohawk Energy, and Oil States as they were making multi-year highs. Along with consumer discretionary stocks, the energy group was the worst performing area during the month of October as oil prices fell into the $60 a barrel range. Thus, we have recently begun adding back to the group given what we believe are more attractive valuations.

Market Outlook

Small cap value stocks held up relatively well for the period, sharply outperforming growth and large cap securities. We believe several factors could have contributed to the relative outperformance including: for five straight quarters, small-cap company’s earnings have proven to be more resilient, small-cap stocks lagged in 2007, and investors positioning for an economic recovery, where historically small-cap stocks have outperformed.

We have always extolled the virtues of the financial transparency of small-cap companies that has likely contributed to their resiliency in this downturn. However, from a valuation standpoint, the premium valuation of the asset class has persisted for some time now, leaving it in a somewhat precarious position relative to large caps as the economy continued to deteriorate. Our bottom-up approach has led us to be more heavily weighted in larger small-cap stocks as well as “fallen growth” where we believe net cash on the balance sheet provides some downside protection as we wait for a more normal and stable environment.

We believe the U.S. economy is in a multi-year credit contraction and that it will likely be at least several more months before we can define the magnitude of the impact of this deleveraging on the world economy. It is important to note that much of the growth of the past decade was a result of consumers and corporations increasing debt. The corollary of that phenomenon is that growth for several years will likely be inhibited by rebuilding balance sheets. Until the depth of the downturn becomes more clear there might be interim rallies, but the market is likely susceptible to at least as much risk as reward. Current economic and earnings estimates do not reflect the severity of the financial situation, in our opinion. We believe stock valuations, which have had a considerable reversion to their mean, might overshoot to the downside. In fact, it is difficult for us to measure valuation, because we don’t know the depth of the earnings decline. Relatedly, volatility has been at an all time high (for example in October daily price movement was above 4% compared to less than 1% in recent years) and is likely to remain elevated.

In many ways the current environment reminds us of the early 1970s when we began managing portfolios. Clearly there are differences – interest rates, inflation and unemployment were much higher, and the post Watergate, Vietnam, and racial tensions created a strained political environment. However, financial leverage is much greater now and valuation levels might be higher. It took markets in the 1970s many years to make progress and it could be the same this time. But, if this market is viewed as a secular bear market beginning in 2000, we probably have suffered more of the decline in magnitude and duration. Unfortunately, it must be recognized that there is also a small chance that the current economic crisis could spiral down and the stock market could continue to decline as it did in the 1930s.

We started in the investment business in the late 1960s working for an investor whose career began in the 1930s. In that period he learned the importance of strong balance sheets, positive cash flows and valuations. He imparted a philosophy to us and it has served us well over the long term. In the current market environment, we are finding many stocks that fit our criteria of attractiveness. While these stocks are subject to market weakness we believe they will provide above average long-term returns as the market stabilizes and moves into a more positive trend.

Thank you for your investment in Janus Small Cap Value Fund.

66  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

Janus Small Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Perrigo Co.	0.65%
UAP Holding Corp.	0.64%
Navigant Consulting, Inc.	0.38%
Foundry Networks, Inc.	0.38%
First Niagara Financial Group, Inc.	0.33%

5 Bottom Performers – Holdings

Contribution

Protective Life Corp.	-2.31%
Entercom Communications Corp.	-1.31%
Lee Enterprises, Inc.	-1.30%
Albany International Corp. – Class A	-1.24%
Old Republic International Corp.	-1.23%

5 Top Performers – Sectors

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Consumer Staples	0.13%	3.41%	3.90%
Utilities	0.00%	0.00%	5.80%
Telecommunication Services	-0.24%	0.48%	1.33%
Health Care	-0.67%	9.16%	5.50%
Materials	-1.45%	4.39%	6.75%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Financials	-6.79%	26.35%	33.09%
Information Technology	-6.75%	14.93%	12.46%
Consumer Discretionary	-5.88%	14.75%	11.41%
Energy	-3.58%	11.92%	6.04%
Industrials	-1.97%	14.63%	13.79%

Janus Core, Risk-Managed and Value Funds  October 31, 2008  67

Janus Small Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

Cedar Fair L.P. Resorts and Theme Parks	2.7%
Old Republic International Corp. Multi-Line Insurance	2.6%
Lubrizol Corp. Chemicals – Specialty	2.5%
Diebold, Inc. Computers – Integrated Systems	2.3%
Inergy L.P. Retail – Propane Distribution	2.3%

12.4%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 0.5% of total net assets.

Top County Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

68  Janus Core, Risk-Managed and Value Funds  October 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008				Expense Ratios – for the fiscal year ended October 31, 2007
	One	Five	Ten	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Operating Expenses	Operating Expenses

Janus Small Cap Value Fund(1)
Investor Shares	–22.57%	4.66%	9.36%	1.03%	1.03%
Institutional Shares	–22.39%	4.90%	9.65%	0.99%	0.82%

Russell 2000® Value Index	–30.54%	3.05%	7.40%

Lipper Quartile	1st	1st	1st

Lipper Ranking – based on total return for Small-Cap Core Funds	2/779	53/486	32/204

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund’s Institutional Shares to the level indicated until at least March 1, 2009. Returns shown include fee waivers, if any, and without such waivers, the Fund’s returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  69

Janus Small Cap Value Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Funds invest in foreign REITs, the Funds may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Berger Small Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Small Cap Value Fund – Investor Shares are those of Berger Small Cap Value Fund – Investor Shares for the period February 14, 1997 to April 17, 2003 and Berger Small Cap Value Fund – Institutional Shares (then known as The Omni Investment Fund) for periods prior to February 14, 1997. The returns shown for Janus Small Cap Value Fund – Institutional Shares are those of Berger Small Cap Value Fund – Institutional Shares for the periods prior to April 21, 2003.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Investor share class only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

(1) Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Investor Shares	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$824.00	$4.81

Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$825.30	$3.85

Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.27

†	Expenses are equal to the annualized expense ratio of 1.05% for Investor Shares and 0.84% for Institutional Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital for Institutional Shares.

70  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Janus Small Cap Value Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Common Stock – 91.4%
Apparel Manufacturers – 0.9%
720,000	Volcom, Inc.*	$9,309,600
Applications Software – 0.9%
400,000	Progress Software Corp.*	9,176,000
Building – Heavy Construction – 0.7%
550,000	Sterling Construction Company, Inc.*	7,265,500
Building – Mobile Home and Manufactured Homes – 0.2%
270,000	Winnebago Industries, Inc.*	1,603,800
Chemicals – Specialty – 2.5%
700,000	Lubrizol Corp.	26,306,000
Circuit Boards – 0.8%
1,150,000	TTM Technologies*	8,234,000
Commer Banks – 4.2%
94,300	City National Corp.	5,047,879
1,647,770	F.N.B. Corp.	21,585,787
1,750,000	Synovus Financial Corp.	18,077,500
		44,711,166
Commercial Services – 0.4%
840,000	ICT Group, Inc.*,£	4,426,800
Computer Services – 0.5%
300,000	SRA International, Inc.*	5,544,000
Computers – Integrated Systems – 2.7%
825,000	Diebold, Inc.	24,519,000
215,300	NCR Corp.*	3,935,684
		28,454,684
Consulting Services – 2.6%
350,000	Advisory Board Co.*	8,627,500
325,000	CRA International, Inc.*	8,794,500
150,000	MAXIMUS, Inc.	4,791,000
350,000	Navigant Consulting, Inc.*	5,659,500
		27,872,500
Containers – Paper and Plastic – 1.7%
350,000	Pactiv Corp.*	8,246,000
250,000	Sonoco Products Co.	6,295,000
650,000	Temple-Inland, Inc.	3,854,500
		18,395,500
Data Processing and Management – 0.5%
350,000	Fair Isaac Corp.	5,456,500
Decision Support Software – 0.9%
1,150,000	Wind River Systems, Inc.*	10,051,000
Direct Marketing – 1.0%
1,550,000	Harte-Hanks Communications, Inc.	10,881,000
Distribution/Wholesale – 1.3%
650,000	Tech Data Corp.*	13,942,500
Electric Products – Miscellaneous – 0.3%
154,100	Littelfuse, Inc.*	2,875,506
Electronic Components – Miscellaneous – 0.6%
83,000	Technitrol, Inc.	478,910
1,300,000	Vishay Intertechnology, Inc.*	5,603,000
		6,081,910
Electronic Components – Semiconductors – 1.6%
500,000	Intersil Corp. – Class A	6,845,000
850,000	Semtech Corp.*	10,302,000
		17,147,000
Electronic Connectors – 0.9%
425,000	Thomas & Betts Corp.*	10,093,750
Engineering – Research and Development Services – 1.9%
675,000	URS Corp.*	19,838,250
Enterprise Software/Services – 1.0%
985,000	Omnicell, Inc.*	10,815,300
Fiduciary Banks – 1.2%
426,886	Wilmington Trust Corp.	12,319,930
Food – Retail – 1.1%
775,000	Winn-Dixie Stores, Inc.*	11,640,500
Footwear and Related Apparel – 1.3%
465,000	Skechers U.S.A., Inc. – Class A*	6,314,700
300,000	Wolverine World Wide, Inc.	7,050,000
		13,364,700
Garden Products – 0.6%
200,000	Toro Co.	6,728,000
Hospital Beds and Equipment – 1.3%
625,000	Hillenbrand Industries, Inc.	14,225,000
Human Resources – 0.9%
550,000	MPS Group, Inc.*	4,284,500
265,000	Robert Half International, Inc.	5,000,550
		9,285,050
Industrial Automation and Robotics – 0.7%
465,000	Cognex Corp.	7,449,300
Instruments – Scientific – 2.5%
780,000	PerkinElmer, Inc.	13,993,200
330,000	Varian, Inc.*	12,160,500
		26,153,700
Insurance Brokers – 1.4%
750,000	Brown & Brown, Inc.	15,390,000
Internet Infrastructure Equipment – 0.4%
300,000	Avocent Corp.*	4,506,000
Internet Infrastructure Software – 0.5%
1,000,000	RADVision, Ltd. (U.S. Shares)*	5,550,000
Internet Telephony – 0.7%
440,000	J2 Global Communications, Inc.*	7,092,800
Investment Management and Advisory Services – 1.3%
600,000	AllianceBernstein Holding L.P.	14,064,000
Lasers – Systems and Components – 0.7%
900,000	Electro Scientific Industries, Inc.*	7,533,000
Life and Health Insurance – 1.0%
1,225,000	Protective Life Corp.	10,228,750
Machinery – General Industrial – 0.9%
629,000	Albany International Corp. – Class A	9,158,240
Medical – Generic Drugs – 1.4%
440,000	Perrigo Co.	14,960,000
Medical Imaging Systems – 0.6%
500,000	Vital Images, Inc.*	6,525,000

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  71

Janus Small Cap Value Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Medical Information Systems – 1.4%
290,000	Cerner Corp.*	$10,796,700
150,000	Computer Programs and Systems, Inc.	4,153,500
		14,950,200
Medical Instruments – 0.2%
200,000	AngioDynamics, Inc.*	2,520,000
Medical Laser Systems – 0.3%
1,080,000	LCA-Vision, Inc.*,£	3,693,600
Medical Products – 1.6%
675,000	PSS World Medical, Inc.*	12,244,500
125,000	West Pharmaceutical Services, Inc.	4,990,000
		17,234,500
Medical Sterilization Products – 0.5%
150,000	Steris Corp.	5,106,000
Metal Processors and Fabricators – 1.6%
520,000	Kaydon Corp.	17,373,200
Multi-Line Insurance – 2.6%
3,000,000	Old Republic International Corp.	27,630,000
Networking Products – 0.3%
150,000	Polycom, Inc.*	3,151,500
Office Furnishings – Original – 0.5%
270,000	HNI Corp.	4,946,400
Oil – Field Services – 1.3%
310,000	Carbo Chemicals, Inc.	13,413,700
Oil Companies – Exploration and Production – 2.6%
425,000	Cabot Oil & Gas Corp.	11,929,750
270,000	Forest Oil Corp.*	7,886,700
160,000	Noble Energy, Inc.	8,291,200
		28,107,650
Oil Refining and Marketing – 0.6%
500,000	Frontier Oil Corp.	6,605,000
Paper and Related Products – 2.2%
715,000	Glatfelter	7,371,650
193,000	Potlatch Corp.	6,409,530
288,800	Rayonier, Inc.	9,553,504
		23,334,684
Pipelines – 3.9%
441,000	Magellan Midstream Partners L.P.	15,787,800
255,000	Regency Energy Partners L.P.	3,682,200
747,500	Western Gas Partners L.P.	9,792,250
575,000	Williams Partners L.P.	12,138,250
		41,400,500
Property and Casualty Insurance – 4.7%
420,000	Infinity Property & Casualty Corp.	16,724,400
340,000	Navigators*	17,173,400
300,000	RLI Corp.	17,217,000
		51,114,800
Publishing – Newspapers – 0.3%
1,450,000	Lee Enterprises, Inc.*,#	3,625,000
Radio – 0.1%
1,000,000	Entercom Communications Corp.	670,000
Reinsurance – 0.4%
160,000	IPC Holdings, Ltd.	4,417,600
REIT – Hotels – 0.4%
775,045	Diamondrock Hospitality Co.	4,014,733
REIT – Office Property – 1.2%
275,000	BioMed Realty Trust, Inc.	3,863,750
200,000	Mack-Cali Realty Corp.	4,544,000
250,000	Parkway Properties, Inc.	4,312,500
		12,720,250
Resorts and Theme Parks – 2.7%
1,550,000	Cedar Fair L.P.#	28,659,500
Retail – Apparel and Shoe – 2.1%
750,000	American Eagle Outfitters, Inc.	8,340,000
1,500,000	Chico’s FAS, Inc.*	5,100,000
580,000	Men’s Wearhouse, Inc.	8,868,200
		22,308,200
Retail – Auto Parts – 0.9%
340,000	O’Reilly Automotive, Inc.*	9,217,400
Retail – Convenience Stores – 0.7%
250,000	Casey’s General Stores, Inc.	7,550,000
Retail – Leisure Products – 0.2%
747,251	MarineMax, Inc.*,£	1,733,622
Retail – Propane Distribution – 2.3%
1,125,000	Inergy L.P.	24,131,250
Savings/Loan/Thrifts – 4.5%
1,050,000	First Niagara Financial Group, Inc.	16,558,500
1,250,000	NewAlliance Bancshares, Inc.	17,250,000
850,000	Washington Federal, Inc.	14,977,000
		48,785,500
Schools – 0.5%
350,000	Universal Technical Institute*	5,775,000
Semiconductor Components/Integrated Circuits – 0.6%
726,300	Emulex Corp.*	6,899,850
Semiconductor Equipment – 0.7%
510,000	Verigy, Ltd.*	7,395,000
Telecommunication Services – 0.5%
525,000	Premiere Global Services, Inc.*	5,223,750
Tools – Hand Held – 0.8%
275,000	Stanley Works	9,003,500
Transactional Software – 0.7%
900,000	Bottomline Technologies, Inc.*	7,092,000
Transportation – Railroad – 0.9%
325,000	Kansas City Southern*	10,032,750

Total Common Stock (cost $1,170,766,373)		974,492,875

Repurchase Agreement – 8.4%
$90,000,000	ING Financial Markets LLC, 0.3500% dated 10/31/08, maturing 11/3/08 to be repurchased at $90,002,625 collateralized by $89,082,044 in U.S. Government Agencies 2.3750% – 4.2500%, 5/15/10 – 10/15/10 with a value of $91,800,580 (cost $90,000,000)	90,000,000

See Notes to Schedules of Investments and Financial Statements.

72  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Repurchase Agreement – (continued)
Other Securities – 0.7%
227,650	Cash†	$227,650
7,038,257	Repurchase Agreements†	7,038,257

Total Other Securities (cost $7,265,907)		7,265,907

Total Investments (total cost $1,268,032,280) – 100.5%		1,071,758,782

Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(4,959,865)

Net Assets – 100%		$1,066,798,917

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Israel	$5,550,000	0.5%
United States††	1,066,208,782	99.5%

Total	$1,071,758,782	100.0%

††	Includes Short-Term Securities and Other Securities (90.4% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  73

Statements of Assets and Liabilities

As of October 31, 2008	Janus Balanced	Janus Contrarian
(all numbers in thousands except net asset value per share)	Fund	Fund

Assets:
Investments at cost(1)	$2,603,644	$5,415,608
Unaffiliated investments at value(1)	$2,293,762	$4,032,330
Affiliated money market investments	$119,357	$28,061
Cash	–	2,688
Cash denominated in foreign currency(2)	–	6,983
Restricted cash (Note 1)	–	240,750
Deposits with broker for short sales	–	–
Receivables:
Investments sold	13,486	35,892
Fund shares sold	4,149	9,338
Dividends	1,630	2,622
Interest	14,055	384
Non-interested Trustees’ deferred compensation	15	48
Other assets	14	59
Forward currency contracts	6,908	8,765
Total Assets	2,453,376	4,367,920
Liabilities:
Payables:
Short sales, at value	–	–
Options written, at value(3)	–	339,185
Collateral for securities loaned (Note 1)	446	6,294
Due to Custodian	1,285	–
Investments purchased	85,387	74,136
Fund shares repurchased	2,693	13,982
Dividends and distributions	39	13
Advisory fees	1,109	2,905
Transfer agent fees and expenses	612	1,178
Administrative services fees	N/A	N/A
Non-interested Trustees’ fees and expenses	–	18
Non-interested Trustees’ deferred compensation fees	15	48
Foreign tax liability(4)	–	13
Accrued expenses and other payables	48	2,163
Forward currency contracts	205	–
Total Liabilities	91,839	439,935
Net Assets	$2,361,537	$3,927,985
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,481,101	$5,347,448
Undistributed net investment income/(loss)*	9,787	17,974
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	54,495	162,959
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(4)	(183,846)	(1,600,396)
Total Net Assets	$2,361,537	$3,927,985
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	114,741	360,467
Net Asset Value Per Share	$20.58	$10.90
Net Assets – Investor Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share
Net Assets – Institutional Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share

*	See Note 3 in Notes to Financial Statements.

(1)	Investments at cost and value include $426,033, $6,040,523, $752,811 and $6,778,004 of securities loaned for Janus Balanced Fund, Janus Contrarian Fund, Janus Growth and Income Fund and Janus Small Cap Value Fund, respectively (Note 1).
(2)	Includes cost of $6,982,623 for Janus Contrarian Fund.
(3)	Includes premiums of $87,193,470 and $28,210,279 on written options for Janus Contrarian Fund and Janus Mid Cap Value Fund.
(4)	Net of foreign tax on investments of $12,929 for Janus Contrarian Fund.

See Notes to Financial Statements.

74  Janus Core, Risk-Managed and Value Funds  October 31, 2008

	Janus Growth
Janus Fundamental	and	INTECH Risk-Managed	Janus Mid Cap	Janus Small Cap
Equity Fund	Income Fund	Stock Fund	Value Fund	Value Fund

$762,195	$4,197,992	$301,475	$7,089,067	$1,268,032
$545,646	$3,106,984	$246,568	$5,774,224	$1,071,759
$3,779	$175,011	$–	$–	$–
201	359	–	9,252	178
–	–	–	–	–
–	–	–	–	–
–	–	–	–	–

1,975	72,840	5,486	118,558	16,039
259	1,305	57	17,601	925
592	4,182	401	7,761	1,152
5	2,273	–	207	27
5	20	3	44	8
7	60	4	74	159
5,147	11,949	–	–	–
557,616	3,374,983	252,519	5,927,721	1,090,247

–	–	–	–	–
–	–	–	120,491	–
–	789	–	–	7,266
–	–	228	–	–
76	22,366	4,819	242,378	12,311
389	2,900	310	23,502	2,901
1	–	2	–	–
295	1,788	74	3,771	614
188	980	94	1,522	151
N/A	N/A	11	236	154
4	22	3	–	4
5	20	3	44	8
–	–	–	–	–
43	417	40	44	39
165	–	–	–	–
1,166	29,282	5,584	391,988	23,448
$556,450	$3,345,701	$246,935	$5,535,733	$1,066,799

$745,864	$4,731,035	$329,385	$6,759,359	$1,149,995
5,176	(58)	3,842	51,556	19,138
13,219	(481,061)	(31,385)	131,938	93,939

(207,809)	(904,215)	(54,907)	(1,407,120)	(196,273)
$556,450	$3,345,701	$246,935	$5,535,733	$1,066,799
34,736	152,777	24,180
$16.02	$21.90	$10.21
			$5,170,228	$503,335
			310,982	27,987
			$16.63	$17.98
			$365,505	$563,464
			21,815	30,896
			$16.75	$18.24

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  75

Statements of Operations

For the fiscal year ended October 31, 2008	Janus Balanced	Janus Contrarian
(all numbers in thousands)	Fund	Fund

Investment Income:
Interest	$56,564	$395
Securities lending income	2,837	11,186
Dividends	26,135	91,472
Dividends from affiliates	3,581	5,295
Foreign tax withheld	(1,354)	(4,805)
Total Investment Income	87,763	103,543
Expenses:
Advisory fees	14,918	54,842
Transfer agent fees and expenses	5,991	15,909
Registration fees	110	166
Custodian fees	115	969
Audit fees	29	37
Postage fees	207	671
Non-interested Trustees’ fees and expenses	45	141
Printing expenses	140	208
Administrative services fees	N/A	N/A
Other expenses	105	210
Non-recurring costs (Note 2)	2	1
Cost assumed by Janus Capital Management LLC (Note 2)	(2)	(1)
Total Expenses	21,660	73,153
Expense and Fee Offset	(86)	(551)
Net Expenses	21,574	72,602
Less: Excess Expense Reimbursement	–	–
Net Expenses after Expense Reimbursement	21,574	72,602
Net Investment Income/(Loss)	66,189	30,941
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	64,562	(13,228)
Net realized gain/(loss) from short sales	–	(63,489)
Net realized gain/(loss) from options contracts	–	329,236
Net realized gain/(loss) from swap contracts	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(703,988)	(3,980,426)
Net Gain/(Loss) on Investments	(639,426)	(3,727,907)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(573,237)	$(3,696,966)

See Notes to Financial Statements.

76  Janus Core, Risk-Managed and Value Funds  October 31, 2008

	Janus Growth
Janus Fundamental	and	INTECH Risk-Managed	Janus Mid Cap	Janus Small Cap
Equity Fund	Income Fund	Stock Fund	Value Fund	Value Fund

$18	$4,762	–	$8,647	$2,871
265	1,616	66	5,450	1,646
16,828	99,677	8,790	155,796	27,214
434	9,243	20	2,080	978
(340)	(4,155)	(1)	(99)	–
17,205	111,143	8,875	171,874	32,709

5,329	33,600	1,282	52,609	9,540
2,109	12,266	961	14,667	2,806
44	87	33	276	69
131	232	58	106	37
25	35	40	93	171
197	616	133	297	120
19	102	10	106	25
148	133	146	208	99
N/A	N/A	193	3,385	663
66	188	45	245	111
–	3	–	2	2
–	(3)	–	(2)	(2)
8,068	47,259	2,901	71,992	13,641
(38)	(211)	(27)	(157)	(50)
8,030	47,048	2,874	71,835	13,591
–	–	–	(1,498)	(1,366)
8,030	47,048	2,874	70,337	12,225
9,175	64,095	6,001	101,537	20,484

17,348	(398,967)	(30,199)	60,332	87,851
–	–	–	–	–
(215)	(14,682)	–	33,680	–
(1,608)	(10,357)	–	–	–

(461,418)	(2,483,319)	(125,528)	(2,359,809)	(454,143)
(445,893)	(2,907,325)	(155,727)	(2,265,797)	(366,292)
$(436,718)	$(2,843,230)	$(149,726)	$(2,164,260)	$(345,808)

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  77

Statements of Changes in Net Assets

	Janus Balanced
For the fiscal years ended October 31	Fund
(all numbers in thousands)	2008	2007(1)

Operations:
Net investment income/(loss)	$66,189	$60,645
Net realized gain/(loss) from investment and foreign currency transactions	64,562	186,576
Net realized gain/(loss) from futures contracts	–	–
Net realized gain/(loss) from short sales	–	–
Net realized gain/(loss) from options contracts	–	–
Net realized gain/(loss) from swap contracts	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(703,988)	112,269
Net Increase/(Decrease) in Net Assets Resulting from Operations	(573,237)	359,490
Dividends and Distributions to Shareholders:
Net investment income *	(65,151)	(58,467)
Net realized gain/(loss) from investment transactions*	(87,037)	–
Net (Decrease) from Dividends and Distributions	(152,188)	(58,467)
Capital Share Transactions:
Shares sold	774,337	467,453
Redemption fees	N/A	N/A
Reinvested dividends and distributions	150,171	57,665
Shares repurchased	(624,001)	(517,923)
Net Increase/(Decrease) from Capital Share Transactions	300,507	7,195
Net Increase/(Decrease) in Net Assets	(424,918)	308,218
Net Assets:
Beginning of period	2,786,455	2,478,237
End of period	$2,361,537	$2,786,455

Undistributed net investment income/(loss)*	$9,787	$9,122

*	See Note 3 in Notes to Financial Statements.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

78  Janus Core, Risk-Managed and Value Funds  October 31, 2008

				Janus Growth
Janus Contrarian		Janus Fundamental		and		INTECH Risk-Managed
Fund		Equity Fund		Income Fund		Stock Fund
2008	2007(1)	2008	2007(1)	2008	2007(1)	2008	2007(1)

$30,941	$23,922	$9,175	$5,115	$64,095	$133,685	$6,001	$5,895
(13,228)	459,419	17,348	79,540	(398,967)	669,414	(30,199)	39,597
–	–	–	–	–	–	–	1,508
(63,489)	–	–	–	–	–	–	–
329,236	8,366	(215)	331	(14,682)	764	–	–
–	–	(1,608)	34	(10,357)	212	–	–

(3,980,426)	1,348,396	(461,418)	107,998	(2,483,319)	443,645	(125,528)	13,256
(3,696,966)	1,840,103	(436,718)	193,018	(2,843,230)	1,247,720	(149,726)	60,256

(31,225)	(49,011)	(8,162)	(4,601)	(79,263)	(107,846)	(6,952)	(3,639)
(352,470)	(430,951)	(81,266)	(1,001)	(673,823)	–	(40,538)	(26,902)
(383,695)	(479,962)	(89,428)	(5,602)	(753,086)	(107,846)	(47,490)	(30,541)

2,111,914	3,954,516	83,724	195,569	400,332	628,887	31,080	140,116
N/A	N/A	N/A	N/A	N/A	N/A	25	80
375,039	469,017	87,706	5,486	738,481	105,416	46,886	30,089
(2,930,515)	(1,334,395)	(231,761)	(263,859)	(1,304,690)	(1,547,100)	(146,677)	(185,745)
(443,562)	3,089,138	(60,331)	(62,804)	(165,877)	(812,797)	(68,686)	(15,460)
(4,524,223)	4,449,279	(586,477)	124,612	(3,762,193)	327,077	(265,902)	14,255

8,452,208	4,002,929	1,142,927	1,018,315	7,107,894	6,780,817	512,837	498,582
$3,927,985	$8,452,208	$556,450	$1,142,927	$3,345,701	$7,107,894	$246,935	$512,837

$17,974	$22,724	$5,176	$4,534	$(58)	$17,485	$3,842	$4,794

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  79

Statements of Changes in Net Assets

	Janus Mid Cap		Janus Small Cap
For the fiscal year ended October 31, 2008	Value Fund		Value Fund
(all numbers in thousands)	2008	2007(1)	2008	2007(1)

Operations:
Net investment income/(loss)	$101,537	$101,789	$20,484	$22,193
Net realized gain/(loss) from investment and foreign currency transactions	60,332	713,735	87,851	225,622
Net realized gain/(loss) from options contracts	33,680	(498)	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,359,809)	150,816	(454,143)	(59,019)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,164,260)	965,842	(345,808)	188,796
Dividends and Distributions to Shareholders:
Net investment income *
Investor Shares	(88,491)	(65,897)	(9,322)	(16,023)
Institutional Shares	(13,054)	(14,793)	(9,089)	(14,570)
Net realized gain/(loss) from investment transactions*
Investor Shares	(603,956)	(339,400)	(116,273)	(171,007)
Institutional Shares	(90,114)	(69,308)	(107,401)	(140,006)
Net Decrease from Dividends and Distributions	(795,615)	(489,398)	(242,085)	(341,606)
Capital Share Transactions:
Shares sold
Investor Shares	3,160,467	1,338,625	78,812	99,983
Institutional Shares	114,516	141,235	184,019	120,930
Reinvested dividends and distributions
Investor Shares	658,587	390,397	119,344	180,152
Institutional Shares	100,575	81,872	114,053	148,742
Shares repurchased
Investor Shares	(1,864,948)	(1,414,342)	(220,530)	(533,685)
Institutional Shares	(451,091)	(486,223)	(206,652)	(354,565)
Net Increase/(Decrease) from Capital Share Transactions	1,718,106	51,564	69,046	(338,443)
Net Increase/(Decrease) in Net Assets	(1,241,769)	528,008	(518,847)	(491,253)
Net Assets:
Beginning of period	6,777,502	6,249,494	1,585,646	2,076,899
End of period	$5,535,733	$6,777,502	$1,066,799	$1,585,646

Undistributed net investment income/(loss)*	$51,556	$65,305	$19,138	$18,392

*	See Note 3 in Notes to Financial Statements.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

80  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Financial Highlights

For a share outstanding during	Janus Balanced Fund
each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$27.00	$24.07	$21.62	$20.33	$19.34
Income from Investment Operations:
Net investment income/(loss)	.59	.59	.43	.42	.38
Net gain/(loss) on securities (both realized and unrealized)	(5.58)	2.91	2.45	1.28	.99
Total from Investment Operations	(4.99)	3.50	2.88	1.70	1.37
Less Distributions:
Dividends (from net investment income)*	(.59)	(.57)	(.43)	(.41)	(.38)
Distributions (from capital gains)*	(.84)	–	–	–	–
Total Distributions	(1.43)	(.57)	(.43)	(.41)	(.38)
Net Asset Value, End of Period	$20.58	$27.00	$24.07	$21.62	$20.33
Total Return	(19.34)%	14.73%	13.41%	8.43%	7.11%
Net Assets, End of Period (in thousands)	$2,361,537	$2,786,455	$2,478,237	$2,507,307	$2,849,423
Average Net Assets for the Period (in thousands)	$2,733,572	$2,593,935	$2,499,295	$2,720,829	$3,234,587
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.79%	0.79%	0.82%	0.80%	0.87%
Ratio of Net Expenses to Average Net Assets(1)	0.79%	0.79%	0.81%	0.79%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.42%	2.34%	1.85%	1.93%	1.82%
Portfolio Turnover Rate	109%	60%	50%	47%	45%

For a share outstanding during	Janus Contrarian Fund
each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$21.19	$17.44	$14.20	$11.74	$9.97
Income from Investment Operations:
Net investment income/(loss)	.07	.06	.21	.05	.01
Net gain/(loss) on securities (both realized and unrealized)	(9.40)	5.71	3.25	2.44	1.76
Total from Investment Operations	(9.33)	5.77	3.46	2.49	1.77
Less Distributions:
Dividends (from net investment income)*	(.08)	(.21)	(.04)	(.03)	–
Distributions (from capital gains)*	(.88)	(1.81)	(.18)	–	–
Total Distributions	(.96)	(2.02)	(.22)	(.03)	–
Net Asset Value, End of Period	$10.90	$21.19	$17.44	$14.20	$11.74
Total Return	(46.02)%	36.17%	24.60%	21.19%	17.75%
Net Assets, End of Period (in thousands)	$3,927,985	$8,452,208	$4,002,929	$2,906,324	$2,383,959
Average Net Assets for the Period (in thousands)	$7,251,667	$6,378,807	$3,511,568	$2,716,329	$2,497,342
Ratio of Gross Expenses to Average Net Assets(1)(2)	1.01%	0.97%	0.95%	0.93%	0.98%
Ratio of Net Expenses to Average Net Assets(1)	1.00%	0.96%	0.94%	0.93%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.43%	0.38%	1.41%	0.45%	0.07%
Portfolio Turnover Rate	52%	28%	39%	42%	30%

*	See Note 3 in Notes to Financial Statements.

(1)	See “Explanations of Charts, Tables and Financial Statements.”
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  81

Financial Highlights (continued)

For a share outstanding during	Janus Fundamental Equity Fund
each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$30.28	$25.43	$22.15	$18.78	$17.04
Income from Investment Operations:
Net investment income/(loss)	.25	.14	.11	.11	.05
Net gain/(loss) on securities (both realized and unrealized)	(12.10)	4.85	3.24	3.34	1.75
Total from Investment Operations	(11.85)	4.99	3.35	3.45	1.80
Less Distributions:
Dividends (from net investment income)*	(.22)	(.11)	(.07)	(.08)	(.06)
Distributions (from capital gains)*	(2.19)	(.03)	–	–	–
Total Distributions	(2.41)	(.14)	(.07)	(.08)	(.06)
Net Asset Value, End of Period	$16.02	$30.28	$25.43	$22.15	$18.78
Total Return	(42.21)%	19.71%	15.15%	18.44%	10.61%
Net Assets, End of Period (in thousands)	$556,450	$1,142,927	$1,018,315	$720,889	$613,269
Average Net Assets for the Period (in thousands)	$889,958	$1,067,882	$955,696	$652,913	$653,639
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.91%	0.87%	0.92%	0.90%	0.97%
Ratio of Net Expenses to Average Net Asset(1)	0.90%	0.87%	0.91%	0.89%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.03%	0.48%	0.49%	0.50%	0.24%
Portfolio Turnover Rate	157%	33%	46%	74%	58%

For a share outstanding during	Janus Growth and Income Fund
each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$44.20	$37.36	$33.97	$29.29	$27.12
Income from Investment Operations:
Net investment income/(loss)	.38	.63	.61	.24	.07
Net gain/(loss) on securities (both realized and unrealized)	(17.92)	6.86	3.30	4.66	2.17
Total from Investment Operations	(17.54)	7.49	3.91	4.90	2.24
Less Distributions:
Dividends (from net investment income)*	(.49)	(.65)	(.52)	(.22)	(.07)
Distributions (from capital gains)*	(4.27)	–	–	–	–
Total Distributions	(4.76)	(.65)	(.52)	(.22)	(.07)
Net Asset Value, End of Period	$21.90	$44.20	$37.36	$33.97	$29.29
Total Return	(43.79)%	20.22%	11.56%	16.79%	8.28%
Net Assets, End of Period (in thousands)	$3,345,701	$7,107,894	$6,780,817	$5,734,941	$5,177,210
Average Net Assets for the Period (in thousands)	$5,463,501	$6,738,311	$6,677,364	$5,454,668	$5,568,170
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.87%	0.87%	0.89%	0.88%	0.92%
Ratio of Net Expenses to Average Net Asset(1)	0.86%	0.86%	0.88%	0.87%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.17%	1.98%	1.90%	0.68%	0.24%
Portfolio Turnover Rate	76%	54%	50%	38%	41%

*	See Note 3 in Notes to Financial Statements.

(1)	See “Explanations of Charts, Tables and Financial Statements.”
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

82  Janus Core, Risk-Managed and Value Funds  October 31, 2008

For a share outstanding during	INTECH Risk-Managed Stock Fund
each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$17.38	$16.46	$15.28	$13.98	$12.44
Income from Investment Operations:
Net investment income/(loss)	.24	.20	.12	.12	.08
Net gain/(loss) on securities (both realized and unrealized)	(5.75)	1.71	1.96	1.89	1.75
Total from Investment Operations	(5.51)	1.91	2.08	2.01	1.83
Less Distributions and Other:
Dividends (from net investment income)*	(.24)	(.12)	(.13)	(.08)	(.03)
Dividends (from capital gains)*	(1.42)	(.87)	(.77)	(.63)	(.26)
Redemption Fees	–(1)	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	(1.66)	(.99)	(.90)	(.71)	(.29)
Net Asset Value, End of Period	$10.21	$17.38	$16.46	$15.28	$13.98
Total Return	(34.82)%	12.11%	14.10%	14.79%	15.06%
Net Assets, End of Period (in thousands)	$246,935	$512,837	$498,582	$379,214	$181,903
Average Net Assets for the Period (in thousands)	$386,247	$543,933	$433,127	$308,431	$129,518
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.75%	0.77%	0.91%	0.89%	0.69%(4)
Ratio of Net Expenses to Average Net Assets(2)	0.75%	0.77%	0.90%	0.88%	0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.55%	1.08%	0.81%	0.92%	0.72%
Portfolio Turnover Rate	74%	109%	108%	81%	71%

*	See Note 3 in Notes to Financial Statements.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	The ratio was 1.07% before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  83

Financial Highlights – Investor Shares

For a share outstanding during	Janus Mid Cap Value Fund
each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$26.56	$24.87	$23.24	$22.22	$18.94
Income from Investment Operations:
Net investment income/(loss)	.29	.32	.37	.14	.10
Net gain/(loss) on securities (both realized and unrealized)	(7.09)	3.30	3.33	2.89	3.28
Total from Investment Operations	(6.80)	3.62	3.70	3.03	3.38
Less Distributions:
Dividends (from net investment income)*	(.40)	(.31)	(.24)	(.08)	(.10)
Distributions (from capital gains)*	(2.73)	(1.62)	(1.83)	(1.93)	–
Total Distributions	(3.13)	(1.93)	(2.07)	(2.01)	(.10)
Net Asset Value, End of Period	$16.63	$26.56	$24.87	$23.24	$22.22
Total Return	(28.59)%	15.38%	16.88%	14.26%	17.92%
Net Assets, End of Period (in thousands)	$5,170,228	$5,892,209	$5,181,449	$4,188,183	$2,978,875
Average Net Assets for the Period (in thousands)	$6,009,064	$5,710,028	$4,806,698	$3,797,215	$2,244,533
Ratio of Gross Expenses to Average Net Assets(1)(2)	1.07%	0.86%	0.93%	0.93%	0.94%
Ratio of Net Expenses to Average Net Assets(1)	1.06%	0.85%	0.93%	0.92%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.47%	1.49%	1.69%	0.67%	0.56%
Portfolio Turnover Rate	103%	95%	95%	86%	91%

For a share outstanding during	Janus Small Cap Value Fund
each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$27.90	$30.29	$31.16	$32.98	$28.63
Income from Investment Operations:
Net investment income/(loss)	.32	.32	.39	.29	.31
Net gain/(loss) on securities (both realized and unrealized)	(5.83)	2.57	3.49	3.16	4.16
Total from Investment Operations	(5.51)	2.89	3.88	3.45	4.47
Less Distributions:
Dividends (from net investment income)*	(.33)	(.45)	(.30)	(.31)	(.12)
Distributions (from capital gains)*	(4.08)	(4.83)	(4.45)	(4.96)	–
Total Distributions	(4.41)	(5.28)	(4.75)	(5.27)	(.12)
Net Asset Value, End of Period	$17.98	$27.90	$30.29	$31.16	$32.98
Total Return	(22.57)%	10.77%	13.71%	11.34%	15.65%
Net Assets, End of Period (in thousands)	$503,335	$813,857	$1,153,144	$1,338,093	$1,480,885
Average Net Assets for the Period (in thousands)	$662,033	$974,404	$1,259,565	$1,440,206	$1,630,099
Ratio of Gross Expenses to Average Net Assets(1)(2)	1.03%	1.01%	1.01%	1.00%	1.02%
Ratio of Net Expenses to Average Net Assets(1)	1.03%	1.00%	1.00%	0.99%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.44%	1.13%	1.26%	0.84%	0.91%
Portfolio Turnover Rate	112%	59%	62%	44%	50%

*	See Note 3 in Notes to Financial Statements.

(1)	See “Explanations of Charts, Tables and Financial Statements.”
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

84  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Financial Highlights – Institutional Shares

For a share outstanding during	Janus Mid Cap Value Fund
each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$26.69	$24.99	$23.34	$22.31	$19.02
Income from Investment Operations:
Net investment income/(loss)	.49	.39	.39	.15	.14
Net gains/(loss) on securities (both realized and unrealized)	(7.31)	3.28	3.37	2.92	3.29
Total from Investment Operations	(6.82)	3.67	3.76	3.07	3.43
Less Distributions:
Dividends (from net investment income)*	(.39)	(.35)	(.28)	(.11)	(.14)
Distributions (from capital gains)*	(2.73)	(1.62)	(1.83)	(1.93)	–
Total Distributions	(3.12)	(1.97)	(2.11)	(2.04)	(.14)
Net Asset Value, End of Period	$16.75	$26.69	$24.99	$23.34	$22.31
Total Return	(28.49)%	15.49%	17.08%	14.40%	18.14%
Net Assets, End of Period (in thousands)	$365,505	$885,293	$1,068,045	$734,926	$464,450
Average Net Assets for the Period (in thousands)	$759,342	$1,043,566	$921,447	$597,747	$395,466
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.84%(3)	0.77%(3)	0.78%(3)	0.77%(3)	0.77%(3)
Ratio of Net Expenses to Average Net Assets(1)	0.84%	0.77%	0.77%	0.77%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.76%	1.60%	1.79%	0.82%	0.74%
Portfolio Turnover Rate	103%	95%	95%	86%	91%

For a share outstanding during	Janus Small Cap Value Fund
each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$28.20	$30.54	$31.38	$33.19	$28.82
Income from Investment Operations:
Net investment income/(loss)	.33	.38	.54	.37	.39
Net gains/(loss) on securities (both realized and unrealized)	(5.86)	2.61	3.43	3.17	4.18
Total from Investment Operations	(5.53)	2.99	3.97	3.54	4.57
Less Distributions:
Dividends (from net investment income)*	(.35)	(.50)	(.36)	(.39)	(.20)
Distributions (from capital gains)*	(4.08)	(4.83)	(4.45)	(4.96)	–
Total Distributions	(4.43)	(5.33)	(4.81)	(5.35)	(.20)
Net Asset Value, End of Period	$18.24	$28.20	$30.54	$31.38	$33.19
Total Return	(22.39)%	11.06%	13.93%	11.57%	15.91%
Net Assets, End of Period (in thousands)	$563,464	$771,789	$923,755	$1,185,733	$1,400,160
Average Net Assets for the Period (in thousands)	$664,935	$831,092	$1,092,751	$1,323,226	$1,486,714
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.82%(4)	0.80%(4)	0.80%(4)	0.79%(4)	0.81%(4)
Ratio of Net Expenses to Average Net Assets(1)	0.81%	0.79%	0.79%	0.79%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.65%	1.34%	1.51%	1.05%	1.12%
Portfolio Turnover Rate	112%	59%	62%	44%	50%

*	See Note 3 in Notes to Financial Statements.

(1)	See “Explanations of Charts, Tables and Financial Statements.”
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)	The ratio was 1.04% in 2008, 0.81% in 2007, 0.89% in 2006, 0.88% in 2005 and 0.90% in 2004, before waiver of certain fees incurred by the Fund.
(4)	The ratio was 1.02% in 2008, 0.97% in 2007, 0.97% in 2006, 0.96% in 2005, and 0.99% in 2004, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  85

Notes to Schedules of Investments

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Lehman Brothers Government/Credit Index (45%). Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.

Barclays Capital U.S. Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year-sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International All Country World IndexSM	Is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

86  Janus Core, Risk-Managed and Value Funds  October 31, 2008

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
Ç	Security is traded on a “to-be-announced” basis.
#	Loaned security; a portion or all of the security is on loan at October 31, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

§  Schedule of Restricted and Illiquid Securities (as of October 31, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Balanced Fund
Atlas Copco A.B., 5.6000%, due 5/22/17 (144A)	5/15/07	$1,454,345	$1,305,411	0.1%

The Fund has registration rights for certain restricted securities held as of October 31, 2008. The issuer incurs all registration costs.

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the fiscal year ended October 31, 2008.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/08

Janus Contrarian Fund
Ballarpur Industries, Ltd.	–	$–	–	$–	$–	$393,166	$12,605,188
Forest Oil Corp.	–	–	42,615	$1,635,309	930,659	–	120,580,194
Gramercy Capital Corp.	2,148,703	49,529,961	21,955	525,722	(189,171)	2,695,667	5,657,150
Kinder Morgan Management LLC*	1,058,400	51,207,516	5,063	266,636	(15,807)	–	176,152,671
Liberty Global, Inc. – Class A*	–	–	2,712,935	57,362,709	38,553,118	–	113,719,360
Owens-Illinois, Inc.*	–	–	2,101,865	44,667,144	73,572,455	–	201,730,214
Playboy Enterprises, Inc. – Class B*	–	–	1,672,155	32,485,998	(30,311,595)	–	–
St. Joe Co.*	1,259,477	52,650,744	14,220	649,161	(90,600)	–	276,389,921
Vail Resorts, Inc.*	2,988,565	141,283,252	4,750	251,513	(89,965)	–	99,241,687

		$294,671,473		$137,844,192	$82,359,094	$3,088,833	$1,006,076,385

Janus Core, Risk-Managed and Value Funds  October 31, 2008  87

Notes to Schedules of Investments (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/08

Janus Fundamental Equity Fund
Bank Tec (144A)*	–	$–	412,715	$3,301,720	$(1,870,704)	$–	$–

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/08

Janus Growth and Income Fund
Bank Tec (144A)*	–	$–	2,527,630	$20,221,040	$(11,500,717)	$–	$–
Spansion, Inc. – Class A*	5,521,592	24,847,167	12,307,272	111,574,672	(64,314,333)	–	–

		$24,847,167		$131,795,712	$(75,815,050)	$–	$–

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/08

Janus Mid Cap Value Fund
Avocent Corp.*	1,360,000	$25,537,394	1,000,000	$24,726,763	$(3,887,446)	$–	$22,587,647

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/08

Janus Small Cap Value Fund
Edge Petroleum Corp.*	620,640	$3,800,136	2,000,000	$31,303,618	$(21,084,200)	$–	$–
ICT Group, Inc.*	197,789	1,700,055	155,289	2,813,731	(1,146,688)	–	4,426,800
LCA-Vision, Inc.	805,000	7,055,101	100,000	3,313,900	(1,574,200)	178,500	3,693,600
MarineMax, Inc.*	752,200	6,989,165	679,949	10,771,307	(2,769,334)	–	1,733,622

		$19,544,457		$48,202,556	$(26,574,422)	$178,500	$9,854,022

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of October 31, 2008 are noted below.

Fund	Aggregate Value

Core
Janus Balanced Fund	$285,484,450
Janus Contrarian Fund	2,357,055,086
Janus Fundamental Equity Fund	68,790,043
Janus Growth and Income Fund	570,278,296
Value
Janus Mid Cap Value Fund	177,065,142

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security descriptions are as of October 31, 2008.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

88  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund, Janus Growth and Income Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-eight Funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Contrarian Fund, which is classified as nondiversified. The Funds are no-load investments.

Certain prior year amounts in the Statement of Changes in Net Assets and Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust. Janus Mid Cap Value Fund and Janus Small Cap Value Fund currently offer two classes of shares. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  89

Notes to Financial Statements (continued)

Securities Lending
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2008, the following Funds had on loan securities valued as indicated:

Value at
Fund	October 31, 2008

Core
Janus Balanced Fund	$426,033
Janus Contrarian Fund	6,040,523
Janus Growth and Income Fund	752,811
Value
Janus Small Cap Value Fund	6,778,004

As of October 31, 2008, the following Funds received cash collateral for securities lending activity as indicated:

Cash Collateral at
Fund	October 31, 2008

Core
Janus Balanced Fund	$446,400
Janus Contrarian Fund	6,294,085
Janus Growth and Income Fund	788,800
Value
Janus Small Cap Value Fund	7,265,907

As of October 31, 2008, all cash collateral received by the following Funds that were invested are noted in the following table:

Fund	Repurchase Agreements

Core
Janus Balanced Fund	$432,413
Janus Contrarian Fund	6,096,884
Janus Growth and Income Fund	764,086
Value
Janus Small Cap Value Fund	7,038,257

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Funds, except INTECH Risk-Managed Stock Fund, may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the

90  Janus Core, Risk-Managed and Value Funds  October 31, 2008

foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
Certain Funds, except INTECH Risk-Managed Stock Fund, may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may utilize American-Style and European style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds, except INTECH Risk-Managed Stock Fund, may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option,

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Notes to Financial Statements (continued)

or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the fiscal year ended October 31, 2008 as indicated in the table below:

Fund	Gains/(Losses)

Core
Janus Contrarian Fund	$(11,225,663)
Janus Fundamental Equity Fund	1,140,857
Value
Janus Mid Cap Value Fund	(36,128,336)

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended October 31, 2008 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at October 31, 2007	25,875	$2,937,357
Options written	116,136	30,505,589
Options closed	–	–
Options expired	(75,879)	(5,605,766)
Options exercised	–	–

Options outstanding at October 31, 2008	66,132	$27,837,180

	Number of	Premiums
Put Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at October 31, 2007	9,773	$1,290,016
Options written	338,517	142,245,027
Options closed	(131,638)	(49,601,283)
Options expired	(68,829)	(16,519,768)
Options exercised	(95,017)	(18,057,702)

Options outstanding at October 31, 2008	52,806	$59,356,290

	Number of	Premiums
Call Options	Contracts	Received

Janus Fundamental Equity Fund
Options outstanding at October 31, 2007	10,959	$1,477,510
Options written	–	–
Options closed	(2,630)	(380,503)
Options expired	(8,329)	(1,097,007)
Options exercised	–	–

Options outstanding at October 31, 2008	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Mid Cap Value Fund
Options outstanding at October 31, 2007	–	$–
Options written	6,269	3,009,917
Options closed	–	–
Options expired	(4,269)	(1,851,675)
Options exercised	(2,000)	(1,158,242)

Options outstanding at October 31, 2008	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Mid Cap Value Fund
Options outstanding at October 31, 2007	450,816	$6,985,888
Options written	1,725,280	72,665,249
Options closed	(1,411,492)	(27,671,971)
Options expired	(718,787)	(23,768,887)
Options exercised	–	–

Options outstanding at October 31, 2008	45,817	$28,210,279

Securities Traded on a To-Be-Announced Basis
The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount

92  Janus Core, Risk-Managed and Value Funds  October 31, 2008

and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Floating Rate Loans
Janus Balanced Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
Janus Balanced Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended October 31, 2008 are indicated in the table below:

	Average Monthly
Fund	Value	Rates

Core
Janus Balanced Fund	$5,425,339	1.5000% - 7.4481%

Short Sales
The Funds, except INTECH Risk-Managed Stock Fund, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds, except INTECH Risk-Managed Stock Fund, may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which a Fund sold the security short less the cost of borrowing the security,

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Notes to Financial Statements (continued)

the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. On September 15, 2008, Lehman Brothers Holding, Inc. (Lehman) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Funds to write off Lehman foreign exchange currency gains and losses and the associated receivables and payables. The written off receivables and payables were written off from “Investments Sold” and “Investments Purchased”, respectively on the Statements of Assets and Liabilities. The written off gains and losses were written off from “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations.

The Funds utilizes foreign currency-denominated assets and forward currency contracts in which the Fund may incur losses due to changes in the market or failure of the other party to a contract to perform (counterparty risk). Like other financial transactions involving counterparties, the potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund’s risk, consist principally of cash due from counterparties and investments. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities.

94  Janus Core, Risk-Managed and Value Funds  October 31, 2008

When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Funds, except INTECH Risk-Managed Stock Fund, may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Additional Investment Risk
The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH Risk-Managed Stock Fund does not intend to invest in high-yield/high-risk bonds.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash
As of October 31, 2008, Janus Contrarian Fund had restricted cash in the amount of $240,750,000. The restricted cash represents collateral received in relation to options contracts invested in by the Fund at October 31, 2008. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions
Dividends from net investment income for Janus Balanced Fund and Janus Growth and Income Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

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Notes to Financial Statements (continued)

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily Net	Management
Fund	Assets of Fund	Fee (%)

Core
Janus Balanced Fund	All Asset Levels	0.55%
Janus Contrarian Fund	All Asset Levels	0.64%
Janus Fundamental Equity Fund	All Asset Levels	0.60%
Janus Growth and Income Fund	All Asset Levels	0.62%
Risk-Managed
INTECH Risk-Managed Stock Fund	All Asset Levels	0.50%
Value
Janus Mid Cap Value Fund	All Asset Levels	0.64%
Janus Small Cap Value Fund	All Asset Levels	0.72%

For Janus Contrarian Fund, INTECH Risk-Managed Stock Fund and Janus Mid-Cap Value Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

Janus Contrarian Fund	S&P 500® Index
INTECH Risk-Managed Stock Fund	S&P 500® Index
Janus Mid Cap Value Fund	Russell Midcap® Value Index

96  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Any performance adjustment for INTECH Risk-Managed Stock Fund commenced on January 1, 2007 and commenced on February 1, 2007 for Janus Contrarian Fund and Janus Mid Cap Value Fund, prior to which only the base fee rate applied. The calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment)

The investment advisory fee paid to Janus Capital by each of the Funds listed above consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for INTECH Risk-Managed Stock Fund and February 2007 for Janus Contrarian Fund and Janus Mid Cap Value Fund. No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of Janus Mid Cap Value Fund’s Investor Shares (“Investor Shares”) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Investor Shares against the investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Fund’s prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment.

During the fiscal year ended October 31, 2008, the following Funds recorded the Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Janus Contrarian Fund	$8,493,314
INTECH Risk-Managed Stock Fund	$(648,530)
Janus Mid Cap Value Fund	$9,333,192

Enhanced Investment Technologies, LLC (“INTECH”) serves as subadviser to the INTECH Risk-Managed Stock Fund. Janus Capital indirectly owns approximately 89.5% of the outstanding voting shares of INTECH. Effective November 11, 2008, INTECH changed its name to INTECH Investment Management LLC.

Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from an annual rate of 0.26% of the Fund’s annual average daily net assets (plus or minus half of any performance fee adjustment) to a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustment).

Perkins, Wolf, McDonnell and Company, LLC. (“Perkins”) serves as subadviser to the Janus Mid Cap Value Fund and Janus Small Cap Value Fund. As compensation for its services, Perkins receives directly from the Funds a fee equal to 50% of Janus Capital’s management fee, including any performance-based fee adjustment (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins’ investment advisory business.

Each Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’

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Notes to Financial Statements (continued)

transfer agent, an asset-weighted average annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. Effective October 13, 2008, the rates changed to 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for each of the Funds (excluding Janus Mid Cap Value Fund – Institutional Shares and Janus Small Cap Value Fund) for transfer agent services.

Janus Services receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund for providing or procuring recordkeeping, subaccounting and other administrative services to the investors.

By written agreement, Janus Services has agreed until March 1, 2009 to waive the transfer agency fee payable so that the total operating expenses (excluding any items that are not normally considered operating expenses) of the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund do not exceed 0.77% and 0.79%, respectively. Amounts waived by Janus Capital are disclosed as Excess Expense reimbursement on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of October 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2008.

For the fiscal year ended October 31, 2008, Janus Capital assumed $59,332 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $76,461 was paid by the Trust during fiscal year ended October 31, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 2.00% redemption fee may be imposed on shares of INTECH Risk-Managed Stock Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Fund for the fiscal year ended October 31, 2008 is indicated in the table below:

Redemption
Fund	Fee

Risk-Managed
INTECH Risk-Managed Stock Fund	$25,079

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

98  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds are used to purchase shares of Janus institutional money market funds. During the fiscal year ended October 31, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/08

Janus Institutional Cash Management Fund - Institutional Shares
Core
Janus Balanced Fund	$393,236,117	$452,729,625	$1,817,525	$17,785,328
Janus Contrarian Fund	519,834,555	621,976,159	999,868	–
Janus Fundamental Equity Fund	77,921,053	115,079,675	242,291	–
Janus Growth and Income Fund	371,973,478	382,469,630	6,126,330	112,285,442
Risk-Managed
INTECH Risk-Managed Stock Fund	10,401,383	10,401,383	7,836	–
Value
Janus Mid Cap Value Fund	41,024,888	352,227,946	1,627,561	–
Janus Small Cap Value Fund	14,154,106	155,537,646	715,496	–

	$1,428,545,580	$2,090,422,064	$11,536,907	$130,070,770

Janus Institutional Money Market Fund - Institutional Shares
Core
Janus Balanced Fund	$1,325,053,875	$1,225,587,375	$1,763,183	$101,572,000
Janus Contrarian Fund	1,452,132,098	1,456,071,398	1,206,429	28,061,000
Janus Fundamental Equity Fund	264,261,952	265,429,452	191,665	3,779,000
Janus Growth and Income Fund	1,373,971,585	1,416,865,370	3,116,299	62,725,114
Risk-Managed
INTECH Risk-Managed Stock Fund	25,507,979	25,507,979	12,459	–
Value
Janus Mid Cap Value Fund	87,855,189	217,499,588	451,965	–
Janus Small Cap Value Fund	21,763,482	22,705,982	15,125	–

	$4,550,546,160	$4,629,667,144	$6,757,125	$196,137,114

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  99

Notes to Financial Statements (continued)

	Undistributed	Undistributed		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Differences	(Depreciation)

Core
Janus Balanced Fund	$12,100,147	$104,203,352	$(4,346,992)	$(59,899)	$(231,460,461)
Janus Contrarian Fund	17,977,583	127,434,634	(125,793,121)	(74,094,960)	(1,364,987,577)
Janus Fundamental Equity Fund	5,188,901	18,689,352	–	(33,987)	(213,258,656)
Janus Growth and Income Fund	23,519	–	(468,450,038)	(248,468)	(916,659,413)
Risk-Managed
INTECH Risk-Managed Stock Fund	3,848,347	–	(24,849,489)	(6,205)	(61,442,738)
Value
Janus Mid Cap Value Fund	51,644,747	260,246,796	–	(162,247,937)	(1,373,270,063)
Janus Small Cap Value Fund	19,159,604	92,138,564	–	(20,933)	(194,473,425)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31 2008

	October	October	October	October	October	October	Accumulated
Fund	31, 2009	31, 2010	31, 2011	31, 2012	31, 2013	31, 2016	Capital Losses

Core
Janus Balanced Fund(1)	$(2,173,495)	$(2,173,497)	$–	$–	$–	$–	$(4,346,992)
Janus Contrarian Fund(1)	(25,915,071)	–	(39,096,971)	(38,648,243)	(22,132,836)	–	(125,793,121)
Janus Growth and Income Fund(1)	(16,656,645)	(8,328,322)	–	–	–	(443,465,071)	(468,450,038)
Risk-Managed
INTECH Risk-Managed Stock Fund	–	–	–	–	–	(24,849,489)	(24,849,489)

(1)	Capital loss carryovers subject to annual limitations.

During the fiscal year ended October 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the following table:

Capital Loss
Fund	Carryover Utilized

Core
Janus Balanced Fund	$2,173,497
Janus Contrarian Fund	25,915,071

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Core
Janus Balanced Fund	$2,644,579,876	$141,147,293	$(372,607,754)
Janus Contrarian Fund	5,425,365,689	328,237,609	(1,693,212,258)
Janus Fundamental Equity Fund	762,683,662	25,045,262	(238,303,918)
Janus Growth and Income Fund	4,198,654,703	190,804,148	(1,107,463,561)
Risk-Managed
INTECH Risk-Managed Stock Fund	308,010,747	11,961,207	(73,403,945)
Value
Janus Mid Cap Value Fund	7,147,493,751	446,833,790	(1,820,103,853)
Janus Small Cap Value Fund	1,266,232,207	84,244,584	(278,718,009)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments

100  Janus Core, Risk-Managed and Value Funds  October 31, 2008

for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Core
Janus Balanced Fund	$65,151,499	$87,036,514	$–	$–
Janus Contrarian Fund	34,529,912	349,165,516	–	–
Janus Fundamental Equity Fund	26,651,465	62,776,669	–	–
Janus Growth and Income Fund	158,487,299	594,598,778	–	–
Risk-Managed
INTECH Risk-Managed Stock Fund	6,952,627	40,537,948	–	–
Value
Janus Mid Cap Value Fund	254,697,140	540,917,733	–	–
Janus Small Cap Value Fund	75,173,297	166,912,026	–	–

For the fiscal year ended October 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Core
Janus Balanced Fund	$58,466,571	$–	$–	$–
Janus Contrarian Fund	84,565,190	395,397,120	–	–
Janus Fundamental Equity Fund	4,601,226	1,001,209	–	–
Janus Growth and Income Fund	107,846,113	–	–	–
Risk-Managed
INTECH Risk-Managed Stock Fund	3,638,972	26,902,184	–	–
Value
Janus Mid Cap Value Fund	187,582,623	301,814,262	–	–
Janus Small Cap Value Fund	93,371,468	248,234,032	–	–

4.	Capital Share Transactions

					Janus				INTECH Risk-
For each fiscal year ended					Fundamental		Janus Growth and		Managed Stock
October 31(all numbers in	Janus Balanced Fund		Janus Contrarian Fund		Equity Fund		Income Fund		Fund
thousands)	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Transactions in Fund Shares:
Shares sold	31,503	18,465	117,238	211,607	3,500	7,278	12,153	15,674	2,290	8,584
Reinvested dividends and distributions	6,053	2,283	19,442	28,035	3,361	209	20,695	2,609	3,083	1,888
Shares repurchased	(26,010)	(20,507)	(175,169)	(70,220)	(9,876)	(9,775)	(40,872)	(38,995)	(10,703)	(11,260)
Net Increase/(Decrease) in Fund Shares	11,546	241	(34,489)	169,422	(3,015)	(2,288)	(8,024)	(20,712)	(5,330)	(788)
Shares Outstanding, Beginning of Period	103,195	102,954	398,956	229,534	37,751	40,039	160,801	181,513	29,510	30,298
Shares Outstanding, End of Period	114,741	103,195	360,467	398,956	34,736	37,751	152,777	160,801	24,180	29,510

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Notes to Financial Statements (continued)

	Janus Mid Cap Value Fund		Janus Small Cap Value Fund
For each fiscal year ended October 31(all numbers in thousands)	2008	2007	2008	2007

Transactions in Fund Shares – Investor Shares:
Shares sold	148,804	52,826	3,686	3,658
Reinvested dividends and distributions	29,599	16,240	5,452	6,902
Shares repurchased	(89,231)	(55,609)	(10,318)	(19,467)
Net Increase/(Decrease) in Fund Shares	89,172	13,457	(1,180)	(8,907)
Shares Outstanding, Beginning of Period	221,810	208,353	29,167	38,074
Shares Outstanding, End of Period	310,982	221,810	27,987	29,167
Transactions in Fund Shares – Institutional Shares:
Shares sold	5,204	5,569	8,389	4,398
Reinvested dividends and distributions	4,494	3,392	5,149	5,649
Shares repurchased	(21,053)	(18,532)	(10,014)	(12,921)
Net Increase/(Decrease) in Fund Shares	(11,355)	(9,571)	3,524	(2,874)
Shares Outstanding, Beginning of Period	33,170	42,741	27,372	30,246
Shares Outstanding, End of Period	21,815	33,170	30,896	27,372

5.	Purchases and Sales of Investment Securities

For the fiscal year ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Core
Janus Balanced Fund	$1,850,474,469	$1,397,482,315	$1,371,946,415	$1,451,189,015
Janus Contrarian Fund	3,681,345,886	4,379,874,250	–	–
Janus Fundamental Equity Fund	1,388,717,580	1,445,211,311	–	–
Janus Growth and Income Fund	3,819,777,963	4,647,351,434	134,005,349	–
Risk Managed
INTECH Risk-Managed Stock Fund	287,725,071	395,996,909	–	–
Value
Janus Mid Cap Value Fund	7,534,005,590	6,412,959,477	–	–
Janus Small Cap Value Fund	1,315,761,043	1,408,299,058	–	–

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus

102  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  103

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund, Janus Growth and Income Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, and Janus Small Cap Value Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

December 19, 2008
Denver, Colorado

104  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Janus Core, Risk-Managed and Value Funds  October 31, 2008  105

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2008. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

106  Janus Core, Risk-Managed and Value Funds  October 31, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

Janus Core, Risk-Managed and Value Funds  October 31, 2008  107

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

108  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2008:

Capital Gain Distributions

Fund

Core
Janus Balanced Fund	$87,036,514
Janus Contrarian Fund	349,165,516
Janus Fundamental Equity Fund	62,776,669
Janus Growth and Income Fund	594,598,778
Risk-Managed
INTECH Risk-Managed Stock Fund	40,537,948
Value
Janus Mid Cap Value Fund	540,917,733
Janus Small Cap Value Fund	166,912,026

Dividends Received Deduction Percentage

Fund

Core
Janus Balanced Fund	100%
Janus Contrarian Fund	41%
Janus Fundamental Equity Fund	100%
Janus Growth and Income Fund	100%
Risk-Managed
INTECH Risk-Managed Stock Fund	100%
Value
Janus Mid Cap Value Fund	100%
Janus Small Cap Value Fund	56%

Qualified Dividend Income

Fund

Core
Janus Balanced Fund	100%
Janus Contrarian Fund	100%
Janus Fundamental Equity Fund	100%
Janus Growth and Income Fund	100%
Risk-Managed
INTECH Risk-Managed Stock Fund	100%
Value
Janus Mid Cap Value Fund	100%
Janus Small Cap Value Fund	55%

Janus Core, Risk-Managed and Value Funds  October 31, 2008  109

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Aspen Series. Collectively, these three registered investment companies consist of 73 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios/ Funds
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with Funds	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	73	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	73	Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

110  Janus Core, Risk-Managed and Value Funds  October 31, 2008

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios/ Funds
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with Funds	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002- 2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

*Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 89 funds.

Janus Core, Risk-Managed and Value Funds  October 31, 2008  111

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address, and Age	Positions Held with Funds	Length of Time Served	During the Past Five Years

David C. Decker 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Portfolio Manager Janus Contrarian Fund	2/00-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Fundamental Equity Fund	11/07-Present	Vice President and Director of Research of Janus Capital.

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund. Executive Vice President and Portfolio Manager Janus Growth and Income Fund	5/05-Present 11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	5/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management, LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of INTECH Investment Management, LLC. Formerly, Chief Compliance Officer of INTECH Investment Management, LLC. (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

112  Janus Core, Risk-Managed and Value Funds  October 31, 2008

Notes

Janus Core, Risk-Managed and Value Funds  October 31, 2008  113

Janus provides access to a wide range of investment disciplines.

Asset Allocation
Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-3713

Funds distributed by Janus Distributors LLC (10/08)

C-1108-241	111-02-103 12-08

2008 Annual Report
Janus International & Global Funds

Janus Global Opportunities Fund
Janus Global Research Fund
Janus Overseas Fund
Janus Worldwide Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus International & Global Funds

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Fund Report	4
Management Commentaries and Schedules of Investments
Janus Global Opportunities Fund	5
Janus Global Research Fund	13
Janus Overseas Fund	22
Janus Worldwide Fund	32
Statements of Assets and Liabilities	42
Statements of Operations	43
Statements of Changes in Net Assets	44
Financial Highlights	46
Notes to Schedules of Investments	48
Notes to Financial Statements	51
Report of Independent Registered Public Accounting Firm	63
Additional Information	64
Explanations of Charts, Tables and Financial Statements	65
Designation Requirements	68
Trustees and Officers	69

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment in Janus funds. While recent market events have no doubt been difficult, we are staying true to our time-tested investment process and research-driven philosophy. We believe that having a disciplined, long-term investment approach can help asset managers like Janus, and investors, weather turbulent market and economic conditions.

Major Market Themes

As we write this year’s annual letter, the extreme volatility in global financial markets experienced over the past several months continues to persist amid uncertainty surrounding the global economic picture. Turmoil resulting from the year-long credit crisis and recession fears characterized U.S. equity markets during the 12-month period ending October 31, 2008. U.S. stock prices began the period modestly lower, but as the stresses in the credit markets grew, so did negative sentiment and volatility. In mid-September, the full weight of the credit crisis seized the global financial markets as Lehman Brothers was forced into bankruptcy. Other long-standing financial institutions also fell victim to the downward cycle, leaving many of them reluctant to extend any amount of credit to businesses and consumers. This helped fuel the crisis of confidence that spread through the markets and led to a dramatic equity market sell-off during September and October. The S&P 500® Index reached its lowest level since 2003 on October 27th. In response, the U.S. Treasury and U.S. Federal Reserve, along with other central banks around the world, took unprecedented steps to support markets and global financial institutions.

The number of moves initiated by the U.S. government included implementing the Troubled Asset Relief Program (TARP), engaging in monetary policy easing, insuring certain money market holdings for a period of time, injecting capital in financial institutions and providing a backstop for mortgage lenders Fannie Mae and Freddie Mac. All of these moves were an attempt to restore confidence in capital markets.

Despite these actions, most major U.S. indices were down over 30% during the 12-month period, ending October 31, 2008, with value performing slightly better than growth and small caps outperforming large caps. The financials sector was the worst performing group due to billions of dollars of write-downs and recapitalization efforts, as well as investor concerns of more bank failures. The materials sector also performed poorly, as dramatic spikes in commodity prices earlier in the year were matched by equally steep declines late in the summer and into the fall. This sharp decline in commodity prices, particularly oil prices, has helped ease concerns about inflation. While we believe this will be favorable for the economy over the long term, in the short term it reflects a decrease in consumer and industrial demand for oil, which exacerbates the market’s fear about the slowing economy. Consumer staples and health care were the best performing sectors, which is not particularly surprising given their historically defensive characteristics. As the period came to a close, concerns over credit availability, stability of the financial markets as well as the impact on economic activity from the credit crisis continued to weigh heavily on investors.

Long-Term Relative Performance Continued to be Strong

Despite the challenging market conditions, we have stayed true to our disciplined, long-term investment approach. And while our short-term performance has suffered, our long-term results generally remained strong relative to our peers. For the one-year period ended October 31, 2008, 54% of Janus retail funds ranked within Lipper’s top two quartiles based upon total returns. Looking longer-term, 78% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 81% ranked in Lipper’s top two quartiles for the five-year period ended October 31, 2008. (See complete rankings on page 3.)

Investment Team Depth

Throughout this challenging period, we have continued to expand our investment team capabilities, particularly our research analyst bench. In 2008, Janus added six new equity research analysts, nine equity junior analysts and seven research associates to the team. We believe their expertise and our strong research commitment will continue to position us well to gain the unique insight that is at the core of our investment process.

Janus International and Global Funds  October 31, 2008  1

Continued

Outlook

As our investment team works diligently to find the best ideas, we keep in mind that the market is a discounting mechanism that largely reflects expectations of the future. As such, we could see the markets improve before the economic data reflects the signs of a recovery. Conversely, we have often seen markets begin to decline prior to a peak in economic activity. On that note, we believe encouraging signs were emerging late in the period. We think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Additionally, valuations across many markets have reached what we consider to be attractive levels. More specifically, our research has uncovered many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. We also believe there is significant cash sitting on the sidelines in money market funds and bank deposits that will likely return to the market once it begins to show signs of a recovery.

In closing, our long-term investment approach has not fundamentally changed for the past 39 years. We believe in our core research philosophy, but are adapting to the current market environment. We are reviewing the balance sheets of companies with more scrutiny given the overwhelming market focus on liquidity. We are also leveraging our fundamental research efforts through increased end market surveys to help us gain unique investment insight. We believe there are opportunities to be uncovered in markets like these. And we believe our research process will lead us to these opportunities.

We sincerely appreciate your continued investment in Janus funds. We recognize the confidence that you have placed in us and we continue in our quest to deliver strong, consistent fund performance to you, our investors. We believe that our commitment to research and our long-term investment approach will help us navigate through the current market cycle.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of October 2008 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

2  Janus International and Global Funds  October 31, 2008

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 10/31/08

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund (Inception Date)

Janus Fund (2/70)	Large-Cap Growth Funds	63	491/784	28	189/674	52	288/559	45	119/267	15	3/19	63	493/789

Janus Enterprise Fund(1)(9/92)	Mid-Cap Growth Funds	28	167/611	16	83/532	6	25/425	57	110/195	30	14/47	28	166/608

Janus Orion Fund (6/00)	Multi-Cap Growth Funds	93	467/502	9	33/384	4	11/327	N/A	N/A	26	53/208	94	486/518

Janus Research Fund(1) (5/93)	Large-Cap Growth Funds	88	690/784	33	219/674	14	78/559	11	27/267	4	3/82	37	257/694

Janus Triton Fund(1)(2/05)	Small-Cap Growth Funds	40	235/594	6	27/494	N/A	N/A	N/A	N/A	3	10/463	5	22/530

Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	49	378/784	1	3/674	1	2/559	9	22/267	6	2/38	69	559/818

Janus Venture Fund* (4/85)	Small-Cap Growth Funds	98	582/594	58	286/494	47	187/399	50	98/196	19	2/10	41	123/299

Janus Global Life Sciences Fund (12/98)	Global Health/Biotechnology Funds	25	15/60	40	22/54	10	5/49	N/A	N/A	32	5/15	15	9/60

Janus Global Technology Fund (12/98)	Global Science & Technology Funds	27	25/95	35	31/90	48	38/79	N/A	N/A	21	5/23	40	36/90

Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	7	34/509	3	10/375	7	17/257	5	6/143	4	1/28	2	4/353

Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	94	747/799	6	37/642	1	3/455	N/A	N/A	13	29/233	13	29/233

Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	92	821/893	74	560/763	27	171/641	9	28/347	4	8/222	90	777/867

Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	96	852/893	91	689/763	61	386/641	21	70/347	10	8/84	93	803/867

INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	19	145/799	41	258/642	14	60/455	N/A	N/A	22	89/422	22	89/422

Janus Mid Cap Value Fund – Inv(1)(2) (8/98)	Mid-Cap Value Funds	5	16/362	2	3/280	3	6/213	3	2/75	4	2/65	4	2/65

Janus Small Cap Value Fund – Inv*(2) (10/87)	Small-Cap Core Funds	1	2/779	5	31/626	11	53/486	16	32/204	7	8/123	7	8/123

Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	11	60/568	8	34/467	11	43/397	15	30/199	10	2/20	13	68/538

Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	18	82/462	16	59/389	22	71/336	12	20/180	7	6/97	18	60/338

Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	5	13/261	4	8/211	4	7/175	10	8/84	16	4/24	7	18/259

Janus Global Opportunities Fund(1) (6/01)	Global Funds	50	232/465	52	182/355	74	210/283	N/A	N/A	19	39/205	19	39/205

Janus Global Research Fund(1)(2/05)	Global Funds	75	348/465	28	99/355	N/A	N/A	N/A	N/A	8	23/321	8	23/321

Janus Overseas Fund*(1) (5/94)	International Funds	88	1014/1153	1	8/843	1	5/696	6	21/350	2	2/107	1	5/664

Janus Worldwide Fund(1) (5/91)	Global Funds	81	374/465	80	282/355	95	268/283	88	115/131	36	6/16	88	261/296

Janus Smart Portfolio – Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	82	544/666	N/A	N/A	N/A	N/A	N/A	N/A	17	91/555	17	91/555

Janus Smart Portfolio – Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	54	274/509	N/A	N/A	N/A	N/A	N/A	N/A	13	48/386	13	48/386

Janus Smart Portfolio – Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	44	196/451	N/A	N/A	N/A	N/A	N/A	N/A	10	34/340	10	34/340

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)	Rating is for the Investor Share class only; other classes may have different performance characteristics.

*	Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives.

Janus International and Global Funds  October 31, 2008  3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including redemption fees, where applicable, (and any related exchange fees), and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2008 to October 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive Janus Global Research Fund’s total operating expenses, excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least March 1, 2009. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Funds’ prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4  Janus International & Global Funds  October 31, 2008

Janus Global Opportunities Fund (unaudited)	Ticker: JGVAX

Fund Snapshot
This global fund seeks to find strong world-class businesses at what we believe are attractive valuations.

Jason Yee
co-portfolio manager

Gregory Kolb
co-portfolio manager

Performance Overview

Janus Global Opportunities Fund returned -42.89% over the 12 months ended October 31, 2008. The Fund underperformed the benchmark Morgan Stanley Capital International (MSCI) World IndexSM, which returned -41.85% during the period.

This was a difficult year in all respects. The Fund posted a large decline in absolute terms and lost more than the benchmark. One positive is that we ended the year in the top half of our Global Stock peer group according to Lipper. But to be clear, as significant investors in the Fund alongside you, we were not satisfied with these results.

Economic Environment

The credit crisis and the global economic slowdown provided a negative backdrop for worldwide equity markets during much of the 12-month period ending October 31, 2008. Both U.S. and non-U.S. stock markets suffered substantial losses in what was a very volatile period. While the U.S. Federal Reserve’s aggressive rate cuts and liquidity injections provided a tailwind for world markets in March and April, rising energy prices (oil hit a record in July), more evidence of slowing economic growth and inflation worries weighed on markets. However, those concerns became secondary, as the credit crisis intensified in September. The deleveraging process, which began early in the period, resulted in a vicious downward cycle during the early fall, giving rise to the crisis of confidence that pervaded the markets and led to a dramatic worldwide equity market sell-off during September and October. The MSCI World IndexSM declined to its lowest level since May of 2003. Central banks around the world took various steps in an attempt to support markets and global financial institutions.

Stocks in the U.S. outperformed those in Europe and Japan in local currency terms. Emerging markets fell more than developed markets in the late-period sell-off, substantially underperforming during the 12-month period. Financials was the worst performing sector, reflecting the impacts of deleveraging and the turmoil in the credit markets. The materials sector was the second worst performing group. Steep declines late in the summer and into the fall offset gains earlier in the period. Consumer staples and health care were the top two sectors, reflecting defensive characteristics.

Detractors from Performance

Dell was the largest detractor from performance. While we believe elements of the company’s turnaround efforts hold great promise – including an increased presence in international markets and a renewed focus on cost efficiency – weakened end demand and a more competitive environment were significant headwinds. Dell has met with success in increasing sales, but margins have been under pressure. We remain confident in the company’s competitive position and business model. We are also heartened by management’s recent substantial stock repurchase program and by CEO Michael Dell’s increased personal investment in the shares. Dell remained a top holding in the Fund at period end.

American International Group (AIG) also weighed on results. The financial sector of the economy – and AIG in particular – has received a great deal of attention in the press recently. Questionable asset quality, great amounts of leverage and unreliable sources of funding led to investor panic and made this the worst performing sector within the benchmark. In general, the Fund was conservatively positioned, preferring to invest in companies with understandable business models and strongly capitalized balance sheets. We, therefore, managed to outperform the benchmark within this sector. However, losing less than others is slim reward, and specifically our AIG investment was a disappointment. We judged that their very profitable and sizeable insurance, airplane leasing and asset management businesses would enable them to withstand the problems embedded within their Financial Products division, most notably their underwriting of credit default swaps (CDS). This proved to be inaccurate, as the combination of these CDS exposures, investment portfolio losses, credit rating downgrades and collateral calls overwhelmed their financial position.

A number of our consumer-oriented investments – British Sky Broadcasting, Philips Electronics, Esprit Holdings and Liberty Global – also weighed on results. We believe these companies have strong competitive positions, excellent track records of financial performance and respected management teams; nevertheless, they have seen their stock prices come under significant pressure due to fears of a deep, prolonged recession. We think these companies will be capable of navigating a

Janus International & Global Funds  October 31, 2008  5

Janus Global Opportunities Fund (unaudited)

difficult economic environment and may be positioned to thrive in the eventual economic recovery.

Contributors to Performance

Syngenta was the top performing position for the year. This crop protection and seed company has benefited greatly in recent years from a cyclical upturn in the farming business, leading to increased demand for their products. And along the way, their stock became a market darling. We have been long-time investors in the company, purchasing our initial position in September 2001, shortly after the Fund’s inception. Over the years, we have sold shares as the price kept rising and reinvesting these proceeds into what we considered more attractive opportunities. We finally exited the position completely this spring. Besides Syngenta, the entire materials sector was a source of relative strength for the Fund, as we managed to avoid much of the spectacular commodity bust in July through October.

The three continuing entities of our long-held Tyco investment were among the top-performing investments during the year. Tyco International, which includes the industrial and security businesses, benefited from robust investment in the oil and gas sector as well as improved performance in the alarm and monitoring business. Covidien, the health-care business, flourished on its own and achieved increased sales and profits, while at the same time funded additional investments in research and development and paid down some debt. Finally, Tyco Electronics, the connector manufacturer, also benefited from strong financial performance and a consolidation of its product portfolio after the spin-off transaction. We exited the Tyco International and Tyco Electronics positions during the course of the year.

Looking Ahead

As contrarian, value-oriented investors, our general view is that the time to buy is when pessimism is in the price. Warren Buffett has stated it more eloquently, “The most common cause of low prices is pessimism – some times pervasive, some times specific to a company or an industry. We want to do business in such an environment, not because we like pessimism but because we like the prices it produces. It’s optimism that is the enemy of the rational buyer.” Successful investing demands much more than simply embracing this pessimism, of course, but it is worth remembering that finding the courage to buy when prices are low, when all the news is negative, is a psychological and emotional challenge. Buffett compared it to dieting: easy in theory, but difficult in practice.

Over the past 18 months, abounding optimism has turned to unbridled pessimism; greed has been replaced by fear. In today’s environment, when stock prices are down significantly, the economy is deteriorating rapidly, and the outlook is fraught with uncertainty, many investors may succumb to their fears and go into cash. We aim to behave differently than the crowd, and think this is precisely the time when the most attractive investments may become available. The current market environment is offering up many such opportunities in our view. We are actively evaluating a wide range of these potential ideas and selecting what we think are the best few for investment. In funding these purchases, we must unfortunately often sell existing positions, which we believe to be undervalued, in order to take advantage of what we consider will be even more attractive bargains. Needless to say, we are intensely focused on seeking to intelligently capitalize on the severe dislocations in the market.

The events in the U.S. financial system in September and October have been unprecedented in their scale, severity, and scope: the government conservatorship of mortgage companies Fannie Mae and Freddie Mac; the bankruptcy filings of large investment and commercial banks such as Lehman Brothers and Washington Mutual; and the government bailout of insurance giant AIG. Government ownership and investment in many key financial institutions has become the rule, rather than the exception – not only here in the U.S. but around the world. And the damage has not been limited to corporations, but entire countries as well: in recent weeks, we have seen Iceland become the first western nation since 1976 to receive an International Monetary Fund (IMF) bailout. And sadly there is likely more to come, with several nations facing capital flight and a rapid deterioration of financial reserves. During this unsettling period, there has been nothing short of panic as citizens all around the world even feared the safety of their bank deposits and money market funds. “Under the mattress” has become a contemplated, if not impractical, mechanism for capital preservation across the globe.

Hyman Minsky, a maverick economist best known for his “financial instability hypothesis,” argued that long periods of economic stability lead investors to take on too much risk. The investors borrow recklessly, overpay for assets, until finally the economy is crushed under the overwhelming debt load and the easy credit and speculation disappears. This economic framework describes the current financial crisis fairly accurately in our view. Minsky’s ideas also detail distinct stages of the asset bubble, the final stages culminating in revulsion, crisis, and contagion. While these final stages may take some time to work through, it does perhaps

6  Janus International & Global Funds  October 31, 2008

(unaudited)

suggest that we may be closer to the end of the crisis than conventional wisdom might suggest.

However, a recent article from the Financial Times summed up the prevailing negative outlook by stating, “A recession in almost all advanced countries is guaranteed, the first time since the second world war that the world’s rich economies have sunk simultaneously.” In the financial press, there are frequent comparisons to the Great Depression. We find it counterproductive to speculate on the severity and duration of the recession. The truth is that no one really knows. There is obviously a chance of a long, protracted downturn. But the fact that such a deep recession is possible hardly means that it is probable. These distinctions tend to be blurred in times of crisis, as even the most negative scenarios seem plausible, even likely. Our strategy is to search for investments that we believe have already discounted this worst-case scenario, in hopes of minimizing the probability of long-term capital loss and maximizing risk-adjusted returns.

We also find it counterproductive to speculate on the “bottom” in the financial markets. Not only is it a futile task, as numerous studies on forecasting have demonstrated, but such thinking tends to interfere with rational decision-making and adherence to a disciplined investment process. After all, the fine line between “very undervalued” and “very, very undervalued” is set by the marginal, panicked seller rather than fundamental value, so it is impossible to say with any certainty how low prices can go. Ultimately, we believe we will be right or wrong on our investments based on the long-term cash flows, which the company produces, rather than the short term psychology of the markets.

In contrast to vain attempts of predicting the future, it is certainly relevant to think broadly in terms of risk management and avoidance. This is particularly true with regards to the hidden long-term consequences of this crisis. While the market’s current focus seems to be on the deflationary aspect of global recession and decreasing leverage throughout the financial system, it is certainly possible that fiscal and monetary policy response here in the U.S. instead leads to significant inflationary pressures. And while the U.S. dollar has strengthened on a “flight to safety” during these tumultuous times, we feel there is ample risk of long-term debasement, as the U.S. Federal Reserve pumps liquidity into the system. Will interest rates subsequently need to rise to attract foreign capital? Does it increase the likelihood of the U.S. dollar losing its historical reserve currency status? While there are no clear answers today, and the answers may not always be obvious or even knowable, it is nevertheless important to be asking the questions and remain vigilant. It is our hope that worrying today will help prepare the Fund for the risks of tomorrow.

In the short term, it is difficult to escape the downdraft of a vicious bear market. While we are not pleased with the losses sustained in the Fund during the period, we do believe the difficult market environment has created superior investment opportunities for the patient investor. We hope to reward your patience and invest your Fund wisely.

Thank you for your continued support of Janus Global Opportunities Fund.

Janus International & Global Funds  October 31, 2008  7

Janus Global Opportunities Fund (unaudited)

Janus Global Opportunities Fund At A Glance

5 Top Performers – Holdings

Contribution

Syngenta A.G.	0.35%
News Corporation, Inc. – Class B	0.26%
Tyco International, Ltd.	0.24%
Hirose Electric Company, Ltd.	0.13%
Covidien, Ltd.	0.12%

5 Bottom Performers – Holdings

Contribution

Dell, Inc.	-5.28%
Liberty Global, Inc. – Class A	-3.51%
Metro A.G.	-3.37%
American International Group, Inc.	-3.34%
Esprit Holdings, Ltd.	-3.16%

5 Top Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Energy	0.00%	0.00%	11.45%
Utilities	0.00%	0.00%	4.79%
Materials	-0.37%	3.94%	7.46%
Telecommunication Services	-0.85%	1.71%	4.60%
Financials	-1.53%	6.01%	9.26%

5 Bottom Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Consumer Discretionary	-18.67%	38.57%	9.43%
Financials	-7.71%	23.55%	21.70%
Industrials	-5.41%	9.27%	11.31%
Information Technology	-5.22%	9.10%	10.76%
Consumer Staples	-3.37%	7.86%	9.24%

8  Janus International & Global Funds  October 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

J.P. Morgan Chase & Co. Finance – Investment Bankers/Brokers	7.0%
Willis Group Holdings, Ltd. Insurance Brokers	6.7%
Dell, Inc. Computers	6.5%
UnitedHealth Group, Inc. Medical – HMO	6.2%
Nipponkoa Insurance Company, Ltd. Property and Casualty Insurance	6.1%

32.5%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

Janus International & Global Funds  October 31, 2008  9

Janus Global Opportunities Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008				Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus Global Opportunities Fund	–42.89%	–0.17%	2.09%	1.08%

Morgan Stanley Capital International World IndexSM	–41.85%	1.73%	0.02%

Lipper Quartile	2nd	3rd	1st

Lipper Ranking – based on total return for Global Funds	232/465	201/283	39/205

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

10  Janus International & Global Funds  October 31, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with nondiversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

June 30, 2001 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 29, 2001

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$671.90	$5.42

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.55

†	Expenses are equal to the annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus International & Global Funds  October 31, 2008  11

Janus Global Opportunities Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Common Stock – 94.6%
Apparel Manufacturers – 3.1%
466,600	Esprit Holdings, Ltd.	$2,619,543
Broadcast Services and Programming – 4.4%
229,473	Liberty Global, Inc. – Class A*	3,784,010
Building – Residential and Commercial – 8.3%
138,120	KB Home	2,305,223
239,900	Pulte Homes, Inc.	2,672,485
113,981	Ryland Group, Inc.	2,141,703
		7,119,411
Computers – 6.5%
455,715	Dell, Inc.*	5,536,937
E-Commerce/Services – 1.7%
150,757	Expedia, Inc.*	1,433,699
Electronic Components – Miscellaneous – 3.8%
177,115	Koninklijke (Royal) Philips Electronics N.V.	3,269,598
Electronic Connectors – 1.9%
18,400	Hirose Electric Company, Ltd.	1,608,871
Finance – Investment Bankers/Brokers – 7.0%
144,565	J.P. Morgan Chase & Co.	5,963,306
Food – Catering – 5.1%
454,229	Nissin Healthcare Food Service Company Ltd.	4,324,079
Food – Retail – 3.5%
93,430	Metro A.G.	3,000,945
Human Resources – 3.9%
4,809	Pasona Group, Inc.	3,350,194
Insurance Brokers – 6.7%
217,270	Willis Group Holdings, Ltd.	5,701,165
Medical – HMO – 6.2%
225,610	UnitedHealth Group, Inc.	5,353,725
Medical Products – 3.5%
67,868	Covidien, Ltd.	3,005,874
Multimedia – 2.5%
201,745	News Corporation, Inc. – Class B	2,142,532
Property and Casualty Insurance – 6.1%
857,000	Nipponkoa Insurance Company, Ltd.	5,255,933
Reinsurance – 3.5%
783	Berkshire Hathaway, Inc. – Class B*	3,006,720
Retail – Apparel and Shoe – 1.5%
74,223	Next PLC	1,260,111
Rubber/Plastic Products – 3.9%
260,700	Tenma Corp.	3,304,787
Savings/Loan/Thrifts – 4.3%
269,310	NewAlliance Bancshares, Inc.	3,716,478
Telecommunication Equipment – 1.6%
704,164	Vodafone Group PLC	1,356,051
Television – 3.1%
440,133	British Sky Broadcasting Group PLC	2,683,075
Transportation – Marine – 2.5%
456,964	Horizon Lines, Inc. – Class A	2,143,161

Total Common Stock (cost $103,399,878)		80,940,205

Money Market – 5.3%
4,568,578	Janus Institutional Money Market Fund – Institutional Shares, 1.09% (cost $4,568,578)	4,568,578

Total Investments (total cost $107,968,456) – 99.9%		85,508,783

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		115,731

Net Assets – 100%		$85,624,514

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$11,326,581	13.2%
Germany	3,000,945	3.5%
Japan	17,843,863	20.9%
Netherlands	3,269,598	3.8%
United Kingdom	5,299,237	6.2%
United States††	44,768,559	52.4%

Total	$85,508,783	100.0%

††	Includes Short-Term Securities (47.0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

12  Janus International & Global Funds  October 31, 2008

Janus Global Research Fund (unaudited)	Ticker: JARFX

Fund Snapshot
This fund pulls together the best ideas from Janus’ research analysts into a single package.

Team-Based Approach
Led by Jim Goff,
Director of Research

Performance Overview

For the 12-month period ended October 31, 2008, Janus Global Research Fund returned -45.95%, underperforming its primary benchmark, the Morgan Stanley Capital International (MSCI) World Growth Index, which returned -40.86% and its secondary benchmark, the Russell 1000® Index, which returned -36.80%.

Economic Overview

The credit crisis and the global economic slowdown provided a negative backdrop for worldwide equity markets during much of the 12-month period ending October 31, 2008. Non-U.S. markets began the period with modest losses, but essentially followed U.S. stocks sharply lower in what was a very volatile period. While the U.S. Federal Reserve’s aggressive rate cuts and liquidity injections provided a tailwind for world markets in March and April, rising energy prices (oil hit a record in July), more evidence of slowing economic growth and inflation worries weighed on markets. However, those concerns became secondary, as the credit crisis intensified in September. The deleveraging process, which began early in the period, resulted in a vicious downward cycle during the early fall, giving rise to the crisis of confidence that pervaded the markets and led to a dramatic worldwide equity market sell-off during September and October. The MSCI EAFE® Index declined to its lowest level since May of 2004, while the MSCI Emerging Markets® Index dropped to its lowest level since December of 2004. Central banks around the world took various steps in an attempt to support markets and global financial institutions.

Stocks in the U.S. outperformed those in Europe and Japan in local currency terms. Emerging markets fell more than developed markets in the late-period sell-off, substantially underperforming during the 12-month period. Latin American countries were the strongest emerging markets while markets such as China, India and Russia were the weakest, despite early strong relative performance. Financials was the worst performing sector, reflecting the impacts of deleveraging and the turmoil in the credit markets. The materials sector was the second worst performing group. Steep declines late in the summer and into the fall offset gains earlier in the period. Consumer staples and health care were the top two sectors, reflecting defensive characteristics.

The Fund uses what we consider to be the best stock picks from Janus’ more than 30 research analysts, with similar sector and non-U.S. weights as the Fund’s primary benchmark. Jim Goff, Director of Research, oversees the seven global sector teams and each team discusses ideas among team members to choose what they believe are the best for inclusion in the Fund. The result is a diversified portfolio of well-researched, high-conviction ideas. As of October 31, 2008, the Fund held 131 stocks with the top 10 securities representing approximately 16% of the Fund’s net assets.

Detractors from Fund Performance

Stocks that weighed on Fund performance included Acergy SA, a Norwegian deep-water drilling company that was negatively impacted by the decline in energy prices late in the period. We think the demand for drilling will remain robust, and that Acergy is well positioned to benefit given the timing of some of its contracts.

Shanghai Electric Group was also a key detractor. The industrials stock fell in anticipation of a global slowdown as well as part of a general decline in the Chinese market. We believe the power equipment manufacturer has strong fundamentals and should continue to improve their production processes. We also feel the company can execute well in new businesses in environmental, metro-rail, machine tools and alternative energy areas.

Another industrials holding, Brazilian aircraft manufacturer Embraer-Empresa Brasileira de Aeronautica S.A., was also negatively impacted by prospects of a global slowdown, declines in aircraft financing as well as a spike in fuel prices (during the first half of the period). Long-term, we believe that Embraer’s planes are more fuel efficient than those produced by peers and that airlines will increasingly gravitate towards cost savings associated with better efficiency.

Contributors to Fund Performance

The Fund’s leading performer during the period was Canadian fertilizer company Potash Corporation of Saskatchewan. The company produces potash, nitrogen and phosphate, which are all important components of fertilizer. We bought Potash because of our long-term bullish view on agriculture and related products. The company reported strong results amid tight potash supply conditions and strong period demand, which propelled the stock significantly higher during the first half of the period. Before the stock’s price peaked in mid-June, we trimmed our gains and continued to trim as the stock

Janus International & Global Funds  October 31, 2008  13

Janus Global Research Fund (unaudited)

descended. Potash traded down with the general decline in commodity prices and perceptions that demand for the firm’s products would diminish. The stock was the top individual contributor even though it finished with negative returns for the period. While we recognized there will likely be some reduction in demand, we continued to believe the supply-demand picture for potash, in particular, was in the company’s favor. We began adding to our position late in the period after the steep sell-off, although our overall position size was considerably lower than it was at the beginning of the period.

Another holding that was down sharply in the overall period, but still contributed to the Fund’s relative performance was industrials holding Owens-Illinois Inc. The packaging and container manufacturer performed strongly early in the period during which we began trimming the position and exited by June, when the stock began to decline. Investors worried initially that Owens-Illinois would be negatively impacted by the sharp rise in commodity prices in terms of raising its input costs. As commodity prices began to fall during the summer, concerns shifted to reduced demand for the company’s products and the return of irrational pricing in the packaging industry. The company responded to the macro-economic changes by reducing capacity and inventory, which we believed demonstrated pricing discipline. We re-established a position in August and added to it as the stock sold off in September, although the overall position size was smaller at period end than it was the beginning of the period.

Respironics, a health care company focused on the global sleep therapy and respiratory markets, was also a top contributor to relative Fund performance. The company saw its share price spike in December on a buy-out offer from Royal Philips Electronics NV, which later completed the acquisition. We captured our gains.

Outlook

We believe encouraging signs were emerging late in the period. We think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Additionally, valuations across many markets reached attractive levels. More specifically, our research found many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. Lastly, we believe there is significant cash sitting on the sidelines in money market funds and bank deposits.

While we can’t predict how long it will take for the financial markets to emerge from this crisis, we were seeing signs that the funding and credit markets were functioning again. LIBOR rates and swap spreads have been declining since the global intervention, suggesting some stability in the inter-bank lending market. Given this, we believe the seeds are being sown for a longer-term recovery.

The Fund remains sector-neutral and we expect stock selection to be a key driver of returns going forward. Looking ahead, we will continue to invest with conviction in areas where we feel we can develop an edge through research. Through our valuation discipline and focus on risk management, we remain committed to delivering superior long-term results for our clients.

Thank you for your investment in Janus Global Research Fund.

14  Janus International & Global Funds  October 31, 2008

(unaudited)

Janus Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.82%
Respironics, Inc.	0.22%
Owens-Illinois, Inc.	0.21%
Alcon, Inc. (U.S. Shares)	0.10%
United Therapeutics Corp.	0.10%

5 Bottom Performers – Holdings

Contribution

Acergy S.A.	-1.57%
Shanghai Electric Group Company, Ltd.	-1.39%
Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	-1.15%
Siemens A.G.	-1.13%
Companhia Vale do Rio Doce (ADR)	-1.02%

5 Top Performers – Sectors

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Materials	-0.03%	8.85%	10.59%
Utilities	-0.71%	1.10%	3.54%
Telecommunication Services	-1.78%	3.52%	2.48%
Consumer Staples	-2.86%	9.02%	12.18%
Health Care	-3.22%	10.21%	11.17%

5 Bottom Performers – Sectors

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	-12.22%	19.04%	14.04%
Information Technology	-7.53%	16.50%	19.31%
Consumer Discretionary	-6.74%	13.58%	10.62%
Financials	-5.51%	8.54%	8.31%
Energy	-5.15%	9.63%	7.76%

Janus International & Global Funds  October 31, 2008  15

Janus Global Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

Keyence Corp. Electronic Measuring Instruments	2.2%
BAE Systems PLC Aerospace and Defense	1.7%
NIKE, Inc. – Class B Athletic Footwear	1.7%
Grifols S.A. Medical – Drugs	1.5%
United Technologies Corp. Aerospace and Defense – Equipment	1.5%

8.6%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 5.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

16  Janus International & Global Funds  October 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008			Expense Ratios – for the fiscal year ended October 31, 2007
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Research Fund	–45.95%	0.14%	1.12%	1.12%

Morgan Stanley Capital International World Growth Index	–40.86%	–3.10%

Russell 1000® Index	–36.80%	–4.03%

Lipper Quartile	3rd	1st

Lipper Ranking – based on total return for Global Funds	348/465	23/321

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of October 31, 2008, the limit will continue in effect until at least March 1, 2009. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, the Fund’s returns would have been lower.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

See important disclosures on the next page.

Janus International & Global Funds  October 31, 2008  17

Janus Global Research Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Effective January 1, 2007, Janus Global Research Fund compares its performance to the MSCI World Growth Index, and such benchmark index is used to calculate the Fund’s performance-based adjustment to the investment advisory fee for periods after January 1, 2007.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$577.30	$4.88

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.24

†	Expenses are equal to the annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

18  Janus International & Global Funds  October 31, 2008

Janus Global Research Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Common Stock – 97.2%
Advertising Sales – 0.3%
36,390	Lamar Advertising Co. – Class A*	$552,036
Aerospace and Defense – 2.9%
520,643	BAE Systems PLC	2,924,362
91,644	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	1,917,192
		4,841,554
Aerospace and Defense – Equipment – 1.5%
45,545	United Technologies Corp.	2,503,153
Agricultural Chemicals – 1.4%
26,694	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2,275,930
		2,275,930
Agricultural Operations – 1.1%
22,898	Bunge, Ltd.	879,512
1,456,700	Chaoda Modern Agriculture Holdings, Ltd.	995,782
		1,875,294
Airlines – 1.2%
86,735	Ryanair Holdings PLC (ADR)*	1,931,588
Apparel Manufacturers – 1.4%
227,900	Esprit Holdings, Ltd.	1,279,455
18,435	VF Corp.	1,015,769
		2,295,224
Applications Software – 1.9%
74,920	Citrix Systems, Inc.*	1,930,689
57,064	Microsoft Corp.	1,274,239
		3,204,928
Athletic Footwear – 1.7%
49,624	NIKE, Inc. – Class B	2,859,831
Brewery – 0.6%
24,316	InBev N.V.	980,258
Building – Residential and Commercial – 1.1%
3,891	NVR, Inc.*	1,907,407
Casino Hotels – 1.1%
300,362	Crown, Ltd.	1,343,145
135,390	Melco PBL Entertainment (Macau), Ltd. (ADR)*	555,099
		1,898,244
Cellular Telecommunications – 0.8%
43,846	America Movil S.A. de C.V. – Series L (ADR)	1,356,595
Chemicals – Diversified – 1.5%
43,837	Bayer A.G.	2,458,057
Chemicals – Specialty – 1.0%
2,555,000	Huabao International Holdings, Ltd.	1,639,539
Commercial Banks – 0.4%
82,018	Anglo Irish Bank Corporation PLC	259,284
45,833	ICICI Bank, Ltd.	386,687
		645,971
Commercial Services – 0.6%
260,500	Park24 Company, Ltd.	1,050,765
Computers – 2.7%
19,027	Apple, Inc.*	2,047,114
25,685	Hewlett-Packard Co.	983,222
30,150	Research In Motion, Ltd. (U.S. Shares)*	1,520,465
		4,550,801
Computers – Peripheral Equipment – 0.8%
91,898	Logitech International S.A.*	1,382,974
Consulting Services – 1.1%
51,025	Bereau Veritas S.A.	1,827,149
Consumer Products – Miscellaneous – 0.8%
20,555	Kimberly-Clark Corp.	1,259,816
Containers – Metal and Glass – 1.1%
77,855	Owens-Illinois, Inc.*	1,781,322
Cosmetics and Toiletries – 2.6%
91,390	Avon Products, Inc.**	2,269,214
33,295	Colgate-Palmolive Co.	2,089,594
		4,358,808
Decision Support Software – 0.3%
25,380	MSCI, Inc.*	437,551
Diversified Minerals – 1.0%
121,519	Companhia Vale do Rio Doce (ADR)	1,594,329
Diversified Operations – 6.8%
910,000	China Merchants Holdings International Company, Ltd.	2,151,804
72,363	Cooper Industries, Ltd. – Class A	2,239,635
29,971	Danaher Corp.	1,775,482
608,300	Keppel Corp., Ltd.	1,874,436
839,000	Melco International Development, Ltd.	148,864
38,508	Siemens A.G.	2,353,227
23,685	SPX Corp.	917,557
		11,461,005
Electric – Generation – 0.3%
58,198	AES Corp.*	463,838
Electronic Components – Semiconductors – 1.2%
695,573	ARM Holdings PLC	1,083,577
42,522	Microsemi Corp.*	924,428
		2,008,005
Electronic Measuring Instruments – 2.2%
19,100	Keyence Corp.	3,689,200
Engineering – Research and Development Services – 0.9%
117,580	ABB, Ltd.	1,555,214
Enterprise Software/Services – 1.4%
128,618	Oracle Corp.*	2,352,423
Entertainment Software – 0.3%
22,742	Electronic Arts, Inc.*	518,063
Finance – Investment Bankers/Brokers – 2.1%
18,795	Goldman Sachs Group, Inc.	1,738,537
12,256	J.P. Morgan Chase & Co.	505,560
82,800	Nomura Holdings, Inc.	770,033
29,961	UBS A.G. (U.S. Shares)*	506,341
		3,520,471
Finance – Other Services – 1.1%
5,030	CME Group, Inc.	1,419,215
45,400	Hong Kong Exchanges & Clearing, Ltd.	464,124
		1,883,339

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds  October 31, 2008  19

Janus Global Research Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Food – Catering – 0.6%
1,713,000	FU JI Food & Catering Services	$923,284
Food – Miscellaneous/Diversified – 1.1%
47,080	Nestle S.A.	1,835,786
Food – Retail – 0.7%
206,904	Tesco PLC	1,130,739
Hotels and Motels – 0.6%
45,325	Starwood Hotels & Resorts Worldwide, Inc.	1,021,626
Independent Power Producer – 0.5%
26,930	NRG Energy, Inc.*	626,123
53,760	Reliant Energy, Inc.*	282,240
		908,363
Investment Companies – 0.6%
164,428	Man Group PLC	943,288
Investment Management and Advisory Services – 0.2%
8,708	T. Rowe Price Group, Inc.	344,314
Machinery – General Industrial – 1.0%
5,819,405	Shanghai Electric Group Company, Ltd.*	1,716,995
Medical – Biomedical and Genetic – 3.3%
29,274	Celgene Corp.*	1,881,147
26,053	Genzyme Corp.*	1,898,743
39,916	Gilead Sciences, Inc.*	1,830,149
		5,610,039
Medical – Drugs – 5.2%
126,710	Grifols S.A.	2,527,880
59,453	Merck & Company, Inc.	1,840,070
16,151	Roche Holding A.G.	2,473,019
130,910	Schering-Plough Corp.	1,896,886
		8,737,855
Medical Products – 2.0%
41,637	Covidien, Ltd.	1,844,103
51,543	Hospira, Inc.*	1,433,926
		3,278,029
Multimedia – 1.1%
93,969	News Corporation, Inc. – Class A	999,830
129,358	WPP Group PLC	781,348
		1,781,178
Networking Products – 0.9%
81,911	Cisco Systems, Inc.*,**	1,455,558
Oil – Field Services – 1.3%
236,032	Acergy S.A.	1,649,876
11,284	Schlumberger, Ltd. (U.S. Shares)	582,819
		2,232,695
Oil and Gas Drilling – 1.2%
23,910	Helmerich & Payne, Inc.	820,352
88,014	Nabors Industries, Ltd.*	1,265,641
		2,085,993
Oil Companies – Exploration and Production – 0.4%
11,245	Occidental Petroleum Corp.	624,547
Oil Companies – Integrated – 3.3%
35,745	Hess Corp.	2,152,207
79,754	Petroleo Brasileiro S.A. (ADR)	2,144,585
48,167	Suncor Energy, Inc.	1,157,399
		5,454,191
Oil Field Machinery and Equipment – 1.1%
32,244	Cameron International Corp.*	782,239
20,985	National-Oilwell Varco, Inc.*	627,242
61,690	Wellstream Holdings PLC	430,361
		1,839,842
Physical Practice Management – 0.9%
38,185	Pediatrix Medical Group, Inc.*	1,475,850
Power Converters and Power Supply Equipment – 0.4%
136,871	JA Solar Holdings Company, Ltd. (ADR)*	656,981
Real Estate Management/Services – 1.1%
108,000	Mitsubishi Estate Company, Ltd.	1,901,457
Real Estate Operating/Development – 1.7%
398,000	CapitaLand, Ltd.	786,367
842,995	Hang Lung Properties, Ltd.	2,036,975
		2,823,342
REIT – Diversified – 0.4%
93,352	CapitalSource, Inc.	692,735
Retail – Apparel and Shoe – 1.5%
48,665	Aeropostale, Inc.*	1,178,180
40,889	Industria de Diseno Textil S.A.	1,381,205
		2,559,385
Retail – Consumer Electronics – 0.6%
17,570	Yamada Denki Company, Ltd.	952,306
Retail – Discount – 0.9%
27,290	Wal-Mart Stores, Inc.	1,523,055
Retail – Drug Store – 1.1%
60,131	CVS/Caremark Corp.	1,843,015
Retail – Regional Department Stores – 0.6%
29,210	Kohl’s Corp.*	1,026,147
Retail – Restaurants – 1.6%
18,830	McDonald’s Corp.	1,090,822
56,670	Yum! Brands, Inc.	1,643,997
		2,734,819
Semiconductor Components/Integrated Circuits – 2.6%
529,917	Atmel Corp.*	2,199,155
67,395	Cypress Semiconductor Corp.*	337,649
180,058	Marvell Technology Group, Ltd.*	1,253,204
18,474	Sunpower Corp. – Class B*	547,015
		4,337,023
Semiconductor Equipment – 0.8%
60,185	KLA-Tencor Corp.	1,399,301
Steel Pipe and Tube – 0.3%
4,580	Vallourec	514,989
Telecommunication Equipment – 2.0%
212,134	Arris Group, Inc.*	1,465,846
69,303	CommScope, Inc.*	1,019,447
455,670	Vodafone Group PLC	877,511
		3,362,804
Telecommunication Equipment – Fiber Optics – 0.7%
115,814	Corning, Inc.	1,254,266

See Notes to Schedules of Investments and Financial Statements.

20  Janus International & Global Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Telecommunication Services – 1.2%
42,544	Amdocs, Ltd. (U.S. Shares)*	$959,793
65,930	SAVVIS, Inc.*	566,998
62,324	Time Warner Telecom, Inc. – Class A*	441,254
		1,968,045
Television – 0.9%
238,540	British Sky Broadcasting Group PLC	1,454,153
Toys – 0.6%
67,605	Mattel, Inc.	1,015,427
Transportation – Services – 1.9%
27,794	C.H. Robinson Worldwide, Inc.	1,439,173
32,752	United Parcel Service, Inc. – Class B	1,728,651
		3,167,824
Web Portals/Internet Service Providers – 0.9%
4,293	Google, Inc. – Class A*	1,542,732
Wireless Equipment – 2.2%
66,773	Crown Castle International Corp.*	1,413,584
41,464	QUALCOMM, Inc.	1,586,413
108,294	Telefonaktiebolaget L.M. Ericsson – Class B	764,075
		3,764,072

Total Common Stock (cost $240,109,578)		162,814,732

Money Market – 4.3%
7,146,000	Janus Institutional Money Market Fund – Institutional Shares, 1.09% (cost $7,146,000)	7,146,000

Total Investments (total cost $247,255,578) – 101.5%		169,960,732

Liabilities, net of Cash, Receivables and Other Assets – (1.5)%**		(2,484,826)

Net Assets – 100%		$167,475,906

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$1,343,145	0.8%
Belgium	980,258	0.6%
Bermuda	10,401,089	6.1%
Brazil	5,656,107	3.3%
Canada	4,953,794	2.9%
Cayman Islands	3,131,145	1.8%
China	1,716,995	1.0%
France	2,342,138	1.4%
Germany	4,811,283	2.8%
Guernsey	959,793	0.6%
Hong Kong	4,801,768	2.8%
India	386,687	0.2%
Ireland	2,190,873	1.3%
Japan	8,363,761	4.9%
Luxembourg	1,649,876	1.0%
Mexico	1,356,595	0.8%
Netherlands Antilles	582,819	0.3%
Singapore	2,660,803	1.6%
Spain	3,909,084	2.3%
Sweden	764,075	0.5%
Switzerland	7,753,334	4.6%
United Kingdom	9,625,337	5.7%
United States††	89,619,973	52.7%

Total	$169,960,732	100.0%

††	Includes Short-Term Securities (48.5% excluding Short-Term Securities)

Total Return Swaps outstanding at October 31, 2008

	Notional	Return Paid	Return Received
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Unrealized Depreciation

Morgan Stanley Capital Services	$(172,470)	1-month Wynn Resorts, Ltd. plus LIBOR minus 70 basis points	1-month Melco International Development, Ltd. plus LIBOR plus 45 basis points	12/11/2008	$(19,814)

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds  October 31, 2008  21

Janus Overseas Fund (unaudited) (closed to new investors)	Ticker: JAOSX

Fund Snapshot
This growth fund invests in overseas companies based on their individual merits regardless of their geography or industry sector.

Brent Lynn
portfolio manager

Performance Overview

During the 12-month period ended October 31, 2008, Janus Overseas Fund returned -52.78%. Its primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, returned -46.62%, and its secondary benchmark, the MSCI All-Country World ex-U.S. IndexSM returned -48.53%, and the MSCI EAFE® Growth Index returned -44.85% for the same period.

In an extraordinarily difficult market environment, the Fund fell sharply and underperformed its indices. I am disappointed in the Fund’s performance during the past 12 months. After several years of strong global equity gains, a market correction can be a natural development. The swiftness and severity of the market collapse, however, greatly surprised me. The Fund lost significant value. While the short-term performance is disappointing, I focus on long-term investing, which I strongly believe is the best way to create value for fundholders. I remain confident in our research process and optimistic about the attractive valuations and longer-term prospects for the companies in our Fund.

Economic Update

The global market imploded this fall in a perfect storm of frozen banking systems, recession fears, and forced liquidations. But, the seeds were sown in the worldwide economic boom and financial excesses of the prior five years. In the summer of 2007, the environment changed drastically. Many observers had warned of problems in the U.S. housing market, with rapidly rising prices and falling mortgage lending standards. Yet few observers, including myself, anticipated the rapid and powerful contagion from the U.S. housing market to the global commercial paper and inter-bank lending markets and to the global financial system. Equity markets bounced initially when central banks provided liquidity and the Fed lowered interest rates to address the 2007 crisis. Markets turned down again, however, due to a steady stream of problems at U.S. financial institutions, such as Bear Stearns and Fannie Mae, and renewed fears of a U.S. economic slowdown. The bankruptcy of Lehman Brothers in September of 2008 appeared to be the catalyst for the unraveling of global equity and fixed income markets. Short-term financing disappeared for all but the strongest companies; banks were afraid to lend to other banks; equities, bonds, commodities, and foreign currencies fell sharply; and, funds faced forced liquidations. It was an environment of fear.

Aggressive intervention by central banks to provide liquidity and to reduce interest rates, combined with huge government programs to aid and in some cases take over financial institutions, appears to have lessened the short-term liquidity crisis. However, we have started seeing the impact of the crisis on economic activity outside the financial sector. Economies have slowed sharply in every major region of the globe, including emerging markets such as China and India which had been acting as key growth drivers for the world. Fears of a global recession and the quite uncertain outlook for 2009 corporate profits have kept equity markets under severe pressure.

I certainly did not expect this crisis in the U.S. housing market to have such worldwide devastation. Nor did I foresee the collapse of financial institutions or international stock prices collapsing so severely. I believe that stock price valuations as of October 31 were well below intrinsic value for many companies, especially in cyclical sectors and in emerging markets. Strong companies should be able to take advantage of the economic downturn, financial turmoil and lack of credit to improve their competitive positions and become even stronger. Short-term market volatility is virtually impossible to predict accurately. And in this environment of extreme uncertainty, I cannot predict when the global economy will move from recession back to growth. I believe, however, that we can identify great international companies who have the opportunity to emerge from this downturn as long-term winners trading at very attractive valuations. I am optimistic that over time the stock prices of great companies will not be based on indiscriminate market fear, but on earnings, cash flows and business fundamentals.

Portfolio Positioning

During this very difficult market environment, I tried to concentrate the Fund in our highest conviction ideas. I initiated or added to positions in companies such as Hong Kong-based Li & Fung, the global leader in sourcing for retailers; India-based conglomerate Reliance Industries, which is bringing on-stream one of the world’s largest refineries and offshore gas projects; Canada-based Potash Corporation of Saskatchewan, the global leader in fertilizer; Singapore-based CapitaLand, one of the leading real estate companies in Asia; Canada-based Research In Motion, the maker of the Blackberry device and global leader in wireless

22  Janus International & Global Funds  October 31, 2008

(unaudited)

email; and Brazil-based Petroleo Brasileiro S.A. (Petrobras), one of the world’s fastest growing major oil companies. I believed these companies have strong franchises and should outperform their peers in a difficult economic environment. The stocks fell sharply in the market collapse and offered what I considered very attractive valuations.

Detractors from Performance

On a geographic basis, holdings in Hong Kong, the United States, Brazil, India and China were significant detractors from performance during the period. On a sector basis, our investments in consumer discretionary companies had the greatest negative impact on performance.

Our emerging market exposure, although down from peak levels, remained high. Emerging markets in general sharply underperformed during the market collapse. Our valuation discipline led to turnover in our emerging market holdings. For example, early in the period following strong performance in the India, I cut a number of our Indian holdings due to valuation. After India fell sharply later in the period, I increased our holdings in companies such as Reliance Industries and financial services company Reliance Capital. Similarly, I trimmed or sold completely some of our Brazilian holdings which had outperformed. But after the recent sharp declines in the Brazilian market, I bought a significant position in Petrobras.

I also sold or cut large emerging market technology holdings such as Korean technology conglomerate Samsung Electronics, Taiwanese semiconductor foundry Taiwan Semiconductor Manufacturing Company (TSMC), and Taiwanese outsource manufacturer Hon Hai. These three companies are global leaders in their industries, and I believe their competitive advantages will increase further in a weak global economy. But, I sold Samsung and TSMC and trimmed Hon Hai on valuation grounds after their relative outperformance in the down market. In general, I have significantly reduced the technology weighting in the Fund after relative outperformance by our technology holdings. I felt that more attractive valuations existed in other parts of the market.

Currency also detracted from the Fund’s absolute performance. During the 12-month period, currency reduced returns by -7.66%, as most global currencies depreciated in value versus the dollar. Global currencies fell more rapidly in the last two months as the financial crisis reduced investor risk appetite and prompted a flight to the perceived safety of the U.S. dollar. Many emerging market currencies were hit particularly hard. The sharp fall in the Brazilian real, Indian rupee and Canadian dollar had the biggest negative impact on performance due to the Fund’s large unhedged positions in these countries. Although the Fund has generally been unhedged for the past five years, I did hedge the euro in the spring because I felt that the euro had overshot fair value significantly. (The Fund may use derivatives, such as buying put options or selling call options, to both hedge market exposure and express views on stocks. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.)

Despite the negative impact of Brazil, India and Canada, the Fund was overweight some currencies that outperformed such as the Chinese renminbi, Hong Kong dollar, and Singapore dollar. It was also underweight some currencies that did poorly, such as the British pound, Australian dollar and euro, which helped relative performance. In aggregate, currency had a slight positive effect on the Fund relative to the benchmark EAFE index.

Li & Fung, the Fund’s largest position, was the largest detractor from performance during the period. The stock fell due to concerns about the outlook for U.S. retail sales and due to sharp declines in Hong Kong equity markets. I believe that the company’s competitive advantages from its scale, diverse network of supplier relationships, and strong balance sheet will increase during the economic downturn. In addition, the difficult economic environment should create growth opportunities as more U.S. and European retailers outsource supply logistics in an attempt to cut costs. I believed that the market correction gave me the opportunity to buy Li & Fung at an attractive valuation given the company’s long-term growth potential; therefore, I increased our position during the period.

Reliance Industries, the energy and petrochemicals conglomerate and the Fund’s second largest position, was the second largest detractor to performance. The stock fell due to project delays, concerns about refining and petrochemical margins, and severe declines in Indian equity markets. The scale and complexity of the company’s refineries should result in significantly better-than-industry average refining margins. I also believe that the company’s offshore oil and gas fields offer potentially significant increases in oil and gas reserves and production growth. A solid balance sheet and significant cash flow growth from the new projects should put the company in strong financial position even in a low commodity price environment. I believed that the market correction gave me the opportunity to buy Reliance at an attractive valuation and therefore, added to the position during the period.

Janus International & Global Funds  October 31, 2008  23

Janus Overseas Fund (unaudited)

American International Group (AIG), the U.S. based insurance conglomerate with major international operations, was the third largest detractor to performance. The stock plummeted in September after the company got caught in a vicious liquidity squeeze that forced management to ask for a U.S. government bailout. I initially bought the stock during the summer after it had already fallen sharply. The company already had written down billions of dollars of exposure to the U.S. mortgage market. At the time, I believed that AIG had written down these assets to a reasonable approximation of underlying value. In addition, I considered AIG’s insurance business, especially its Asian operations, to be one of the most valuable insurance franchises globally. I believed AIG was an interesting special situation in which problems in the mortgage portfolio masked its franchise value. However, I did not anticipate the global freeze in liquidity as financial institutions feared lending to each other. And, I did not anticipate the rating agencies’ massive downgrades, which forced AIG into the impossible situation of having to immediately raise billions of dollars in an environment of collapsing global markets. After the government’s involvement diluted AIG shareholders, I sold the entire position.

Contributors to Performance

The two leading contributors during the 12-month period were Potash Corporation of Saskatchewan and German fertilizer company K+S AG. Both companies benefited from strong price increases in potash fertilizer as a result of limited supply growth and rising demand in an environment of buoyant agricultural commodity prices. Although I believed that industry fundamentals remained solid, I sold both positions early in the period on valuation after the stocks rose sharply. More recently, following a steep fall in agriculture stocks and commodity prices, I repurchased a significant position in Potash Corp. When sentiment was largely negative on the stock, I believed I was buying one of the premier global franchises in the agriculture industry for an attractive price.

Taiwan Semiconductor Manufacturing Company (TSMC) was another positive contributor during the period. I believe that TSMC, as the global leader in outsourced semiconductor manufacturing, will be able to widen its advantages in technology and scale during this downturn. Nevertheless, I sold the position after the stock had outperformed, because I found what I considered to be more attractive valuations in other companies.

Investment Strategy and Outlook

Global stock markets often experience significant volatility. However, the recent collapse of global equities has been extreme by practically any measure. During difficult times, the conviction to hold onto existing positions or buy new ones is critical. My conviction comes from the tremendous, in-depth fundamental research our analyst team does on a daily basis. Janus’ investment team travels thousands and thousands of miles every year meeting with companies and their competitors, suppliers and customers. These meetings help us understand our companies better and lay the foundation for high-conviction investments.

In previous annual letters, written during far more favorable market environments, I consistently warned that the future performance of the Fund could be considerably worse and perhaps negative. However, I certainly did not envision this implosion of the global financial markets. As a fellow fundholder of Janus Overseas Fund, I also feel the pain of this sharp decline in the Fund’s NAV. But more importantly, as steward of your money, I take my responsibility very seriously. I recognize that you have entrusted me and Janus with your hard-earned savings.

Despite incredibly difficult markets and a bleak near- term picture for the global economy, I remain optimistic about the long-term. New technologies, urbanization, infrastructure development, trade and the desire of people around the world for a better life will continue to drive long-term economic growth. I believe this market collapse has given me the opportunity to buy some of the world’s best growth companies at bargain prices. I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high conviction, long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Fund, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Overseas Fund.

24  Janus International & Global Funds  October 31, 2008

(unaudited)

Janus Overseas Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc.	1.61%
K+S A.G.	1.60%
Taiwan Semiconductor Manufacturing Company, Ltd.	0.13%
Lukoil (ADR)	0.06%
A-Max Holdings, Ltd.	0.04%

5 Bottom Performers – Holdings

Contribution

Li & Fung, Ltd.	-3.74%
Reliance Industries, Ltd.	-3.26%
American International Group, Inc.	-2.82%
Arcandor A.G.	-2.59%
Esprit Holdings, Ltd.	-1.99%

5 Top Performers – Sectors

		Fund Weighting	Morgan Stanley Capital
	Fund Contribution	(Average % of Equity)	International EAFE® Index Weighting

Materials	3.21%	3.16%	10.22%
Other*	0.04%	0.00%	0.00%
Utilities	-0.13%	0.29%	6.16%
Health Care	-0.38%	0.35%	7.06%
Telecommunication Services	-0.87%	0.92%	5.95%

5 Bottom Performers – Sectors

		Fund Weighting	Morgan Stanley Capital
	Fund Contribution	(Average % of Equity)	International EAFE® Index Weighting

Consumer Discretionary	-16.66%	23.26%	10.41%
Financials	-15.84%	21.12%	26.22%
Information Technology	-7.83%	20.99%	5.31%
Energy	-6.11%	10.25%	8.11%
Consumer Staples	-5.08%	9.82%	8.63%

*	Industry not classified by Global Industry Classification Standard.

Janus International & Global Funds  October 31, 2008  25

Janus Overseas Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

Li & Fung, Ltd. Distribution/Wholesale	7.5%
Reliance Industries, Ltd. Oil Refining and Marketing	5.9%
AMSL Holding N.V. Semiconductor Equipment	4.3%
Hang Lung Properties, Ltd. Real Estate Operating/Development	3.7%
Esprit Holdings, Ltd. Apparel Manufacturers	3.7%

25.1%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 24.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

26  Janus International & Global Funds  October 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Overseas Fund(1)	–52.78%	9.76%	7.31%	9.85%	0.89%

Morgan Stanley Capital International EAFE® Index	–46.62%	3.60%	1.67%	3.09%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	–48.53%	4.61%	N/A	N/A**

Lipper Quartile	4th	1st	1st	1st

Lipper Ranking – based on total return for International Funds	1,014/1,153	5/696	21/350	2/107

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus International & Global Funds  October 31, 2008  27

Janus Overseas Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Janus Overseas Fund held approximately 9.94% and 11.62% respectively, of its assets in Brazilian and Indian securities as of October 31, 2008 and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 5, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 2, 1994

**	Since inception return is not shown for the index because the index’s inception date, December 31, 1998, differs significantly from the Fund’s inception date.

(1) Closed to new investors.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$492.90	$3.45

Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.67

†	Expenses are equal to the annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

28  Janus International & Global Funds  October 31, 2008

Janus Overseas Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Common Stock – 92.8%
Aerospace and Defense – 1.0%
2,067,150	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	$43,244,778
Agricultural Chemicals – 3.1%
1,580,956	Potash Corporation of Saskatchewan Inc.	134,633,205
Agricultural Operations – 3.9%
3,440,000	BrasilAgro – Companhia Brasileira de Propriedades Agricolas¥,£	15,094,688
1,344,000	Bunge, Ltd.	51,623,040
128,793,897	Chaoda Modern Agriculture Holdings Ltd.£	88,041,874
19,990,994	China Green Holdings, Ltd.	15,383,150
		170,142,752
Apparel Manufacturers – 3.7%
28,527,600	Esprit Holdings, Ltd.	160,157,038
Batteries and Battery Systems – 0.5%
12,924,100	BYD Company, Ltd.	21,907,180
Beverages – Wine and Spirits – 0.3%
9,195,333	C&C Group PLC**,£	13,385,123
Building – Residential and Commercial – 1.2%
4,247,945	Brascan Residential Properties S.A.	6,062,887
2,327,579	Gafisa S.A.	16,405,938
4,070,200	MRV Engenharia e Participacoes S.A.	21,620,000
3,219,000	Rossi Residencial S.A.	6,556,947
		50,645,772
Casino Hotels – 2.1%
13,220,078	Crown, Ltd.	59,116,935
7,947,025	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	32,582,803
		91,699,738
Commercial Banks – 3.8%
26,420,589	Anglo Irish Bank Corporation PLC**	85,800,246
1,434,474	Banca Generali S.P.A.**	6,545,562
25,111,867	Banco de Oro	13,895,951
495,960	Banco de Oro-EPCI, Inc. (GDR)	5,485,527
765,810	Julius Baer Holding, Ltd.	30,155,944
2,834,764	Punjab National Bank, Ltd.	24,667,120
		166,550,350
Commercial Services – 0.2%
2,496,500	Park24 Company, Ltd.	10,070,002
Computers – 2.7%
401,120	Foxconn Technology Company, Ltd.	988,134
2,319,205	Research In Motion, Ltd. (U.S. Shares)*	116,957,509
		117,945,643
Computers – Other – 0.1%
243,246,597	A-Max Holdings, Ltd.*,£	3,847,005
Cosmetics and Toiletries – 0.4%
128,756	LG Household & Health Care, Ltd.	18,229,022
Dental Supplies and Equipment – 0.2%
861,873	Osstem Implant Company, Ltd.*,£	7,444,793
Diagnostic Kits – 0.6%
55,035,935	Trinity, Ltd. – Private Placement*,¥,§,£	25,210,660
Distribution/Wholesale – 7.5%
161,718,110	Li & Fung, Ltd.	325,184,698
Diversified Financial Services – 3.0%
9,480,097	Reliance Capital, Ltd.	130,898,963
Diversified Operations – 1.1%
4,329,428	Max India, Ltd.*	8,615,421
63,469,090	Melco International Development, Ltd.£	11,261,353
799,375	Orascom Development Holdings	23,164,571
97,159,121	Polytec Asset Holdings, Ltd.	4,255,353
		47,296,698
Electric – Distribution – 0.4%
2,780,900	Equatorial Energia S.A.	15,593,592
Electronic Components – Miscellaneous – 0.2%
3,585,600	Hon Hai Precision Industry Company Ltd.	8,684,946
Electronic Components – Semiconductors – 3.0%
83,905,927	ARM Holdings PLC£	130,710,179
Electronic Connectors – 2.2%
1,091,400	Hirose Electric Company, Ltd.	95,430,527
Finance – Investment Bankers/Brokers – 1.5%
3,828,535	Morgan Stanley Co.	66,884,506
Finance – Mortgage Loan Banker – 0.6%
687,598	Housing Development Finance Corporation, Ltd.	25,235,224
Finance – Other Services – 1.5%
13,992,593	IG Group Holdings PLC£	65,035,028
Food – Catering – 0.3%
20,206,000	FU JI Food & Catering Services	10,890,757
Gambling – Non-Hotel – 0.1%
1,206,100	Great Canadian Gaming Corp.*	5,005,395
Hotels and Motels – 1.2%
9,714,100	Kingdom Hotel Investments (GDR)*,£	53,427,550
Insurance Brokers – 0.4%
1,354,044	Eurodekania, Ltd. – Private Placement (U.S. Shares)¥,§,£	17,256,002
Internet Connectivity Services – 1.1%
965,304	NDS Group PLC (ADR)*,£	46,035,348
Investment Companies – 0.8%
7,909,060	SM Investments Corp.	32,137,244
73,831	Star Asia Financial, Ltd. – Private Placement (U.S. Shares) (144A)¥,§	738,310
		32,875,554
Investment Management and Advisory Services – 0.5%
6,351,869	Bluebay Asset Management	20,462,175
Medical Labs and Testing Services – 0.1%
524,950	Diagnosticos da America	6,086,025
Oil Companies – Exploration and Production – 1.7%
1,620,217	Niko Resources, Ltd.	71,005,526
32,200	OGX Petroleo E Gas Participacoes*	4,090,069
		75,095,595
Oil Companies – Integrated – 5.3%
1,423,055	Hess Corp.	85,682,142
5,337,035	Petroleo Brasileiro S.A. (ADR)	143,512,871
		229,195,013

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds  October 31, 2008  29

Janus Overseas Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Oil Field Machinery and Equipment – 0.7%
4,485,417	Wellstream Holdings PLC£	$31,291,113
Oil Refining and Marketing – 5.9%
9,103,203	Reliance Industries, Ltd.	256,495,635
Power Converters and Power Supply Equipment – 2.7%
1,175,420	SunPower Corp. – Class A*	45,911,905
4,144,651	Suntech Power Holdings Company, Ltd. (ADR)*,#	72,531,393
		118,443,298
Public Thoroughfares – 0.5%
2,123,222	Companhia de Concessoes Rodoviarias	20,987,044
237,307	Obrascon Huarte Lain Brasil S.A.	1,309,847
		22,296,891
Real Estate Management/Services – 4.2%
1,181,500	Daito Trust Construction Company, Ltd.	49,646,906
854,999	IVG Immobilien A.G.**	5,769,414
7,275,000	Mitsubishi Estate Company, Ltd.	128,084,283
68,311	Orco Property Group**,#	903,844
		184,404,447
Real Estate Operating/Development – 12.0%
3,225,095	Ablon Group	3,521,684
137,368,440	Ayala Land, Inc.	16,699,605
58,273,355	CapitaLand, Ltd.	115,136,318
127,225,000	China Overseas Land & Investment Ltd.	141,716,384
10,928,735	Cyrela Brazil Realty S.A.	53,507,894
2,973,300	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	7,553,418
67,132,000	Hang Lung Properties, Ltd.	162,214,752
718,085	Iguatemi Empresa de Shopping Centers S.A.	3,383,126
1,980,255	PDG Realty S.A. Empreendimentos e Participacoes	10,317,449
1,584,880	Rodobens Negocios Imobiliarios S.A.	5,109,682
		519,160,312
Retail – Major Department Stores – 0.5%
9,265,498	Arcandor A.G.*,**	22,482,979
Semiconductor Components/Integrated Circuits – 0.2%
4,189,500	Actions Semiconductor Company, Ltd. (ADR)*,£	7,876,260
Semiconductor Equipment – 4.3%
10,600,621	ASML Holding N.V.**	184,976,297
Sugar – 1.8%
5,807,259	Bajaj Hindusthan, Ltd.	5,417,079
1,009,400	Bajaj Hindusthan, Ltd. (GDR) (144A)	941,425
13,335,458	Balrampur Chini Mills, Ltd.*,£	11,676,741
10,961,459	Cosan, Ltd. – Class A (ADR)*,£	29,376,710
5,048,700	Cosan S.A. Industria e Comercio*	24,602,210
4,561,730	Shree Renuka Sugars, Ltd.	4,756,816
		76,770,981
Telecommunication Services – 0.8%
7,990,806	Reliance Communications, Ltd.	36,171,228
Travel Services – 1.1%
17,457,015	Thomas Cook Group PLC	47,249,160
Warehousing and Harbor Transport Services – 0.1%
12,114,876	DP World, Ltd. (U.S. Shares)	4,119,058
Wireless Equipment – 1.7%
10,394,591	Telefonaktiebolaget L.M. Ericsson – Class B	73,339,636

Total Common Stock (cost $6,190,256,385)		4,027,474,131

Preferred Stock – 0.6%
Investment Companies – 0.6%
2,955,900	Bradespar S.A. (cost $10,890,725)	26,760,111

Rights – 0%
Building – Residential and Commercial – 0.0%
710,666	Rossi Residencial S.A., expires 11/6/08* (cost $0)	62,368

Money Markets – 4.8%
54,216,250	Janus Institutional Cash Management Fund – Institutional Shares, 1.46%	54,216,250
155,562,266	Janus Institutional Money Market Fund – Institutional Shares, 1.09%	155,562,266

Total Money Markets (cost $209,778,516)		209,778,516

Other Securities – 0%
54,546	Cash†	54,546
1,686,422	Repurchase Agreements†	1,686,422

Total Other Securities (cost $1,740,968)		1,740,968

Total Investments (total cost $6,412,666,594) – 98.2%		4,265,816,094

Cash, Receivables and Other Assets, net of Liabilities – 1.8%		79,207,494

Net Assets – 100%		$4,345,023,588

See Notes to Schedules of Investments and Financial Statements.

30  Janus International & Global Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$59,116,935	1.4%
Bermuda	585,571,641	13.7%
Brazil	431,860,945	10.1%
Canada	327,601,634	7.7%
Cayman Islands	269,605,990	6.3%
China	21,907,180	0.5%
Germany	28,252,393	0.7%
Guernsey	4,259,994	0.1%
Hong Kong	340,403,149	8.0%
India	504,875,651	11.9%
Ireland	99,185,369	2.3%
Italy	6,545,562	0.2%
Japan	283,231,718	6.6%
Luxembourg	903,844	0.0%
Netherlands	184,976,297	4.3%
Philippines	68,218,327	1.6%
Singapore	115,136,318	2.7%
South Korea	25,673,814	0.6%
Sweden	73,339,636	1.7%
Switzerland	53,320,514	1.3%
Taiwan	9,673,081	0.2%
United Arab Emirates	4,119,058	0.1%
United Kingdom	358,039,006	8.4%
United States††	409,998,038	9.6%

Total	$4,265,816,094	100.0%

††	Includes Short-Term Securities and Other Securities (4.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S.$	Gain/(Loss)

Euro 12/12/08	53,000,000	$67,449,307	$5,256,094
Euro 12/19/08	78,000,000	99,257,354	3,273,646

Total		$166,706,661	$8,529,740

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds  October 31, 2008  31

Janus Worldwide Fund (unaudited)	Ticker: JAWWX

Fund Snapshot
This global fund offers geographic diversification in a single portfolio.

Jason Yee
portfolio manager

Performance Overview

Janus Worldwide Fund returned -47.49% over the 12 months ended October 31, 2008. The Fund underperformed the benchmark Morgan Stanley Capital International (MSCI) World IndexSM, which returned -41.85% during the period.

This was a difficult year in all respects. The Fund posted a large decline in absolute terms and lost more than the benchmark in relative terms. As a significant investor in the Fund alongside you, I was not satisfied with these results.

Economic Environment

The credit crisis and the global economic slowdown provided a negative backdrop for worldwide equity markets during much of the 12-month period ending October 31, 2008. Both U.S. and non-U.S. stock markets suffered substantial losses in what was a very volatile period. While the U.S. Federal Reserve’s aggressive rate cuts and liquidity injections provided a tailwind for world markets in March and April, rising energy prices (oil hit a record in July), more evidence of slowing economic growth and inflation worries weighed on markets. However, those concerns became secondary, as the credit crisis intensified in September. The deleveraging process, which began early in the period, resulted in a vicious downward cycle during the early fall, giving rise to the crisis of confidence that pervaded the markets and led to a dramatic worldwide equity market sell-off during September and October. The MSCI World IndexSM declined to its lowest level since May of 2003. Central banks around the world took various steps in an attempt to support markets and global financial institutions.

Stocks in the U.S. outperformed those in Europe and Japan in local currency terms. Emerging markets fell more than developed markets in the late-period sell-off, substantially underperforming during the 12-month period. Financials was the worst performing sector, reflecting the impacts of deleveraging and the turmoil in the credit markets. The materials sector was the second worst performing group. Steep declines late in the summer and into the fall offset gains earlier in the period. Consumer staples and health care were the top two sectors, reflecting defensive characteristics.

Detractors from Performance

Dell was the largest detractor from performance. While I believe elements of the company’s turnaround efforts hold great promise – including an increased presence in international markets and a renewed focus on cost efficiency – weakened end demand and a more competitive environment were significant headwinds. Dell has met with success in increasing sales, but margins have been under pressure. I remain confident in the company’s competitive position and business model. I am also heartened by management’s recent substantial stock repurchase program and by CEO Michael Dell’s increased personal investment in the shares. Dell remained a top holding in the Fund at period end. In addition to Dell, other investments in the information technology sector weighed on performance during the year. Significant individual performance detractors included Yahoo, eBay and Nokia, among others.

American International Group (AIG) also weighed on results. The financial sector of the economy – and AIG in particular – has received a great deal of attention in the press recently. Questionable asset quality, great amounts of leverage and unreliable sources of funding led to investor panic and made this the worst performing sector within the benchmark. In general, the Fund was conservatively positioned, preferring to invest in companies with understandable business models and strongly capitalized balance sheets. I, therefore, managed to outperform the benchmark within this sector. However, losing less than others is slim reward, and specifically our AIG investment was a disappointment. I judged that their very profitable and sizeable insurance, airplane leasing and asset management businesses would enable them to withstand the problems embedded within their Financial Products division, most notably their underwriting of credit default swaps (CDS). This proved to be inaccurate, as the combination of these CDS exposures, investment portfolio losses, credit rating downgrades and collateral calls overwhelmed their financial position.

A number of our consumer-oriented investments – British Sky Broadcasting, Philips Electronics, Esprit Holdings and Liberty Global – also weighed on results. I believe these companies have strong competitive positions, excellent track records of financial performance and respected management teams; nevertheless, they have seen their stock prices come under significant pressure due to fears of a deep, prolonged recession. I think these companies will be capable of navigating a difficult economic environment and may be positioned to thrive in the eventual economic recovery.

32  Janus International & Global Funds  October 31, 2008

(unaudited)

Contributors to Performance

Potash Corporation of Saskatchewan was the top performing position for the year. This fertilizer company has benefited greatly in recent years from a cyclical upturn in the farming business, leading to increased demand for their products. And along the way, their stock became a market darling. As the stock price approached my target, I exited the position during the course of the year. Besides Potash Corp., the entire materials sector was a source of relative strength for the Fund, as I managed to avoid much of the spectacular commodity bust, which occurred from July through October.

The three continuing entities of the Fund’s long-held Tyco investment were among the top-performing investments during the year. Tyco International, which includes the industrial and security businesses, benefited from robust investment in the oil and gas sector as well as improved performance in the alarm and monitoring business. Covidien, the health-care business, flourished on its own and achieved increased sales and profits, while at the same time funded additional investments in research and development and paid down some debt. Finally, Tyco Electronics, the connector manufacturer, also benefited from strong financial performance and a consolidation of its product portfolio after the spin-off transaction. I exited the Tyco International and Tyco Electronics positions during the course of the year.

Looking Ahead

As contrarian, value-oriented investor, my general view is that the time to buy is when pessimism is in the price. Warren Buffett has stated it more eloquently, “The most common cause of low prices is pessimism – some times pervasive, some times specific to a company or an industry. We want to do business in such an environment, not because we like pessimism but because we like the prices it produces. It’s optimism that is the enemy of the rational buyer.” Successful investing demands much more than simply embracing this pessimism, of course, but it is worth remembering that finding the courage to buy when prices are low, when all the news is negative, is a psychological and emotional challenge. Buffett compared it to dieting: easy in theory, but difficult in practice.

Over the past 18 months, abounding optimism has turned to unbridled pessimism; greed has been replaced by fear. In today’s environment, when stock prices are down significantly, the economy is deteriorating rapidly, and the outlook is fraught with uncertainty, many investors may succumb to their fears and go into cash. I aim to behave differently than the crowd, and think this is precisely the time when the most attractive investments may become available. The current market environment is offering up many such opportunities in my view. I am actively evaluating a wide range of these potential ideas and selecting what I think are the best few for investment. In funding these purchases, I must unfortunately often sell existing positions, which I believe to be undervalued, in order to take advantage of even more attractive bargains. Needless to say, I am intensely focused on seeking to intelligently capitalize on what I consider to be the severe dislocations in the market.

The events in the U.S. financial system in September and October have been unprecedented in their scale, severity, and scope: the government conservatorship of mortgage companies Fannie Mae and Freddie Mac; the bankruptcy filings of large investment and commercial banks such as Lehman Brothers and Washington Mutual; and the government bailout of insurance giant AIG. Government ownership and investment in many key financial institutions has become the rule, rather than the exception – not only here in the U.S. but around the world. And the damage has not been limited to corporations, but entire countries as well: in recent weeks, we have seen Iceland become the first western nation since 1976 to receive an International Monetary Fund (IMF) bailout. And sadly there is likely more to come, with several nations facing capital flight and a rapid deterioration of financial reserves. During this unsettling period, there has been nothing short of panic as citizens all around the world even feared the safety of their bank deposits and money market funds. “Under the mattress” has become a contemplated, if not impractical, mechanism for capital preservation across the globe.

Hyman Minsky, a maverick economist best known for his “financial instability hypothesis,” argued that long periods of economic stability lead investors to take on too much risk. The investors borrow recklessly, overpay for assets, until finally the economy is crushed under the overwhelming debt load and the easy credit and speculation disappears. This economic framework describes the current financial crisis fairly accurately in my view. Minsky’s ideas also detail distinct stages of the asset bubble, the final stages culminating in revulsion, crisis, and contagion. While these final stages may take some time to work through, it does perhaps suggest that we may be closer to the end of the crisis than conventional wisdom might suggest.

However, a recent article from the Financial Times summed up the prevailing negative outlook by stating, “A recession in almost all advanced countries is guaranteed, the first time since the second world war that the world’s rich economies have sunk simultaneously.” In the financial press, there are frequent comparisons to the Great Depression. I find it

Janus International & Global Funds  October 31, 2008  33

Janus Worldwide Fund (unaudited)

counterproductive to speculate on the severity and duration of the recession. The truth is that no one really knows. There is obviously a chance of a long, protracted downturn. But the fact that such a deep recession is possible hardly means that it is probable. These distinctions tend to be blurred in times of crisis, as even the most negative scenarios seem plausible, even likely. My strategy is to search for investments that I believe have already discounted this worst-case scenario, in hopes of minimizing the probability of long-term capital loss and maximizing risk-adjusted returns.

I also find it counterproductive to speculate on the “bottom” in the financial markets. Not only is it a futile task, as numerous studies on forecasting have demonstrated, but such thinking tends to interfere with rational decision-making and adherence to a disciplined investment process. After all, the fine line between “very undervalued” and “very, very undervalued” is set by the marginal, panicked seller rather than fundamental value, so it is impossible to say with any certainty how low prices can go. Ultimately, I believe I will be right or wrong on my investments based on the long-term cash flows, which the company produces, rather than the short term psychology of the markets.

In contrast to vain attempts of predicting the future, it is certainly relevant to think broadly in terms of risk management and avoidance. This is particularly true with regards to the hidden long-term consequences of this crisis. While the market’s current focus seems to be on the deflationary aspect of global recession and decreasing leverage throughout the financial system, it is certainly possible that fiscal and monetary policy response here in the U.S. instead leads to significant inflationary pressures. And while the U.S. dollar has strengthened on a “flight to safety” during these tumultuous times, I feel there is ample risk of long-term debasement, as the U.S. Federal Reserve pumps liquidity into the system. Will interest rates subsequently need to rise to attract foreign capital? Does it increase the likelihood of the U.S. dollar losing its historical reserve currency status? While there are no clear answers today, and the answers may not always be obvious or even knowable, it is nevertheless important to be asking the questions and remain vigilant. It is my hope that worrying today will help prepare the Fund for the risks of tomorrow.

In the short term, it is difficult to escape the downdraft of a vicious bear market. While I am not pleased with the losses sustained in the Fund during the period, I do believe the difficult market environment has created superior investment opportunities for the patient investor. I hope to reward your patience and invest your Fund wisely.

Thank you for your continued support of Janus Worldwide Fund.

34  Janus International & Global Funds  October 31, 2008

(unaudited)

Janus Worldwide Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.48%
Tyco International, Ltd.	0.13%
Covidien, Ltd.	0.07%
Tyco Electronics, Ltd.	0.07%
Amgen, Inc.	0.06%

5 Bottom Performers – Holdings

Contribution

Dell, Inc.	-4.11%
British Sky Broadcasting Group PLC	-3.50%
Yahoo!, Inc.	-3.06%
eBay, Inc.	-2.32%
American International Group	-2.03%

5 Top Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Energy	0.00%	0.00%	11.45%
Utilities	0.00%	0.00%	4.79%
Consumer Staples	-0.37%	1.41%	9.24%
Materials	-0.54%	4.99%	7.46%
Telecommunication Services	-0.99%	1.21%	4.60%

5 Bottom Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Information Technology	-15.64%	27.28%	10.76%
Consumer Discretionary	-15.40%	28.60%	9.43%
Financials	-10.47%	22.99%	21.70%
Industrials	-2.61%	5.85%	11.31%
Health Care	-1.85%	7.67%	9.26%

Janus International & Global Funds  October 31, 2008  35

Janus Worldwide Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2008

British Sky Broadcasting Group PLC Television	5.5%
Dell, Inc. Computers	5.4%
Yahoo!, Inc. Web Portals/Internet Service Providers	4.5%
Millea Holdings, Inc. Property and Casualty Insurance	4.3%
Willis Group Holdings, Ltd. Insurance Brokers	4.2%

23.9%

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 2.4% of total net assets.

Top Country Allocations– Long Positions (% of Investment Securities)
As of October 31, 2008

As of October 31, 2007

36  Janus International & Global Funds  October 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Worldwide Fund	–47.49%	–2.54%	–0.91%	7.16%	0.88%

Morgan Stanley Capital International World IndexSM	–41.85%	1.73%	0.77%	5.40%

Lipper Quartile	4th	4th	4th	2nd

Lipper Ranking – based on total return for Global Funds	374/465	268/283	115/131	6/16

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

For the period from July 1, 2006 through January 31, 2007 (“Waiver Period”), Janus Capital contractually agreed to waive its right to receive a portion of the Fund’s base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Fund’s primary benchmark index for that period.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus International & Global Funds  October 31, 2008  37

Janus Worldwide Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See Notes to Schedules of Investments for index definitions.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$607.50	$3.11

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.91

†	Expenses are equal to the annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

38  Janus International & Global Funds  October 31, 2008

Janus Worldwide Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Common Stock – 96.4%
Agricultural Chemicals – 1.1%
120,479	Syngenta A.G.	$22,477,579
Apparel Manufacturers – 2.0%
7,220,600	Esprit Holdings, Ltd.	40,537,231
Applications Software – 1.2%
13,402,296	Misys PLC	23,797,194
Audio and Video Products – 1.0%
915,100	Sony Corp.	20,940,250
Automotive – Cars and Light Trucks – 0%
49	Nissan Motor Company, Ltd.	256
Broadcast Services and Programming – 1.0%
1,271,235	Liberty Global, Inc. – Class A*	20,962,665
Building – Residential and Commercial – 8.1%
2,637,240	Centex Corp.*	32,306,190
2,701,940	Lennar Corp. – Class A	20,913,016
4,465,330	Pulte Homes, Inc.	49,743,776
3,255,000	Ryland Group, Inc.£	61,161,451
		164,124,433
Building and Construction Products – Miscellaneous – 0.8%
1,127,365	USG Corp.*	16,707,549
Building Products – Cement and Aggregate – 0.4%
1,158,905	Cemex S.A. de C.V. (ADR)*	8,761,322
Casino Hotels – 0.9%
4,246,752	Crown, Ltd.	18,990,430
4,897,000	Galaxy Entertainment Group, Ltd.*	356,997
		19,347,427
Chemicals – Diversified – 2.3%
915,000	Shin-Etsu Chemical Company, Ltd.	47,894,082
Computers – 5.4%
9,134,835	Dell, Inc.*	110,988,245
Distribution/Wholesale – 1.0%
10,286,400	Li & Fung, Ltd.	20,684,015
E-Commerce/Products – 1.4%
512,550	Amazon.com, Inc.*	29,338,362
E-Commerce/Services – 4.0%
5,362,140	eBay, Inc.*	81,879,878
Electronic Components – Miscellaneous – 2.2%
2,461,608	Koninklijke (Royal) Philips Electronics N.V.	45,442,043
Electronic Components – Semiconductors – 3.0%
10,735,009	ARM Holdings PLC	16,723,192
50,570	Samsung Electronics Company, Ltd.	21,134,741
1,177,855	Texas Instruments, Inc.	23,038,844
		60,896,777
Finance – Consumer Loans – 0.9%
1,721,195	SLM Corp.*	18,365,151
Finance – Investment Bankers/Brokers – 5.6%
1,913,718	J.P. Morgan Chase & Co.	78,940,867
2,024,866	UBS A.G.*	34,562,627
		113,503,494
Finance – Mortgage Loan Banker – 0.9%
523,025	Housing Development Finance Corporation, Ltd.	19,195,304
Finance – Other Services – 0.5%
35,255	CME Group, Inc.	9,947,198
Insurance Brokers – 4.2%
3,256,680	Willis Group Holdings, Ltd.	85,455,283
Investment Companies – 0.1%
342,321	RHJ International*	1,844,991
Medical – Biomedical and Genetic – 2.3%
795,035	Amgen, Inc.*	47,614,646
Medical – HMO – 3.6%
412,315	Aetna, Inc.	10,254,274
327,690	Coventry Health Care, Inc.*	4,322,231
2,527,020	UnitedHealth Group, Inc.	59,966,185
		74,542,690
Medical Products – 1.8%
810,542	Covidien, Ltd.	35,898,905
Networking Products – 2.7%
3,110,835	Cisco Systems, Inc.*	55,279,538
Pharmacy Services – 1.3%
704,030	Medco Health Solutions, Inc.*	26,717,939
Power Converters and Power Supply Equipment – 0.2%
277,095	Suntech Power Holdings Company, Ltd. (ADR)*	4,849,163
Property and Casualty Insurance – 6.3%
1,860,355	First American Corp.	37,969,846
2,822,800	Millea Holdings, Inc.	88,068,074
		126,037,920
Real Estate Management/Services – 2.7%
503,000	Daito Trust Construction Company, Ltd.	21,136,177
1,934,000	Mitsubishi Estate Company, Ltd.	34,050,173
		55,186,350
Real Estate Operating/Development – 0.9%
9,305,000	CapitaLand, Ltd.	18,384,791
Reinsurance – 4.1%
21,850	Berkshire Hathaway, Inc. – Class B*	83,904,000
Retail – Apparel and Shoe – 1.4%
866,130	Industria de Diseno Textil S.A.	29,257,339
Retail – Consumer Electronics – 1.8%
667,280	Yamada Denki Company, Ltd.	36,167,038
Retail – Drug Store – 1.3%
887,340	CVS/Caremark Corp.	27,196,971
Retail – Major Department Stores – 1.0%
363,155	Sears Holdings Corp.*	20,968,570
Semiconductor Components/Integrated Circuits – 1.0%
2,793,280	Marvell Technology Group, Ltd.*	19,441,229
Semiconductor Equipment – 0.6%
738,072	ASML Holding N.V.	12,879,040
Telecommunication Equipment – Fiber Optics – 0.5%
954,745	Corning, Inc.	10,339,888
Television – 5.5%
18,408,181	British Sky Broadcasting Group PLC	112,217,278

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds  October 31, 2008  39

Janus Worldwide Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Transportation – Services – 1.6%
602,045	United Parcel Service, Inc. – Class B	$31,775,935
Water Treatment Systems – 0.6%
805,595	Nalco Holding Co.	11,375,001
Web Portals/Internet Service Providers – 4.5%
7,145,675	Yahoo!, Inc.*	91,607,554
Wireless Equipment – 2.7%
2,101,080	Nokia Oyj	32,044,223
3,349,657	Telefonaktiebolaget L.M. Ericsson – Class B	23,633,698
		55,677,921

Total Common Stock (cost $3,010,389,133)		1,970,410,435

Money Market – 3.3%
67,595,000	Janus Institutional Money Market Fund – Institutional Shares, 1.09% (cost 67,595,000)	67,595,000

Total Investments (total cost $3,077,984,133) – 99.7%		2,038,005,435

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		6,853,138

Net Assets – 100%		$2,044,858,573

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$18,990,430	0.9%
Belgium	1,844,991	0.1%
Bermuda	202,016,663	9.9%
Cayman Islands	4,849,162	0.2%
Finland	32,044,223	1.6%
Hong Kong	356,997	0.1%
India	19,195,304	0.9%
Japan	248,256,050	12.2%
Mexico	8,761,322	0.4%
Netherlands	58,321,084	2.9%
Singapore	18,384,791	0.9%
South Korea	21,134,741	1.0%
Spain	29,257,339	1.4%
Sweden	23,633,698	1.2%
Switzerland	57,040,206	2.8%
United Kingdom	152,737,665	7.5%
United States††	1,141,180,769	56.0%

Total	$2,038,005,435	100.0%

††	Includes Short-Term Securities (46.6% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

40  Janus International & Global Funds  October 31, 2008

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Janus International & Global Funds  October 31, 2008  41

Statements of Assets and Liabilities

As of October 31, 2008	Janus Global	Janus Global	Janus Overseas	Janus Worldwide
(all numbers in thousands except net asset value per share)	Opportunities Fund	Research Fund	Fund	Fund

Assets:
Investments at cost(1)	$107,968	$247,256	$6,412,667	$3,077,984
Unaffiliated investments at value(1)	$80,940	$162,815	$4,056,037	$1,970,410
Affiliated money market investments value	$4,569	$7,146	$209,779	$67,595
Cash	50	1,170	2,914	504
Cash denominated in foreign currency(2)	–	–	6,480	–
Restricted cash (Note 1)	–	450	–	–
Receivables:
Investments sold	–	1,398	59,570	7,620
Fund shares sold	57	109	2,655	289
Dividends	207	513	11,010	5,304
Interest	–	3	99	218
Non-interested Trustees’ deferred compensation	1	3	21	9
Other assets	7	17	140	107
Forward currency contracts	–	–	8,530	–
Total Assets	85,831	173,624	4,357,235	2,052,056
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	–	–	1,741	–
Investments purchased	–	5,778	–	–
Fund shares repurchased	88	85	3,904	4,516
Dividends and distributions	–	3	11	1
Custody fees	8	26	795	65
Advisory fees	49	118	2,493	612
Transfer agent fees and expenses	43	72	1,100	1,865
Non-interested Trustees’ fees and expenses	1	–	23	19
Non-interested Trustees’ deferred compensation fees	1	3	21	9
Foreign tax liability	–	–	960	–
Accrued expenses and other payables	16	43	1,163	110
Unrealized depreciation on swap agreements	–	20	–	–
Total Liabilities	206	6,148	12,211	7,197
Net Assets	$85,625	$167,476	$4,345,024	$2,044,859
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$103,006	$262,605	$6,325,012	$7,713,160
Undistributed net investment income/(loss)*	(488)	744	(15,557)	25,582
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	5,562	(18,471)	175,586	(4,653,979)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	(22,455)	(77,402)	(2,140,017)	(1,039,904)
Total Net Assets	$85,625	$167,476	$4,345,024	$2,044,859
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,150	19,001	160,203	65,213
Net Asset Value Per Share	$9.36	$8.81	$27.12	$31.36

*	See Note 3 in the Notes to the Financial Statements.

(1)	Investments at cost and value include $1,579,854 of securities loaned for Janus Overseas Fund (Note 1).
(2)	Includes cost of $6,455,655 for Janus Overseas Fund.
(3)	Net of foreign taxes on investments of $959,638 for Janus Overseas Fund.

See Notes to Financial Statements.

42  Janus International & Global Funds  October 31, 2008

Statements of Operations

For the fiscal year ended October 31, 2008	Janus Global	Janus Global	Janus Overseas	Janus Worldwide
(all numbers in thousands)	Opportunities Fund	Research Fund	Fund	Fund

Investment Income:
Interest	$5	$3	$145	$16
Securities lending income	67	145	5,831	4,081
Dividends	2,604	3,963	137,711	52,225
Dividends from affiliates	73	166	23,064	3,274
Foreign tax withheld	(93)	(203)	(11,055)	(2,222)
Total Investment Income	2,656	4,074	155,696	57,374
Expenses:
Advisory fees	874	1,902	58,815	18,638
Transfer agent fees and expenses	369	640	18,863	9,214
Registration fees	22	52	378	40
Custodian fees	29	101	3,420	275
Audit fees	37	35	55	64
Non-interested Trustees’ fees and expenses	6	8	171	65
Printing expenses	125	138	337	141
Excise tax expense	124	–	–	–
Other expenses	117	116	708	537
Non-recurring costs (Note 2)	–	N/A	1	5
Cost assumed by Janus Capital Management LLC (Note 2)	–	N/A	(1)	(5)
Total Expenses	1,703	2,992	82,747	28,974
Expense and Fee Offset	(10)	(16)	(300)	(163)
Net Expenses	1,693	2,976	82,447	28,811
Net Investment Income/(Loss)	963	1,098	73,249	28,563
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	5,864	(17,471)	146,881	120,599
Net realized gain/(loss) from swap contracts	–	(309)	–	–
Net realized gain/(loss) from options contracts	–	–	30,174	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(78,223)	(133,887)	(5,783,595)	(2,160,537)
Net Gain/(Loss) on Investments	(72,359)	(151,667)	(5,606,540)	(2,039,938)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(71,396)	$(150,569)	$(5,533,291)	$(2,011,375)

(1)	Net of foreign taxes on investments of $959,638 for Janus Overseas Fund.

See Notes to Financial Statements.

Janus International & Global Funds  October 31, 2008  43

Statements of Changes in Net Assets

	Janus Global		Janus Global
For the fiscal year ended October 31	Opportunities Fund		Research Fund
(all numbers in thousands)	2008	2007(1)	2008	2007

Operations:
Net investment income/(loss)	$963	$705	$1,098	$622
Net realized gain/(loss) from investment and foreign currency transactions	5,864	5,042	(17,471)	11,516
Net realized gain/(loss) from swap contracts	–	–	(309)	–
Net realized gain/(loss) from options contracts	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(78,223)	36,966	(133,887)	47,594
Net Increase/(Decrease) in Net Assets Resulting from Operations	(71,396)	42,713	(150,569)	59,732
Dividends and Distributions to Shareholders:
Net investment income*	(2,799)	(866)	(782)	(423)
Net realized gain/(loss) from investment transactions*	(4,999)	(20,656)	(12,121)	(6,758)
Net (Decrease) from Dividends and Distributions	(7,798)	(21,522)	(12,903)	(7,181)
Capital Share Transactions:
Shares sold	18,012	44,832	165,649	153,026
Redemption fees	112	33	250	43
Reinvested dividends and distributions	7,659	21,181	12,720	7,069
Shares repurchased	(49,580)	(44,288)	(131,833)	(41,552)
Net Increase/(Decrease) from Capital Share Transactions	(23,797)	21,758	46,786	118,586
Net Increase/(Decrease) in Net Assets	(102,991)	42,949	(116,686)	171,137
Net Assets:
Beginning of period	188,616	145,667	284,162	113,025
End of period	$85,625	$188,616	$167,476	$284,162

Undistributed Net Investment Income/(Loss)*	$(488)	$748	$744	$683

*	See Note 3 in Notes to Financial Statements

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

44  Janus International & Global Funds  October 31, 2008

Janus Overseas		Janus Worldwide
Fund		Fund
2008	2007(1)	2008	2007

$73,249	$61,247	$28,563	$23,903

146,881	1,142,936	120,599	646,757
–	–	–	–
30,174	(12,187)	–	–

(5,783,595)	2,154,840	(2,160,537)	388,744
(5,533,291)	3,346,836	(2,011,375)	1,059,404

(163,518)	(73,786)	(21,825)	(56,930)
(794,328)	–	–	–
(957,846)	(73,786)	(21,825)	(56,930)

1,534,806	4,400,680	106,106	236,119
2,696	2,808	154	287
933,537	72,052	21,345	55,754
(3,059,840)	(1,640,750)	(694,799)	(1,022,739)
(588,801)	2,834,790	(567,194)	(730,579)
(7,079,938)	6,107,840	(2,600,394)	271,895

11,424,962	5,317,122	4,645,253	4,373,358
$4,345,024	$11,424,962	$2,044,859	$4,645,253

$(15,557)	$28,231	$25,582	$19,585

See Notes to Financial Statements.

Janus International & Global Funds  October 31, 2008  45

Financial Highlights

	Janus Global Opportunities Fund
For a share outstanding during each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$17.21	$15.32	$13.91	$12.93	$11.66
Income from Investment Operations:
Net investment income/(loss)	.15	.07	.10	.10	.03
Net gains/(losses) on securities (both realized and unrealized)	(7.26)	4.13	1.42	.91	1.27
Total from Investment Operations	(7.11)	4.20	1.52	1.01	1.30
Less Distributions and Other:
Dividends (from net investment income)*	(.27)	(.09)	(.11)	(.03)	(.03)
Distributions (from capital gains)*	(.48)	(2.22)	–	–	–
Redemption fees	.01	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	(.74)	(2.31)	(.11)	(.03)	(.03)
Net Asset Value, End of Period	$9.36	$17.21	$15.32	$13.91	$12.93
Total Return	(42.89)%	30.59%	10.96%	7.78%	11.18%
Net Assets, End of Period (in thousands)	$85,625	$188,616	$145,667	$177,560	$207,414
Average Net Assets for the Period (in thousands)	$136,813	$162,723	$161,256	$218,871	$175,110
Ratio of Gross Expenses to Average Net Assets(2)	1.25%(3)	1.07%(3)	1.17%(4)	1.03%(3)	1.09%(3)
Ratio of Net Expenses to Average Net Assets(2)	1.24%	1.06%	1.15%	1.02%	1.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.70%	0.43%	0.57%	0.62%	0.24%
Portfolio Turnover Rate	18%	14%	38%	36%	37%

	Janus Global Research Fund
For a share outstanding during each fiscal year or period ended October 31	2008	2007	2006	2005(5)

Net Asset Value, Beginning of Period	$17.11	$13.16	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.04	.10	(.01)
Net gains/(losses) on securities (both realized and unrealized)	(7.58)	4.72	2.22	1.12
Total from Investment Operations	(7.54)	4.76	2.32	1.11
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.05)	(.04)	–
Distributions (from capital gains)*	(.72)	(.76)	(.23)	–
Redemption fees	.01	–(1)	N/A	N/A
Total Distributions and Other	(.76)	(.81)	(.27)	–
Net Asset Value, End of Period	$8.81	$17.11	$13.16	$11.11
Total Return**	(45.95)%	38.09%	21.21%	11.10%
Net Assets, End of Period (in thousands)	$167,476	$284,162	$113,025	$47,404
Average Net Assets for the Period (in thousands)	$260,977	$173,760	$79,500	$29,920
Ratio of Gross Expenses to Average Net Assets***(2)	1.15%	1.12%	1.16%	1.27%(6)
Ratio of Net Expenses to Average Net Assets***(2)	1.14%	1.11%	1.14%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.42%	0.36%	0.48%	(0.24)%
Portfolio Turnover Rate***	95%	72%	118%	86%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.
(5)	Period from February 25, 2005 (inception date) through October 31, 2005.
(6)	The ratio was 1.61% in 2005 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

46  Janus International & Global Funds  October 31, 2008

	Janus Overseas Fund
For a share outstanding during each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$63.02	$42.45	$28.42	$21.62	$19.50
Income from Investment Operations:
Net investment income/(loss)	.63	.36	.49	.21	.18
Net gains/(losses) on securities (both realized and unrealized)	(31.38)	20.74	13.80	6.82	2.18
Total from Investment Operations	(30.75)	21.10	14.29	7.03	2.36
Less Distributions and Other:
Dividends (from net investment income)*	(.88)	(.55)	(.28)	(.23)	(.24)
Distributions (from capital gains)*	(4.29)	–	–	–	–
Redemption fees	.02	.02	.02	–(1)	–(1)
Total Distributions and Other	(5.15)	(.53)	(.26)	(.23)	(.24)
Net Asset Value, End of Period	$27.12	$63.02	$42.45	$28.42	$21.62
Total Return	(52.78)%	50.24%	50.71%	32.74%	12.24%
Net Assets, End of Period (in thousands)	$4,345,024	$11,424,962	$5,317,122	$2,554,621	$2,090,180
Average Net Assets for the Period (in thousands)	$9,214,669	$7,916,993	$3,933,175	$2,272,200	$2,496,896
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.90%	0.89%	0.92%	0.90%	0.93%
Ratio of Net Expenses to Average Net Assets(2)	0.89%	0.89%	0.91%	0.89%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.79%	0.77%	1.69%	0.88%	0.72%
Portfolio Turnover Rate	50%	51%	61%	57%	58%

	Janus Worldwide Fund
For a share outstanding during each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$60.04	$48.05	$41.41	$38.12	$37.34
Income from Investment Operations:
Net investment income/(loss)	.43	.32	.65	.46	.30
Net gains/(losses) on securities (both realized and unrealized)	(28.82)	12.31	6.48	3.14	.84
Total from Investment Operations	(28.39)	12.63	7.13	3.60	1.14
Less Distributions and Other:
Dividends (from net investment income)*	(.29)	(.64)	(.49)	(.31)	(.36)
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–(1)	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	(.29)	(.64)	(.49)	(.31)	(.36)
Net Asset Value, End of Period	$31.36	$60.04	$48.05	$41.41	$38.12
Total Return	(47.49)%	26.53%	17.34%	9.47%	3.06%
Net Assets, End of Period (in thousands)	$2,044,859	$4,645,253	$4,373,358	$4,957,669	$7,074,321
Average Net Assets for the Period (in thousands)	$3,480,275	$4,522,584	$4,601,953	$5,984,293	$9,278,240
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.83%	0.88%(4)	0.87%(4)	0.85%	0.92%
Ratio of Net Expenses to Average Net Assets(2)	0.83%	0.87%	0.86%	0.85%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.82%	0.53%	1.31%	0.90%	0.61%
Portfolio Turnover Rate	16%	27%	43%	33%	120%

*	See Note 3 in Notes to Financial Statements.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	The ratio was 0.89% in 2007 and 0.90% in 2006 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus International & Global Funds  October 31, 2008  47

Notes to Schedules of Investments

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Growth Index	Is a subset of the Morgan Stanley Capital International EAFE® Index and contains constituents of the Morgan Stanley Capital International EAFE® Index which are categorized as growth securities. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
#	Loaned security; a portion or all of the security is on loan at October 31, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

48  Janus International & Global Funds  October 31, 2008

¥  Schedule of Fair Valued Securities (as of October 31, 2008)

		Value as a
	Value	% of Net Assets

Janus Overseas Fund
BrasilAgro – Companhia Brasileira de Propriedades Agricolas	$15,094,688	0.3%
Eurodekania, Ltd. (U.S. Shares)	17,256,002	0.4%
Star Asia Financial, Ltd. (U.S. Shares) (144A)	738,310	0.0%
Trinity, Ltd.	25,210,660	0.6%

	$58,299,660	1.3%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§  Schedule of Restricted and Illiquid Securities (as of October 31, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Overseas Fund
Eurodekania, Ltd. (U.S. Shares)°°	3/8/07	$17,754,225	$17,256,002	0.4%
Star Asia Financial, Ltd. (U.S. Shares) (144A)°°	2/22/07-6/22/07	7,663,913	738,310	0.0%
Trinity, Ltd.°°	11/14/07	25,332,992	25,210,660	0.6%

		$50,751,130	$43,204,972	1.0%

The Fund has registration rights for certain restricted securities held as of October 31, 2008. The issuer incurs all registration costs.

Janus International & Global Funds  October 31, 2008  49

Notes to Schedules of Investments (continued)

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2008.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/08

Janus Overseas Fund
Actions Semiconductor Company, Ltd. (ADR)*	–	$–	1,593,639	$13,458,352	$(10,115,682)	$–	$7,876,260
A-Max Holdings, Ltd.*(1)	2,616,035,975	44,089,707	183,570,000	3,093,821	(540,118)	–	3,847,005
ARM Holdings PLC	–	–	–	–	–	3,297,334	130,710,179
Balrampur Chini Mills, Ltd.*	–	–	–	–	–	–	11,676,741
BrasilAgro – Companhia Brasileira de Propriedades Agricolas(2)	–	–	–	–	–	31,501	15,094,688
C&C Group PLC	–	–	7,175,999	63,727,396	(41,522,839)	4,674,347	13,385,123
Chaoda Modern Agriculture Holdings, Ltd.(3)	–	–	14,404,000	10,505,421	6,960,402	1,017,613	88,041,874
Cosan, Ltd. – Class A (ADR)*	–	–	7,152,920	75,105,660	13,827,305	–	29,376,710
Eurodekania, Ltd. (U.S. Shares)	–	–	–	–	–	3,621,045	17,256,002
IG Group Holdings PLC	–	–	8,762,119	45,600,237	5,980,443	4,575,376	65,035,028
Kingdom Hotel Investments (GDR)*	5,593,050	28,007,198	–	–	–	–	53,427,550
Melco International Development, Ltd.	–	–	–	–	–	81,471	11,261,353
NDS Group PLC (ADR)*	–	–	–	–	–	–	46,035,348
Osstem Implant Company, Ltd.*	–	–	–	–	–	–	7,444,793
Trinity, Ltd.*	55,035,935	25,332,992	–	–	–	–	25,210,660
Vimicro International Corp. (ADR)*	–	–	1,883,360	19,830,843	(16,949,092)	–	–
Wellstream Holdings PLC	–	–	1,331,623	10,044,041	17,189,681	319,634	31,291,113

		$97,429,897		$241,365,771	$(25,169,900)	$17,618,321	$556,970,427

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/08

Janus Worldwide Fund
Ryland Group, Inc.	–	$–	131,820	$3,391,661	$(412,481)	$1,609,856	$61,161,451

(1)	Adjusted for 1:10 Reverse Stock Split on 4/8/08.
(2)	Adjusted for 100:1 Stock Split on 11/1/07.
(3)	Adjusted for 1.25% Stock Dividend on 11/22/07.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of October 31, 2008 are noted below.

Fund	Aggregate Value

Janus Global Research Fund	$533,842
Janus Overseas Fund	319,592,319

50  Janus International & Global Funds  October 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-eight Funds with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Global Opportunities Fund, which is classified as nondiversified. The Funds are no-load investments.

Effective December 21, 2007, Janus Overseas Fund was closed to new investors. Current investors may continue to invest in the Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Fund will not be accepted unless you meet certain criteria.

Certain prior year amounts in the Statement of Changes in Net Assets for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust.

Securities Lending
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income

Janus International & Global Funds  October 31, 2008  51

Notes to Financial Statements (continued)

through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2008, the following Fund had on loan securities valued as indicated:

Value at
Fund	October 31, 2008

Janus Overseas Fund	$1,579,854

As of October 31, 2008, the following Fund received cash collateral for securities lending activity as indicated:

Cash Collateral at
Fund	October 31, 2008

Janus Overseas Fund	$1,740,968

As of October 31, 2008, all cash collateral received by the following Fund that was invested is noted in the following table:

Repurchase
Fund	Agreements

Janus Overseas Fund	$1,686,422

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

52  Janus International & Global Funds  October 31, 2008

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may utilize American-Style and European style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option

Janus International & Global Funds  October 31, 2008  53

Notes to Financial Statements (continued)

is obligated, in return for the premium received, to make delivery of this amount.

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which a Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. On September 15, 2008, Lehman Brothers Holding, Inc. (Lehman) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Funds to write off Lehman foreign exchange currency gains and losses and the associated receivables and payables. The written-off receivables and payables were written off from “Investments Sold” and “Investments Purchased”, respectively on the Statements of Assets and Liabilities. The written-off gains and losses were written off from “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations.

The Funds utilize foreign currency-denominated assets and forward currency contracts in which the Fund may incur losses due to changes in the market or failure of the other party to a contract to perform (counterparty risk). Like other financial transactions involving counterparties, the potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund’s risk, consist principally of cash due from counterparties and investments. The extent of the exposure

54  Janus International & Global Funds  October 31, 2008

to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash
As of October 31, 2008, Janus Global Research Fund had restricted cash in the amount of $450,000. The restricted cash represents collateral received in relation to swap agreements invested in by the Fund at October 31, 2008. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It

Janus International & Global Funds  October 31, 2008  55

Notes to Financial Statements (continued)

is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

56  Janus International & Global Funds  October 31, 2008

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Advisory Fee %

Janus Global Opportunities Fund	0.64%
Janus Global Research Fund	0.64%
Janus Overseas Fund	0.64%
Janus Worldwide Fund	0.60%

For Janus Global Research Fund and Janus Worldwide Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

Janus Global Research Fund	MSCI World Growth Index
Janus Worldwide Fund	MSCI World IndexSM

Only the base fee rate applied until January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment)

The investment advisory fee paid to Janus Capital by each of the Funds listed above consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for Global Research Fund and February 2007 for Janus Worldwide Fund. No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. For Janus Global Research Fund, the Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the cumulative investment record of the Russell 1000® Index (for periods prior to January 1, 2007) and the MSCI World Growth Index (for periods commencing January 1, 2007). The aggregate of the Fund’s performance versus these two benchmark indices, respectively, are used for purposes of calculating the Performance Adjustment. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Funds’ prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment.

During the fiscal year ended October 31, 2008, the following Funds recorded the Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Janus Global Research Fund	$236,929
Janus Worldwide Fund	$(2,193,776)

Until at least March 1, 2009, provided that Janus Capital remains investment adviser to the Fund, Janus Capital has agreed to reimburse Janus Global Research Fund by the amount, if any, that Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses, (including, but not limited to, acquired fund fees and expenses) exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by

Janus International & Global Funds  October 31, 2008  57

Notes to Financial Statements (continued)

Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Each Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted average annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. Effective October 13, 2008, the rates changed to 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for each of the Funds (excluding Janus Overseas Fund) for transfer agent services.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of October 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2008.

For the fiscal year ended October 31, 2008, Janus Capital assumed $59,332 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $76,461 was paid by the Trust during fiscal year ended October 31, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 2.00% redemption fee may be imposed on shares of Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Funds for the fiscal year ended October 31, 2008 are indicated in the table below:

Fund	Redemption Fee

Janus Global Opportunities Fund	$112,071
Janus Global Research Fund	250,370
Janus Overseas Fund	2,696,277
Janus Worldwide Fund	153,947

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds are used to purchase shares of Janus institutional money marketfunds. During the fiscal year ended October 31,

58  Janus International & Global Funds  October 31, 2008

2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/08

Janus Institutional Cash Management Fund - Institutional Shares
Janus Global Opportunities Fund	$7,542,817	$11,346,413	$30,047	$–
Janus Global Research Fund	32,717,554	40,033,724	83,967	–
Janus Overseas Fund	816,897,271	799,744,971	3,947,193	54,216,250
Janus Worldwide Fund	161,736,520	209,483,455	905,523	–

	$1,018,894,162	$1,060,608,563	$4,966,730	$54,216,250

Janus Institutional Money Market Fund - Institutional Shares
Janus Global Opportunities Fund	$33,045,530	$28,476,952	$43,226	$4,568,578
Janus Global Research Fund	94,127,380	88,504,780	81,781	7,146,000
Janus Overseas Fund	1,774,211,049	1,664,721,833	1,498,086	155,562,266
Janus Worldwide Fund	503,418,758	435,823,758	758,496	67,595,000

	$2,404,802,717	$2,217,527,323	$2,381,589	$234,871,844

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Differences	(Depreciation)

Janus Global Opportunities Fund	$–	$5,568,019	$–	$2,855	$(22,951,839)
Janus Global Research Fund	746,023	–	(12,248,917)	(109,603)	(83,517,003)
Janus Overseas Fund	–	207,094,416	(921,657)	(425,314)	(2,185,736,354)
Janus Worldwide Fund	25,635,706	–	(4,633,134,385)	20,708	(1,060,823,410)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31 2008

					Accumulated
Fund	October 31, 2009	October 31, 2010	October 31, 2011	October 31, 2016	Capital Losses

Janus Global Research Fund	$–	$–	$–	$(12,248,917)	$(12,248,917)
Janus Overseas Fund(1)	–	(921,657)	–		(921,657)
Janus Worldwide Fund	(775,333,211)	(3,186,843,718)	(670,957,456)		(4,633,134,385)

(1)	Capital loss carryovers subject to annual limitations.

Janus International & Global Funds  October 31, 2008  59

Notes to Financial Statements (continued)

During the fiscal year ended October 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the following table:

Capital Loss
Fund	Carryover Utilized

Janus Overseas Fund	$460,827
Janus Worldwide Fund	107,781,398

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Global Opportunities Fund	$108,460,622	$5,846,499	$(28,798,338)
Janus Global Research Fund	253,477,735	2,690,848	(86,207,851)
Janus Overseas Fund	6,450,592,809	372,923,640	(2,557,700,355)
Janus Worldwide Fund	3,098,828,845	132,510,283	(1,193,333,693)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Opportunities Fund	$3,266,994	$4,531,348	$–	$(304,679)
Janus Global Research Fund	6,464,160	6,438,456	–	–
Janus Overseas Fund	264,851,736	692,994,156	–	(55,494,723)
Janus Worldwide Fund	21,824,832	–	–	–

For the fiscal year ended October 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Opportunities Fund	$866,472	$20,656,314	$–	$–
Janus Global Research Fund	5,009,115	2,171,732	–	–
Janus Overseas Fund	73,785,814	–	–	–
Janus Worldwide Fund	56,930,433	–	–	–

60  Janus International & Global Funds  October 31, 2008

4.	Capital Share Transactions

For each fiscal year ended October 31	Janus Global Opportunities Fund		Janus Global Research Fund		Janus Overseas Fund		Janus Worldwide Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007	2008	2007

Transactions in Fund Shares:
Shares sold	1,274	2,819	11,580	10,385	29,616	87,171	2,183	4,375
Reinvested dividends and distributions	510	1,489	830	544	17,531	1,571	392	1,098
Shares repurchased	(3,593)	(2,858)	(10,015)	(2,912)	(68,222)	(32,720)	(14,737)	(19,107)
Net Increase/(Decrease) in Fund Shares	(1,809)	1,450	2,395	8,017	(21,075)	56,022	(12,162)	(13,634)
Shares Outstanding, Beginning of Period	10,959	9,509	16,606	8,589	181,278	125,256	77,375	91,009
Shares Outstanding, End of Period	9,150	10,959	19,001	16,606	160,203	181,278	65,213	77,375

5.	Purchases and Sales of Investment Securities

For the fiscal year ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Opportunities Fund	$24,731,286	$55,561,828	$–	$–
Janus Global Research Fund	274,834,234	242,103,084	–	–
Janus Overseas Fund	4,564,432,459	6,032,105,811	–	–
Janus Worldwide Fund	559,846,519	1,120,117,726	–	–

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

Janus International & Global Funds  October 31, 2008  61

Notes to Financial Statements (continued)

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

62  Janus International & Global Funds  October 31, 2008

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide Fund (four of the portfolios constituting the Janus Investment Fund, hereafter referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

December 19, 2008
Denver, Colorado

Janus International & Global Funds  October 31, 2008  63

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

64  Janus International & Global Funds  October 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2008. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus International & Global Funds  October 31, 2008  65

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

66  Janus International & Global Funds  October 31, 2008

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus International & Global Funds  October 31, 2008  67

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2008:

Capital Gain Distributions

Fund

Janus Global Opportunities Fund	$4,531,348
Janus Global Research Fund	6,438,456
Janus Overseas Fund	692,994,156

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Overseas Fund	$9,577,638	$137,546,640

Dividends Received Deduction Percentage

Fund

Janus Global Research Fund	100%
Janus Worldwide Fund	68%

Qualified Dividend Income

Fund

Janus Global Research Fund	100%
Janus Worldwide Fund	100%

68  Janus International & Global Funds  October 31, 2008

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Aspen Series. Collectively, these three registered investment companies consist of 73 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios/ Funds
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with Funds	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	73	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	73	Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Janus International & Global Funds  October 31, 2008  69

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios/ Funds
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with Funds	Time Served	Five Years	Overseen by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002- 2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

*	Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 89 funds.

70  Janus International & Global Funds  October 31, 2008

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address, and Age	Positions Held with Funds	Length of Time Served	During the Past Five Years

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Global Research Fund	2/05-Present	Vice President and Director of Research of Janus Capital.

Gregory R. Kolb 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Global Opportunities Fund	5/05-Present	Portfolio Manager for other Janus accounts. Formerly, Assistant Portfolio Manager (2004-2006) for Janus Worldwide Fund and Analyst (2001-2005) for Janus Capital Corporation.

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Overseas Fund	1/01-Present	Vice President of Janus Capital.

Jason P. Yee 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Global Opportunities Fund Executive Vice President and Portfolio Manager Janus Worldwide Fund	3/01-Present 7/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of INTECH Investment Management LLC. Formerly, Chief Compliance Officer of INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus International & Global Funds  October 31, 2008  71

Notes

72  Janus International & Global Funds  October 31, 2008

Notes

Janus International & Global Funds  October 31, 2008  73

Janus provides access to a wide range of investment disciplines.

Asset Allocation
Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-3713

Funds distributed by Janus Distributors LLC (10/08)

C-1108-241	111-02-104 12-08

2008 Annual Report
Janus Bond & Money Market Funds

Bond
Janus Flexible Bond Fund
Janus High-Yield Fund
Janus Short-Term Bond Fund
Money Market
Janus Money Market Fund
Janus Government Money Market Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Bond & Money Market Funds

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Fund Report	4
Management Commentaries and Schedules of Investments
Janus Flexible Bond Fund	5
Janus High-Yield Fund	13
Janus Short-Term Bond Fund	23
Janus Money Market Fund	29
Janus Government Money Market Fund	33
Statements of Assets and Liabilities – Bond Funds	34
Statements of Operations – Bond Funds	35
Statements of Changes in Net Assets – Bond Funds	36
Financial Highlights – Bond Funds	37
Statements of Assets and Liabilities – Money Market Funds	39
Statements of Operations – Money Market Funds	40
Statement of Changes in Net Assets – Money Market Funds	41
Financial Highlights – Money Market Funds	42
Notes to Schedules of Investments	43
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	58
Additional Information	59
Explanations of Charts, Tables and Financial Statements	60
Trustees and Officers	63

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Investment in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment in Janus funds. While recent market events have no doubt been difficult, we are staying true to our time-tested investment process and research-driven philosophy. We believe that having a disciplined, long-term investment approach can help asset managers like Janus, and investors, weather turbulent market and economic conditions.

Major Market Themes

As we write this year’s annual letter, the extreme volatility in global financial markets experienced over the past several months continues to persist amid uncertainty surrounding the global economic picture. Turmoil resulting from the year-long credit crisis and recession fears characterized U.S. equity markets during the 12-month period ending October 31, 2008. U.S. stock prices began the period modestly lower, but as the stresses in the credit markets grew, so did negative sentiment and volatility. In mid-September, the full weight of the credit crisis seized the global financial markets as Lehman Brothers was forced into bankruptcy. Other long-standing financial institutions also fell victim to the downward cycle, leaving many of them reluctant to extend any amount of credit to businesses and consumers. This helped fuel the crisis of confidence that spread through the markets and led to a dramatic equity market sell-off during September and October. The S&P 500® Index reached its lowest level since 2003 on October 27th. In response, the U.S. Treasury and U.S. Federal Reserve, along with other central banks around the world, took unprecedented steps to support markets and global financial institutions.

The number of moves initiated by the U.S. government included implementing the Troubled Asset Relief Program (TARP), engaging in monetary policy easing, insuring certain money market holdings for a period of time, injecting capital in financial institutions and providing a backstop for mortgage lenders Fannie Mae and Freddie Mac. All of these moves were an attempt to restore confidence in capital markets.

Despite these actions, most major U.S. indices were down over 30% during the 12-month period, ending October 31, 2008, with value performing slightly better than growth and small caps outperforming large caps. The financials sector was the worst performing group due to billions of dollars of write-downs and recapitalization efforts, as well as investor concerns of more bank failures. The materials sector also performed poorly, as dramatic spikes in commodity prices earlier in the year were matched by equally steep declines late in the summer and into the fall. This sharp decline in commodity prices, particularly oil prices, has helped ease concerns about inflation. While we believe this will be favorable for the economy over the long term, in the short term it reflects a decrease in consumer and industrial demand for oil, which exacerbates the market’s fear about the slowing economy. Consumer staples and health care were the best performing sectors, which is not particularly surprising given their historically defensive characteristics. As the period came to a close, concerns over credit availability, stability of the financial markets as well as the impact on economic activity from the credit crisis continued to weigh heavily on investors.

Long-Term Relative Performance Continued to be Strong

Despite the challenging market conditions, we have stayed true to our disciplined, long-term investment approach. And while our short-term performance has suffered, our long-term results generally remained strong relative to our peers. For the one-year period ended October 31, 2008, 54% of Janus retail funds ranked within Lipper’s top two quartiles based upon total returns. Looking longer-term, 78% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 81% ranked in Lipper’s top two quartiles for the five-year period ended October 31, 2008. (See complete rankings on page 3.)

Investment Team Depth

Throughout this challenging period, we have continued to expand our investment team capabilities, particularly our research analyst bench. In 2008, Janus added six new equity research analysts, nine equity junior analysts and seven research associates to the team. We believe their expertise and our strong research commitment will continue to position us well to gain the unique insight that is at the core of our investment process.

Janus Bond and Money Market Funds  October 31, 2008  1

Continued

Outlook

As our investment team works diligently to find the best ideas, we keep in mind that the market is a discounting mechanism that largely reflects expectations of the future. As such, we could see the markets improve before the economic data reflects the signs of a recovery. Conversely, we have often seen markets begin to decline prior to a peak in economic activity. On that note, we believe encouraging signs were emerging late in the period. We think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Additionally, valuations across many markets have reached what we consider to be attractive levels. More specifically, our research has uncovered many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. We also believe there is significant cash sitting on the sidelines in money market funds and bank deposits that will likely return to the market once it begins to show signs of a recovery.

In closing, our long-term investment approach has not fundamentally changed for the past 39 years. We believe in our core research philosophy, but are adapting to the current market environment. We are reviewing the balance sheets of companies with more scrutiny given the overwhelming market focus on liquidity. We are also leveraging our fundamental research efforts through increased end market surveys to help us gain unique investment insight. We believe there are opportunities to be uncovered in markets like these. And we believe our research process will lead us to these opportunities.

We sincerely appreciate your continued investment in Janus funds. We recognize the confidence that you have placed in us and we continue in our quest to deliver strong, consistent fund performance to you, our investors. We believe that our commitment to research and our long-term investment approach will help us navigate through the current market cycle.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of October 2008 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

2  Janus Bond and Money Market Funds  October 31, 2008

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 10/31/08

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund (Inception Date)

Janus Fund (2/70)	Large-Cap Growth Funds	63	491/784	28	189/674	52	288/559	45	119/267	15	3/19	63	493/789

Janus Enterprise Fund(1)(9/92)	Mid-Cap Growth Funds	28	167/611	16	83/532	6	25/425	57	110/195	30	14/47	28	166/608

Janus Orion Fund (6/00)	Multi-Cap Growth Funds	93	467/502	9	33/384	4	11/327	N/A	N/A	26	53/208	94	486/518

Janus Research Fund(1) (5/93)	Large-Cap Growth Funds	88	690/784	33	219/674	14	78/559	11	27/267	4	3/82	37	257/694

Janus Triton Fund(1)(2/05)	Small-Cap Growth Funds	40	235/594	6	27/494	N/A	N/A	N/A	N/A	3	10/463	5	22/530

Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	49	378/784	1	3/674	1	2/559	9	22/267	6	2/38	69	559/818

Janus Venture Fund* (4/85)	Small-Cap Growth Funds	98	582/594	58	286/494	47	187/399	50	98/196	19	2/10	41	123/299

Janus Global Life Sciences Fund (12/98)	Global Health/Biotechnology Funds	25	15/60	40	22/54	10	5/49	N/A	N/A	32	5/15	15	9/60

Janus Global Technology Fund (12/98)	Global Science & Technology Funds	27	25/95	35	31/90	48	38/79	N/A	N/A	21	5/23	40	36/90

Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	7	34/509	3	10/375	7	17/257	5	6/143	4	1/28	2	4/353

Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	94	747/799	6	37/642	1	3/455	N/A	N/A	13	29/233	13	29/233

Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	92	821/893	74	560/763	27	171/641	9	28/347	4	8/222	90	777/867

Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	96	852/893	91	689/763	61	386/641	21	70/347	10	8/84	93	803/867

INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	19	145/799	41	258/642	14	60/455	N/A	N/A	22	89/422	22	89/422

Janus Mid Cap Value Fund – Inv(1)(2) (8/98)	Mid-Cap Value Funds	5	16/362	2	3/280	3	6/213	3	2/75	4	2/65	4	2/65

Janus Small Cap Value Fund – Inv*(2) (10/87)	Small-Cap Core Funds	1	2/779	5	31/626	11	53/486	16	32/204	7	8/123	7	8/123

Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	11	60/568	8	34/467	11	43/397	15	30/199	10	2/20	13	68/538

Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	18	82/462	16	59/389	22	71/336	12	20/180	7	6/97	18	60/338

Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	5	13/261	4	8/211	4	7/175	10	8/84	16	4/24	7	18/259

Janus Global Opportunities Fund(1) (6/01)	Global Funds	50	232/465	52	182/355	74	210/283	N/A	N/A	19	39/205	19	39/205

Janus Global Research Fund(1)(2/05)	Global Funds	75	348/465	28	99/355	N/A	N/A	N/A	N/A	8	23/321	8	23/321

Janus Overseas Fund*(1) (5/94)	International Funds	88	1014/1153	1	8/843	1	5/696	6	21/350	2	2/107	1	5/664

Janus Worldwide Fund(1) (5/91)	Global Funds	81	374/465	80	282/355	95	268/283	88	115/131	36	6/16	88	261/296

Janus Smart Portfolio – Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	82	544/666	N/A	N/A	N/A	N/A	N/A	N/A	17	91/555	17	91/555

Janus Smart Portfolio – Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	54	274/509	N/A	N/A	N/A	N/A	N/A	N/A	13	48/386	13	48/386

Janus Smart Portfolio – Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	44	196/451	N/A	N/A	N/A	N/A	N/A	N/A	10	34/340	10	34/340

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)	Rating is for the Investor Share class only; other classes may have different performance characteristics.

*	Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives.

Janus Bond and Money Market Funds  October 31, 2008  3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2008 to October 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Bond Fund’s total operating expenses, excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, to certain limits until at least March 1, 2009. Janus Capital has agreed to waive one-half of its advisory fee for each Money Market Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4  Janus Bond and Money Market Funds  October 31, 2008

Janus Flexible Bond Fund (unaudited)	Ticker: JAFIX

Fund Snapshot
This bond fund continually adjusts its allocations among different types of bond investments in an attempt to take advantage of ever-changing market conditions.

Gibson Smith
co-portfolio manager

Darrell Watters
co-portfolio manager

Performance Overview

During the 12-month period ended October 31, 2008, Janus Flexible Bond Fund returned 0.50%, compared to a 0.30% return for the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Economic Update

Turmoil in the credit markets, recession fears and on-again, off-again concerns that inflation may be accelerating characterized financial markets during the 12-month period ending October 31, 2008. Interest rates trended lower, particularly at the short-end of the curve as the U.S. Federal Reserve (Fed) embarked on an aggressive easing campaign during the first half of the time period, then paused as it appeared inflation had become a more significant threat. However, a decline in commodity prices starting in July and continuing into the fall eased those concerns. Credit worries, instead, re-emerged as the primary concern in September prompting government intervention, including another rate cut by the Fed, in an attempt to help stabilize the markets. During the period, banks severely limited their lending to each other and corporations had difficulty securing short-term financing, as liquidity became all-important in a crisis of confidence environment that pervaded all markets. Volatility reached historic levels.

Investors sought stability by buying three-month T-bills, which pushed bond equivalent yields 354 basis points (bps) lower to 0.38%. Intermediate government bonds had the best return followed by short-term government bonds. The two-year Treasury yield fell 238 bps, while the yield on the 10-year Treasury declined 51 bps, resulting in a steepening of the yield curve. Due largely to a lack of liquidity (i.e. fewer investors willing to lend), high-yield spreads spiked to their highest levels late in the period, widening 1,058 bps to 1,479 bps over comparable Treasuries and surpassing the levels recorded in the last recession of 2002, to easily make it the worst-performing sector. Investment grade corporate bonds also performed poorly with yields approximating the average historic level for high-yield bonds – approximately 5% over Treasuries – and levels not seen for investment grade debt since the late 1930s. During the period, the spreads on intermediate investment grade corporate bonds increased 399 bps. Credit spreads in general finished off their highest levels, but concerns over the lingering effects of the credit crisis, namely credit contraction and slower economic activity remained as the period came to a close.

Contributors to Performance

Against the backdrop of uncertainty and risk aversion, our U.S. Treasury overweight position versus the benchmark provided the strongest contribution. We believe our bias toward holding a large position in U.S. Treasuries and other high-quality securities protected shareholders from much of the spread widening that occurred in the credit and mortgage areas of the market. This defensive position, in the interest of preservation of capital, proved timely.

The next best contributor was our zero weighting in the asset-backed securities (ABS)/commercial mortgage-backed securities (CMBS) segment. CMBS experienced a dramatic drop in prices due to fear that the severe valuation declines seen in residential real estate would soon plague commercial real estate. ABS suffered, along with most structured products, from the significant re-pricing of risk during the period.

Individual credits also boosted performance. Our outperformance was due largely to an underweight in the financial sector that was negatively impacted by the financial crisis. Among individual contributors was the Fund’s underweight position in General Electric Capital Corp. (GECC), a AAA-rated corporate issuer that depends on low cost, short-term financing. Intensified turmoil in short-term funding markets put GECC’s AAA rating at risk causing yields on GECC’s notes and bonds to rise and their prices to fall. GECC has been a large issuer in the benchmark and very widely held by other investors. Also benefiting performance was exposure to pipeline companies like Kinder Morgan. We opened the Kinder Morgan position following its leveraged buyout and continue to believe in management and their commitment to paying down debt.

Detractors from Performance

Our overweight to credits and underweight in mortgage-backed pass-throughs detracted the most from relative performance. While we scaled back exposure to finance-related holdings, we emphasized credits based on our

Janus Bond and Money Market Funds  October 31, 2008  5

Janus Flexible Bond Fund (unaudited)

fundamental analysis of relative risks and opportunities across the fixed-income spectrum. This exposure proved detrimental during the market correction, but we feel the long-term, risk-reward profile of the credit sector is compelling relative to other spread-based instruments.

Our relative underweight position in mortgage-backed securities (MBS) benefited us as spreads were widening early in the period. MBS spreads reached levels never seen before based on concerns around the housing market and the stability of Fannie Mae and Freddie Mac. This underweight proved detrimental toward the end of the period, as the Fed attempted to engineer market stability. While volatility persisted among MBS, their total returns benefited from the generally higher yields compared to U.S. Treasuries. Given the recent Fed-engineered attempt at stability in the markets, we will continue to look for opportunities to reduce our underweight, but remain committed to emphasizing the highest quality segments of the market.

Outlook

We believe encouraging signs were emerging late in the period. We think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Additionally, valuations across many markets reached attractive levels. More specifically, our research found many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. Lastly, we believe there is significant cash sitting on the sidelines in money market funds and bank deposits.

While we can’t predict how long it will take for the financial markets to emerge from this crisis, we were seeing signs that the funding and credit markets were functioning again. LIBOR rates and swap spreads have been declining since the global intervention, suggesting some stability in the inter-bank lending market. Given this, we believe the seeds are being sown for a longer-term recovery.

Thank you for entrusting your assets to us and your investment in Janus Flexible Bond Fund.

Janus Flexible Bond Fund At A Glance

Fund Profile
October 31, 2008

Weighted Average Maturity	6.4 Years
Average Effective Duration*	4.4 Years
30-day Current Yield**	4.68%
Weighted Average Fixed Income Credit Rating	AA
Number of Bonds/Notes	224

*	A Theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
October 31, 2008

AAA	66.8%
AA	5.7%
A	6.2%
BBB	11.9%
BB	4.4%
B	2.6%
Other	2.4%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of October 31, 2008

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 0.1% of total net assets.

6  Janus Bond and Money Market Funds  October 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008					Expense Ratios – for the fiscal year ended October 31, 2007
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Flexible Bond Fund	0.50%	3.21%	4.58%	7.06%	0.80%	0.80%

Barclays Capital U.S. Aggregate Bond Index	0.30%	3.48%	5.00%	7.13%**

Lipper Quartile	1st	1st	1st	1st

Lipper Ranking – based on total return for Intermediate Investment Grade Debt Funds	60/568	43/397	30/199	2/20

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of October 31, 2008, the limit will continue in effect until at least March 1, 2009. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

See important disclosures on the next page.

Janus Bond and Money Market Funds  October 31, 2008  7

Janus Flexible Bond Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Funds may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/ high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

July 9, 1987 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged not available for direct investment; therefore performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 7, 1987

**	The Barclays Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$959.50	$3.94

Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.06

†	Expenses are equal to the annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8  Janus Bond and Money Market Funds  October 31, 2008

Janus Flexible Bond Fund

Schedule of Investments

As of October 31, 2008

Principal Amount		Value

Corporate Bonds – 32.2%
Agricultural Operations – 0.2%
1,296,000	Bunge Limited Finance Corp., 4.3750% due 12/15/08	$1,291,845
Beverages – Non-Alcoholic – 1.0%
2,125,000	PepsiCo, Inc., 7.9000%, due 11/1/18	2,241,901
2,498,000	Dr. Pepper Snapple Group, 6.1200% due 5/1/13 (144A)	2,344,251
1,691,000	Dr. Pepper Snapple Group, 6.8200% due 5/1/18 (144A)	1,480,516
1,993,000	Dr. Pepper Snapple Group, 7.4500% due 5/1/38 (144A)	1,613,672
		7,680,340
Cable Television – 2.0%
1,946,000	Comcast Corp., 6.3000%, due 11/15/17	1,681,698
2,861,000	Comcast Corp., 5.7000%, due 5/15/18	2,363,973
3,367,000	Cox Communications, Inc., 4.6300% due 1/15/10	3,227,475
2,865,000	Cox Communications, Inc., 6.2500% due 6/1/18 (144A)	2,337,611
736,000	Cox Communications, Inc., 6.9500% due 6/1/38 (144A)	553,342
1,851,000	Time Warner Cable, Inc., 6.7500% due 7/1/18	1,587,551
4,092,000	Time Warner Cable, Inc., 7.3000% due 7/1/38	3,423,707
		15,175,357
Cellular Telecommunications – 0.5%
3,768,000	Rogers Communications, 6.3800% due 3/1/14	3,364,617
Chemicals – Diversified – 0.2%
1,914,000	E.I. DU Pont De Nemours, 5.0000% due 7/15/13	1,827,535
Coal – 0.2%
2,046,000	Arch Western Finance, 6.7500% due 7/1/13	1,718,640
Commercial Banks – 1.0%
7,858,000	Credit Suisse New York, 5.0000% due 5/15/13	7,086,745
Commercial Services – 0.6%
2,048,000	Aramark Services, Inc., 8.5000% due 2/1/15	1,751,040
2,826,000	Iron Mountain, Inc., 8.6300%, due 4/1/13	2,578,725
		4,329,765
Computer Services – 0.2%
744,000	SunGard Data Systems, Inc., 9.1300% due 8/15/13	617,520
744,000	SunGard Data Systems, Inc., 10.2500% due 8/15/15	520,800
		1,138,320
Consumer Products – Miscellaneous – 0.4%
650,000	Kimberly-Clark Corp., 7.5000% due 11/1/18	660,031
922,000	Clorox Co., 5.0000%, due 3/1/13	845,454
1,629,000	Clorox Co., 5.9500%, due 10/15/17	1,450,905
		2,956,390
Cosmetics and Toiletries – 0.2%
1,475,000	Estee Lauder Companies, Inc. 7.7500%, due 11/1/13	1,498,050
Data Processing and Management – 0.4%
1,843,000	Fiserv, Inc., 6.1300%, due 11/20/12	1,622,931
1,839,000	Fiserv, Inc., 6.8000%, due 11/20/17	1,405,108
		3,028,039
Diversified Operations – 2.3%
7,066,000	3M Co., 4.3800%, due 8/15/13	6,962,886
1,367,000	Dover Corp., 5.4500%, due 3/15/18	1,242,373
680,000	Dover Corp., 6.6000%, due 3/15/38	618,112
1,696,000	Eaton Corp., 4.9000%, due 5/15/13	1,574,042
2,406,000	Kansas City Southern, 7.5000% due 6/15/09	2,309,760
1,272,000	SPX Corp., 7.6300% due 12/15/14 (144A)	1,068,480
2,350,000	Textron, Inc., 6.3800%, due 11/15/08	2,351,598
		16,127,251
Electric – Generation – 0.7%
2,048,000	Allegheny Energy Supply, 8.2500% due 4/15/12 (144A)	1,873,920
4,405,000	Edison Mission Energy, 7.0000% due 5/15/17	3,485,456
		5,359,376
Electric – Integrated – 5.4%
955,000	Centerpoint Energy, Inc., 6.5000% due 5/1/18	722,671
3,999,000	CMS Energy Corp., 6.3000%, due 2/1/12	3,570,180
685,000	Consumers Energy Co., 5.6500% due 9/15/18	541,417
970,000	Duke Energy Carolinas, 5.1000% due 4/15/18	845,180
1,365,000	Duke Energy Carolinas, 6.0500% due 4/15/38	1,151,324
2,125,000	MidAmerican Energy Holdings, 5.9500% due 5/15/37	1,519,675
2,150,000	MidAmerican Energy Holdings, 6.5000% due 9/15/37	1,660,419
3,550,000	Monongahela Power Co., 6.7000% due 6/15/14	3,234,707
2,503,000	Oncor Electric Delivery, 5.9500% due 9/1/13 (144A)	2,294,297
2,651,000	Oncor Electric Delivery, 6.8000% due 9/1/18 (144A)	2,239,822
1,073,000	Oncor Electric Delivery, 7.5000% due 9/1/38 (144A)	839,060
1,652,000	Pacific Gas and Electric Co., 4.8000% due 3/1/14	1,463,475
4,250,000	Pacific Gas and Electric Co., 8.2500% due 10/15/18	4,326,548
1,259,000	Pacificorp, 6.2500%, due 10/15/37	1,025,458
568,000	Public Service Colorado, 5.8000% due 8/1/18	517,278
3,902,000	Southern California Edison Co., 7.6300% due 1/15/10	3,933,178
4,094,000	Tampa Electric, 6.1000%, due 5/15/18	3,292,509
3,484,000	Virginia Electric & Power Co., 5.1000% due 11/30/12	3,176,039

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  October 31, 2008  9

Janus Flexible Bond Fund

Schedule of Investments

As of October 31, 2008

Principal Amount		Value

Electric – Integrated – (continued)
3,448,000	West Penn Power Co., 5.9500% due 12/15/17 (144A)	$2,787,722
		39,140,959
Electronic Components – Semiconductors – 0.5%
3,600,000	National Semiconductor Corp., 3.0700% due 6/15/10‡,ß	3,469,932
Enterprise Software/Services – 0.5%
3,886,000	BMC Software, Inc., 7.2500%, due 6/1/18	3,348,162
Fiduciary Banks – 0.3%
1,985,000	Bank of America Corp., 4.5000% due 4/1/13	1,862,408
Finance – Consumer Loans – 0.2%
1,488,000	John Deere Capital Corp., 4.8800% due 10/15/10	1,473,443
Finance – Investment Bankers/Brokers – 1.4%
3,921,000	Citigroup, Inc., 6.1300%, due 11/21/17	3,371,044
7,888,000	J.P. Morgan Chase & Co, 6.0000% due 1/15/18	7,076,183
		10,447,227
Food – Miscellaneous/Diversified – 0.8%
2,157,000	General Mills, Inc., 5.2500%, due 8/15/13	2,041,566
1,436,000	General Mills, Inc., 5.2000%, due 3/17/15	1,243,274
1,014,000	Kellogg Co., 4.2500%, due 3/6/13	937,202
2,125,000	Kraft Foods, Inc. 6.1300%, due 2/1/18	1,820,685
		6,042,727
Food – Retail – 1.0%
893,000	Kroger Co., 6.1500%, due 1/15/20	733,119
955,000	Stater Brothers Holdings, Inc., 8.1300% due 6/15/12	849,950
1,553,000	Stater Brothers Holdings, Inc., 7.7500% due 4/15/15	1,273,460
5,814,000	Supervalu, Inc., 7.5000%, due 11/15/14	4,767,480
		7,624,009
Gas – Distribution – 0.1%
1,025,000	Southern Star Central Corp., 6.0000% due 6/1/16 (144A)	891,750
Independent Power Producer – 0.7%
3,431,000	NRG Energy, Inc., 7.3800%, due 2/1/16	2,959,238
2,583,000	Reliant Energy, Inc., 7.6300%, due 6/15/14	1,988,910
530,000	Reliant Energy, Inc., 7.8800%, due 6/15/17	405,450
		5,353,598
Medical – Hospitals – 0.4%
2,052,000	HCA, Inc., 6.5000%, due 2/15/16	1,205,550
2,392,000	HCA, Inc., 9.2500%, due 11/15/16	2,033,200
		3,238,750
Medical Products – 0.9%
1,500,000	Covidien, Ltd., 6.5500%, due 10/15/37	1,185,780
2,049,000	Covidien International, 5.4500% due 10/15/12	1,977,303
4,192,000	Covidien International, 6.0000% due 10/15/17	3,655,336
		6,818,419
Metal – Diversified – 0.2%
1,751,000	Freeport-McMoRan Copper & Gold, Inc. 8.3800%, due 4/1/17	1,374,535
Multimedia – 0.2%
817,000	Viacom, Inc., 6.2500%, due 4/30/16	658,809
820,000	Viacom, Inc., 6.1300%, due 10/5/17	635,964
		1,294,773
Non-Hazardous Waste Disposal – 0.6%
2,528,000	Allied Waste Industries, Inc., 6.5000% due 11/15/10	2,363,680
2,177,000	Waste Management, Inc., 7.3800% due 8/1/10	2,079,237
		4,442,917
Office Automation and Equipment – 0.4%
742,000	Xerox Corp., 3.6300%, due 12/18/09‡	676,906
1,362,000	Xerox Corp., 5.6500%, due 5/15/13	1,074,971
1,953,000	Xerox Corp., 6.3500%, due 5/15/18	1,431,158
		3,183,035
Oil Companies – Exploration and Production – 0.3%
260,000	Forest Oil Corp., 8.0000%, due 12/15/11	231,400
1,869,000	Kerr-McGee Corp., 6.8800%, due 9/15/11	1,870,906
		2,102,306
Pipelines – 1.6%
3,162,000	El Paso Corp., 7.0000% due 6/15/17	2,413,251
8,190,000	Kinder Morgan Finance Co., 5.7000% due 1/5/16	6,347,250
656,000	Kinder Morgan Energy Partners N.T. 5.9500%, due 2/15/18	513,347
2,152,000	Kinder Morgan Energy Partners N.T. 6.9500%, due 1/15/38	1,578,290
1,009,000	Plains All American Pipeline, 6.5000% due 5/1/18 (144A)	746,597
		11,598,735
Reinsurance – 0.6%
3,745,000	Berkshire Hathaway, Inc., 5.0000% due 8/15/13 (144A)	3,566,191
1,275,000	Berkshire Hathaway, Inc., 4.6300% due 10/15/13	1,220,698
		4,786,889
Retail – Discount – 0.3%
1,365,000	Wal-Mart Stores, Inc., 4.2500% due 4/15/13	1,326,539
1,365,000	Wal-Mart Stores, Inc., 6.2000% due 4/15/38	1,178,306
		2,504,845
Special Purpose Entity – 0.4%
1,742,000	Petroplus Finance, Ltd., 6.7500% 5/1/14 (144A)	1,167,140
1,285,000	Petroplus Finance, Ltd., 7.0000% 5/1/17 (144A)	841,675
1,390,000	Source Gas LLC 5.9000%, due 4/1/17 (144A)§	1,036,893
		3,045,708
Steel – Producers – 0.4%
4,093,000	Steel Dynamics, Inc., 7.7500% due 4/15/16 (144A)	2,711,613

See Notes to Schedules of Investments and Financial Statements.

10  Janus Bond and Money Market Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Principal Amount		Value

Super-Regional Banks – 1.5%
3,893,000	Bank of America Corp., 4.9000% due 5/1/13	$3,601,044
2,575,000	Bank of America Corp., 8.0000% due 1/30/18‡	1,927,928
4,887,000	Wells Fargo Co., 5.6300%, due 12/11/17	4,311,268
1,550,000	Wells Fargo Co., 9.7500%, due 9/26/13‡	1,503,500
		11,343,740
Telephone – Integrated – 1.4%
5,583,000	AT&T, Inc., 4.9500%, due 1/15/13	5,169,126
1,430,000	AT&T, Inc., 5.5000%, due 2/1/18	1,215,000
1,951,000	AT&T, Inc., 5.6000%, due 5/15/18	1,664,580
2,566,000	BellSouth Corp., 4.7500%, due 11/15/12	2,356,357
1,725,000	Verizon Communications, Inc., 8.9500% due 3/1/39	1,746,356
		12,151,419
Telephone – Local – 0.4%
3,175,000	Verizon Communications, Inc., 8.7500% due 11/1/18	3,241,993
Transportation – Railroad – 1.0%
1,900,000	CSX Corp., 8.3800%, due 10/15/14	1,907,125
1,637,000	Burlington North Santa Fe, 5.7500% due 3/15/18	1,433,578
614,000	Kansas City Southern Mexico, 7.3800% due 6/1/14	480,455
3,975,000	Union Pacific Corp., 5.7000% due 8/15/18	3,343,277
		7,164,435
Transportation – Services – 0.1%
1,104,000	Fedex Corp., 5.5000%, due 8/15/09	1,082,188
Wireless Equipment – 0.5%
3,720,000	Rogers Communications, Inc., 6.8000% due 8/15/18	3,255,122
925,000	Rogers Communications, Inc., 7.5000% due 8/15/38	777,167
		4,032,289

Total Corporate Bonds (cost $269,848,828)		238,355,074

Mortgage Backed Securities – 45.0%
U.S. Government Agency Notes – 42.9%
	Fannie Mae:
7,692,000	2.8800%, due 10/12/10	7,664,878
3,821,000	3.6300%, due 8/15/11	3,859,244
7,490,000	3.8800%, due 7/12/13	7,400,884
3,783,000	5.3800%, due 6/12/17	3,824,034
494,511	6.5000%, due 11/1/17	506,922
1,441,396	5.0000%, due 11/1/18	1,420,769
2,101,327	4.5000%, due 5/1/19	2,011,500
398,368	5.5000%, due 8/1/19	398,711
140,660	5.5000%, due 9/1/19	140,967
932,755	5.5000%, due 9/1/19	933,560
363,738	4.5000%, due 4/1/20	347,166
1,380,144	6.0000%, due 10/1/21	1,391,254
2,720,000	5.0000%, due 2/1/23	2,660,676
1,814,602	5.0000%, due 4/1/23	1,775,875
4,354,018	4.5000%, due 6/1/23	4,146,123
3,825,000	4.5000%, due 7/1/23Ç	3,639,725
7,513,107	5.0000%, due 9/1/23	7,349,242
2,725,000	6.0000%, due 11/1/23	2,746,715
2,028,018	5.5000%, due 9/1/24	1,997,356
486,138	7.0000%, due 11/1/28	506,145
3,775,000	6.6250%, due 11/15/30	4,266,407
655,814	6.5000%, due 2/1/31	664,620
1,196,799	7.0000%, due 2/1/32	1,246,055
4,128,403	6.0000%, due 10/1/32	4,142,379
3,611,464	5.5000%, due 2/1/33	3,539,047
982,084	6.5000%, due 3/1/33	1,002,094
2,582,421	5.5000%, due 11/1/33	2,529,024
3,015,066	5.0000%, due 4/1/34	2,860,983
4,577,821	6.0000%, due 7/1/34	4,598,475
388,803	6.5000%, due 9/1/34	395,353
648,444	5.5000%, due 11/1/34	634,631
4,314,292	5.5000%, due 11/1/34	4,222,388
1,265,236	6.5000%, due 1/1/36	1,283,305
3,062,355	6.0000%, due 3/1/36	3,062,674
16,842,548	6.0000%, due 7/1/36	16,844,302
680,409	6.0000%, due 8/1/36	680,480
1,137,399	6.0000%, due 1/1/37	1,137,517
3,706,854	5.5000%, due 6/1/37	3,623,628
3,825,000	6.0000%, due 9/1/37Ç	3,822,609
5,323,436	6.0000%, due 12/1/37	5,323,691
15,069,658	5.5000%, due 1/1/38	14,731,312
9,022,759	6.5000%, due 1/1/38	9,150,206
4,550,659	5.5000%, due 3/1/38	4,448,032
3,743,744	6.0000%, due 3/1/38	3,743,923
2,734,428	5.0000%, due 5/1/38	2,591,270
3,801,686	5.0000%, due 5/1/38	3,602,652
7,666,086	5.5000%, due 5/1/38	7,493,200
7,555,458	5.0000%, due 6/1/38	7,159,898
2,741,325	5.5000%, due 6/1/38	2,679,503
3,851,033	5.5000%, due 6/1/38	3,764,184
3,870,093	5.5000%, due 6/1/38	3,782,814
3,866,684	5.5000%, due 7/1/38	3,779,482
	Freddie Mac:
7,692,000	3.1300%, due 10/25/10	7,709,339
3,821,000	3.8800%, due 6/29/11	3,889,128
7,448,000	3.7500%, due 6/28/13	7,304,470
702,722	5.5000%, due 1/1/16	705,304
1,243,695	5.5000%, due 1/1/18	1,246,998
3,741,000	4.8800%, due 6/13/18	3,659,098
907,594	5.5000%, due 2/1/21	904,406
864,905	5.0000%, due 4/1/21	845,365
2,270,000	5.5000%, due 10/1/21	2,262,026
3,734,635	4.5000%, due 4/1/23	3,548,144
2,270,000	6.0000%, due 8/1/23	2,285,345
1,291,380	6.0000%, due 11/1/33	1,293,075
2,060,106	6.0000%, due 2/1/34	2,063,970
664,214	6.5000%, due 7/1/34	679,490
591,335	5.5000%, due 12/1/34	577,747
2,175,168	5.5000%, due 12/1/34	2,125,185
6,287,745	5.0000%, due 10/1/35	5,956,590
5,930,114	5.0000%, due 11/1/35	5,617,794
1,800,220	5.5000%, due 2/1/38	1,756,603
13,575,000	6.0000%, due 2/1/38	13,558,880
3,271,944	5.0000%, due 4/1/38	3,097,577
878,112	4.5000%, due 5/1/38	796,813
2,966,722	4.5000%, due 5/1/38	2,692,053
3,843,081	5.0000%, due 5/1/38	3,638,277
19,000,000	5.5000%, due 5/1/38	18,539,646
3,712,038	5.0000%, due 6/1/38	3,514,217

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  October 31, 2008  11

Janus Flexible Bond Fund

Schedule of Investments

As of October 31, 2008

Principal Amount		Value

U.S. Government Agency – (continued)
2,647,372	5.5000%, due 6/1/38	$2,583,229
13,575,000	5.0000%, due 8/1/38	12,851,566
1,070,619	5.5000%, due 9/1/38	1,044,679
2,715,000	6.5000%, due 9/1/38	2,753,349
4,550,000	6.5000%, due 9/1/38	4,614,269
	Ginnie Mae:
2,016,999	6.0000%, due 10/20/34	2,017,514
919,843	6.5000%, due 2/20/35	927,766
3,618,629	5.5000%, due 3/20/35	3,553,126
		318,140,922
U.S. Government Agency Variable Notes – 2.1%
	Fannie Mae:
4,311,841	5.0300%, due 1/1/33‡	4,306,564
2,053,703	4.5800%, due 4/1/33‡	2,038,707
1,495,263	4.5700%, due 12/1/34‡	1,506,360
3,737,910	5.5400%, due 11/1/36‡	3,736,567
	Freddie Mac:
2,684,632	3.7400%, due 7/1/34‡	2,663,008
1,191,285	5.6600%, due 3/1/37‡	1,191,438
		15,442,644

Total Mortgage Backed Securities (cost $339,349,382)		333,583,566

U.S. Treasury Notes/Bonds – 19.2%
6,726,000	4.6300%, due 7/31/09	6,886,267
14,461,000	3.2500%, due 12/31/09	14,750,220
31,150,000	4.5000%, due 5/15/10**	32,632,054
2,756,000	2.6300%, due 5/31/10	2,805,953
5,605,000	2.3800%, due 8/31/10	5,692,578
14,300,000	2.0000%, due 9/30/10	14,432,947
2,040,000	5.1300%, due 6/30/11	2,221,050
21,007,000	4.6300%, due 2/29/12	22,810,640
3,470,000	4.7500%, due 5/31/12	3,791,516
747,000	3.1300%, due 8/31/13	760,131
24,433,000	3.1300%, due 9/30/13	24,830,036
2,008,000	4.0000%, due 8/15/18	2,010,667
72,000	7.2500%, due 8/15/22	88,920
2,399,000	5.0000%, due 5/15/37	2,642,273
25,000	4.3800%, due 2/15/38	25,074
5,879,000	4.5000%, due 5/15/38	6,008,979

Total U.S. Treasury Notes/Bonds (cost $138,406,948)		142,389,305

Money Market – 4.8%
35,201,000	Janus Institutional Money Market Fund – Institutional Shares 1.09% (cost $35,201,000)	35,201,000

Total Investments (total cost $782,806,158) – 101.2%		749,528,945

Liabilities, net of Cash, Receivables and Other Assets – (1.2)%		(8,986,020)

Net Assets – 100%		$740,542,925

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$2,008,815	0.3%
Canada	13,744,156	1.8%
Luxembourg	6,818,420	0.9%
Mexico	480,455	0.1%
Switzerland	7,086,745	0.9%
United States††	719,390,354	96.0%

Total	$749,528,945	100.0%

††	Includes Short-Term Securities (91.3% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

12  Janus Bond and Money Market Funds  October 31, 2008

Janus High-Yield Fund (unaudited)	Ticker: JAHYX

Fund Snapshot
This bond fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith
co-portfolio manager

Darrell Watters
co-portfolio manager

Performance Overview

For the 12-month period ended October 31, 2008, Janus High-Yield Fund returned -20.74%, compared to a -25.81% return of its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index.

Economic Update

Turmoil in the credit markets, recession fears and on-again, off-again concerns that inflation may be accelerating characterized financial markets during the 12-month period ending October 31, 2008. Interest rates trended lower, particularly at the short-end of the curve as the U.S. Federal Reserve (Fed) embarked on an aggressive easing campaign during the first half of the time period, then paused as it appeared inflation had become a more significant threat. However, a decline in commodity prices starting in July and continuing into the fall eased those concerns. Credit worries, instead, re-emerged as the primary concern in September prompting government intervention, including another rate cut by the Fed, in an attempt to help stabilize the markets. During the period, banks severely limited their lending to each other and corporations had difficulty securing short-term financing, as liquidity became all-important in a crisis of confidence environment that pervaded all markets. Volatility reached historic levels.

Investors sought stability by buying three-month T-bills, which pushed bond equivalent yields 354 basis points (bps) lower to 0.38%. Intermediate government bonds had the best return followed by short-term government bonds. The two-year Treasury yield fell 238 bps, while the yield on the 10-year Treasury declined 51 bps, resulting in a steepening of the yield curve. Due largely to a lack of liquidity (i.e. fewer investors willing to lend), high-yield spreads spiked to their highest levels late in the period, widening 1,058 bps to 1,479 bps over comparable Treasuries and surpassing the levels recorded in the last recession of 2002, to easily make it the worst-performing sector. Investment grade corporate bonds also performed poorly with yields approximating the average historic level for high-yield bonds – approximately 5% over Treasuries – and levels not seen for investment grade debt since the late 1930s. During the period, the spreads on intermediate investment grade corporate bonds increased 399 bps. Credit spreads in general finished off their highest levels, but concerns over the lingering effects of the credit crisis, namely credit contraction and slower economic activity remained as the period came to a close.

Contributors to Performance

Favorable security selection and sector positioning particularly late in the period when the credit crisis reached its nadir drove our outperformance. While our move to higher quality credits weighed on performance during the first half of the period, it paid off significantly in the second half as the market rewarded companies with free cash flow generation, asset-heavy balance sheets and historically recession-resistant businesses that we have favored.

Our largest contributors to performance included favorable security selection and an underweight in the troubled automotive sector. The sector was hit especially hard as consumer demand decreased significantly and automotive financing was unavailable. Our underweight to Ford relative to its weighting in the benchmark was particularly beneficial during the period.

Meanwhile our overweight in the non-cyclical food/beverage sector paid off thanks largely to our position in Dole Foods. This high conviction name was able to hold up despite the difficulties in the credit market. Dole continued to perform based on the pricing power of bananas, the company’s vast Hawaiian land portfolio and the fundamental truth that even in a recession people need to eat. We also benefited from underweights in gaming and media, two sectors that have been hit hard by the downturn in the economy.

Detractors from Performance

Among top detractors were our underweights in the utilities and health care sectors as well as security selection within health care and wireline communication companies. Within health care, hospital operator Tenet Healthcare was among our largest individual detractors. Tenet reported difficulty in collecting from patients who can’t pay their bills, which raised concerns over the company’s solvency. Our non-benchmark weighting in Williams Co., which produces and transports natural gas, was the top individual detractor. The company was impacted by falling energy prices late in the

Janus Bond and Money Market Funds  October 31, 2008  13

Janus High-Yield Fund (unaudited)

period. Also impacted by declining prices for commodities was Freeport-McMoRan Copper & Gold Inc.

Outlook

The credit markets showed improvement in some areas over the last few weeks of the period. LIBOR rates declined late in the period, resulting in an improvement in the spread between LIBOR and equivalent U.S. Treasury bills, or the TED spread. We saw a decline in money market rates, including rates on certificate deposits and commercial paper, as well as an increase in the issuance of commercial paper, which suggested that the money markets were starting to function again. There was also an increased issuance of investment grade corporate bonds as the spread, or the difference between the yields on these bonds and equivalent Treasuries, tightened. Finally, secondary trading activity in the credit markets increased, which suggested renewed interest and increased confidence in these markets.

Overall, the coordinated government attempts to unfreeze the credit markets and get the engines of the economy going again have had mixed results through the end of October. While credit conditions have improved somewhat, investor confidence is still quite low. We think governments worldwide must continue their efforts to restore confidence in the markets. One potential method would be for central banks to again lower interest rates in an effort to make short-term rates unattractive and spur investment in longer-term vehicles. Another approach may be to initiate further stimulus packages. There is talk in Congress of a second stimulus package in the U.S. The amount, form, timing and likely impact of a U.S. package are still in question. In our view, however, a package would go a long way toward restoring confidence. Ultimately, governments around the world will need to allow some time for the various programs put in place to be implemented and to start working.

Looking back 100 years, both investment grade and high yield spreads were trading at their widest historical levels relative to U.S. Treasuries at the end of the period. As a result, we think there are some tremendous opportunities within the corporate credit markets. Our fixed income team continues to leverage our strong fundamental research process to identify companies with solid asset bases, that can generate strong free cash flows, and that have businesses that can weather the current economic environment.

Thank you for entrusting your assets to us and for your investment in Janus High-Yield Fund.

14  Janus Bond and Money Market Funds  October 31, 2008

(unaudited)

Janus High-Yield Fund At A Glance

Fund Profile
October 31, 2008

Weighted Average Maturity	7.2 Years
Average Effective Duration*	4.1 Years
30-day Current Yield**	7.69%
Weighted Average Fixed Income Credit Rating	B
Number of Bonds/Notes	174

*	A Theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
October 31, 2008

AAA	0.0%
AA	0.8%
A	0.3%
BBB	8.4%
BB	24.9%
B	43.1%
CCC	9.1%
Other	13.4%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of October 31, 2008

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Emerging markets comprised 0.8% of total net assets.

Janus Bond and Money Market Funds  October 31, 2008  15

Janus High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008					Expense Ratios – for the fiscal year ended October 31, 2007
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus High-Yield Fund	–20.74%	1.00%	3.73%	5.50%	0.88%	0.88%

Barclays Capital U.S. Corporate High-Yield Bond Index	–25.81%	0.42%	2.84%	3.85%

Lipper Quartile	1st	1st	1st	1st

Lipper Ranking – based on total return for High Current Yield Funds	82/462	71/336	20/180	6/97

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until. As of October 31, 2008, the limit will continue in effect at least March 1, 2009. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

See important disclosures on the next page.

16  Janus Bond and Money Market Funds  October 31, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Funds may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/ high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Due to certain investment strategies, the fund may have an increased position in cash.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

December 31, 1995 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective July 1, 2008, Darrel Watters became the co-portfolio manager of the Fund.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 29, 1995

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$805.90	$4.18

Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.67

†	Expenses are equal to the annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Bond and Money Market Funds  October 31, 2008  17

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Bank Loans – 0.8%
Automotive – Cars and Light Trucks – 0.6%
$3,750,000	Ford Motor Co., 5.4600%, due 12/16/13‡	$2,047,500
Medical – Outpatient and Home Medical Care – 0.2%
59,158	National Mentor Holdings, Inc., 3.7763%, due 7/1/13‡,ß	46,143
962,646	National Mentor Holdings, Inc., 5.7700%, due 7/1/13‡,ß	750,864
		797,007
Telecommunication Services – 0.1%
650,000	Fairpoint Communications, 6.5625%, due 3/9/15‡	451,750

Total Bank Loans (cost $3,664,420)		3,296,257

Corporate Bonds – 86.1%
Aerospace and Defense – Equipment – 0.5%
1,850,000	DRS Technologies, Inc., 6.8750%, due 11/1/13	1,831,500
Agricultural Chemicals – 0.5%
2,065,000	Mosaic Co., 7.6250%, due 12/1/16 (144A)	1,803,305
Apparel Manufacturers – 1.2%
2,662,000	Hanesbrands, Inc., 6.5081%, due 12/15/14‡,ß	1,806,833
1,766,000	Levi Strauss & Co., 9.7500%, due 1/15/15	1,236,200
2,437,000	Levi Strauss & Co., 8.8750%, due 4/1/16	1,596,235
		4,639,268
Automotive – Cars and Light Trucks – 1.7%
10,550,000	Ford Motor Co., 7.4500%, due 7/16/31	3,323,250
10,189,000	General Motors Corp., 8.3750%, due 7/15/33	3,311,425
		6,634,675
Automotive – Truck Parts and Equipment – Original – 0.4%
1,625,000	Arvinmeritor, Inc., 8.1250%, due 9/15/15	845,000
1,100,000	TRW Automotive, Inc., 7.2500%, due 3/15/17 (144A)	632,500
		1,477,500
Beverages – Non-Alcoholic – 1.0%
1,750,000	Dr. Pepper Snapple Group, 6.1200%, due 5/1/13 (144A)	1,642,289
1,075,000	Dr. Pepper Snapple Group, 6.8200%, due 5/1/18 (144A)	941,192
1,325,000	Dr. Pepper Snapple Group, 7.4500%, due 5/1/38 (144A)	1,072,813
		3,656,294
Broadcast Services and Programming – 0.2%
1,725,000	Clear Channel Communications, 10.7500%, due 8/1/16 (144A)	672,750
Building – Residential and Commercial – 1.1%
1,300,000	K Hovnanian Enterprises, 11.5000%, due 5/1/13 (144A)	1,053,000
1,625,000	Lennar Corp., 7.6250%, due 3/1/09	1,486,875
3,394,000	Meritage Homes Corp., 6.2500%, due 3/15/15	1,739,425
		4,279,300
Building Products – Cement and Aggregate – 0.4%
$1,750,000	Texas Industries, Inc., 7.2500%, due 7/15/13 (144A)	1,373,750
Cable Television – 1.9%
1,647,000	Charter Communications Operating LLC, 8.0000%, due 4/30/12 (144A)	1,268,190
1,698,000	Comcast Cable Communications Holdings, 8.3750%, due 3/15/13	1,647,215
2,350,000	Kabel Deutschland, 10.6250%, due 7/1/14	1,974,000
2,883,000	Mediacom LLC/Mediacom Capital Corp., 9.5000%, due 1/15/13	2,270,362
		7,159,767
Casino Hotels – 1.0%
1,350,000	Boyd Gaming Corp., 7.1250%, due 2/1/16	837,000
1,694,000	Ceasars Entertainment, 7.88%, due 3/15/10	957,110
3,151,000	MGM Mirage, Inc., 8.5000%, due 9/15/10	2,182,068
		3,976,178
Cellular Telecommunications – 1.4%
3,394,000	Metro PCS Wireless, Inc., 9.2500%, due 11/1/14	2,825,505
2,648,000	Rogers Communications, 6.3750%, due 3/1/14	2,364,518
		5,190,023
Chemicals – Diversified – 0.3%
1,409,000	Innophos Holdings, Inc., 9.5000%, due 4/15/12 (144A)§	1,155,380
Chemicals – Specialty – 0.7%
2,203,000	Macdermid, Inc., 9.5000%, due 4/15/17 (144A)	1,167,590
1,812,000	Nalco Co., 7.7500%, due 11/15/11	1,648,920
		2,816,510
Coal – 0.3%
1,300,000	Arch Western Finance, 6.7500%, due 7/1/13	1,092,000
Commercial Banks – 0.6%
2,345,000	Credit Suisse New York, 5.0000%, due 5/15/13	2,114,841
Commercial Services – 2.4%
6,784,000	Aramark Corp., 8.5000%, due 2/1/15	5,800,320
2,500,000	Aramark Corp., 6.3700%, due 2/2/15‡,ß	1,787,500
1,000,000	Ticketmaster, 10.7500%, due 8/1/16 (144A)	840,000
1,679,000	U.S. Investigation Services, 10.5000%, due 11/1/15 (144A)	1,292,830
		9,720,650
Commercial Services – Finance – 0.6%
525,000	Cardtronics, Inc., 9.2500%, due 8/15/13	412,125
2,327,000	Cardtronics, Inc., 9.2500%, due 8/15/13	1,826,695
		2,238,820

See Notes to Schedules of Investments and Financial Statements.

18  Janus Bond and Money Market Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Computer Services – 1.0%
$1,443,000	SunGard Data Systems, Inc., 9.1250%, due 8/15/13	$1,197,690
700,000	SunGard Data Systems, Inc., 10.6250%, due 5/15/15 (144A)	591,500
2,659,000	SunGard Data Systems, Inc., 10.2500%, due 8/15/15	1,861,300
		3,650,490
Consumer Products – Miscellaneous – 2.1%
2,544,000	Amscan Holdings, Inc., 8.7500%, due 5/1/14	1,653,600
3,412,000	Jarden Corp., 7.5000%, due 5/1/17	2,541,940
5,710,000	Visant Holding Corp., 8.7500%, due 12/1/13	3,939,900
		8,135,440
Containers – Metal and Glass – 1.5%
750,000	Ball Corp., 6.6250%, due 3/15/18	615,000
1,358,000	Greif, Inc, 6.7500%, due 2/1/17	1,113,560
817,000	Owens-Brockway Glass Container, Inc., 8.2500%, due 5/15/13	763,895
2,715,000	Owens-Brockway Glass Container, Inc., 6.7500%, due 12/1/14	2,348,475
970,000	Owens-Illinois, Inc., 7.8000%, due 5/15/18	756,600
		5,597,530
Containers – Paper and Plastic – 0.9%
1,311,000	Graham Packaging Co., 8.5000%, due 10/15/12	957,030
2,711,000	Graham Packaging Co., 9.8750%, due 10/15/14	1,707,930
1,750,000	Smurfit Stone Container, 8.3750%, due 7/1/12	892,500
		3,557,460
Cosmetics and Toiletries – 0.8%
3,411,000	Chattem, Inc., 7.0000%, due 3/1/14	2,959,043
Data Processing and Management – 0.6%
3,615,000	First Data Corp., 9.8750%, due 9/24/15	2,313,600
Direct Marketing – 0.9%
2,158,000	Affinion Group, Inc., 11.5000%, due 10/15/15	1,294,800
2,615,000	Visant Corp., 7.6250%, due 10/1/12	2,065,850
		3,360,650
Distribution/Wholesale – 0.7%
1,925,000	Ace Hardware Corp., 9.1250%, due 6/1/16 (144A)§	1,443,750
2,048,000	Nebraska Book Company, Inc., 8.6250%, due 3/15/12	1,351,680
		2,795,430
Diversified Operations – 1.4%
2,520,000	Harland Clarke Holdings, 7.5500%, due 5/15/15‡,ß	1,096,200
2,142,000	Harland Clarke Holdings, 9.5000%, due 5/15/15	1,028,160
1,527,000	Kansas City Southern, 7.5000%, due 6/15/09	1,465,920
650,000	Kansas City Southern de Mexico, 8.0000%, due 6/1/15	534,625
$1,322,000	SPX Corp., 7.6250%, due 12/15/14 (144A)	1,110,480
		5,235,385
Electric – Generation – 1.8%
2,034,000	AES Corp., 8.0000%, due 10/15/17	1,566,180
3,308,000	Edison Mission Energy, 7.0000%, due 5/15/17	2,617,455
3,457,000	Edison Mission Energy, 7.2000%, due 5/15/19	2,592,750
		6,776,385
Electric – Integrated – 3.6%
2,288,000	CMS Energy Corp., 5.7000%, due 1/15/13‡,ß	1,979,120
6,980,000	Energy Future Holdings, 10.8750%, due 11/1/17 (144A)	5,374,599
774,000	Nevada Power Co., 5.8750%, due 1/15/15	669,754
6,294,000	Texas Competitive Electric Holdings, 10.2500%, due 11/1/15 (144A)	4,799,175
958,000	TXU Energy Co. LLC, 10.2500%, due 11/1/15 (144A)	730,475
		13,553,123
Electronic Components – Miscellaneous – 0.5%
1,125,000	Flextronics International, Ltd., 1.0000%, due 8/1/10	911,250
1,350,000	Sanmina-SCI, Corp., 8.1250%, due 3/1/16	850,500
		1,761,750
Electronic Components – Semiconductors – 1.2%
3,864,000	Freescale Semiconductor, 8.8750%, due 12/15/14	1,719,480
3,000,000	National Semiconductor Corp., 3.0688%, due 6/15/10‡,ß	2,891,610
		4,611,090
Electronics – Military – 0.6%
2,890,000	L-3 Communications Corp., 6.3750%, due 10/15/15	2,398,700
Food – Meat Products – 0.9%
3,226,000	National Beef Packing Company LLC, 10.5000%, due 8/1/11	2,742,100
1,025,000	Tyson Foods, Inc., 3.2500%, due 10/15/13	790,531
		3,532,631
Food – Miscellaneous/Diversified – 3.0%
975,000	Chiquita Brands, International, 7.5000%, due 11/1/14	692,250
5,770,000	Del Monte Corp., 6.7500%, due 2/15/15	4,760,250
5,110,000	Dole Food Company, Inc., 8.6250%, due 5/1/09	4,599,000
2,268,000	Dole Food Company, Inc., 8.7500%, due 7/15/13	1,564,920
		11,616,420
Food – Retail – 1.8%
4,628,000	Stater Brothers Holdings, Inc., 7.7500%, due 4/15/15	3,794,960
3,564,000	Supervalu, Inc., 7.5000%, due 11/15/14	2,922,480
		6,717,440

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  October 31, 2008  19

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Gambling – Non-Hotel – 0.9%
$3,400,000	Pinnacle Entertainment, Inc., 8.2500%, due 3/15/12	$2,354,500
508,000	Pinnacle Entertainment, Inc., 8.7500%, due 10/1/13	383,540
647,000	Pokagon Gaming Authority, 10.3750%, due 6/15/14 (144A)	588,770
		3,326,810
Independent Power Producer – 3.4%
1,700,000	AES China Generating Company, Ltd., 8.2500%, due 6/26/10	1,536,095
7,722,000	NRG Energy, Inc., 7.3750%, due 2/1/16	6,660,224
3,876,000	Reliant Energy, Inc., 7.6250%, due 6/15/14	2,984,520
2,471,000	Reliant Energy, Inc., 7.8750%, due 6/15/17	1,890,315
		13,071,154
Industrial Gases – 0.2%
975,000	Airgas, Inc., 7.1250%, due 10/1/18 (144A)	804,375
Machine Tools and Related Products – 0.3%
1,350,000	Thermadyne Holdings Corp., 9.5000%, due 2/1/14‡	1,053,000
Medical – Hospitals – 3.0%
10,768,000	HCA, Inc., 9.2500%, due 11/15/16	9,152,800
2,716,000	Tenet Healthcare Corp., 9.2500%, due 2/1/15	2,240,700
		11,393,500
Medical – Outpatient and Home Medical Care – 0.2%
702,000	National Mentor Holdings, Inc., 11.2500%, due 7/1/14	645,840
Metal – Diversified – 1.3%
3,053,000	Freeport-McMoRan Copper & Gold, Inc., 8.2500%, due 4/1/15	2,442,400
3,128,000	Freeport-McMoRan Copper & Gold, Inc., 8.3750%, due 4/1/17	2,455,480
		4,897,880
Multimedia – 0.4%
2,307,000	LBI Media, Inc., 8.5000%, due 8/1/17 (144A)	1,384,200
Music – 1.1%
5,326,000	Steinway Musical Instruments, Inc., 7.0000%, due 3/1/14 (144A)§	4,234,170
Non-Hazardous Waste Disposal – 1.3%
1,701,000	Allied Waste Industries, Inc., 6.3750%, due 4/15/11	1,564,920
1,072,000	Allied Waste Industries, Inc., 7.8750%, due 4/15/13	996,960
2,624,000	Allied Waste Industries, Inc., 7.2500%, due 3/15/15	2,335,360
		4,897,240
Office Automation and Equipment – 0.2%
1,124,000	Xerox Corp., 6.8750%, due 8/15/11	932,847
Office Supplies and Forms – 0.6%
4,136,000	Acco Brands Corp., 7.6250%, due 8/15/15	2,378,200
Oil Companies – Exploration and Production – 4.1%
$2,716,000	Chesapeake Energy Corp., 6.2500%, due 1/15/18	1,928,360
2,975,000	Chesapeake Energy Corp., 7.2500%, due 12/15/18	2,246,125
4,641,000	Encore Acquisition Co., 6.2500%, due 4/15/14	3,271,904
309,000	Forest Oil Corp., 8.0000%, due 12/15/11	275,010
775,000	Forest Oil Corp., 7.2500%, due 6/15/19 (144A)	527,000
1,236,000	Forest Oil Corp., 7.2500%, due 6/15/19	840,480
699,000	Hilcorp Energy I, 9.0000%, due 6/1/16 (144A)	510,270
2,373,000	Petrohawk Energy Corp., 9.1250%, due 7/15/13	1,827,210
3,390,000	Quicksilver Resources, Inc., 8.2500%, due 8/1/15	2,356,050
550,000	Southwestern Energy Co., 7.5000%, due 2/1/18 (144A)	451,000
1,957,000	Whiting Petroleum Corp., 7.0000%, due 2/1/14	1,389,470
		15,622,879
Oil Field Machinery and Equipment – 0.2%
1,136,000	Dresser-Rand Group, Inc., 7.3750%, due 11/1/14	908,800
Oil Refining and Marketing – 0.3%
1,435,000	Frontier Oil Corp., 8.5000%, due 9/15/16	1,248,450
Optical Supplies – 0.3%
1,312,000	Bausch & Lomb, Inc., 9.8750%, due 11/1/15 (144A)	1,033,200
Paper and Related Products – 2.7%
2,635,000	Boise Cascade LLC, 7.1250%, due 10/15/14	1,475,600
4,240,000	Georgia-Pacific Corp., 7.1250%, due 1/15/17 (144A)	2,946,800
3,394,000	International Paper Co., 7.4000%, due 6/15/14	2,851,649
2,471,000	NewPage Corp., 12.0000%, due 5/1/13	1,457,890
1,647,000	Rock-Tenn Co., 9.2500%, due 3/15/16 (144A)	1,449,360
		10,181,299
Physical Therapy and Rehabilitation Centers – 0.6%
2,704,000	HealthSouth Corp., 10.7500%, due 6/15/16	2,447,120
Pipelines – 3.4%
5,783,000	El Paso Corp., 7.0000%, due 6/15/17	4,413,608
3,128,000	Enterprise Products, 6.3000%, due 9/15/17	2,556,324
450,000	Kinder Morgan Energy Partners N.T., 5.9500%, due 2/15/18	352,143
461,000	Kinder Morgan Energy Partners N.T., 6.9500%, due 1/15/38	338,100
3,052,000	Kinder Morgan Finance Co., 5.7000%, due 1/5/16	2,365,300
3,376,000	Williams COS, Inc., 7.1250%, due 9/1/11	3,038,400
		13,063,875

See Notes to Schedules of Investments and Financial Statements.

20  Janus Bond and Money Market Funds  October 31, 2008

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Private Corrections – 0.4%
$1,216,000	Corrections Corporation of America, 7.5000%, due 5/1/11	$1,149,120
674,000	Corrections Corporation of America, 6.2500%, due 3/15/13	581,325
		1,730,445
Publishing – Books – 0.6%
4,069,000	Cengage Learning Acquisitions, 10.5000%, due 1/15/15 (144A)	2,421,055
Publishing – Newspapers – 1.1%
5,431,000	Block Communications, Inc., 8.2500%, due 12/15/15 (144A)	4,018,940
Publishing – Periodicals – 0.3%
1,358,000	Medimedia USA, Inc., 11.3750%, due 11/15/14 (144A)§	1,086,400
REIT – Health Care – 0.4%
1,815,000	Senior Housing Properties Trust, 8.6250%, due 1/15/12	1,724,250
REIT – Hotels – 0.4%
2,050,000	Host Marriott L.P., 6.3750%, due 3/15/15	1,486,250
Rental Auto/Equipment – 0.3%
1,693,000	Hertz Corp., 8.8750%, due 1/1/14	1,235,890
Retail – Computer Equipment – 0.6%
2,374,000	GameStop Corp., 8.0000%, due 10/1/12	2,201,885
Retail – Gardening Products – 0.2%
1,249,000	Harry & David Holdings, Inc., 9.0000%, due 3/1/13	599,520
Retail – Miscellaneous/Diversified – 0.3%
976,000	Eye Care Centers of America, Inc., 10.7500%, due 2/15/15	985,760
Retail – Perfume and Cosmetics – 0.7%
1,811,000	Sally Holdings LLC, 9.2500%, due 11/15/14	1,448,800
1,482,000	Sally Holdings LLC, 10.5000%, due 11/15/16	1,081,860
		2,530,660
Retail – Propane Distribution – 1.5%
3,729,000	Amerigas Partners L.P., 7.2500%, due 5/20/15	2,806,073
2,065,000	Ferrellgas Partners L.P., 8.7500%, due 6/15/12	1,548,750
1,876,000	Ferrellgas Partners L.P., 6.7500%, due 5/1/14	1,331,960
		5,686,783
Retail – Restaurants – 1.3%
2,042,000	Denny’s Holdings, Inc., 10.0000%, due 10/1/12	1,551,920
3,731,000	Landry’s Restaurants, Inc., 9.5000%, due 12/15/14	3,339,245
		4,891,165
Retail – Vitamins/Nutritional Supplement – 0.4%
2,482,000	General Nutrition Center, 7.5750%, due 3/15/14‡,ß	1,538,840
Satellite Telecommunications – 1.3%
5,935,000	Intelsat Jackson Holdings, 11.2500%, due 6/15/16	5,074,425
Seismic Data Collection – 0.2%
$1,356,000	Compagnie Generale de Geophysique-Veritas, 7.7500%, due 5/15/17	908,520
Special Purpose Entity – 4.9%
11,450,000	CDX HY, 8.8750%, due 6/29/13 (144A)	9,503,499
3,304,000	Kar Holdings, Inc., 8.7500%, due 5/1/14	2,147,600
2,715,000	NSG Holdings LLC, 7.7500%, due 12/15/25 (144A)	2,280,600
8,027,000	Petroplus Finance, Ltd., 7.0000%, due 5/1/17 (144A)	5,257,685
		19,189,384
Steel – Producers – 0.7%
1,018,000	Steel Dynamics, Inc., 7.3750%, due 11/1/12	757,138
2,782,000	Steel Dynamics, Inc., 7.7500%, due 4/15/16 (144A)	1,843,075
		2,600,213
Super-Regional Banks – 0.5%
1,376,000	Bank of America, 8.0000%, due 1/30/18‡	1,030,225
925,000	Wells Fargo & Co., 9.7500%, due 9/26/13‡	897,250
		1,927,475
Telecommunication Services – 1.8%
4,070,000	Fairpoint Communications, 13.1250%, due 4/1/18 (144A)	2,869,350
675,000	Qwest Corp., 5.6250%, due 11/15/08	675,000
4,032,000	Time Warner Telecom Holdings, 9.2500%, due 2/15/14	3,265,920
		6,810,270
Telephone – Integrated – 2.5%
2,709,000	Cincinnati Bell, Inc., 8.3750%, due 1/15/14	1,957,253
6,650,000	Level 3 Financing, Inc., 8.7500%, due 2/15/17	3,191,999
2,546,000	Qwest Communications International, 7.2500%, due 2/15/11	2,055,895
1,475,000	Sprint Nextel Corp., 6.0000%, due 12/1/16	1,021,438
1,813,000	Virgin Media Finance PLC, 9.1250%, due 8/15/16	1,196,580
		9,423,165
Transportation – Marine – 0.8%
3,940,000	Ship Finance International, Ltd., 8.5000%, due 12/15/13	3,117,525
Transportation – Railroad – 0.8%
1,144,000	Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., 9.3750%, due 5/1/12	966,680
2,792,000	Kansas City Southern de Mexico, 7.6300%, due 12/1/13	2,184,740
		3,151,420

Total Corporate Bonds (cost $423,413,719)		328,270,157

Preferred Stock – 0.4%
Metal – Diversified – 0.4%
33,010	Freeport-McMoRan Copper & Gold, Inc., convertible, 6.7500% (cost $2,510,203)	1,610,228

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  October 31, 2008  21

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2008

Shares or Principal Amount		Value

Money Markets – 12.1%
20,636,297	Janus Institutional Cash Management Fund – Institutional Shares, 1.46%	$20,636,297
25,370,081	Janus Institutional Money Market Fund – Institutional Shares, 1.09%	25,370,081

Total Money Markets (cost $46,006,378)		46,006,378

Total Investments (total cost $475,594,720) – 99.4%		379,183,020

Cash, Receivables and Other Assets, net of Liabilities – 0.6%		2,107,344

Net Assets – 100%		$381,290,364

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$14,985,729	4.0%
Canada	4,729,818	1.3%
France	908,520	0.2%
Germany	1,974,000	0.5%
Mexico	3,151,420	0.8%
Switzerland	2,114,841	0.6%
United Kingdom	1,196,580	0.3%
United States††	350,122,112	92.3%

Total	$379,183,020	100.0%

††	Includes Short-Term Securities (80.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

22  Janus Bond and Money Market Funds  October 31, 2008

Janus Short-Term Bond Fund (unaudited)	Ticker: JASBX

Fund Snapshot
This conservative bond fund looks for investments that can provide a modest return while minimizing risk.

Jason Groom
co-portfolio manager

Darrell Watters
co-portfolio manager

Performance Overview

For the 12-month period ended October 31, 2008, Janus Short-Term Bond Fund posted a gain of 3.24%, compared to a 4.20% increase of its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index.

Economic Update

Turmoil in the credit markets, recession fears and on-again, off-again concerns that inflation may be accelerating characterized financial markets during the 12-month period ending October 31, 2008. Interest rates trended lower, particularly at the short-end of the curve as the U.S. Federal Reserve (Fed) embarked on an aggressive easing campaign during the first half of the time period, then paused as it appeared inflation had become a more significant threat. However, a decline in commodity prices starting in July and continuing into the fall eased those concerns. Credit worries, instead, re-emerged as the primary concern in September prompting government intervention, including another rate cut by the Fed, in an attempt to help stabilize the markets. During the period, banks severely limited their lending to each other and corporations had difficulty securing short-term financing, as liquidity became all-important in a crisis of confidence environment that pervaded all markets. Volatility reached historic levels.

Investors sought stability by buying three-month T-bills, which pushed bond equivalent yields 354 basis points (bps) lower to 0.38%. Intermediate government bonds had the best return followed by short-term government bonds. The two-year Treasury yield fell 238 bps, while the yield on the 10-year Treasury declined 51 bps, resulting in a steepening of the yield curve. Due largely to a lack of liquidity (i.e. fewer investors willing to lend), high-yield spreads spiked to their highest levels late in the period, widening 1,058 bps to 1,479 bps over comparable Treasuries and surpassing the levels recorded in the last recession of 2002, to easily make it the worst-performing sector. Investment grade corporate bonds also performed poorly with yields approximating the average historic level for high-yield bonds – approximately 5% over Treasuries – and levels not seen for investment grade debt since the late 1930s. During the period, the spreads on intermediate investment grade corporate bonds increased 399 bps. Credit spreads in general finished off their highest levels, but concerns over the lingering effects of the credit crisis, namely credit contraction and slower economic activity remained as the period came to a close.

Credit Exposure Hindered Performance

The Fund’s underperformance during the period was largely driven by security selection within corporate credits. Our allocation to high yield and leveraged loans early in the period was a key negative within this segment. Below investment grade credit significantly underperformed higher grade credit, as most investors moved up in credit quality. We exited most of our bank loans in January prior to significant repricing for those securities.

Our top two individual detractors were HCA Inc. and Hanesbrands. HCA, one of the few high-yield holdings in the portfolio, has been negatively impacted by the tremendous spread widening in the high-yield market. However, the healthcare industry tends to be more defensive during economic downturn, and the company had solid cash flow growth, strong interest coverage and valuable hard real estate assets. Hanesbrands has suffered over the past year due to slowing consumer spending and higher input costs. However, relative to other consumer goods, we believe that the company is well positioned to weather a recession. We think the falling price of cotton should improve margins, and that the company’s strong brand and efficient supply-chain will allow them to keep their place on the shelves of big retailers such as Wal-Mart and Target, as they look to streamline their product lines.

Treasury Holdings Benefited Results

Against the backdrop of uncertainty and risk aversion, our U.S. Treasury overweight position versus the benchmark and emphasis on shorter maturities within the sector added the most to relative performance. We believe our bias toward the highest-quality securities protected shareholders from much of the spread widening that occurred in the credit and mortgage areas of the market.

Among individual credits, bonds issued by Berkshire Hathaway were the top contributor to performance in the period. During the tumultuous market conditions, investors

Janus Bond and Money Market Funds  October 31, 2008  23

Janus Short-Term Bond Fund (unaudited)

gravitated toward blue chip names finding comfort in what we believe to be exceptional management teams with a long-standing history of market leadership. Other top contributors included consumer non-cyclical Clorox and technology holding Intel. Clorox benefited from its strong cash-flow defensive business.

Outlook

We believe encouraging signs were emerging late in the period. We think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Additionally, valuations across many markets reached attractive levels. More specifically, our research found many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. Lastly, we believe there is significant cash sitting on the sidelines in money market funds and bank deposits.

While we can’t predict how long it will take for the financial markets to emerge from this crisis, we were seeing signs that the funding and credit markets were functioning again. LIBOR rates and swap spreads have been declining since the global intervention, suggesting some stability in the inter-bank lending market. Given this, we believe the seeds are being sown for a longer-term recovery.

Thank you for your investment in Janus Short-Term Bond Fund.

Janus Short-Term Bond Fund At A Glance

Fund Profile
October 31, 2008

Weighted Average Maturity	1.7 Years
Average Effective Duration*	1.4 Years
30-day Current Yield**
Without Reimbursement	2.20%
With Reimbursement	2.66%
Weighted Average Fixed Income Credit Rating	A
Number of Bonds/Notes	81

*	A Theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
October 31, 2008

AAA	79.0%
AA	2.7%
A	3.2%
BBB	5.4%
BB	0.5%
B	1.3%
Other	7.9%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of October 31, 2008

Asset Allocation – (% of Net Assets)
As of October 31, 2008

24  Janus Bond and Money Market Funds  October 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008					Expense Ratios – for the fiscal year ended October 31, 2007
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund	3.24%	3.12%	4.07%	4.58%	1.01%	0.65%

Barclays Capital 1-3 Year U.S. Government/Credit Index	4.20%	3.43%	4.58%	5.08%**

Lipper Quartile	1st	1st	1st	1st

Lipper Ranking – based on total return for Short Investment Grade Debt Funds	13/261	7/175	8/84	4/24

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of October 31, 2008, the limit will continue in effect until at least March 1, 2009. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Bond and Money Market Funds  October 31, 2008  25

Janus Short-Term Bond Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Funds may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/ high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992

**	The Barclays Capital 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$1,008.30	$3.23

Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$3.25

†	Expenses are equal to the annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

26  Janus Bond and Money Market Funds  October 31, 2008

Janus Short-Term Bond Fund

Schedule of Investments

As of October 31, 2008

Principal Amount		Value

Bank Loan – 0.3%
Food – Confectionery – 0.3%
$605,000	WM Wrigley Jr. Co., 7.7500%, due 7/17/14‡ ( cost $599,124)	$572,862

Corporate Bonds – 13.4%
Aerospace and Defense – Equipment – 0.2%
495,000	United Technologies Corp., 6.5000%, due 6/1/09	500,538
Beverages – Non-Alcoholic – 0.3%
495,000	Coca-Cola Co., 5.7500%, due 3/15/11	507,919
273,000	Dr. Pepper Snapple Group (144A), 6.1200%, due 5/1/13	256,197
		764,116
Cable Television – 0.7%
595,000	Comcast Corp., 5.1187%, due 7/14/09‡	570,049
990,000	Cox Communications, Inc., 7.8750%, due 8/15/09	946,922
		1,516,971
Diversified Financial Services – 0.9%
990,000	Dean Holdings Co., 6.6250%, due 5/15/09	955,350
1,115,000	General Electric Capital Corp., 4.2500%, due 9/13/10	1,073,900
		2,029,250
Diversified Operations – 1.2%
1,863,000	3M Co., 4.3750%, due 8/15/13	1,835,813
900,000	Eaton Corp., 4.9000%, due 5/15/13	835,282
		2,671,095
Electric – Integrated – 1.5%
990,000	CMS Energy Corp., 7.7500%, due 8/1/10	930,641
826,000	Nevada Power Co., 8.2500%, due 6/1/11	826,799
665,000	Oncor Electric Delivery (144A), 5.9500%, due 9/1/13	609,552
825,000	Wisconsin Energy Corp., 6.5000%, due 4/1/11	832,804
		3,199,796
Electronic Components – Semiconductors – 0.3%
810,000	National Semiconductor Corp., 3.0687%, due 6/15/10‡,ß	780,735
Finance – Credit Card – 0.2%
495,000	American Express Credit Co., 5.8750%, due 5/2/13	413,788
Finance – Investment Bankers/Brokers – 1.0%
537,000	Credit Suisse USA, Inc., 6.1250%, due 11/15/11	513,409
1,115,000	Goldman Sachs Group, Inc., 4.5000%, due 6/15/10	1,051,988
742,000	J.P. Morgan Chase & Co., 6.7500%, due 2/1/11	736,838
		2,302,235
Food – Miscellaneous/Diversified – 0.2%
575,000	General Mills, Inc., 5.2500%, due 8/15/13	544,228
Food – Retail – 0.2%
495,000	Kroger Co., 7.2500%, due 6/1/09	498,564
Machinery – Construction and Mining – 0.2%
496,000	Caterpillar, Inc., 6.5500%, due 5/1/11	497,339
Medical – Hospitals – 0.4%
$990,000	HCA, Inc., 8.7500%, due 9/1/10	871,200
Medical Products – 0.9%
1,995,000	Hospira, Inc., 4.9500%, due 6/15/09	1,979,030
170,000	Hospira, Inc., 4.2418%, due 3/30/10‡	165,531
		2,144,561
Office Automation and Equipment – 0.8%
2,141,000	Xerox Corp., 3.5625%, due 12/18/09‡	1,953,174
Oil Companies – Exploration and Production – 0.2%
516,000	Anadarko Finance Co., 6.7500%, due 5/1/11	514,246
Pipelines – 0.9%
210,000	Kinder Morgan Finance Corp., 5.3500%, due 1/5/11	186,900
990,000	Kinder Morgan Energy Partners N.T., 6.7500%, due 3/15/11	954,539
990,000	Oneok, Inc., 7.1250%, due 4/15/11	964,283
		2,105,722
Reinsurance – 0.4%
995,000	Berkshire Hathaway, Inc., (144A), 5.0000%, due 8/15/13	947,493
REIT – Regional Malls – 0.4%
1,031,000	Simon Property Group L.P., 4.6000%, due 6/15/10	955,361
Retail – Apparel and Shoe – 0.1%
320,000	Hanesbrands, Inc., 6.5081%, due 12/15/14‡,ß	217,200
Retail – Drug Store – 0.2%
495,000	CVS Caremark Corp., 4.0000%, due 9/15/09	477,322
Retail – Hypermarkets – 0.4%
991,000	New Albertsons, Inc., 6.9500%, due 8/1/09	936,495
Super-Regional Banks – 0.7%
826,000	Bank of America Corp., 4.3750%, due 12/1/10	804,677
497,000	Wells Fargo & Co., 6.4500%, due 2/1/11	496,424
329,000	Wells Fargo & Co., 5.3000%, due 8/26/11	325,707
		1,626,808
Telephone – Integrated – 0.9%
495,000	AT&T, Inc., 6.0000%, due 3/15/09	495,207
825,000	AT&T, Inc., 5.3000%, due 11/15/10	818,705
908,000	AT&T, Inc., 4.9500%, due 1/15/13	840,690
		2,154,602
Transportation – Railroad – 0.2%
516,000	Union Pacific Corp., 3.8750%, due 2/15/09	511,556

Total Corporate Bonds (cost $32,911,753)		31,134,395

Mortgage Backed Securities – 26.2%
	Fannie Mae:
2,611,000	5.1250%, due 7/13/09	2,652,212
8,390,000	3.0000%, due 7/12/10	8,372,858
1,135,000	2.8750%, due 10/12/10	1,130,998
8,206,000	2.7500%, due 4/11/11	8,128,265
5,858,000	6.0000%, due 5/15/11	6,218,894
5,925,000	3.3750%, due 5/19/11	5,952,670

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  October 31, 2008  27

Janus Short-Term Bond Fund

Schedule of Investments

As of October 31, 2008

Principal Amount		Value

Mortgage Backed Securities – (continued)
	Federal Home Loan Bank System:
$5,390,000	2.3750%, due 4/30/10	$5,319,661
6,175,000	2.7500%, due 6/18/10	6,124,211
3,965,000	3.5000%, due 7/16/10	3,979,734
4,345,000	3.3750%, due 6/24/11	4,323,488
	Freddie Mac:
3,925,000	2.8750%, due 6/28/10	3,912,499
1,135,000	2.8750%, due 11/23/10	1,130,690
3,429,000	5.1250%, due 4/18/11	3,563,972

Total Mortgage Backed Securities (cost $60,875,170)		60,810,152

U.S. Treasury Notes/Bonds – 53.5%
1,281,000	4.7500%, due 12/31/08	1,289,206
3,769,000	4.8750%, due 1/31/09	3,806,984
1,056,000	4.7500%, due 2/28/09	1,069,118
263,000	4.5000%, due 3/31/09	266,801
706,000	4.8750%, due 6/30/09	722,712
2,463,000	3.5000%, due 8/15/09	2,504,179
1,735,000	3.6250%, due 10/31/09	1,772,275
21,137,000	4.6250%, due 11/15/09	21,815,688
263,000	3.2500%, due 12/31/09	268,260
1,667,000	2.1250%, due 1/31/10	1,680,284
4,982,000	4.7500%, due 2/15/10	5,185,953
2,493,000	2.0000%, due 2/28/10	2,509,359
1,805,000	2.1250%, due 4/30/10	1,825,025
1,734,000	4.5000%, due 5/15/10	1,816,500
6,355,000	2.6250%, due 5/31/10	6,470,184
1,255,000	2.8750%, due 6/30/10	1,283,728
1,350,000	2.7500%, due 7/31/10	1,381,008
4,114,000	2.3750%, due 8/31/10	4,178,281
39,092,000	2.0000%, due 9/30/10	39,455,439
1,237,000	4.5000%, due 11/15/10	1,314,023
560,000	4.5000%, due 2/28/11	599,463
13,444,000	4.8750%, due 4/30/11	14,534,228
1,386,000	4.6250%, due 8/31/11	1,496,014
3,120,000	4.5000%, due 9/30/11	3,358,143
430,000	3.5000%, due 5/31/13	446,226
2,929,000	3.3750%, due 6/30/13	3,016,642

Total U.S. Treasury Notes/Bonds (cost $122,030,573)		124,065,723

Short-Term Taxable Variable Rate Demand Note – 0.5%
1,077,425	California Infrastructure and Economic Development Bank Industrial Revenue Series B, 4.5000%, 4/1/24 (amortized cost $1,077,425)‡	1,077,425

Money Markets – 10.5%
2,375,510	Janus Institutional Cash Management Fund – Institutional Shares, 1.46%	2,375,510
21,906,874	Janus Institutional Money Market Fund – Institutional Shares, 1.09%	21,906,874

Total Money Markets (cost $24,282,384)		24,282,384

Total Investments (total cost $241,776,429) – 104.4%		241,942,941

Liabilities, net of Cash, Receivables and Other Assets – (4.4)%		(10,120,314)

Net Assets – 100%		$231,822,627

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$701,146	0.3%
United States††	241,241,795	99.7%

Total	$241,942,941	100.0%

††	Includes Short-Term Securities (89.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

28  Janus Bond and Money Market Funds  October 31, 2008

Janus Money Market Funds (unaudited)

Ticker: JAMXX

Janus Money Market Fund	Co-Portfolio Managers
Average Annual Total Return	Eric Thorderson
For the Periods Ended October 31, 2008	Craig Jacobson

Investor Shares
1 Year	2.76%
5 Year	3.04%
10 Year	3.25%
Since Inception (February 14, 1995)	3.79%

Seven-Day Current Yield
Investor Shares
With Reimbursement	0.74%
Without Reimbursement	0.64%

Expense Ratio
For the Fiscal Year ended October 31, 2007

Investor Shares
Total Annual Fund Operating Expenses	0.70%

Ticker: JAGXX

Janus Government Money Market Fund	Co-Portfolio Managers
Average Annual Total Return	Eric Thorderson
For the Periods Ended October 31, 2008	Craig Jacobson

Investor Shares
1 Year	2.46%
5 Year	2.91%
10 Year	3.14%
Since Inception (February 14, 1995)	3.69%

Seven-Day Current Yield
Investor Shares
With Reimbursement	0.87%
Without Reimbursement	0.77%

Expense Ratio
For the Fiscal Year ended October 31, 2007

Investor Shares
Total Annual Fund Operating Expenses	0.71%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Janus Capital Management LLC has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, the Fund’s yields and total returns would have been lower.

Included in the Total Annual Fund Operating Expenses is an administrative services fee of 0.50% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

The Fund’s expense ratio shown was determined based on average assets as of the fiscal year ended October 31, 2007. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedules of Investments and Financial Statements.

See “Explanations of Charts, Tables and Financial Statements.”

Janus Bond and Money Market Funds  October 31, 2008  29

Janus Money Market Fund (unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$1,009.70	$3.08

Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$3.10

†	Expenses are equal to the annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Government Money Market Fund (unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$1,008.50	$3.13

Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$3.15

†	Expenses are equal to the annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

30  Janus Bond and Money Market Funds  October 31, 2008

Janus Money Market Fund

Schedule of Investments

As of October 31, 2008

Principal Amount		Value

Certificates of Deposit – 14.5%
$20,000,005	Banco Bilboa Vizcaya, 2.8050%, 11/3/08	$20,000,005
10,000,000	Bank of the West 3.1000%, 2/9/09	10,000,000
25,000,000	BNP Paribas 2.7600%, 11/21/08	25,000,000
25,000,000	Credit Industriel et Commercial, 2.9500%, 11/7/08	25,000,000
27,000,000	Mitsubishi Trust and Bank, 2.8100%, 11/3/08	27,000,000
	Mitsubishi UFJ Securities (USA), Inc.:
5,000,000	2.8100%, 12/5/08	5,000,000
25,000,000	2.8200%, 11/10/08	25,000,000
25,000,000	Natexis Banques Populaires, New York, 2.9000%, 11/7/08	25,000,000
30,000,000	Rabobank Nederland 2.9200%, 3/16/09	30,000,000
25,000,000	Shinkin Central Bank, New York, 2.9000%, 11/13/08	25,000,000
20,000,000	Standard Chartered PLC 2.7700%, 11/5/08	20,000,000
30,000,000	Toronto Dominion Bank, New York, 2.9200%, 1/14/09	30,000,000
20,000,000	Unicredito Italiano Bank (Ireland), 2.9200%, 11/26/08	20,000,000

Total Certificates of Deposit (amortized cost $287,000,005)		287,000,005

Commercial Paper – 11.2%
	Manhattan Asset Funding Company LLC:
25,000,000	2.5000%, 11/7/08 (Section 4(2))	24,989,583
25,000,000	2.7500%, 11/14/08 (Section 4(2))	24,975,173
	Nieuw Amsterdam Receivables Corp.:
25,000,000	2.8000%, 11/20/08 (Section 4(2))	24,962,943
34,000,000	2.8000%, 11/21/08 (Section 4(2))	33,946,936
59,000,000	Three Pillars Funding LLC 0.5000%, 11/3/08 (Section 4(2))	59,000,000
	Victory Receivables Corp.:
20,000,000	2.0323%, 12/1/08 (Section 4(2))	19,968,384
35,000,000	2.0391%, 12/2/08 (Section 4(2))	34,942,505

Total Commercial Paper (amortized cost $222,785,524)		222,785,524

Floating Rate Notes – 8.2%
	Allied Irish Banks:
5,000,000	2.9488%, 11/19/08	5,000,000
10,000,000	2.9913%, 2/4/09	10,000,000
50,000,000	Bank of America Corp. 0.4500%, 11/3/08	50,000,000
30,000,000	Credit Suisse Securities (USA) LLC, 4.9888%, 1/12/09	30,006,840
4,266,000	Dekabank, New York 4.5525%, 2/19/09 (144A)	4,266,000
15,000,000	Dexia Bank, New York 4.4600%, 1/20/09	14,998,507
19,195,000	HSH Nordbank A.G., New York, 3.5975%, 4/23/09 (144A)	19,195,000
$29,859,000	Westdeutsche Landesbank A.G., 4.3638%, 4/9/09 (144A)	29,859,000

Total Floating Rate Notes (amortized cost $163,325,347)		163,325,347

Repurchase Agreement – 57.0%
50,000,000	Bank of America Securities LLC, 0.2000% dated 10/31/08, maturing 11/3/08 to be repurchased at $50,000,833 collateralized by $55,282,214 in U.S. Government Agencies 0% – 21.0675%, 10/15/21 – 5/1/38 with a value of $51,000,000	50,000,000
100,000,000	Barclay’s Capital, Inc., 0.2000% dated 10/31/08, maturing 11/3/08 to be repurchased at $100,001,667 collateralized by $146,910,571 in U.S. Government Agencies 4.5000% – 6.5000%, 12/15/13 – 9/1/38 with a value of $102,000,000	100,000,000
50,000,000	BNP Paribas Securities Corp., 0.3000% dated 10/31/08, maturing 11/3/08 to be repurchased at $50,001,250 collateralized by $197,522,359 in U.S. Government Agencies 1.7312% – 33.3375%, 4/15/18 – 9/20/38 with a value of $51,000,000	50,000,000
100,000,000	Calyon, New York, 0.2500% dated 10/31/08, maturing 11/3/08 to be repurchased at $100,002,083 collateralized by $134,242,413 in U.S. Government Agencies 3.6068% – 5.0000%, 2/20/09 – 4/25/37 with a value of $102,000,248	100,000,000
51,000,000	Citigroup Global Markets, Inc., 0.4500% dated 10/31/08, maturing 11/3/08 to be repurchased at $51,001,913 collateralized by $60,038,226 in Medium Term Notes 0% – 0.0010%, 5/28/37 – 8/18/38 $7,912,396 in Trust Receipts 0.0010%, 9/5/37 – 6/6/38 with a respective values of $52,135,444 and $4,969,841	51,000,000
100,000,000	Deutsche Bank Securities, Inc., 0.2000% dated 10/31/08, maturing 11/3/08 to be repurchased at $100,001,667 collateralized by $101,726,000 in U.S. Government Agencies 2.3750% – 7.0000%, 3/5/10 – 1/15/17 with a value of $102,000,013	100,000,000

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  October 31, 2008  31

Janus Money Market Fund

Schedule of Investments

As of October 31, 2008

Principal Amount		Value

Repurchase Agreement – (continued)
$41,000,000	Deutsche Bank Securities, Inc., 0.4000% dated 10/31/08, maturing 11/3/08 to be repurchased at $41,001,367 collateralized by $3,840,848 in Asset Backed Securities 6.0725%, 8/19/30 $40,014,882 in Collateralized Mortgage Obligations 0%, 6/15/22 with a respective values of $3,050,001 and $39,999,999	$41,000,000
100,000,000	HSBC Securities (USA), Inc., 0.2500% dated 10/31/08, maturing 11/3/08 to be repurchased at $100,002,083 collateralized by $185,578,026 in U.S. Government Agencies 0% – 5.7500%, 12/15/18 – 9/1/44 with a value of $102,000,160	100,000,000
100,000,000	ING Financial Markets LLC, 0.2000% dated 10/31/08, maturing 11/3/08 to be repurchased at $100,001,667 collateralized by $192,846,160 in U.S. Government Agencies 0% – 17.6470%, 12/25/08 – 10/1/47 with a value of $102,000,205	100,000,000
48,000,000	J.P. Morgan Chase & Co., 0.4000% dated 10/31/08, maturing 11/3/08 to be repurchased at $48,001,600 collateralized by $316,265,384 in Asset Backed Securities 0%, – 9.3200%, 7/18/11 – 6/25/47 $5,424,035 in Collateralized Mortgage Obligations 2.6660%, 9/25/45 with a respective values of $45,317,947 and $4,799,999	48,000,000
129,500,000	RBC Capital Markets Corp., 0.2500% dated 10/31/08, maturing 11/3/08 to be repurchased at $129,502,698 collateralized by $171,470,751 in U.S. Government Agencies 4.0040% – 6.5870%, 4/1/34 – 8/1/38 with a value of $132,090,000	129,500,000
59,000,000	RBC Capital Markets Corp., 0.3500% dated 10/31/08, maturing 11/3/08 to be repurchased at $59,001,721 collateralized by $114,329,221 in Collateralized Mortgage Obligations 0% – 7.0000%, 2/25/22 – 9/20/46 with a value of $60,200,527	59,000,000
100,000,000	Societe Generale, New York, 0.2500% dated 10/31/08, maturing 11/3/08 to be repurchased at $100,002,083 collateralized by $595,298,343 in U.S. Government Agencies 0% – 6.5000%, 3/15/17 – 8/15/38 with a value of $102,000,000	100,000,000
$100,000,000	UBS Financial Services, Inc., 0.3000% dated 10/31/08, maturing 11/3/08 to be repurchased at $100,002,500 collateralized by $211,080,365 in U.S. Government Agencies 5.0000% – 9.5000%, 2/1/11 – 9/1/38 with a value of $102,000,111	100,000,000

Total Repurchase Agreements (amortized cost $1,128,500,000)		1,128,500,000

Taxable Variable Rate Demand Notes – 0.6%
	Breckenridge Terrace LLC:
790,000	5.7500%, 5/1/39	790,000
3,195,000	5.7500%, 5/1/39	3,195,000
770,000	FJM Properties-Wilmar 3.5000%, 10/1/24	770,000
3,105,000	HHH Supply and Investment Co., 5.5000%, 7/1/29	3,105,000
355,000	Lenexa, Kansas Industrial Revenue (Labone Project), 6.0000%, 9/1/09	355,000
4,060,000	Timber Ridge County Affordable Housing Corp., Series 2003, 6.0000%, 12/1/32	4,060,000

Total Taxable Variable Rate Demand Notes (amortized cost $12,275,000)		12,275,000

Time Deposits – 5.9%
59,000,000	ABN AMRO Holding N.V. 0.1250%, 11/3/08	59,000,000
59,000,000	Svenska Handelsbanken AB 0.1875%, 11/3/08	58,998,361

Total Time Deposits (amortized cost $117,998,361)		117,998,361

U.S Government Agency Notes – 5.4%
	Army & Air Force Exchange Services:
13,000,000	2.2500%, 11/7/08	13,000,000
13,000,000	2.5000%, 11/14/08ß	13,000,000
13,000,000	2.7500%, 11/21/08ß	13,000,000
13,000,000	2.8500%, 11/26/08ß	13,000,000
40,000,000	Federal Home Loan Bank System, 2.6000%, 12/5/08	39,901,536
15,000,000	Freddie Mac 2.5650%, 12/1/08	14,967,869

Total U.S Government Agency Notes (amortized cost $106,869,405)		106,869,405

Total Investments (total amortized cost $2,038,753,642) – 102.8%		2,038,753,642

Liabilities, net of Cash, Receivables and Other Assets – (2.8)%		(55,315,477)

Net Assets – 100%		$1,983,438,165

See Notes to Schedules of Investments and Financial Statements.

32  Janus Bond and Money Market Funds  October 31, 2008

Janus Government Money Market Fund

Schedule of Investments

As of October 31, 2008

Principal Amount		Value

Floating Rate Notes – 1.3%
$4,000,000	Cypress Bend Real Estate Development LLC, 3.1100%, 4/1/33 (amortized cost $4,000,000)	$4,000,000

Repurchase Agreements – 57.2%
51,000,000	Calyon, New York, 0.2000% dated 10/31/08, maturing 11/3/08 to be repurchased at $51,000,850 collateralized by $52,006,230 in U.S. Government Agencies 0% – 5.0000%, 11/26/08 – 1/15/37 with a value of $52,020,496	51,000,000
30,700,000	Credit Suisse Securities (USA) LLC 0.2500%; dated 10/31/08, maturing 11/3/08; to be repurchased at $30,700,640; collateralized by $50,829,243 in U.S. Government Agencies; 0%, 2/17/33 – 6/20/35 with a value of $31,316,850	30,700,000
47,000,000	Royal Bank of Canada, 0.2500% dated 10/31/08, maturing 11/3/08 to be repurchased at $47,000,979 collateralized by $62,232,628 in U.S. Government Agencies 4.0040% – 6.5870%, 4/1/34 – 8/1/38 with a value of $47,940,000	47,000,000
50,000,000	Societe Generale, New York, 0.2500% dated 10/31/08, maturing 11/3/08 to be repurchased at $50,001,042 collateralized by $297,649,171 in U.S. Government Agencies 0% – 6.5000%, 3/15/17 – 8/15/38 with a value of $51,000,000	50,000,000

Total Repurchase Agreements (amortized cost $178,700,000)		178,700,000

Taxable Variable Rate Demand Notes – 0.5%
1,480,000	A.E. Realty LLC, Series 2003, 3.2700%, 10/1/23 (amortized cost $1,480,000)	1,480,000

U.S Government Agency Notes – 16.5%
	Army & Air Force Exchange Services:
3,000,000	2.2500%, 11/7/08	3,000,000
349,000	3.1000%, 11/10/08ß	349,000
2,000,000	3.1000%, 1/20/09ß	2,000,000
	Fannie Mae:
850,000	2.5800%, 12/3/08	848,012
2,000,000	2.5600%, 12/22/08	1,992,732
5,000,000	2.4890%, 1/30/09	4,968,730
2,000,000	2.7000%, 3/18/09	1,979,428
	Federal Home Loan Bank System:
196,000	4.0700%, 11/6/08	195,888
5,600,000	2.5200%, 11/12/08	5,595,679
155,000	2.5322%, 11/21/08	154,705
410,000	2.4000%, 2/11/09	407,198
3,000,000	2.7500%, 2/20/09	3,000,000
359,000	2.7200%, 3/3/09	356,311
142,857	2.8500%, 3/17/09	142,857
290,000	2.3500%, 4/16/09	286,843
3,000,000	2.6500%, 5/6/09	3,000,000
3,000,000	3.0000%, 6/18/09	3,000,000
3,000,000	2.8200%, 7/10/09	3,000,000
$2,000,000	2.4500%, 8/20/09	1,983,224
1,000,000	2.5500%, 9/10/09	977,789
3,000,000	4.0000%, 10/6/09	3,000,000
	Freddie Mac:
2,555,000	2.5700%, 11/24/08	2,550,715
3,000,000	3.9300%, 12/8/08	2,987,786
5,810,000	2.6400%, 2/2/09	5,774,992

Total U.S Government Agency Notes (amortized cost $51,551,889)		51,551,889

U.S. Government Agency Variable Notes – 24.4%
	Fannie Mae:
2,000,000	1.0700%, 1/16/09	2,000,000
	Federal Farm Credit Bank:
6,000,000	1.4600%, 1/23/09	5,991,211
3,000,000	4.3925%, 2/11/09	3,000,000
3,000,000	1.0300%, 4/17/09	2,999,998
5,000,000	1.0700%, 7/22/09	4,986,243
2,000,000	1.0700%, 12/21/09	1,994,779
	Federal Home Loan Bank System:
4,000,000	1.1100%, 12/3/08	4,000,000
1,800,000	2.6590%, 12/15/08	1,799,997
3,000,000	1.1000%, 12/17/08	2,999,777
5,000,000	2.6870%, 2/18/09	5,000,108
5,000,000	2.5950%, 2/27/09	5,000,583
3,000,000	4.4130%, 3/13/09	3,000,000
3,000,000	0.5600%, 3/27/09	3,000,000
10,000,000	1.1650%, 4/21/09	10,000,000
2,000,000	2.8170%, 9/10/09	2,000,000
2,000,000	4.1100%, 10/5/09	2,000,372
1,500,000	2.6350%, 12/8/09	1,497,095
1,235,601	5.2500%, 1/15/42	1,235,601
	Freddie Mac:
3,500,000	4.0175%, 4/7/09	3,500,031
800,000	4.2475%, 9/18/09	800,422
1,000,000	3.1700%, 9/28/09	1,000,330
500,000	4.0175%, 10/8/09	500,073
5,000,000	3.9450%, 12/7/09	4,999,890
3,000,000	3.4325%, 12/23/09	2,998,811

Total U.S. Government Agency Variable Notes (amortized cost $76,305,321)		76,305,321

Total Investments (total amortized cost $312,037,210) – 99.9%		312,037,210

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		211,232

Net Assets – 100%		$312,248,442

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  October 31, 2008  33

Statements of Assets and Liabilities – Bond Funds

As of October 31, 2008	Janus Flexible	Janus High-Yield	Janus Short-Term
(all numbers in thousands except net asset value per share)	Bond Fund	Fund	Bond Fund

Assets:
Investments at cost	$782,806	$475,595	$241,776
Unaffiliated investments at value	$714,328	$333,177	$217,661
Affiliated money market investments	$35,201	$46,006	$24,282
Cash	1,718	1,272	–
Receivables:
Investments sold	6,691	869	309
Fund shares sold	224	926	1,447
Dividends	–	106	25
Interest	8,457	10,677	2,033
Non-interested Trustees’ deferred compensation	11	7	11
Other assets	45	11	5
Total Assets	766,675	393,051	245,773
Liabilities:
Payables:
Due to Custodian	–	–	6,816
Investments purchased	24,404	9,713	6,300
Fund shares repurchased	891	1,448	673
Dividends and distributions	180	225	38
Advisory fees	340	209	30
Transfer agent fees and expenses	179	87	57
Non-interested Trustees’ fees and expenses	–	2	–
Non-interested Trustees’ deferred compensation fees	11	7	11
Accrued expenses	127	70	25
Total Liabilities	26,132	11,761	13,950
Net Assets	$740,543	$381,290	$231,823
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$794,886	$564,596	$236,365
Undistributed net investment income/(loss)*	1,102	303	26
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(22,168)	(87,198)	(4,735)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(33,277)	(96,411)	167
Total Net Assets	$740,543	$381,290	$231,823
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	81,511	54,922	80,876
Net Asset Value Per Share	$9.09	$6.94	$2.87

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

34  Janus Bond and Money Market Funds  October 31, 2008

Statements of Operations – Bond Funds

For the fiscal year ended October 31, 2008	Janus Flexible	Janus High-Yield	Janus Short-Term
(all numbers in thousands)	Bond Fund	Fund	Bond Fund

Investment Income:
Interest	$41,003	$44,693	$7,598
Securities lending income	1,028	131	222
Dividends	310	191	–
Dividends from affiliates	1,236	1,708	198
Total Investment Income	43,577	46,723	8,018
Expenses:
Advisory fees	4,368	3,060	1,232
Transfer agent fees and expenses	1,873	1,132	452
Registration fees	51	76	33
Postage and mailing expenses	213	107	36
Custodian fees	2	41	18
Audit fees	38	31	19
Non-interested Trustees’ fees and expenses	18	12	7
Printing expenses	44	40	35
Other expenses	67	79	56
Non-recurring costs (Note 2)	1	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	(1)	–	–
Total Expenses	6,674	4,578	1,888
Expense and Fee Offset	(52)	(50)	(13)
Net Expenses	6,622	4,528	1,875
Less: Excess Expense Reimbursement	–	–	(636)
Net Expenses after Expense Reimbursement	6,622	4,528	1,239
Net Investment Income/(Loss)	36,955	42,195	6,779
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	5,173	(61,623)	(1,616)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(39,708)	(87,723)	11
Net Gain/(Loss) on Investments	(34,535)	(149,346)	(1,605)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,420	$(107,151)	$5,174

See Notes to Financial Statements.

Janus Bond and Money Market Funds  October 31, 2008  35

Statements of Changes in Net Assets – Bond Funds

	Janus Flexible		Janus High-Yield		Janus Short-Term
For the fiscal years ended October 31	Bond Fund		Fund		Bond Fund
(all numbers in thousands)	2008	2007(1)	2008	2007(1)	2008	2007(1)

Operations:
Net investment income/(loss)	$36,955	$36,371	$42,195	$43,715	$6,779	$7,985
Net realized gain/(loss) from investment and foreign currency transactions	5,173	(3,797)	(61,623)	1,271	(1,616)	(566)
Net realized gain/(loss) from futures contracts	–	(114)	–	–	–	–
Net realized gain/(loss) from short sales	–	17	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(39,708)	6,132	(87,723)	(15,451)	11	803
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,420	38,609	(107,151)	29,535	5,174	8,222
Dividends and Distributions to Shareholders:
Net investment income*	(37,243)	(36,463)	(42,198)	(43,659)	(6,781)	(7,978)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–
Net (Decrease) from Dividends and Distributions	(37,243)	(36,463)	(42,198)	(43,659)	(6,781)	(7,978)
Capital Share Transactions:
Shares sold	338,947	142,799	105,767	241,197	123,263	45,525
Redemption fees	N/A	N/A	122	220	N/A	N/A
Reinvested dividends and distributions	34,700	33,662	38,520	39,712	6,546	7,704
Shares repurchased	(357,857)	(185,894)	(205,646)	(186,748)	(69,021)	(56,089)
Net Increase/(Decrease) from Capital Share Transactions	15,790	(9,433)	(61,237)	94,381	60,788	(2,860)
Net Increase/(Decrease) in Net Assets	(19,033)	(7,287)	(210,586)	80,257	59,181	(2,616)
Net Assets:
Beginning of period	759,576	766,863	591,876	511,619	172,642	175,258
End of period	$740,543	$759,576	$381,290	$591,876	$231,823	$172,642

Undistributed net investment income/(loss)*	$1,102	$1,120	$303	$306	$26	$27

*	See Note 3 in Notes to Financial Statements.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

36  Janus Bond and Money Market Funds  October 31, 2008

Financial Highlights – Bond Funds

For a share outstanding during each	Janus Flexible Bond Fund
fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$9.45	$9.42	$9.41	$9.76	$9.74
Income from Investment Operations:
Net investment income/(loss)	.42	.46	.42	.40	.46
Net gain/(loss) on securities (both realized and unrealized)	(.36)	.02	.02	(.34)	.01
Total from Investment Operations	.06	.48	.44	.06	.47
Less Distributions:
Dividends (from net investment income)*	(.42)	(.45)	(.43)	(.41)	(.45)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.42)	(.45)	(.43)	(.41)	(.45)
Net Asset Value, End of Period	$9.09	$9.45	$9.42	$9.41	$9.76
Total Return	0.50%	5.27%	4.80%	0.60%	4.97%
Net Assets, End of Period (in thousands)	$740,543	$759,576	$766,863	$935,168	$1,159,921
Average Net Assets for the Period (in thousands)	$855,399	$755,593	$827,407	$1,037,336	$1,288,903
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.78%	0.80%	0.83%	0.78%	0.85%
Ratio of Net Expenses to Average Net Assets(1)	0.77%	0.80%	0.82%	0.77%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.32%	4.81%	4.37%	4.01%	4.27%
Portfolio Turnover Rate	185%	140%(3)	144%(3)	174%(3)	149%

For a share outstanding during each	Janus High-Yield Fund
fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$9.53	$9.69	$9.48	$9.86	$9.55
Income from Investment Operations:
Net investment income/(loss)	.73	.73	.71	.65	.67
Net gain/(loss) on securities (both realized and unrealized)	(2.59)	(.16)	.20	(.38)	.31
Total from Investment Operations	(1.86)	.57	.91	.27	.98
Less Distributions and Other:
Dividends (from net investment income)*	(.73)	(.73)	(.70)	(.65)	(.67)
Distributions (from capital gains)*	–	–	–	–	–
Redemption Fees	–(4)	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(.73)	(.73)	(.70)	(.65)	(.67)
Net Asset Value, End of Period	$6.94	$9.53	$9.69	$9.48	$9.86
Total Return	(20.74)%	6.04%	10.00%	2.76%	10.62%
Net Assets, End of Period (in thousands)	$381,290	$591,876	$511,619	$523,183	$557,836
Average Net Assets for the Period (in thousands)	$510,868	$579,507	$490,849	$548,993	$582,992
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.90%	0.87%	0.91%(5)	0.88%	0.96%
Ratio of Net Expenses to Average Net Assets(1)	0.89%	0.86%	0.90%	0.87%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets	8.26%	7.54%	7.37%	6.65%	6.96%
Portfolio Turnover Rate	109%	114%	119%	102%	133%

*	See Note 3 in Notes to Financial Statements.

(1)	See “Explanations of Charts, Tables and Financial Statements.”
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007, 147% in 2006 and 180% in 2005.
(4)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(5)	The ratio was 0.93% in 2006 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond and Money Market Funds  October 31, 2008  37

Financial Highlights – Bond Funds (continued)

For a share outstanding during each	Janus Short-Term Bond Fund
fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$2.88	$2.88	$2.87	$2.94	$2.97
Income from Investment Operations:
Net investment income/(loss)	.10	.13	.11	.08	.08
Net gain/(loss) on securities (both realized and unrealized)	(.01)	–	.01	(.06)	.01
Total from Investment Operations	.09	.13	.12	.02	.09
Less Distributions:
Dividends (from net investment income)*	(.10)	(.13)	(.11)	(.08)	(.08)
Distributions (from capital gains)*	–	–	–	(.01)	(.04)
Total Distributions	(.10)	(.13)	(.11)	(.09)	(.12)
Net Asset Value, End of Period	$2.87	$2.88	$2.88	$2.87	$2.94
Total Return	3.24%	4.74%	4.08%	0.65%	2.94%
Net Assets, End of Period (in thousands)	$231,823	$172,642	$175,258	$201,493	$270,761
Average Net Assets for the Period (in thousands)	$193,360	$172,326	$182,285	$233,536	$299,461
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.65%(3)	0.65%(3)	0.65%(3)	0.65%(3)	0.65%(3)
Ratio of Net Expenses to Average Net Asset(1)	0.64%	0.64%	0.64%	0.64%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.51%	4.63%	3.65%	2.75%	2.64%
Portfolio Turnover Rate	127%	130%	120%	97%	110%

*	See Note 3 in Notes to Financial Statements.

(1)	See “Explanations of Charts, Tables and Financial Statements.”
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)	The ratio was 0.98% in 2008, 1.01% in 2007, 1.06% in 2006, 0.97% in 2005 and 1.00% in 2004 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

38  Janus Bond and Money Market Funds  October 31, 2008

Statements of Assets and Liabilities – Money Market Funds

		Janus Government
As of October 31, 2008	Janus Money	Money
(all numbers in thousands except net asset value per share)	Market Fund	Market Fund

Assets:
Investments at amortized cost	$910,254	$133,337
Repurchase Agreements	$1,128,500	$178,700
Cash	1,948	172
Receivables:
Investments sold	94	–
Fund shares sold	1,653	526
Interest	2,230	365
Prepaid money market insurance program	118	17
Non-interested Trustees’ deferred compensation	263	41
Other assets	7	–
Total Assets	2,045,067	313,158
Liabilities:
Payables:
Investments purchased	54,902	–
Fund shares repurchased	5,192	676
Dividends and distributions	238	5
Advisory fees	169	26
Administrative services fees	843	128
Professional fees	22	–
Non-interested Trustees’ fees and expenses	–	–
Non-interested Trustees’ deferred compensation fees	263	41
Accrued expenses and other payables	–	34
Total Liabilities	61,629	910
Net Assets	$1,983,438	$312,248
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,983,507	$312,268
Undistributed net investment income/(loss)*	(88)	(23)
Undistributed net realized gain/(loss) from investment transactions*	2	–
Unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	17	3
Total Net Assets	$1,983,438	$312,248
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,983,500	312,268
Net Asset Value Per Share	$1.00	$1.00

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Bond and Money Market Funds  October 31, 2008  39

Statements of Operations – Money Market Funds

		Janus Government
For the fiscal year ended October 31, 2008	Janus Money	Money
(all numbers in thousands)	Market Fund	Market Fund

Investment Income:
Interest	$63,526	$6,636
Total Investment Income	63,526	6,636
Expenses:
Advisory fees	3,864	451
Audit fees	24	17
Non-interested Trustees’ fees and expenses	58	10
Administrative services fees	9,660	1,126
Money market insurance program expense	69	9
Non-recurring costs (Note 2)	6	1
Cost assumed by Janus Capital Management LLC (Note 2)	(6)	(1)
Total Expenses	13,675	1,613
Less: Excess Expense Reimbursement	(1,932)	(225)
Net Expenses after Expense Reimbursement	11,743	1,388
Net Investment Income/(Loss)	51,783	5,248
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	15	1
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	12	2
Net Gain/(Loss) on Investments	27	3
Net Increase/(Decrease) in Net Assets Resulting from Operations	$51,810	$5,251

See Notes to Financial Statements.

40  Janus Bond and Money Market Funds  October 31, 2008

Statements of Changes in Net Assets – Money Market Funds

			Janus Government
	Janus Money		Money
For the fiscal years ended October 31	Market Fund		Market Fund
(all numbers in thousands)	2008	2007(1)	2008	2007(1)

Operations:
Net investment income/(loss)	$51,783	$76,064	$5,248	$8,324
Net realized gain/(loss) from investment transactions	15	2	1	1
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	12	5	2	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	51,810	76,071	5,251	8,325
Dividends and Distributions to Shareholders:
Net investment income*
Investor Shares	(51,867)	(76,071)	(5,270)	(8,324)
Institutional Shares	–	(10)	–	–
Service Shares	–	–	–	–
Net realized gain/(loss) from investment transactions*
Investor Shares	(14)	–	(1)	(1)
Institutional Shares	–	–	–	–
Service Shares	–	–	–	–
Net Decrease from Dividends and Distributions	(51,881)	(76,081)	(5,271)	(8,325)
Capital Share Transactions:
Shares sold
Investor Shares	1,521,432	1,332,997	247,174	104,097
Institutional Shares	–	22,247,144	–	1,611,594
Service Shares	–	13,984	–	164,498
Reinvested dividends and distributions
Investor Shares	46,527	69,259	5,174	8,141
Institutional Shares	–	44,041	–	1,865
Service Shares	–	169	–	739
Shares repurchased
Investor Shares	(1,306,364)	(1,093,269)	(128,213)	(100,293)
Institutional Shares	–	(28,608,178)(2)	–	(2,149,520)(2)
Service Shares	–	(48,559)(2)	–	(330,717)(2)
Net Increase/(Decrease) from Capital Share Transactions	261,595	(6,042,412)	124,135	(689,596)
Net Increase/(Decrease) in Net Assets	261,524	(6,042,422)	124,115	(689,596)
Net Assets:
Beginning of period	1,721,914	7,764,336	188,133	877,729
End of period	$1,983,438	$1,721,914	$312,248	$188,133

Undistributed net investment income/(loss)*	$(88)	$(5)	$(23)	$(1)

*	See Note 3 in the Notes to Financial Statements.

(1)	Period from November 1, 2006 through February 23, 2007 for Institutional Shares and Service Shares.
(2)	A reorganization of the Institutional Shares and Service Shares occurred at the close of business on February 23, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. See Note 1 in the Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond and Money Market Funds  October 31, 2008  41

Financial Highlights – Money Market Funds

	Janus Money Market Fund
For a share outstanding during each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.03	.05	.04	.02	.01
Net gain/(loss) on investments	–	–	–	–	–
Total from Investment Operations	.03	.05	.04	.02	.01
Less Distributions:
Dividends (from net investment income)*	(.03)	(.05)	(.04)	(.02)	(.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.03)	(.05)	(.04)	(.02)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	2.76%	4.93%	4.39%	2.41%	0.75%
Net Assets, End of Period (in thousands)	$1,983,438	$1,721,914	$1,412,927	$1,360,997	$1,588,804
Average Net Assets for the Period (in thousands)	$1,931,685	$1,577,950	$1,362,170	$1,449,569	$1,790,472
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.61%(3)	0.60%(3)	0.60%(3)	0.60%(3)	0.60%(3)
Ratio of Net Expenses to Average Net Assets(1)	0.61%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.68%	4.82%	4.31%	2.36%	0.74%

	Janus Government Money Market Fund
For a share outstanding during each fiscal year ended October 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.05	.04	.02	.01
Net gain/(loss) on investments	–	–	–	–	–
Total from Investment Operations	.02	.05	.04	.02	.01
Less Distributions:
Dividends (from net investment income)*	(.02)	(.05)	(.04)	(.02)	(.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.02)	(.05)	(.04)	(.02)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	2.46%	4.79%	4.31%	2.34%	0.68%
Net Assets, End of Period (in thousands)	$312,248	$188,133	$176,188	$186,361	$224,084
Average Net Assets for the Period (in thousands)	$225,293	$177,655	$176,580	$198,231	$253,183
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.62%(4)	0.61%(4)	0.61%(4)	0.61%(4)	0.60%(4)
Ratio of Net Expenses to Average Net Assets(1)	0.62%	0.61%	0.61%	0.61%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.33%	4.69%	4.22%	2.29%	0.66%

*	See Note 3 in Notes to Financial Statements.

(1)	See “Explanations of Charts, Tables and Financial Statements.”
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)	The ratio was 0.71% in 2008, 0.70% in 2007, 0.70% in 2006, 0.70% in 2005, and 0.70% in 2004 before waiver of certain fees incurred by the Fund.
(4)	The ratio was 0.72% in 2008, 0.71% in 2007, 0.71% in 2006, 0.71% in 2005, and 0.70% in 2004 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

42  Janus Bond and Money Market Funds  October 31, 2008

Notes to Schedules of Investments

Barclays Capital U.S. Aggregate Bond Index	Is made up of the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.

Barclays Capital 1-3 Year U.S. Government/Credit Index	Is composed of all bonds of investment grade with a maturity between one and three years. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.

Barclays Capital U.S. Corporate High-Yield Bond Index	Is composed of fixed-rate, publicly issued, non-investment grade debt. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.
Ç	Security is traded on a “to-be-announced” basis.

§  Schedule of Restricted and Illiquid Securities (as of October 31, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Flexible Bond Fund
Source Gas LLC, 5.9000%, due 4/1/17 (144A)	4/11/07-9/20/07	$1,383,772	$1,036,893	0.1%

Janus High-Yield Fund
Ace Hardware Corp., 9.1250%, due 6/1/16 (144A)	5/8/08	$1,898,050	$1,443,750	0.4%
Innophos Holdings, Inc., 9.5000%, due 4/15/12 (144A)	4/11/07	1,409,000	1,155,380	0.3%
Medimedia USA, Inc., 11.3750%, due 11/15/14 (144A)	11/1/06-12/18/07	1,386,718	1,086,400	0.3%
Steinway Musical Instruments, Inc., 7.0000%, due 3/1/14 (144A)	9/13/06-12/18/07	5,686,038	4,234,170	1.1%

		$10,379,806	$7,919,700	2.1%

The Funds have registration rights for certain restricted securities held as of October 31, 2008. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of October 31, 2008 are noted below.

Fund	Aggregate Value

Bond
Janus Flexible Bond Fund	$8,642,519

Janus Bond and Money Market Funds  October 31, 2008  43

Notes to Schedules of Investments (continued)

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2008.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

44  Janus Bond and Money Market Funds  October 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively the “Bond Funds”) and Janus Money Market Fund and Janus Government Money Market Fund (collectively the “Money Market Funds”) are series funds. The Bond Funds and the Money Market Funds (collectively the “Funds” and individually a “Fund”) are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-eight funds. The Bond Funds invest primarily in income-producing securities, and the Money Market Funds invest in high-quality money market instruments. Each Bond Fund in this report is classified as diversified as defined in the 1940 Act. The Funds are no-load investments.

Effective February 23, 2007, the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund were reorganized into corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, respectively. Accordingly, Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund are no longer offered for sale.

Certain prior year amounts in the Statement of Changes in Net Assets for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Janus Bond and Money Market Funds  October 31, 2008  45

Notes to Financial Statements (continued)

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust.

Securities Lending
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Bond Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Bond Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Bond Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures

46  Janus Bond and Money Market Funds  October 31, 2008

contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Bond Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Bond Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may utilize American-Style and European style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Bond Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Bond Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Bond Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Bond Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Janus Bond and Money Market Funds  October 31, 2008  47

Notes to Financial Statements (continued)

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Mortgage Dollar Rolls
The Bond Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds, maintained in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis
The Bond Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Floating Rate Loans
The Bond Funds may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
The Bond Funds may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the

48  Janus Bond and Money Market Funds  October 31, 2008

borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended October 31, 2008 are indicated in the table below:

	Average Monthly
Fund	Value	Rates

Bond
Janus Flexible Bond Fund	$5,893,026	0.2948% - 8.7000%
Janus High-Yield Fund	12,927,207	0.1500% -12.3313%
Janus Short-Term Bond Fund	4,222,441	1.8500% - 9.0000%

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Bond Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which a Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Foreign Currency Translations
The Bond Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Janus Bond and Money Market Funds  October 31, 2008  49

Notes to Financial Statements (continued)

Exchange-Traded Funds
The Bond Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Bond Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Bond Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Bond Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Additional Investment Risk
The Bond Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
Dividends representing substantially all of the Funds’ net investment income are declared daily and generally distributed monthly. Realized capital gains, if any, are declared and distributed in December. The majority of dividends and net realized capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Bond Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts

50  Janus Bond and Money Market Funds  October 31, 2008

of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

Temporary Money Market Fund Guaranty Program
The United States Department of the Treasury (the “Treasury Department”), through the Exchange Stabilization Fund (“ESF”), has established a Temporary Guarantee Program for money market mutual funds (the “Program”). The Board of Trustees of the Janus funds has approved the participation of each Janus money market fund, including Janus Money Market Fund and Janus Government Money Market Fund, in the Program. Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions.

The cost to a Fund for participating in the Program is borne by all shareholders of the Fund, including subsequent shareholders who are not protected by the Program. That cost may reduce the yield on the Fund. The upfront cost of

Janus Bond and Money Market Funds  October 31, 2008  51

Notes to Financial Statements (continued)

participating in the Program for the initial three-month coverage period was 0.01% of the net assets of the Fund as of September 18, 2008 and is not reflected in the fee table of the Funds’ current prospectus.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average
	Daily Net
Fund	Assets of Fund		Management Fee %

Janus Flexible Bond Fund	First $	300 Million	0.58%
	Over $	300 Million	0.48%

Janus High-Yield Fund	First $	300 Million	0.65%
	Over $	300 Million	0.55%

Janus Short-Term Bond Fund	First $	300 Million	0.64%
	Over $	300 Million	0.54%

Each Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted average annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. Effective October 13, 2008, the rates changed to 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for each of the Funds for transfer agent services.

Until at least March 1, 2009, provided that Janus Capital remains investment adviser to the Bond Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Fund	Expense Limit %

Bond
Janus Flexible Bond Fund	0.93%
Janus High-Yield Fund	0.90%
Janus Short-Term Bond Fund	0.64%

Each of the Money Market Funds pays Janus Capital 0.20% of its average daily net assets as an investment advisory fee. However, Janus Capital has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, the Money Market Funds pay Janus Capital an administrative services fee. This fee is 0.50% of average daily net assets. The Money Market Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of October 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” for the Bond Funds, and “Unrealized net appreciation/(depreciation) of investments for non-interested Trustees’ deferred compensation” for the Money Market Funds on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2008.

For the fiscal year ended October 31, 2008, Janus Capital assumed $59,332 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs

52  Janus Bond and Money Market Funds  October 31, 2008

assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $76,461 was paid by the Trust during fiscal year ended October 31, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 2.00% redemption fee may be imposed on shares of Janus High-Yield Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Fund for the fiscal year ended October 31, 2008 is indicated in the table below:

Fund	Redemption Fee

Janus High-Yield Fund	$122,102

The Bond Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses.” Custodian offsets received reduce “Custodian fees.” The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Bond Funds may participate in an affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds are used to purchase shares of Janus institutional money market funds. During the fiscal year ended October 31, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/08

Janus Institutional Cash Management Fund - Institutional Shares
Janus Flexible Bond Fund	$236,665,959	$250,692,493	$613,263	$–
Janus High-Yield Fund	108,405,358	90,906,161	821,492	20,636,297
Janus Short-Term Bond Fund	33,369,914	44,493,256	134,199	2,375,510

	$378,441,231	$386,091,910	$1,568,954	$23,011,807

Janus Institutional Money Market Fund - Institutional Shares
Janus Flexible Bond Fund	$678,321,668	$647,461,218	$622,473	$35,201,000
Janus High-Yield Fund	320,819,020	296,869,839	886,477	25,370,081
Janus Short-Term Bond Fund	147,891,485	125,984,611	64,222	21,906,874

	$1,147,032,173	$1,070,315,668	$1,573,172	$82,477,955

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Bond and Money Market Funds  October 31, 2008  53

Notes to Financial Statements (continued)

	Undistributed	Undistributed		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Differences	(Depreciation)

Bond
Janus Flexible Bond Fund	$1,112,734	$–	$(2,839,282)	$(10,163)	$(52,606,751)
Janus High-Yield Fund	311,362	–	(75,320,374)	(7,121)	(108,289,423)
Janus Short-Term Bond Fund	28,642	–	(4,253,754)	(2,297)	(314,782)
Money Market
Janus Money Market Fund	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31 2008

						Accumulated
Fund	October 31, 2010	October 31, 2013	October 31, 2014	October 31, 2015	October 31, 2016	Capital Losses

Bond
Janus Flexible Bond Fund	$–	$–	$–	$(2,839,282)	$–	$(2,839,282)
Janus High-Yield Fund	(25,200,139)	–	–	–	(50,120,235)	(75,320,374)
Janus Short-Term Bond Fund	–	(681,569)	(1,853,016)	(560,770)	(1,158,399)	(4,253,754)
Money Market
Janus Money Market Fund	–	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–	–

During the fiscal year ended October 31, 2008, the following capital loss carryovers were utilized by the Fund as indicated in the following table:

Capital Loss
Fund	Carryover Utilized

Janus Flexible Bond Fund	$23,300,637

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Bond
Janus Flexible Bond Fund	$802,135,696	$4,768,409	$(57,375,160)
Janus High-Yield Fund	487,472,443	24,387	(108,313,810)
Janus Short-Term Bond Fund	242,257,723	2,428,447	(2,743,229)
Money Market
Janus Money Market Fund	2,038,753,642	–	–
Janus Government Money Market Fund	312,037,210	–	–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

54  Janus Bond and Money Market Funds  October 31, 2008

For the fiscal year ended October 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Bond
Janus Flexible Bond Fund	$37,242,645	$–	$–	$–
Janus High-Yield Fund	42,198,377	–	–	–
Janus Short-Term Bond Fund	6,780,656	–	–	–
Money Market
Janus Money Market Fund	51,881,406	–	–	–
Janus Government Money Market Fund	5,270,739	–	–	–

For the fiscal year ended October 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Bond
Janus Flexible Bond Fund	$36,463,174	$–	$–	$–
Janus High-Yield Fund	43,658,790	–	–	–
Janus Short-Term Bond Fund	7,977,894	–	–	–
Money Market
Janus Money Market Fund	76,071,241	–	–	–
Janus Government Money Market Fund	8,324,074	–	–	–

4.	Capital Share Transactions

For each fiscal year ended October 31	Janus Flexible		Janus High-Yield		Janus Short-Term
(all numbers in thousands)	Bond Fund		Fund		Bond Fund
Bond Funds	2008	2007	2008	2007	2008	2007

Transactions in Fund Shares:
Shares sold	35,302	15,192	12,184	24,599	42,691	15,797
Reinvested dividends and distributions	3,631	3,581	4,476	4,091	2,267	2,675
Shares repurchased	(37,789)	(19,788)	(23,865)	(19,336)	(23,928)	(19,464)
Net Increase/(Decrease) in Fund Shares	1,144	(1,015)	(7,205)	9,354	21,030	(992)
Shares Outstanding, Beginning of Period	80,367	81,382	62,127	52,773	59,846	60,838
Shares Outstanding, End of Period	81,511	80,367	54,922	62,127	80,876	59,846

Janus Bond and Money Market Funds  October 31, 2008  55

Notes to Financial Statements (continued)

For each fiscal year ended October 31
(all numbers in thousands)	Janus Money Market Fund		Janus Government Money Market Fund
Money Market Funds	2008	2007	2008	2007

Transactions in Fund Shares – Investor Shares:
Shares sold	1,521,432	1,332,989	247,174	104,097
Reinvested dividends and distributions	46,528	69,259	5,174	8,141
Shares repurchased	(1,306,364)	(1,093,269)	(128,213)	(100,293)
Net Increase/(Decrease) in Fund Shares	261,596	308,979	124,135	11,945
Shares Outstanding, Beginning of Period	1,721,904	1,412,925	188,133	176,188
Shares Outstanding, End of Period	1,983,500	1,721,904	312,268	188,133
Transactions in Fund Shares – Institutional Shares:
Shares sold	N/A	22,247,144	N/A	1,611,594
Reinvested dividends and distributions	N/A	44,041	N/A	1,865
Shares repurchased	N/A	(28,608,178)	N/A	(2,149,521)
Net Increase/(Decrease) in Fund Shares	N/A	(6,316,993)	N/A	(536,062)
Shares Outstanding, Beginning of Period	N/A	6,316,993	N/A	536,062
Shares Outstanding, End of Period	N/A	-	N/A	-
Transactions in Fund Shares – Service Shares:
Shares sold	N/A	13,983	N/A	164,498
Reinvested dividends and distributions	N/A	169	N/A	739
Shares repurchased	N/A	(48,559)	N/A	(330,716)
Net Increase/(Decrease) in Fund Shares	N/A	(34,407)	N/A	(165,479)
Shares Outstanding, Beginning of Period	N/A	34,407	N/A	165,479
Shares Outstanding, End of Period	N/A	-	N/A	-

5.	Purchases and Sales of Investment Securities

For the fiscal year ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Bond
Janus Flexible Bond Fund	$649,539,959	$453,361,431	$852,066,521	$1,075,187,263
Janus High-Yield Fund	491,919,132	585,199,951	–	–
Janus Short-Term Bond Fund	117,912,314	103,133,788	180,145,871	132,054,761

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v.

56  Janus Bond and Money Market Funds  October 31, 2008

Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

7.	Subsequent Event

The Treasury Department, through the Exchange Stabilization Fund, has extended its Program for money market mutual funds from December 18, 2008 to April 30, 2009. The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Janus Money Market Fund and Janus Government Money Market Fund, in the Program.

Janus Bond and Money Market Funds  October 31, 2008  57

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, and Janus Government Money Market Fund (five of the portfolios constituting the Janus Investment Fund, hereafter referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

December 19, 2008
Denver, Colorado

58  Janus Bond and Money Market Funds  October 31, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Janus Bond and Money Market Funds  October 31, 2008  59

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2008. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

60  Janus Bond and Money Market Funds  October 31, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

Janus Bond and Money Market Funds  October 31, 2008  61

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

62  Janus Bond and Money Market Funds  October 31, 2008

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Aspen Series. Collectively, these three registered investment companies consist of 73 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios/ Funds
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with Funds	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	73	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	73	Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Janus Bond and Money Market Funds  October 31, 2008  63

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios/ Funds
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with Funds	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002- 2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

*	Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 89 funds.

64  Janus Bond and Money Market Funds  October 31, 2008

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address, and Age	Positions Held with Funds	Length of Time Served	During the Past Five Years

Jason Groom 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Short-Term Bond Fund.	5/07-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Analyst (1998-2004) for ING Investments.

Craig Jacobson 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund and Janus Money Market Fund	4/07-Present	Portfolio Manager for other Janus accounts and Research Analyst of Janus Capital.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Flexible Bond Fund Executive Vice President and Co-Portfolio Manager Janus High-Yield Fund	5/07-Present 7/03-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund Executive Vice President and Co-Portfolio Manager Janus Money Market Fund	2/99-Present 2/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Flexible Bond Fund and Janus Short-Term Bond Fund. Executive Vice President and Co-Portfolio Manager Janus High-Yield Fund.	5/07-Present 7/08-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of INTECH Investment Management LLC. Formerly, Chief Compliance Officer of INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Bond and Money Market Funds  October 31, 2008  65

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

		Term of Office* and	Principal Occupations
Name, Address, and Age	Positions Held with Funds	Length of Time Served	During the Past Five Years

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

66  Janus Bond and Money Market Funds  October 31, 2008

Notes

Janus Bond and Money Market Funds  October 31, 2008  67

Notes

68  Janus Bond and Money Market Funds  October 31, 2008

Notes

Janus Bond and Money Market Funds  October 31, 2008  69

Janus provides access to a wide range of investment disciplines.

Asset Allocation
Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-3713

Funds distributed by Janus Distributors LLC (10/08)

C-1108-241	111-02-102 12-08

2008 Annual Report
Janus Smart Portfolios

Janus Smart Portfolio – Growth
Janus Smart Portfolio – Moderate
Janus Smart Portfolio – Conservative

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Smart Portfolios

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Portfolio Report	4
Management Commentaries and Schedules of Investments
Janus Smart Portfolio – Growth	5
Janus Smart Portfolio – Moderate	11
Janus Smart Portfolio – Conservative	17
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Notes to Schedules of Investments	28
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	46
Additional Information	47
Explanations of Charts, Tables and Financial Statements	48
Designation Requirements	50
Trustees and Officers	51

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment in Janus funds. While recent market events have no doubt been difficult, we are staying true to our time-tested investment process and research-driven philosophy. We believe that having a disciplined, long-term investment approach can help asset managers like Janus, and investors, weather turbulent market and economic conditions.

Major Market Themes

As we write this year’s annual letter, the extreme volatility in global financial markets experienced over the past several months continues to persist amid uncertainty surrounding the global economic picture. Turmoil resulting from the year-long credit crisis and recession fears characterized U.S. equity markets during the 12-month period ending October 31, 2008. U.S. stock prices began the period modestly lower, but as the stresses in the credit markets grew, so did negative sentiment and volatility. In mid-September, the full weight of the credit crisis seized the global financial markets as Lehman Brothers was forced into bankruptcy. Other long-standing financial institutions also fell victim to the downward cycle, leaving many of them reluctant to extend any amount of credit to businesses and consumers. This helped fuel the crisis of confidence that spread through the markets and led to a dramatic equity market sell-off during September and October. The S&P 500® Index reached its lowest level since 2003 on October 27th. In response, the U.S. Treasury and U.S. Federal Reserve, along with other central banks around the world, took unprecedented steps to support markets and global financial institutions.

The number of moves initiated by the U.S. government included implementing the Troubled Asset Relief Program (TARP), engaging in monetary policy easing, insuring certain money market holdings for a period of time, injecting capital in financial institutions and providing a backstop for mortgage lenders Fannie Mae and Freddie Mac. All of these moves were an attempt to restore confidence in capital markets.

Despite these actions, most major U.S. indices were down over 30% during the 12-month period, ending October 31, 2008, with value performing slightly better than growth and small caps outperforming large caps. The financials sector was the worst performing group due to billions of dollars of write-downs and recapitalization efforts, as well as investor concerns of more bank failures. The materials sector also performed poorly, as dramatic spikes in commodity prices earlier in the year were matched by equally steep declines late in the summer and into the fall. This sharp decline in commodity prices, particularly oil prices, has helped ease concerns about inflation. While we believe this will be favorable for the economy over the long term, in the short term it reflects a decrease in consumer and industrial demand for oil, which exacerbates the market’s fear about the slowing economy. Consumer staples and health care were the best performing sectors, which is not particularly surprising given their historically defensive characteristics. As the period came to a close, concerns over credit availability, stability of the financial markets as well as the impact on economic activity from the credit crisis continued to weigh heavily on investors.

Long-Term Relative Performance Continued to be Strong

Despite the challenging market conditions, we have stayed true to our disciplined, long-term investment approach. And while our short-term performance has suffered, our long-term results generally remained strong relative to our peers. For the one-year period ended October 31, 2008, 54% of Janus retail funds ranked within Lipper’s top two quartiles based upon total returns. Looking longer-term, 78% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 81% ranked in Lipper’s top two quartiles for the five-year period ended October 31, 2008. (See complete rankings on page 3.)

Investment Team Depth

Throughout this challenging period, we have continued to expand our investment team capabilities, particularly our research analyst bench. In 2008, Janus added six new equity research analysts, nine equity junior analysts and seven research associates to the team. We believe their expertise and our strong research commitment will continue to position us well to gain the unique insight that is at the core of our investment process.

Janus Smart Portfolios  October 31, 2008  1

Continued

Outlook

As our investment team works diligently to find the best ideas, we keep in mind that the market is a discounting mechanism that largely reflects expectations of the future. As such, we could see the markets improve before the economic data reflects the signs of a recovery. Conversely, we have often seen markets begin to decline prior to a peak in economic activity. On that note, we believe encouraging signs were emerging late in the period. We think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Additionally, valuations across many markets have reached what we consider to be attractive levels. More specifically, our research has uncovered many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. We also believe there is significant cash sitting on the sidelines in money market funds and bank deposits that will likely return to the market once it begins to show signs of a recovery.

In closing, our long-term investment approach has not fundamentally changed for the past 39 years. We believe in our core research philosophy, but are adapting to the current market environment. We are reviewing the balance sheets of companies with more scrutiny given the overwhelming market focus on liquidity. We are also leveraging our fundamental research efforts through increased end market surveys to help us gain unique investment insight. We believe there are opportunities to be uncovered in markets like these. And we believe our research process will lead us to these opportunities.

We sincerely appreciate your continued investment in Janus funds. We recognize the confidence that you have placed in us and we continue in our quest to deliver strong, consistent fund performance to you, our investors. We believe that our commitment to research and our long-term investment approach will help us navigate through the current market cycle.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of October 2008 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

2  Janus Smart Portfolios  October 31, 2008

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 10/31/08

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund (Inception Date)

Janus Fund (2/70)	Large-Cap Growth Funds	63	491/784	28	189/674	52	288/559	45	119/267	15	3/19	63	493/789

Janus Enterprise Fund(1)(9/92)	Mid-Cap Growth Funds	28	167/611	16	83/532	6	25/425	57	110/195	30	14/47	28	166/608

Janus Orion Fund (6/00)	Multi-Cap Growth Funds	93	467/502	9	33/384	4	11/327	N/A	N/A	26	53/208	94	486/518

Janus Research Fund(1) (5/93)	Large-Cap Growth Funds	88	690/784	33	219/674	14	78/559	11	27/267	4	3/82	37	257/694

Janus Triton Fund(1)(2/05)	Small-Cap Growth Funds	40	235/594	6	27/494	N/A	N/A	N/A	N/A	3	10/463	5	22/530

Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	49	378/784	1	3/674	1	2/559	9	22/267	6	2/38	69	559/818

Janus Venture Fund* (4/85)	Small-Cap Growth Funds	98	582/594	58	286/494	47	187/399	50	98/196	19	2/10	41	123/299

Janus Global Life Sciences Fund (12/98)	Global Health/Biotechnology Funds	25	15/60	40	22/54	10	5/49	N/A	N/A	32	5/15	15	9/60

Janus Global Technology Fund (12/98)	Global Science & Technology Funds	27	25/95	35	31/90	48	38/79	N/A	N/A	21	5/23	40	36/90

Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	7	34/509	3	10/375	7	17/257	5	6/143	4	1/28	2	4/353

Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	94	747/799	6	37/642	1	3/455	N/A	N/A	13	29/233	13	29/233

Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	92	821/893	74	560/763	27	171/641	9	28/347	4	8/222	90	777/867

Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	96	852/893	91	689/763	61	386/641	21	70/347	10	8/84	93	803/867

INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	19	145/799	41	258/642	14	60/455	N/A	N/A	22	89/422	22	89/422

Janus Mid Cap Value Fund – Inv(1)(2) (8/98)	Mid-Cap Value Funds	5	16/362	2	3/280	3	6/213	3	2/75	4	2/65	4	2/65

Janus Small Cap Value Fund – Inv*(2) (10/87)	Small-Cap Core Funds	1	2/779	5	31/626	11	53/486	16	32/204	7	8/123	7	8/123

Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	11	60/568	8	34/467	11	43/397	15	30/199	10	2/20	13	68/538

Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	18	82/462	16	59/389	22	71/336	12	20/180	7	6/97	18	60/338

Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	5	13/261	4	8/211	4	7/175	10	8/84	16	4/24	7	18/259

Janus Global Opportunities Fund(1) (6/01)	Global Funds	50	232/465	52	182/355	74	210/283	N/A	N/A	19	39/205	19	39/205

Janus Global Research Fund(1)(2/05)	Global Funds	75	348/465	28	99/355	N/A	N/A	N/A	N/A	8	23/321	8	23/321

Janus Overseas Fund*(1) (5/94)	International Funds	88	1014/1153	1	8/843	1	5/696	6	21/350	2	2/107	1	5/664

Janus Worldwide Fund(1) (5/91)	Global Funds	81	374/465	80	282/355	95	268/283	88	115/131	36	6/16	88	261/296

Janus Smart Portfolio – Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	82	544/666	N/A	N/A	N/A	N/A	N/A	N/A	17	91/555	17	91/555

Janus Smart Portfolio – Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	54	274/509	N/A	N/A	N/A	N/A	N/A	N/A	13	48/386	13	48/386

Janus Smart Portfolio – Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	44	196/451	N/A	N/A	N/A	N/A	N/A	N/A	10	34/340	10	34/340

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)	Rating is for the Investor Share class only; other classes may have different performance characteristics.

*	Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives.

Janus Smart Portfolios  October 31, 2008  3

Useful Information About Your Portfolio Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Portfolios’ manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolios’ manager in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding each Portfolio’s Expense Example, which appears in each Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs (1) transaction costs, such as underlying funds’ redemption fees, where applicable (and any related exchange fees), and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2008 to October 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Portfolio’s total operating expenses, excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses to certain limits until at least March 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolios’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4  Janus Smart Portfolios  October 31, 2008

Janus Smart Portfolio - Growth (unaudited)	Ticker: JSPGX

Portfolio Snapshot
This asset allocation fund combines funds backed by Janus’ fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks growth of capital with approximately 80% allocated to stocks and 20% to bonds and money markets.

Dan Scherman
portfolio manager

Performance Overview

Janus Smart Portfolio – Growth lost 35.15% during the year ended October 31, 2008. This compares to a loss of 36.10% for the S&P 500® Index, the Portfolio’s official benchmark, during the same period. These results compare to a 34.06% loss by its secondary benchmark, the Growth Allocation Index. We believe this is an important perspective from which to view the portfolio’s results since the Growth Allocation Index includes stocks and bonds in roughly the same proportion as the portfolio.

Market Review

Describing the market environment over the 12 months as “challenging” would be a gross understatement. Six months ago, stocks appeared on pace for an annual loss of around 10% – a result that certainly would have been disappointing (though perhaps not catastrophic) in its own right. Since the housing bubble burst, the U.S. has entered a full-blown credit crisis, markets have struggled to digest an unprecedented unwinding of financial leverage and the global economy has tipped into recession. An aggressive policy response by government officials worldwide has so far failed to fully restore confidence to the markets, and stocks reacted by accelerating to the downside. As a result, an annual decline of merely 10% would now seem positively bullish by comparison.

Particularly frustrating from our perspective is the broad nature of the decline. While so-called “flight to safety” assets such as gold and U.S. government bonds held their value comparatively well, there have been few places to hide from this year’s unprecedented storm. As often happens during periods of extraordinary volatility, assets across a wide spectrum have become increasingly correlated amid the continuing turmoil. Said another way, segments of the market that tend to move in different directions from one another have temporarily begun moving in lockstep, thereby foiling attempts to reduce risk by diversifying across asset classes. This is particularly challenging for an asset allocation strategy such as ours, which relies on the less-than-perfect correlation of its underlying asset class exposures to produce results.

Portfolio Review

Given its more aggressive equity-to-bond allocation, Janus Smart Portfolio – Growth underperformed its Conservative and Moderate siblings. In similar fashion, more aggressive holdings within the portfolio such as Janus Overseas Fund and Janus Orion Fund underperformed their more conservative counterparts like Janus Adviser International Equity Fund (i.e., less emerging markets exposure than Overseas) and Janus Adviser INTECH Risk-Managed Growth Fund. Losses among our equity-oriented holdings were steep across the board, however, and all of our equity positions finished with sharp double-digit losses.

On the fixed income side of the portfolio, Janus Flexible Bond Fund finished the period with a modest gain. The fund’s relatively conservative positioning and sizable stake in U.S. Treasury holdings helped it perform relatively well despite a difficult market for bonds in general. Unfortunately, our position in Janus High Yield Bond Fund was not immune from a dramatic worsening of the corporate bond market. The fund was well-positioned relative to its asset class against such turmoil and outperformed more than 80% of its peers during this challenging period, but nonetheless fell sharply and became our lone setback in the fixed income space.

Investment Process

There were no substantial changes to the investment process during the period. Janus Smart Portfolio – Growth is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on controlling risk. The Portfolio is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven, risk-managed strategies and fundamentally driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a Portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of possible Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon

Janus Smart Portfolios  October 31, 2008  5

Janus Smart Portfolio - Growth (unaudited)

the specific risk/return objective of Janus Smart Portfolio – Growth. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

Investment Strategy

We made several adjustments to the portfolio during the period. Most notably, the strong performance of our bond portfolios left us over-allocated to fixed income relative to our strategic target. We rebalanced back toward that target by selling a portion of our Flexible Bond Fund position and re-deploying the proceeds into our equity fund holdings on a proportional basis. While selling bonds to buy stocks might seem counter-intuitive given the difficult environment for stocks, we have always viewed allocation decisions as strategic rather than tactical in nature and have therefore adhered to a fairly strict discipline when making such decisions. Moreover, by merely reducing (rather than entirely eliminating) our over-allocation to bonds, we have sought to strike an appropriate balance between the competing goals of minimizing downside risk on one hand and full equity market participation on the other.

We also made several changes to the equity side of the portfolio, including the addition of a small position in Janus Adviser Small Company Value Fund – a fund managed by Jakob Holm that invests in small, value-oriented stocks. We believe the fund is an appropriate addition to the lineup, because it deepens our exposure to these important segments of the market. We also incrementally added to our large cap value exposure by increasing our allocation to Janus Adviser INTECH Risk Managed Value Fund and reducing our exposure to its growth-oriented sibling. In addition, we completed an ongoing rebalancing of the international portion of the portfolio by distributing it more or less evenly between Laurent Saltiel’s Janus Adviser International Equity Fund and Brent Lynn’s more aggressive Janus Overseas Fund based on the latter’s higher emerging markets exposure. We believe these and other changes have left the portfolio appropriately positioned for the coming months.

Outlook

In closing, forecasting the direction of the market has always been a fool’s game – a fact that we believe forms part of the appeal of asset allocation strategies like ours in the first place. Accordingly, we believe it is far more important to invest with discipline and adhere to a long-term strategy than it is to try and time exactly when one segment of the market will assume leadership from another.

While there is simply no way to know what the market has in store for 2009, we are confident that the historical relationships that have traditionally made asset allocation such a powerful tool will re-assert themselves when the market regains some sense of normalcy. We are equally confident in the soundness of the investment processes and quality of the investment talent in place behind the underlying Janus, INTECH and Perkins funds in which we invest. These beliefs allow us to look forward with optimism despite what has truly been an extraordinarily difficult period for all investors.

Thank you for investing in Janus Smart Portfolio – Growth.

Janus Smart Portfolio – Growth (% of Net Assets)

Janus Adviser Flexible Bond Fund – Class I Shares	20.2%
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	13.9%
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	11.9%
Janus Adviser International Equity Fund – Class I Shares	10.0%
Janus Adviser International Growth Fund – Class I Shares	8.9%
Janus Growth and Income Fund	7.7%
Janus Twenty Fund	7.3%
Janus Research Fund	6.6%
Janus High-Yield Fund	3.6%
Janus Orion Fund	3.2%
Janus Adviser Large Cap Growth Fund – Class I Shares	3.0%
Janus Adviser Contrarian Fund – Class I Shares	2.7%
Janus Adviser Small Company Value Fund – Class I Shares	0.7%
Janus Overseas Fund	0.3%

6  Janus Smart Portfolios  October 31, 2008

(unaudited)

Janus Smart Portfolio - Growth At A Glance

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Janus Smart Portfolios  October 31, 2008  7

Janus Smart Portfolio - Growth (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008			Expense Ratios – for the fiscal year ended October 31, 2007
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Growth	–35.15%	–2.98%	0.90%	0.87%

S&P 500® Index	–36.10%	–6.74%

Growth Allocation Index	–34.06%	–4.66%

Lipper Quartile	4th	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Growth Funds	544/666	91/555

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of October 31, 2008, the limit will continue until at least March 1, 2009. For a period of three years subsequent to the Portfolios’ commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio’s expense ratio, including recovered expenses, falls below the respective expense limit. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

8  Janus Smart Portfolios  October 31, 2008

(unaudited)

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds. They are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 30, 2005

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$679.30	$1.01

Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	$1.22

†	Expenses are equal to the annualized expense ratio of 0.24%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital. The expense ratio does not include acquired fund fees and expenses.

Janus Smart Portfolios  October 31, 2008  9

Janus Smart Portfolio - Growth

Schedule of Investments

As of October 31, 2008

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 76.2%
456,916	Janus Adviser Contrarian Fund – Class I Shares	$3,943,186
1,850,255	Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	17,133,360
2,547,457	Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	19,870,161
2,051,566	Janus Adviser International Equity Fund – Class I Shares	14,278,901
364,576	Janus Adviser International Growth Fund – Class I Shares	12,745,582
228,309	Janus Adviser Large Cap Growth Fund – Class I Shares	4,267,098
87,957	Janus Adviser Small Company Value Fund – Class I Shares	934,982
504,452	Janus Growth and Income Fund	11,047,507
650,066	Janus Orion Fund	4,634,969
16,000	Janus Overseas Fund	433,920
517,974	Janus Research Fund	9,454,567
225,902	Janus Twenty Fund	10,457,025
		109,201,258
Fixed-Income Funds – 23.8%
2,523,072	Janus Adviser Flexible Bond Fund – Class I Shares	29,015,326
745,580	Janus High-Yield Fund	5,174,322
		34,189,648

Total Investments (total cost $190,067,283) – 100.0%		143,390,906

Cash, Receivables and Other Assets, net of Liabilities – (0.0)%		34,099

Net Assets – 100%		$143,425,005

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

10  Janus Smart Portfolios  October 31, 2008

Janus Smart Portfolio - Moderate (unaudited)	Ticker: JSPMX

Portfolio Snapshot
This asset allocation fund combines funds backed by Janus’ fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks growth of capital and income with approximately 60% allocated to stocks and 40% to bonds and money markets.

Dan Scherman
portfolio manager

Performance Overview

Janus Smart Portfolio – Moderate lost 26.77% during the year ended October 31, 2008. This compares to a loss of 36.10% for the S&P 500® Index, the Portfolio’s official benchmark, during the same period. These results compare to a 25.93% loss by its secondary benchmark, the Moderate Allocation Index. We believe the latter is an important perspective from which to view the portfolio’s results since the Moderate Allocation Index includes stocks and bonds in roughly the same proportion as the portfolio.

Market Review

Describing the market environment over the 12 months as “challenging” would be a gross understatement. Six months ago, stocks appeared on pace for an annual loss of around 10% – a result that certainly would have been disappointing (though perhaps not catastrophic) in its own right. Since the housing bubble burst, the U.S. has entered a full-blown credit crisis, markets have struggled to digest an unprecedented unwinding of financial leverage and the global economy has tipped into recession. An aggressive policy response by government officials worldwide has so far failed to fully restore confidence to the markets, and stocks reacted by accelerating to the downside. As a result, an annual decline of merely 10% would now seem positively bullish by comparison.

Particularly frustrating from our perspective is the broad nature of the decline. While so-called “flight to safety” assets such as gold and U.S. government bonds held their value comparatively well, there have been few places to hide from this year’s unprecedented storm. As often happens during periods of extraordinary volatility, assets across a wide spectrum have become increasingly correlated amid the continuing turmoil. Said another way, segments of the market that tend to move in different directions from one another have temporarily begun moving in lockstep, thereby foiling attempts to reduce risk by diversifying across asset classes. This is particularly challenging for an asset allocation strategy such as ours, which relies on the less-than-perfect correlation of its underlying asset class exposures to produce results.

Portfolio Review

The portfolio generally reflected the themes present in the overall market. All of our investments that are tied to the stock market fell hard and fast – particularly during the final two months of the period. Each of the 10 equity-oriented funds in the portfolio suffered double-digit declines, including a more than 50% drop by Janus Overseas Fund, a holding that had performed particularly well for us in prior periods. Losses were nearly as dramatic among some of our domestic-oriented funds, and it’s safe to say that none of our equity-oriented holdings were immune from the turmoil.

Our fixed-income holdings naturally performed better. Janus Flexible Bond Fund and Janus Short-Term Bond Fund each finished the period with modest gains. In the case of Janus Flexible Bond Fund, its relatively conservative positioning and sizable stake in U.S. Treasury holdings helped the fund perform well despite a difficult market for bonds in general. Unfortunately, our position in Janus High Yield Bond Fund was not immune from a dramatic worsening of the corporate bond market that was in turn characterized by an enormous spike in credit spreads. The fund was well-positioned relative to its asset class against such turmoil and outperformed more than 80% of its peers during this challenging period, but was nonetheless our lone setback in the fixed income space.

Investment Process

There were no substantial changes to the investment process during the period. Janus Smart Portfolio – Moderate is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing risk. The Portfolio is also designed to blend three of the core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a Portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific

Janus Smart Portfolios  October 31, 2008  11

Janus Smart Portfolio - Moderate (unaudited)

risk/return objective of Janus Smart Portfolio – Moderate. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

Investment Strategy

We made several adjustments to the portfolio during the period. Most notably, the strong performance of our bond portfolios left us somewhat over-allocated to fixed income relative to our strategic target. We rebalanced back toward that target by selling a portion of our Flexible Bond Fund position and re-deploying the proceeds into our equity fund holdings on a proportional basis. While selling bonds to buy stocks might seem counter-intuitive given the difficult environment for stocks, we have always viewed allocation decisions as strategic rather than tactical in nature and have therefore adhered to a fairly strict discipline when making such decisions. Moreover, by merely reducing (rather than entirely eliminating) our over-allocation to bonds, we have sought to strike an appropriate balance between the competing goals of minimizing downside risk on one hand and full equity market participation on the other.

We also made several changes to the equity side of the portfolio, including the addition earlier in the year of a small position in Janus Fund – a growth-oriented portfolio with a focus on preservation of capital managed by Janus co-CIO Jonathan Coleman and Dan Riff. We believe Janus Fund complements the other equity funds in the portfolio and have been satisfied with the fund’s performance since its debut in the portfolio. In addition to a few other minor changes, we also finished rebalancing the international portion of the portfolio by distributing it more or less evenly between Laurent Saltiel’s Janus Adviser International Equity Fund and Brent Lynn’s more aggressive Janus Overseas Fund based on the latter’s higher emerging markets exposure.

Outlook

In closing, forecasting the direction of the market has always been a fool’s game – a fact that we believe forms part of the appeal of asset allocation strategies like ours in the first place. Accordingly, we believe it is far more important to invest with discipline and adhere to a long-term strategy than it is to try and time exactly when one segment of the market will assume leadership from another.

While there is simply no way to know what the market has in store for 2009, we are confident that the historical relationships that have traditionally made asset allocation such a powerful tool will re-assert themselves when the market regains some sense of normalcy. We are equally confident in the soundness of the investment processes and quality of the investment talent in place behind the underlying Janus, INTECH and Perkins funds in which we invest. These beliefs allow us to look forward with optimism despite what has truly been an extraordinarily difficult period for all investors.

Thank you for investing in Janus Smart Portfolio – Moderate.

Janus Smart Portfolio – Moderate (% of Net Assets)

Janus Adviser Flexible Bond Fund – Class I Shares	36.2%
Janus Adviser INTECH Risk-Managed Value Fund - Class I Shares	10.2%
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	8.9%
Janus Growth and Income Fund	7.4%
Janus Adviser International Equity Fund – Class I Shares	7.3%
Janus Adviser International Growth Fund – Class I Shares	7.3%
Janus Short-Term Bond Fund	5.4%
Janus Research Fund	4.5%
Janus Twenty Fund	3.5%
Janus High-Yield Fund	3.5%
Janus Adviser Large Cap Growth Fund – Class I Shares	2.8%
Janus Orion Fund	2.6%
Janus Overseas Fund	0.3%

12  Janus Smart Portfolios  October 31, 2008

(unaudited)

Janus Smart Portfolio - Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Janus Smart Portfolios  October 31, 2008  13

Janus Smart Portfolio - Moderate (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008			Expense Ratios – for the fiscal year ended October 31, 2007
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Moderate	–26.77%	–1.31%	0.90%	0.84%

S&P 500® Index	–36.10%	–6.74%

Moderate Allocation Index	–25.93%	–2.61%

Lipper Quartile	3rd	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Moderate Funds	274/509	48/386

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of October 31, 2008, the limit will continue in effect until at least March 1, 2009. For a period of three years subsequent to the Portfolios’ commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio’s expense ratio, including recovered expenses, falls below the respective expense limit. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

14  Janus Smart Portfolios  October 31, 2008

(unaudited)

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds. They are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 30, 2005

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08-10/31/08)†

Actual	$1,000.00	$754.20	$0.88

Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02

†	Expenses are equal to the annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital. The expense ratio does not include acquired fund fees and expenses.

Janus Smart Portfolios  October 31, 2008  15

Janus Smart Portfolio - Moderate

Schedule of Investments

As of October 31, 2008

Shares		Value

Mutual Funds(1) – 99.9%
Equity Funds – 54.8%
1,062,933	Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	$9,842,761
1,446,297	Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	11,281,113
1,163,756	Janus Adviser International Equity Fund – Class I Shares	8,099,742
230,419	Janus Adviser International Growth Fund – Class I Shares	8,055,446
168,314	Janus Adviser Large Cap Growth Fund – Class I Shares	3,145,797
374,022	Janus Growth and Income Fund	8,191,082
405,185	Janus Orion Fund	2,888,967
11,500	Janus Overseas Fund	311,880
275,728	Janus Research Fund	5,032,039
84,333	Janus Twenty Fund	3,903,765
		60,752,592
Fixed-Income Funds – 45.1%
3,484,942	Janus Adviser Flexible Bond Fund – Class I Shares	40,076,835
552,585	Janus High-Yield Fund	3,834,939
2,098,488	Janus Short-Term Bond Fund	6,022,661
		49,934,435

Total Investments (total cost $136,638,327) – 99.9%		110,687,027

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		68,937

Net Assets – 100%		$110,755,964

(1)	The portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

16  Janus Smart Portfolios  October 31, 2008

Janus Smart Portfolio - Conservative (unaudited)	Ticker: JSPCX

Portfolio Snapshot
This asset allocation fund combines funds backed by Janus’ fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks income and a secondary emphasis of growth of capital with approximately 60% allocated to bonds and money markets and 40% to stocks.

Dan Scherman
portfolio manager

Performance Overview

Janus Smart Portfolio – Conservative lost 18.26% during the year ended October 31, 2008. This compares to a loss of 36.10% for the S&P 500® Index, the Portfolio’s official benchmark, during the same period. These results compare to a 17.47% loss by its secondary benchmark, the Conservative Allocation Index. We believe the latter is an important perspective from which to view the portfolio’s results since the Conservative Allocation Index includes stocks and bonds in roughly the same proportion as the portfolio.

Market Review

Describing the market environment over the 12 months as “challenging” would be a gross understatement. Six months ago, stocks appeared on pace for an annual loss of around 10% – a result that certainly would have been disappointing (though perhaps not catastrophic) in its own right. Since the housing bubble burst, the U.S. has entered a full-blown credit crisis, markets have struggled to digest an unprecedented unwinding of financial leverage and the global economy has tipped into recession. An aggressive policy response by government officials worldwide has so far failed to fully restore confidence to the markets, and stocks reacted by accelerating to the downside. As a result, an annual decline of merely 10% would now seem positively bullish by comparison.

Particularly frustrating from our perspective is the broad nature of the decline. While so-called “flight to safety” assets such as gold and U.S. government bonds held their value comparatively well, there have been few places to hide from this year’s unprecedented storm: As often happens during periods of extraordinary volatility, assets across a wide spectrum have become increasingly correlated amid the continuing turmoil. Said another way, segments of the market that tend to move in different directions from one another have temporarily begun moving in lockstep, thereby foiling attempts to reduce risk by diversifying across asset classes. This is particularly challenging for an asset allocation strategy such as ours, which relies on the less-than-perfect correlation of its underlying asset class exposures to produce results.

Portfolio Review

Given its relatively conservative mix of stocks and bonds, Janus Smart Portfolio – Conservative outperformed its more aggressive siblings in the Janus Smart Portfolio suite. The portfolio was hardly exempt from the market sell-off, however, and finished the period with a loss of more than 18%. Declines were led by our exposure to equity funds, which were sharply lower across the board.

Our fixed-income holdings performed better, with Janus Flexible Bond Fund and Janus Short-Term Bond Fund each finishing the period with gains. In the case of Janus Flexible Bond Fund, its relatively conservative positioning and sizable stake in U.S. Treasury holdings helped the fund perform well despite a difficult market for corporate bonds in general. For its part, Janus Short Term Bond Fund benefited from good credit selection and a substantial decline in short-term rates that was in turn catalyzed by the U.S. Federal Reserve’s campaign to ease monetary policy. Unfortunately, our position in Janus High Yield Bond Fund was not immune from a dramatic worsening of the corporate bond market that was in turn characterized by an enormous spike in credit spreads. The fund was well-positioned relative to its asset class against such turmoil and outperformed more than 80% of its peers during this challenging period, but was nonetheless our lone setback in the fixed income space.

Investment Process

There were no substantial changes to the investment process during the period. Janus Smart Portfolio – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing risk. The Portfolio is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a Portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we

Janus Smart Portfolios  October 31, 2008  17

Janus Smart Portfolio - Conservative (unaudited)

establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Conservative. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

Investment Strategy

We made several adjustments to the portfolio during the period. Most notably, the strong performance of our bond portfolios left us somewhat over-allocated to fixed income relative to our strategic target. We rebalanced back toward that target by selling a portion of our Flexible Bond Fund position and re-deploying the proceeds into our equity fund holdings on a proportional basis. While selling bonds to buy stocks might seem counter-intuitive given the difficult environment for stocks, we have always viewed allocation decisions as strategic rather than tactical in nature and have therefore adhered to a fairly strict discipline when making such decisions. Moreover, by merely reducing (rather than entirely eliminating) our over-allocation to bonds, we have sought to strike an appropriate balance between the competing goals of minimizing downside risk on one hand and equity market participation on the other.

In addition, we increased our exposure to Janus High Yield Fund using the proceeds from an incremental reduction in Janus Flexible Bond Fund. While we believe it’s possible to make a case that high yield bonds in general are compelling from a relative valuation standpoint, this re-allocation was primarily due to a desire to bring the portfolio in line with our longer-term strategic targets.

We also made several changes to the equity side of the portfolio, including a modest re-allocation from Janus Adviser INTECH Risk-Managed Growth Fund to its value-oriented counterpart, Janus Adviser INTECH Risk-Managed Value Fund. We also rebalanced the international portion of the portfolio by distributing it more or less evenly between Laurent Saltiel’s Janus Adviser International Equity Fund and Brent Lynn’s more aggressive Janus Overseas Fund based on the latter’s higher emerging market exposure. We believe these and other modest changes have left the portfolio well positioned for the coming months.

Outlook

In closing, forecasting the direction of the market has always been a fool’s game – a fact that we believe forms part of the appeal of asset allocation strategies like ours in the first place. Accordingly, we believe it is far more important to invest with discipline and adhere to a long-term strategy than it is to try and time exactly when one segment of the market will assume leadership from another.

While there is simply no way to know what the market has in store for 2009, we are confident that the historical relationships that have traditionally made asset allocation such a powerful tool will re-assert themselves when the market regains some sense of normalcy. We are equally confident in the soundness of the investment processes and quality of the investment talent in place behind the underlying Janus, INTECH and Perkins funds in which we invest. These beliefs allow us to look forward with optimism despite what has truly been an extraordinarily difficult period for all investors.

Thank you for investing in Janus Smart Portfolio – Conservative.

Janus Smart Portfolio – Conservative (% of Net Assets)

Janus Adviser Flexible Bond Fund – Class I Shares	52.3%
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	7.5%
Janus Short-Term Bond Fund	7.3%
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	6.6%
Janus Growth and Income Fund	4.9%
Janus High-Yield Fund	4.6%
Janus Adviser International Equity Fund – Class I Shares	4.3%
Janus Adviser Contrarian Fund – Class I Shares	3.5%
Janus Adviser International Growth Fund – Class I Shares	3.4%
Janus Research Fund	2.7%
Janus Orion Fund	2.6%
Janus Overseas Fund	0.3%

18  Janus Smart Portfolios  October 31, 2008

(unaudited)

Janus Smart Portfolio - Conservative At A Glance

Asset Allocation – (% of Net Assets)
As of October 31, 2008

Janus Smart Portfolios  October 31, 2008  19

Janus Smart Portfolio - Conservative (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2008			Expense Ratios – for the fiscal year ended October 31, 2007
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Conservative	–18.26%	0.28%	0.91%	0.73%

S&P 500® Index	–36.10%	–6.74%

Conservative Allocation Index	–17.47%	–0.62%

Lipper Quartile	2nd	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Conservative Funds	196/451	34/340

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of October 31, 2008, the limit will continue in effect until at least March 1, 2009. For a period of three years subsequent to the Portfolios’ commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio’s expense ratio, including recovered expenses, falls below the respective expense limit. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

20  Janus Smart Portfolios  October 31, 2008

(unaudited)

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios and Janus Adviser Modular Portfolio Construction® Fund. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds. They are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay onPortfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 30, 2005

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(5/1/08)	(10/31/08)	(5/1/08- 10/31/08)†

Actual	$1,000.00	$825.00	$0.78

Hypothetical (5% return before expenses)	$1,000.00	$1,024.28	$0.87

†	Expenses are equal to the annualized expense ratio of 0.17%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital. The expense ratio does not include acquired fund fees and expenses.

Janus Smart Portfolios  October 31, 2008  21

Janus Smart Portfolio - Conservative

Schedule of Investments

As of October 31, 2008

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 35.8%
336,441	Janus Adviser Contrarian Fund – Class I Shares	$2,903,488
591,496	Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	5,477,253
809,919	Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	6,317,367
512,971	Janus Adviser International Equity Fund – Class I Shares	3,570,280
80,186	Janus Adviser International Growth Fund – Class I Shares	2,803,318
187,798	Janus Growth and Income Fund	4,112,766
299,085	Janus Orion Fund	2,132,476
10,000	Janus Overseas Fund	271,200
121,274	Janus Research Fund	2,213,245
		29,801,393
Fixed-Income Funds – 64.2%
3,766,306	Janus Adviser Flexible Bond Fund – Class I Shares	43,427,516
553,357	Janus High-Yield Fund	3,840,298
2,130,559	Janus Short-Term Bond Fund	6,114,703
		53,382,517

Total Investments (total cost $96,106,797) – 100.0%		83,183,910

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		34,970

Net Assets – 100%		$83,218,880

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

22  Janus Smart Portfolios  October 31, 2008

Statements of Assets and Liabilities

	Janus Smart	Janus Smart	Janus Smart
As of October 31, 2008	Portfolio -	Portfolio -	Portfolio -
(all numbers in thousands except net asset value per share)	Growth	Moderate	Conservative

Assets:
Investments at cost	$190,067	$136,638	$96,107
Investments at value	$143,391	$110,687	$83,184
Receivables:
Investments Sold	–	16	114
Portfolio shares sold	227	463	65
Dividends	4	6	15
Due from adviser	71	53	39
Non-interested Trustees’ deferred compensation	2	2	1
Other assets	4	4	3
Total Assets	143,699	111,231	83,421
Liabilities:
Payables:
Investments purchased	22	–	–
Portfolio shares repurchased	180	423	157
Dividends and distributions	–	–	–
Advisory fees	6	5	4
Transfer agent fees and expenses	45	27	16
Non-interested Trustees’ fees and expenses	1	–	–
Non-interested Trustees’ deferred compensation fees	2	2	1
Accrued expenses	18	18	24
Total Liabilities	274	475	202
Net Assets	$143,425	$110,756	$83,219
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$195,971	$139,694	$97,526
Undistributed net investment income/(loss)*	1,439	2,070	2,052
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(7,309)	(5,057)	(3,436)
Unrealized appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(46,676)	(25,951)	(12,923)
Total Net Assets	$143,425	$110,756	$83,219
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,631	12,234	8,742
Net Asset Value Per Share	$8.62	$9.05	$9.52

*	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Smart Portfolios  October 31, 2008  23

Statements of Operations

	Janus Smart	Janus Smart	Janus Smart
For the fiscal year ended October 31, 2008	Portfolio -	Portfolio -	Portfolio -
(all numbers in thousands)	Growth	Moderate	Conservative

Investment Income:
Dividends from affiliates	$4,006	$3,756	$2,945
Total Investment Income	4,006	3,756	2,945
Expenses:
Advisory fees	91	66	44
Transfer agent fees and expenses	265	154	89
Postage and mailing expenses	27	17	11
Audit fees	24	24	24
Non-interested Trustees’ fees and expenses	7	6	5
Printing expenses	45	39	38
Other expenses	15	14	7
Total Expenses	474	320	218
Expense and Fee Offset	(10)	(6)	(4)
Net Expenses	464	314	214
Less: Excess Expense Reimbursement	(24)	(49)	(64)
Net Expenses after Expense Reimbursement	440	265	150
Net Investment Income/(Loss)	3,566	3,491	2,795
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	(10,967)	(7,402)	(4,379)
Capital gain distributions from Underlying Funds	3,848	2,444	994
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(72,123)	(39,208)	(17,170)
Net Gain/(Loss) on Investments	(79,242)	(44,166)	(20,555)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(75,676)	$(40,675)	$(17,760)

See Notes to Financial Statements.

24  Janus Smart Portfolios  October 31, 2008

Statements of Changes in Net Assets

	Janus Smart		Janus Smart		Janus Smart
	Portfolio -		Portfolio -		Portfolio -
For the fiscal year ended October 31	Growth		Moderate		Conservative
(all numbers in thousands)	2008	2007	2008	2007	2008	2007(1)

Operations:
Net investment income/(loss)	$3,566	$1,653	$3,491	$1,964	$2,795	$1,264
Net realized gain/(loss) from investment transactions	(7,119)	5,104	(4,958)	2,742	(3,385)	879
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(72,123)	22,020	(39,208)	11,179	(17,170)	3,570
Net Increase/(Decrease) in Net Assets Resulting from Operations	(75,676)	28,777	(40,675)	15,885	(17,760)	5,713
Dividends and Distributions to Shareholders:
Net investment income *	(3,164)	(896)	(2,927)	(872)	(1,824)	(416)
Net realized gain/(loss) from investment transactions*	(5,239)	(293)	(2,811)	(82)	(926)	(46)
Net Decrease from Dividends and Distributions	(8,403)	(1,189)	(5,738)	(954)	(2,750)	(462)
Capital Share Transactions:
Shares sold	98,569	117,647	78,191	76,960	81,751	62,012
Reinvested dividends and distributions	8,341	1,183	5,704	940	2,739	459
Shares repurchased	(55,867)	(36,751)	(49,733)	(21,090)	(49,465)	(18,507)
Net Increase/(Decrease) from Capital Share Transactions	51,043	82,079	34,162	56,810	35,025	43,964
Net Increase/(Decrease) in Net Assets	(33,036)	109,667	(12,251)	71,741	14,515	49,215
Net Assets:
Beginning of period	176,461	66,794	123,007	51,266	68,704	19,489
End of period	$143,425	$176,461	$110,756	$123,007	$83,219	$68,704

Undistributed net investment income/(loss)*	$1,439	$1,036	$2,070	$1,507	$2,052	$1,081

*	See Note 4 in Notes to Financial Statements.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

Janus Smart Portfolios  October 31, 2008  25

Financial Highlights

For a share outstanding during	Janus Smart Portfolio – Growth
the fiscal year or period ended October 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$13.95	$11.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	.24	.16	.05
Net gains/(losses) on securities (both realized and unrealized)	(4.93)	2.62	1.29
Total from Investment Operations	(4.69)	2.78	1.34
Less Distributions:
Dividends (from net investment income)*	(.24)	(.13)	–
Distributions (from capital gains)*	(.40)	(.04)	–
Total Distributions	(.64)	(.17)	–
Net Asset Value, End of Period	$8.62	$13.95	$11.34
Total Return **	(35.15)%	24.81%	13.40%
Net Assets, End of Period (in thousands)	$143,425	$176,461	$66,794
Average Net Assets for the Period (in thousands)	$183,091	$124,708	$34,131
Ratio of Gross Expenses to Average Net Assets***(2)	0.25%(3)	0.25%(3)	0.25%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.24%	0.24%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.95%	1.32%	0.98%
Portfolio Turnover Rate***	55%	19%	28%

For a share outstanding during	Janus Smart Portfolio – Moderate
the fiscal year or period ended October 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$12.95	$11.04	$10.00
Income from Investment Operations:
Net investment income/(loss)	.31	.23	.09
Net gains/(losses) on securities (both realized and unrealized)	(3.64)	1.86	.95
Total from Investment Operations	(3.33)	2.09	1.04
Less Distributions:
Dividends (from net investment income)*	(.29)	(.16)	–
Distributions (from capital gains)*	(.28)	(.02)	–
Total Distributions	(.57)	(.18)	–
Net Asset Value, End of Period	$9.05	$12.95	$11.04
Total Return **	(26.77)%	19.16%	10.40%
Net Assets, End of Period (in thousands)	$110,756	$123,007	$51,266
Average Net Assets for the Period (in thousands)	$132,650	$87,462	$25,078
Ratio of Gross Expenses to Average Net Assets***(2)	0.21%(4)	0.21%(4)	0.21%(4)
Ratio of Net Expenses to Average Net Assets***(2)	0.20%	0.20%	0.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.63%	2.24%	1.97%
Portfolio Turnover Rate***	71%	15%	16%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through October 31, 2006.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The ratio was 0.26% in 2008, 0.28% in 2007 and 0.39% in 2006 before waiver of certain fees incurred by the Portfolio.
(4)	The ratio was 0.24% in 2008, 0.27% in 2007 and 0.42% in 2006 before waiver of certain fees incurred by the Portfolio.

See Notes to Financial Statements.

26  Janus Smart Portfolios  October 31, 2008

For a share outstanding during	Janus Smart Portfolio – Conservative
the fiscal year or period ended October 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$12.09	$10.82	$10.00
Income from Investment Operations:
Net investment income/(loss)	.33	.26	.13
Net gains/(losses) on securities (both realized and unrealized)	(2.46)	1.23	.69
Total from Investment Operations	(2.13)	1.49	.82
Less Distributions:
Dividends (from net investment income)*	(.29)	(.20)	–
Distributions (from capital gains)*	(.15)	(.02)	–
Total Distributions	(.44)	(.22)	–
Net Asset Value, End of Period	$9.52	$12.09	$10.82
Total Return **	(18.26)%	13.98%	8.20%
Net Assets, End of Period (in thousands)	$83,219	$68,704	$19,489
Average Net Assets for the Period (in thousands)	$88,345	$41,512	$9,992
Ratio of Gross Expenses to Average Net Assets***(2)	0.17%(3)	0.18%(3)	0.18%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.17%	0.17%	0.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.16%	3.04%	2.78%
Portfolio Turnover Rate***	90%	16%	20%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through October 31, 2006.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The ratio was 0.25% in 2008, 0.36% in 2007 and 0.69% in 2006 before waiver of certain fees incurred by the Portfolio.

See Notes to Financial Statements.

Janus Smart Portfolios  October 31, 2008  27

Notes to Schedules of Investments

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays Capital U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%). Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.

Dow Jones Wilshire 5000 Index	An index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Growth Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Barclays Capital U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets IndexSM (5%). Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.

Barclays Capital U.S. Aggregate Bond Index	Is made up of the Barclays Capital U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.

Lipper Mixed-Asset Target Allocation Conservative Funds	The Lipper Mixed-Asset Target Allocation Conservative Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Conservative Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Growth Funds	The Lipper Mixed-Asset Target Allocation Growth Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Growth Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM (2%). Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	Is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

28  Janus Smart Portfolios  October 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Smart Portfolio — Growth, Janus Smart Portfolio — Moderate and Janus Smart Portfolio — Conservative (collectively the “Portfolios” and individually a “Portfolio”) are series Portfolios. The Portfolios each operate as a “fund of funds,” meaning substantially all of the Portfolios’ assets will be invested in other Janus mutual funds (the “underlying funds”). Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Portfolios are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-eight funds. Each Portfolio in this report is classified as diversified as defined in the 1940 Act. The Portfolios are no-load investments.

Certain prior year amounts in the Statement of Changes in Net Assets for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Portfolios and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Underlying Funds
Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Portfolio has a target allocation, which is how each Portfolio’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Portfolio’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Smart Portfolio – Growth; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Smart Portfolio – Moderate; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Smart Portfolio – Conservative. A brief description of each of the underlying funds that the Portfolios may invest in are as follows.

INVESTMENTS IN EQUITY SECURITIES
INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in common stocks from the universe of the fund’s benchmark, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER BALANCED FUND – CLASS I and JANUS BALANCED FUND seek long-term capital growth, consistent with preservation of capital and balanced by current income. Each fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. Each fund normally invests at least 25% of its assets in fixed-income senior securities.

JANUS ADVISER CONTRARIAN FUND – CLASS I and JANUS CONTRARIAN FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS ADVISER FORTY FUND – CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ADVISER FUNDAMENTAL EQUITY FUND – CLASS I and JANUS FUNDAMENTAL EQUITY FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). Each fund may invest in companies of any size.

JANUS ADVISER GLOBAL REAL ESTATE FUND – CLASS I seeks total return through a combination of capital appreciation and current income. The fund invests, under

Janus Smart Portfolios  October 31, 2008  29

Notes to Financial Statements (continued)

normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks and other equity securities, including, but not limited to, real estate investment trusts (REITs) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

JANUS ADVISER GLOBAL RESEARCH FUND – CLASS I and JANUS GLOBAL RESEARCH FUND seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Each fund may invest in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. Each fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. Each fund may have significant exposure to emerging markets.

JANUS ADVISER GROWTH AND INCOME FUND – CLASS I and JANUS GROWTH AND INCOME FUND seek long-term capital growth and current income. Each fund pursues its investment objective by normally emphasizing investments in common stocks. Each fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments.

JANUS ADVISER INTECH RISK-MANAGED CORE FUND – CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND – CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED INTERNATIONAL FUND – CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Morgan Stanley Capital International (“MSCI”) EAFE® (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND – CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTERNATIONAL EQUITY FUND – CLASS I seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

JANUS ADVISER INTERNATIONAL GROWTH FUND – CLASS I and JANUS OVERSEAS FUND seek long-term growth of capital. Each fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. Each fund normally invests in securities of issuers from several different countries, excluding the United States. Although each fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets

30  Janus Smart Portfolios  October 31, 2008

in a single country. Each fund may have significant exposure to emerging markets.

JANUS ADVISER LARGE CAP GROWTH FUND – CLASS I seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase.

JANUS ADVISER LONG/SHORT FUND – CLASS I seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund’s portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle, and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund’s portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund’s investment policies.

JANUS ADVISER MID CAP GROWTH FUND – CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company.

JANUS ADVISER MID CAP VALUE FUND – CLASS I and JANUS MID CAP VALUE FUND –INVESTOR SHARES seek capital appreciation. Each fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. Each fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. Each fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index.

JANUS ADVISER ORION FUND – CLASS I and JANUS ORION FUND seek long-term growth of capital. Each fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. Each fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ADVISER SMALL COMPANY VALUE FUND – CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio manager. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index.

JANUS ADVISER SMALL-MID GROWTH FUND – CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

JANUS ADVISER WORLDWIDE FUND – CLASS I and JANUS WORLDWIDE FUND seek long-term growth of capital in a manner consistent with the preservation of capital. Each fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. Each fund normally invests in issuers from several different countries, including the United States. Each fund may, under unusual circumstances, invest in a single country. Each fund may have significant exposure to emerging markets.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index.

JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity

Janus Smart Portfolios  October 31, 2008  31

Notes to Financial Statements (continued)

securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

INVESTMENTS IN FIXED-INCOME SECURITIES
JANUS ADVISER FLEXIBLE BOND FUND – CLASS I and JANUS FLEXIBLE BOND FUND seek to obtain maximum total return, consistent with preservation of capital. Each fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. Each fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. Each fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. Each fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.

JANUS ADVISER FLOATING RATE HIGH INCOME FUND – CLASS I seeks to obtain high current income. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in floating or adjustable rate loans and other floating or adjustable rate securities, including other senior loan investment companies and derivatives with exposure to senior loans. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds. While the fund generally seeks to invest in senior floating rate loans, the fund may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-yield/high-risk bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates. The fund’s investments in floating rate

32  Janus Smart Portfolios  October 31, 2008

securities are generally rated below investment grade or are unrated and have characteristics considered below investment grade.

JANUS ADVISER HIGH-YIELD FUND – CLASS I and JANUS HIGH-YIELD FUND seek to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Each fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. Each fund may at times invest all of its assets in such securities. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

INVESTMENTS IN CASH EQUIVALENTS
JANUS MONEY MARKET FUND – INVESTOR SHARES seeks maximum current income to the extent consistent with stability of capital. The fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The fund also intends to invest in repurchase agreements.

CASH EQUIVALENTS include money market instruments (such as certificates of deposit, time deposits, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, and other short-term corporate instruments).

Investment Valuation
A Portfolio’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the underlying money market fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the underlying funds’ Trustees.

Janus Smart Portfolios  October 31, 2008  33

Notes to Financial Statements (continued)

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and capital gain distributions, if any, from the underlying funds are recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts.

Expenses
Each Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the funds or Portfolios in the Trust. Additionally, each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The underlying funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The underlying funds do not have the right to vote on securities while they are being lent; however, the underlying funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the underlying funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities of the underlying funds that are not denominated in U.S. dollars. Loaned securities and related collateral of the underlying funds are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the underlying funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the underlying funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each of the borrowing underlying funds’ total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The underlying funds, except INTECH Risk-Managed Stock Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, Janus Adviser INTECH Risk-Managed Value Fund (together, the “Risk-Managed funds”) and Janus Money Market Fund, may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings of the underlying funds and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arises from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract and is included in “Net realized gain/(loss) from investment and

34  Janus Smart Portfolios  October 31, 2008

foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the underlying funds are fully collateralized by other securities. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The underlying funds, except Janus Money Market Fund, may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The underlying funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities of the underlying funds are designated as collateral for market value on futures contracts. Such collateral is in the possession of the underlying funds’ custodian.

Swaps
The underlying funds, except the Risk-Managed funds and Janus Money Market Fund, may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligations to an underlying fund. If the other party to a swap defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If an underlying fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the underlying fund and reduce the underlying fund’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The underlying funds, except Janus Money Market Fund, may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The underlying funds may utilize American-Style and European style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The underlying funds, except the Risk-Managed funds and Janus Money Market Fund, may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The underlying funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The underlying funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the underlying funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the underlying funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the underlying funds could result in the underlying funds buying or selling a security at a price different from the current market value.

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Notes to Financial Statements (continued)

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid by the underlying funds.

The underlying funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

The risk in writing call options is that the underlying funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the underlying funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the underlying funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the underlying funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the underlying funds may recognize due to written call options.

Mortgage Dollar Rolls
The underlying funds, Janus Adviser Global Real Estate Fund, Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund, Janus Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a pre-determined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds, maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis
The underlying funds, Janus Adviser Global Real Estate Fund, Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund, Janus Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased or sold on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Floating Rate Loans
The underlying funds, Janus Adviser Balanced Fund, Janus Balanced Fund, Janus Adviser Long/Short Fund, Janus Adviser

36  Janus Smart Portfolios  October 31, 2008

Flexible Bond Fund, Janus Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
The underlying funds, Janus Adviser Balanced Fund, Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser Long/Short Fund, Janus Balanced Fund, Janus Flexible Bond Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Short Sales
The underlying funds, except the Risk-Managed funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own, or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Risk-Managed funds and Janus Money Market Fund, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of an underlying fund’s, except Janus Adviser Long/Short Fund, short sales positions, other than short sales against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that an underlying fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that an underlying

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Notes to Financial Statements (continued)

fund may recognize upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by other securities.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The underlying funds, except Janus Money Market Fund may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

Exchange-Traded Notes
The underlying funds, except Janus Money Market Fund may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total return. The underlying funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the underlying funds’ invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the underlying funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The underlying funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The underlying funds, except the Risk-Managed funds and Janus Money Market Fund, may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The underlying funds, except Janus Money Market Fund, may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. An

38  Janus Smart Portfolios  October 31, 2008

underlying fund may not experience similar performance as its assets grow.

Additional Investment Risk
The underlying funds, particularly Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. The Risk-Managed funds do not intend to invest in high-yield/high-risk bonds.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolios generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Portfolios will be automatically reinvested into additional shares of that Portfolio based upon the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolios adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolios’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2008, the Portfolios did not have a liability for any unrecognized tax benefits. The Portfolios have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolios’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based

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Notes to Financial Statements (continued)

on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Portfolios will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolios’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolios pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Portfolio.

Advisory
Portfolio	Fee%

Janus Smart Portfolio - Growth	0.05%
Janus Smart Portfolio - Moderate	0.05%
Janus Smart Portfolio - Conservative	0.05%

Janus Capital has agreed until at least March 1, 2009 to reimburse the Portfolios by the amount, if any, that such Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Portfolios by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Portfolio	Expense Limit Fee%

Janus Smart Portfolio - Growth	0.24%
Janus Smart Portfolio - Moderate	0.20%
Janus Smart Portfolio - Conservative	0.17%

Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Portfolios for a three-year period commencing with the operations of the Portfolios, provided that at no time during such period shall the normal operating expenses allocated to any of the Portfolios, with the exceptions noted above, exceed the percentages stated. This recoup of such reimbursements will expire December 30, 2008. For the fiscal year ended October 31, 2008, total reimbursement by Janus Capital and the recoupment that may be potentially made to Janus Capital are indicated in the table below:

Portfolio	Reimbursement	Total Recoupment

Janus Smart Portfolio - Growth	$24,015	$70,554
Janus Smart Portfolio - Moderate	$48,798	148,363
Janus Smart Portfolio - Conservative	$63,674	193,405

The Portfolios’ expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. The Portfolios could have employed the assets used by the transfer agent to produce income if they had not entered into an expense offset arrangement.

Each Portfolio pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Portfolio’s and underlying funds’ transfer agent, an asset-weighted average annual fee based on the proportion of each Portfolio’s total net assets sold directly and the proportion of each Portfolio’s net assets sold through financial intermediaries. For transfer agency and other services prior to October 13, 2008, Janus Services received a fee at an annual rate of 0.05% of each Portfolio’s total net assets. Effective October 13, 2008, Janus Services receives an asset-weighted fee from each Portfolio based on the average proportion of each Portfolio’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for transfer agent services for each portfolio.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the . All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease,

40  Janus Smart Portfolios  October 31, 2008

as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the as unrealized appreciation/(depreciation) and is shown as of October 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2008.

Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolios, except for the Chief Compliance Officer. Effective January 1, 2006, the Portfolios began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $76,461 was paid by the Trust during fiscal year ended October 31, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

3.	Purchases and Sales of Investment Securities

For the fiscal year ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) were as follows:

				Proceeds from
			Purchases of	Sales of
		Proceeds from	Long-Term	Long-Term
	Purchases of	Sales of	U.S. Government	U.S. Government
Portfolio	Securities	Securities	Obligations	Obligations

Janus Smart Portfolio - Growth	$149,933,897	$99,953,037	$–	$–
Janus Smart Portfolio - Moderate	127,609,809	93,354,346	–	–
Janus Smart Portfolio - Conservative	115,057,253	79,058,581	–	–

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolios must satisfy under the income tax regulations; (2) losses or deductions the Portfolios may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

	Undistributed	Undistributed		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Differences	(Depreciation)

Janus Smart Portfolio - Growth	$1,440,965	$–	$(3,343,688)	$(1,868)	$(50,641,719)
Janus Smart Portfolio - Moderate	2,071,120	–	(2,048,121)	(1,329)	(28,960,398)
Janus Smart Portfolio - Conservative	2,052,781	–	(2,173,333)	(749)	(14,185,423)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2008

Portfolio	October 31, 2016

Janus Smart Portfolio - Growth	$(3,343,688)
Janus Smart Portfolio - Moderate	$(2,048,121)
Janus Smart Portfolio - Conservative	$(2,173,333)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2008 are noted below.

Janus Smart Portfolios  October 31, 2008  41

Notes to Financial Statements (continued)

The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Smart Portfolio - Growth	$194,032,625	$339,552	$(50,981,271)
Janus Smart Portfolio - Moderate	139,647,425	304,878	(29,265,276)
Janus Smart Portfolio - Conservative	97,369,333	282,929	(14,468,352)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Smart Portfolio - Growth	$4,494,376	$3,905,749	$–	$–
Janus Smart Portfolio - Moderate	3,577,627	2,160,377	–	–
Janus Smart Portfolio - Conservative	2,194,849	553,760	–	–

For the fiscal year ended October 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Smart Portfolio - Growth	$1,188,825	$–	$–	$–
Janus Smart Portfolio - Moderate	953,460	–	–	–
Janus Smart Portfolio - Conservative	462,408	–	–	–

5.	Capital Share Transactions

	Janus Smart Portfolio-Growth		Janus Smart Portfolio-Moderate		Janus Smart Portfolio-Conservative
For each fiscal year ended October 31(all numbers are in thousands)	2008	2007	2008	2007	2008	2007

Transactions in Portfolio Shares:
Shares sold	8,245	9,614	6,813	6,564	7,335	5,460
Reinvested dividends and distributions	648	101	473	83	239	42
Shares repurchased	(4,912)	(2,954)	(4,554)	(1,788)	(4,514)	(1,621)
Net Increase/(Decrease) in Portfolio Shares	3,981	6,761	2,732	4,859	3,060	3,881
Shares Outstanding, Beginning of Period	12,650	5,889	9,502	4,643	5,682	1,801
Shares Outstanding, End of Period	16,631	12,650	12,234	9,502	8,742	5,682

42  Janus Smart Portfolios  October 31, 2008

6.	Affiliated Fund of Funds Transactions

The Portfolios invest in certain mutual funds within the Janus family of funds. While each Portfolio can invest in any or all of the underlying funds, it is expected that each Portfolio will normally invest in only some of the underlying funds at any particular time. All of the realized gain/(loss) recognized by the Portfolios is derived from affiliates. A Portfolio’s investment in any of the underlying funds may exceed 25% of such Portfolio’s total assets. In such instances, the financial statements for the underlying fund may be obtained on the underlying fund’s website at www.janus.com. During the fiscal year ended October 31, 2008, the Portfolios recorded distributions from affiliated investment companies as dividend income and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/08

Janus Smart Portfolio – Growth
Janus Adviser Contrarian Fund – Class I Shares	472,960	$5,138,837	(16,044)	$(178,092)	$(35,928)	$–	$3,943,186
Janus Adviser Flexible Bond Fund – Class I Shares	3,112,623	36,716,832	(589,551)	(6,980,282)	(190,353)	132,033	29,015,326
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	649,622	8,782,994	(304,214)	(4,608,064)	(786,085)	341,232	17,133,360
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	980,645	9,799,825	(233,702)	(2,878,469)	(665,171)	519,936	19,870,161
Janus Adviser International Equity Fund – Class I Shares	985,123	10,521,930	(164,270)	(2,143,089)	(619,252)	135,525	14,278,901
Janus Adviser International Growth Fund – Class I Shares	380,729	16,727,104	(16,153)	(720,747)	(154,179)	–	12,745,582
Janus Adviser Large Cap Growth Fund – Class I Shares	235,932	5,299,974	(7,623)	(172,347)	(30,184)	–	4,267,098
Janus Adviser Small Company Value Fund – Class I Shares	88,093	854,540	(136)	(1,319)	72	–	934,982
Janus Contrarian Fund	358,662	6,606,888	(358,662)	(6,606,889)	(1,657,744)	–	–
Janus Flexible Bond Fund	1,077,991	10,410,205	(4,090,683)	(38,598,802)	(172,500)	1,342,311	–
Janus Fund	214,087	6,606,889	(214,087)	(6,606,889)	(1,316,780)	–	–
Janus Growth and Income Fund	236,227	7,856,511	(42,645)	(1,720,022)	(545,456)	356,120	11,047,507
Janus High-Yield Fund	290,911	2,512,308	(53,355)	(516,561)	(76,794)	471,047	5,174,322
Janus Orion Fund	225,153	2,706,472	(289,089)	(3,189,212)	377,798	30,996	4,634,969
Janus Overseas Fund	180,167	9,469,741	(592,937)	(28,914,562)	(5,383,454)	632,705	433,920
Janus Research Fund	178,241	4,798,865	(105,326)	(3,162,939)	(288,960)	12,535	9,454,567
Janus Twenty Fund	77,146	5,123,982	(61,873)	(3,921,173)	578,549	31,669	10,457,025

		$149,933,897		$(110,919,458)	$(10,966,421)	$4,006,109	$143,390,906

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/08

Janus Smart Portfolio – Moderate
Janus Adviser Flexible Bond Fund – Class I Shares	4,293,519	$50,489,493	(808,577)	$(9,573,557)	$(247,606)	$37,153	$40,076,835
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	391,172	5,357,974	(166,796)	(2,506,863)	(581,900)	192,178	9,842,761
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	692,589	6,705,562	(159,235)	(1,929,089)	(486,997)	266,692	11,281,113
Janus Adviser International Equity Fund – Class I Shares	710,306	7,218,820	(128,205)	(1,671,587)	(516,054)	64,701	8,099,742
Janus Adviser International Growth Fund – Class I Shares	247,508	10,598,248	(17,089)	(762,529)	(152,711)	–	8,055,446
Janus Adviser Large Cap Growth Fund – Class I Shares	178,111	3,954,706	(9,797)	(221,516)	(38,110)	–	3,145,797
Janus Flexible Bond Fund	1,618,139	15,745,936	(5,765,619)	(54,438,406)	(249,087)	2,006,565	–
Janus Fund	154,160	4,755,341	(154,160)	(4,755,340)	(941,691)	–	–
Janus Growth and Income Fund	184,986	5,846,701	(58,814)	(2,353,934)	(670,157)	278,124	8,191,082
Janus High-Yield Fund	249,181	2,067,229	(57,147)	(549,168)	(83,361)	328,709	3,834,939
Janus Orion Fund	180,422	1,803,618	(78,434)	(958,493)	(111,272)	13,250	2,888,967
Janus Overseas Fund	109,485	5,793,746	(336,466)	(16,369,193)	(3,267,552)	354,269	311,880
Janus Research Fund	119,748	3,066,172	(80,550)	(2,364,693)	(184,859)	6,709	5,032,039
Janus Short-Term Bond Fund	679,021	1,952,522	(214,994)	(625,124)	(5,072)	196,839	6,022,661
Janus Twenty Fund	35,644	2,253,741	(25,855)	(1,677,444)	133,839	11,280	3,903,765

		$127,609,809		$(100,756,936)	$(7,402,590)	$3,756,469	$110,687,027

Janus Smart Portfolios  October 31, 2008  43

Notes to Financial Statements (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/08

Janus Smart Portfolio – Conservative
Janus Adviser Contrarian Fund – Class I Shares	348,649	$3,647,583	(12,207)	$(135,499)	$(22,009)	$–	$2,903,488
Janus Adviser Flexible Bond Fund – Class I Shares	4,427,691	52,342,655	(661,385)	(7,830,798)	(200,540)	185,112	43,427,516
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	328,703	4,391,008	(84,939)	(1,303,327)	(266,504)	84,420	5,477,253
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	506,996	4,871,316	(115,082)	(1,420,308)	(270,885)	129,919	6,317,367
Janus Adviser International Equity Fund – Class I Shares	395,035	3,620,159	(47,609)	(621,090)	(137,016)	19,452	3,570,280
Janus Adviser International Growth Fund – Class I Shares	84,713	3,722,669	(4,527)	(201,995)	(35,174)	–	2,803,318
Janus Contrarian Fund	113,077	2,091,251	(244,603)	(4,451,586)	(1,003,909)	12,395	–
Janus Flexible Bond Fund	2,473,366	23,955,255	(6,117,801)	(57,972,253)	(433,498)	1,864,465	–
Janus Growth and Income Fund	131,145	3,887,640	(21,752)	(907,858)	(257,283)	98,905	4,112,766
Janus High-Yield Fund	393,928	3,071,543	(46,485)	(451,848)	(57,636)	222,308	3,840,298
Janus Orion Fund	182,963	1,810,101	(55,140)	(685,304)	(51,907)	7,859	2,132,476
Janus Overseas Fund	58,471	3,012,973	(122,133)	(6,196,667)	(1,552,577)	114,965	271,200
Janus Research Fund	69,610	1,727,835	(15,331)	(474,321)	(84,659)	2,007	2,213,245
Janus Short-Term Bond Fund	1,004,671	2,905,265	(269,825)	(784,752)	(5,428)	203,399	6,114,703

		$115,057,253		$(83,437,606)	$(4,379,025)	$2,945,206	$83,183,910

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that

44  Janus Smart Portfolios  October 31, 2008

dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Smart Portfolios  October 31, 2008  45

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative (three of the portfolios constituting the Janus Investment Fund, hereafter referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the transfer agent and brokers, provide a reasonable basis for our opinion.

December 19, 2008
Denver, Colorado

46  Janus Smart Portfolios  October 31, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Portfolios’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolios file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolios’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Janus Smart Portfolios  October 31, 2008  47

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are also quoted for each Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Portfolio’s Schedule of Investments. This schedule reports the types of securities held in each Portfolio on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios’ liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolios’ net assets. Because Portfolios must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolios’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolios’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Portfolios.

The next section reports the expenses incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolios. The Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolios’ net assets during the reporting period. Changes

48  Janus Smart Portfolios  October 31, 2008

in the Portfolios’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios’ investment performance. The Portfolios’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios’ net assets will not be affected. If you compare each Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolios through purchases or withdrawals via redemptions. The Portfolios’ net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolios.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolios’ expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Portfolio during the reporting period. Don’t confuse this ratio with a Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio’s investments, changes in the target allocation and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Smart Portfolios  October 31, 2008  49

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2008:

Capital Gain Distributions

Portfolio

Janus Smart Portfolio - Growth	$3,905,749
Janus Smart Portfolio - Moderate	$2,160,377
Janus Smart Portfolio - Conservative	$553,760

Dividends Received Deduction Percentage

Portfolio

Janus Smart Portfolio - Growth	32%
Janus Smart Portfolio - Moderate	19%
Janus Smart Portfolio - Conservative	12%

Qualified Dividend Income

Portfolio

Janus Smart Portfolio - Growth	41%
Janus Smart Portfolio - Moderate	25%
Janus Smart Portfolio - Conservative	14%

50  Janus Smart Portfolios  October 31, 2008

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Aspen Series. Collectively, these three registered investment companies consist of 73 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Adviser Series and Janus Aspen Series. Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolios, except for the Portfolios’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios/ Funds
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with Funds	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	73	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	73	Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Janus Smart Portfolios  October 31, 2008  51

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios/ Funds
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with Funds	Time Served	Five Years	Overseen by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002- 2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

*Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 89 funds.

52  Janus Smart Portfolios  October 31, 2008

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address, and Age	Positions Held with Funds	Length of Time Served	During the Past Five Years

Daniel Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Smart Portfolio-Conservative, Janus Smart Portfolio-Growth, Janus Smart Portfolio-Moderate	12/05-Present	Senior Vice President of Janus Capital. Formerly, Vice President and Director of Risk and Trading for Janus Capital (2006); and Senior Quantitative Analyst and Portfolio Manager (2001-2005) for MFS Investment Management.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of INTECH Investment Management LLC. Formerly, Chief Compliance Officer of INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Smart Portfolios  October 31, 2008  53

Janus provides access to a wide range of investment disciplines.

Asset Allocation
Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-3713

Funds distributed by Janus Distributors LLC (10/08)

C-1108-241	111-02-106 12-08

Item 2 — Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.
Item 3 — Audit Committee Financial Expert
Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 — Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
October 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2008	$503,825	$0	$275,440	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2007	$762,863	$0	$131,540	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.
Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
October 31	Service Providers	Service Providers	Providers
2008	$299,768	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2007	$109,141	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
October 31	(A)	(B)	(C)	and (C)1
2008	$0	$0	$0	$0
2007	$0	$0	$0	$0
1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.
Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.
Item 5 — Audit Committee of Listed Registrants
     Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
     Not applicable.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as

     Ex99.CERT.
(a)(3)	Not applicable to open-end companies

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund
By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)
Date: December 29, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)
Date: December 29, 2008

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)
Date: December 29, 2008